UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:	BlackRock Funds

All-Cap Global Resources Portfolio

Asset Allocation Portfolio

Aurora Portfolio

Capital Appreciation Portfolio

Exchange Portfolio

Global Opportunities Portfolio

Global Resources Portfolio

Global Science & Technology Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Mid-Cap Value Equity Portfolio

Mid-Cap Growth Equity Portfolio

Money Market Portfolio

Municipal Money Market Portfolio

New Jersey Municipal Money Market Portfolio

North Carolina Municipal Money Market Portfolio

Ohio Municipal Money Market Portfolio

Pennsylvania Municipal Money Market Portfolio

Small Cap Core Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

U.S. Treasury Money Market Portfolio

Virginia Municipal Money Market Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds, 800

Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2008

Date of reporting period: 10/01/2007 – 03/31/2008

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock
Equity Portfolios

SEMI-ANNUAL REPORT |	MARCH 31, 2008 (UNAUDITED)

Capital Appreciation

Mid-Cap Value Equity

Mid-Cap Growth Equity

Aurora

Small/Mid-Cap Growth

Small Cap Value Equity

Small Cap Core Equity

Small Cap Growth Equity

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

Health Sciences Opportunities

U.S. Opportunities

Global Opportunities

International Opportunities

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets endured severe bouts of volatility during the reporting period, particularly as the calendar turned to 2008. It was then that fears of an economic recession swelled and credit market strains intensified, producing calamity in the financial system and, ultimately, the demise of major Wall Street firm Bear Stearns.

The Federal Reserve Board (the “Fed”), after cutting the target federal funds rate 100 basis points (1%) between September 2007 and year-end, stepped up its efforts to support the ailing financial sector in the first three months of 2008. The central bank cut interest rates 125 basis points in January alone, and followed with another 75-basis-point cut on March 18, bringing the target rate to 2.25%. In an unprecedented move, the Fed also extended its financing operations directly to broker/dealers and assisted JPMorgan in its buyout of ill-fated Bear Stearns.

Against this backdrop, investor anxiety has been acute and equity markets have struggled. The S&P 500 Index of U.S. stocks was down in March, marking the fifth consecutive month of negative returns. International markets outperformed the U.S. for much of 2007, but that trend changed in more recent months as investors grew increasingly reluctant to take on the risks of foreign investing.

In fixed income markets, an ongoing investor flight to quality continued to drive Treasury yields lower and their prices higher. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.45% by March 31. Investors largely shunned bonds associated with the housing and credit markets, and the riskier high yield sector landed in negative territory year-to-date. Meanwhile, the municipal bond market has struggled with concerns around the creditworthiness of monoline bond insurers and the failure of auctions for auction rate securities, driving yields higher and prices lower across the curve. At period-end, municipal bonds were trading at higher yields than their Treasury counterparts, a very unusual occurrence by historical standards.

Overall, the major benchmark indexes posted mixed results for the current reporting period, generally reflecting heightened investor risk aversion:

Total Returns as of March 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(12.46)%	(5.08)%
Small cap U.S. equities (Russell 2000 Index)	(14.02)%	(13.00)%
International equities (MSCI Europe, Australasia, Far East Index)	(10.50)%	(2.70)%
Fixed income (Lehman Brothers U.S. Aggregate Index)	5.23%	7.67%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.75%	1.90%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(4.01)%	(3.47)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary (Unaudited)	Capital Appreciation Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed that of the benchmark Russell 1000 Growth Index for the six-month period.

What factors influenced performance?

•

Stock selection accounted for the majority of the Portfolio’s relative outperformance over the period. Selection gains were most advantageous in the healthcare sector, where the Portfolio held top performers across many sub-sectors. Pharmaceutical giant Abbott Laboratories and biotechnology firms Gilead Sciences Inc. and Celgene Corp. were the most notable contributors.

•

Strength among the Portfolio’s energy holdings, namely, EOG Resources Inc. and CONSOL Energy, Inc., also enhanced results. Shares of both companies surged higher during the period, driving the Portfolio’s 30% gain in the sector.

•

Additionally, favorable stock selection in materials and consumer staples boosted relative performance. Relative strength in the materials sector was attributable to long-time Portfolio holding, Monsanto, as the agricultural biotechnology company has benefited from strong global demand for its seed and trait products. Within consumer staples, our emphasis on multinational, stable growth companies has had a positive impact. Wal-Mart was the top individual contributor in this group.

•

In contrast, negative stock selection in information technology and consumer discretionary limited the Portfolio’s relative gains over the past six months. Semiconductor holdings PMC-Sierra Inc. and Broadcom Corp. hindered results in information technology, while gaming operator Las Vegas Sands Corp. and footwear manufacturer Crocs Inc. accounted for much of the underperformance in the consumer discretionary sector.

Describe recent Portfolio activity.

•	During the period, we increased the Portfolio’s weighting in consumer staples and energy, while we reduced the allocation to financials and industrials.

Describe Portfolio positioning at period-end.

•

Throughout the six-month period, we continued to emphasize a number of the large, steady growth companies in our universe, with a focus on stocks that have non-cyclical growth potential, as we believe these firms are best suited to weather a slowdown in global growth.

•

Sector weights continued to be driven by our bottom-up stock selection decisions. At period-end, the Portfolio’s largest overweights versus the benchmark Russell 1000 Growth Index were in healthcare and consumer staples, while it was relatively underexposed to the struggling consumer discretionary and financials sectors.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Apple Computer, Inc.	4%
The Coca-Cola Co.	4
Wal-Mart Stores, Inc.	4
QUALCOMM, Inc.	3
Adobe Systems, Inc.	3
Microsoft Corp.	3
Philip Morris International, Inc.	3
Google, Inc. - Class A	3
Honeywell International, Inc.	3
Monsanto Co.	3

Ten Largest Industries	Percent of Long-Term Investments
Computer Software & Services	13%
Pharmaceuticals	9
Manufacturing	9
Telecommunications	7
Retail Merchandising	7
Oil & Gas	7
Computer & Office Equipment	6
Medical Instruments & Supplies	5
Beverages & Bottling	5
Food & Agriculture	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	Under normal market conditions, the Portfolio invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.
††

An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(8.84)%	5.06%	—	11.46%	—	3.77%	—
Investor A	(9.05)%	4.52%	(0.99)%	11.04%	9.86%	3.38%	2.83%
Investor B	(9.42)%	3.71%	(0.79)%	10.22%	9.94%	2.72%	2.72%
Investor C	(9.34)%	3.92%	2.92%	10.29%	10.29%	2.65%	2.65%
Russell 1000® Growth Index.	(10.87)%	(0.75)%	—	9.96%	—	1.28%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$911.59	$3.35	$1,000.00	$1,021.46	$3.54
Investor A	$1,000.00	$909.46	$5.73	$1,000.00	$1,018.93	$6.07
Investor B	$1,000.00	$905.76	$9.92	$1,000.00	$1,014.46	$10.54
Investor C	$1,000.00	$906.59	$8.95	$1,000.00	$1,015.49	$9.51

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 1.20% for Investor A, 2.08% for Investor B and 1.88% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	5

Portfolio Summary (Unaudited)	Mid-Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Russell Midcap Value Index for the six-month period ended March 31, 2008.

What factors influenced performance?

•

Portfolio performance benefited from favorable stock selection in utilities, where Equitable Resources (gas utilities), Entergy Corp. (electric utilities) and Constellation Energy (independent power producers) added value. In energy, exploration & production companies performed particularly well, especially EOG Resources, Southwestern Energy, CONSOL Energy, Inc. and Massey Energy. In industrials, armored car and home security provider Brink’s was a standout performer.

•

Stock selection and an underweight in financials also added value, with key contributions from People’s United Financial in thrift & mortgage finance; good stock selection and an underweight in commercial banks, particularly Cullen/Frost Bankers; stock selection in real estate investment trusts (REITs); and an underweight in insurance.

•

Although an underweight and stock selection among media names added value in the consumer discretionary sector, these gains were overshadowed by disappointing performance from select specialty retailers and apparel manufacturers, specifically Borders Group and Jones Apparel Group.

•

Other detractors included stock selection in information technology, healthcare and consumer staples. Stocks that disappointed included Electronics for Imaging, a producer of printing and imaging products, managed care provider Coventry Healthcare and Constellation Brands and Pilgrim’s Pride within consumer staples.

Describe recent Portfolio activity.

•

During the six months, we increased the Portfolio’s exposure to materials, healthcare and consumer staples. In materials, we established a position in chemicals company Hercules. In healthcare, we added to equipment & supply manufacturers (Cooper Cos.) and healthcare providers (with new positions in Laboratory Corp. of America and DaVita). In consumer staples, we added to tobacco and personal products (with a new position in Estee Lauder) and beverage producers (Constellation Brands).

•

We reduced exposure to consumer discretionary, industrials and financials. In consumer discretionary, we trimmed specialty retailers (with the sale of Office Depot and Borders Group) and apparel manufacturers. In industrials, we trimmed construction & engineering, electric equipment and aerospace & defense, and in financials, we reduced exposure to REITs and commercial banks.

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period overweight in healthcare (particularly healthcare providers and equipment & supply manufacturers) and consumer staples (notably tobacco, food & staples retailers). Underweights at period-end included financials (particularly REITs and insurance) and consumer discretionary (primarily household durables and media).

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Safeway, Inc.	2%
The Brink’s Co.	2
Grant Prideco, Inc.	2
Simon Property Group, Inc. (REIT)	2
The Cooper Cos., Inc.	2
Del Monte Foods Co.	2
People’s United Financial, Inc.	2
Newfield Exploration Co.	2
HCC Insurance Holdings, Inc.	2
Edison International	2

Ten Largest Industries	Percent of Long-Term Investments
Energy & Utilities	13%
Insurance	8
Oil & Gas	8
Retail Merchandising	8
Banks	7
Finance	6
Medical & Medical Services	5
Manufacturing	5
Chemicals	4
Real Estate	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies.
††

An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(12.21)%	(9.24)%	—	18.28%	—	8.69%	—
Service	(12.38)%	(9.50)%	—	17.94%	—	8.38%	—
Investor A	(12.37)%	(9.53)%	(14.27)%	17.94%	16.68%	8.38%	7.80%
Investor B	(12.65)%	(10.14)%	(13.67)%	17.10%	16.88%	7.68%	7.68%
Investor C	(12.65)%	(10.22)%	(11.00)%	17.09%	17.09%	7.60%	7.60%
Russell Midcap® Value Index	(14.09)%	(14.12)%	—	16.77%	—	8.16%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$877.88	$4.41	$1,000.00	$1,020.24	$4.76
Service	$1,000.00	$876.18	$5.84	$1,000.00	$1,018.69	$6.31
Investor A	$1,000.00	$876.30	$5.86	$1,000.00	$1,018.67	$6.33
Investor B	$1,000.00	$873.52	$9.37	$1,000.00	$1,014.88	$10.12
Investor C	$1,000.00	$873.49	$9.37	$1,000.00	$1,014.87	$10.13

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.94% for Institutional, 1.25% for Service, 1.25% for Investor A, 2.00% for Investor B and 2.00% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	7

Portfolio Summary (Unaudited)	Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio posted strong relative returns amid a challenging investment backdrop, outperforming the benchmark Russell Mid Cap Growth Index for the six-month period.

What factors influenced performance?

•	The majority of the Portfolio’s outperformance of the benchmark is attributed to strong stock selection in the energy and materials sectors.

•

Within energy, exploration & production names were the most significant industry contributors. Coal companies Massey Energy and CONSOL Energy, Inc. posted outsized gains, as prices for coal increased on rising foreign demand. Additionally, oil and natural gas company EOG Resources advanced more than 60% during the period on increased production possibilities.

•

Within the materials sector, chemicals company Agrium continued to post strong financial results on increasing demand for its fertilizer products. Industrials companies Joy Global and IHS Incorporated also posted double-digit returns, bolstering Portfolio performance.

•

These positives were offset by weak stock selection in the information technology and financials sectors. In technology, the communications equipment industry was the most significant industry detractor. Foundry Networks and Juniper Networks accounted for much of the underperformance, as worries over decreased corporate spending pressured the stocks. Within financials, larger holding CME Group was down almost 20% for the period on news of a possible industry reorganization.

Describe recent Portfolio activity.

•

We made no major changes to the Portfolio’s composition during the six-month period. We selectively trimmed and added holdings throughout the Portfolio. Among stocks added were Broadcom, Intuit and DeVry Incorporated. Notable eliminations were JCPenney, Lam Research and Precision Castparts.

Describe Portfolio positioning at period-end.

•

As of March 31, 2008, the Portfolio’s most significant overweight was in the information technology sector, where we maintain a diverse group of holdings. The most significant underweight at period-end was in the financials sector.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Thermo Electron Corp.	3%
Pediatrix Medical Group, Inc.	3
GameStop Corp.	3
Ametek, Inc.	3
Bare Escentuals, Inc.	2
IHS, Inc.	2
Celanese Corp. - Series A	2
Amphenol Corp.	2
Adobe Systems, Inc.	2
CME Group, Inc.	2

Ten Largest Industries	Percent of Long-Term Investments
Computer Software & Services	11%
Oil & Gas	10
Medical & Medical Services	6
Electronics	6
Retail Merchandising	5
Business Services	5
Telecommunications	5
Finance	4
Entertainment & Leisure	4
Metal & Mining	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

8	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Mid-Cap Growth Equity Portfolio

Total Return on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the portfolio management team believes have above-average earnings growth potential.
††

An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(10.45)%	1.68%	—	14.04%	—	7.26%	—
Service	(10.68)%	1.50%	—	13.66%	—	6.94%	—
Investor A	(10.76)%	1.08%	(4.19)%	13.48%	12.27%	6.74%	6.17%
Investor B	(11.04)%	0.40%	(4.10)%	12.65%	12.40%	6.13%	6.13%
Investor C	(11.04)%	0.40%	(0.60)%	12.65%	12.65%	5.97%	5.97%
R	(10.68)%	1.17%	—	13.45%	—	6.70%	—
Russell Midcap® Growth Index	(10.05)%	(4.55)%	—	15.20%	—	5.16%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$895.48	$5.07	$1,000.00	$1,019.59	$5.41
Service	$1,000.00	$893.18	$6.81	$1,000.00	$1,017.71	$7.29
Investor A	$1,000.00	$892.43	$7.33	$1,000.00	$1,017.16	$7.84
Investor B	$1,000.00	$889.57	$11.00	$1,000.00	$1,013.21	$11.79
Investor C	$1,000.00	$889.57	$10.67	$1,000.00	$1,013.57	$11.43
R	$1,000.00	$893.22	$7.32	$1,000.00	$1,017.17	$7.83

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.07% for Institutional, 1.44% for Service, 1.55% for Investor A, 2.33% for Investor B, 2.26% for Investor C and 1.55% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	9

Portfolio Summary (Unaudited)	Aurora Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results lagged that of the benchmark Russell 2500 Value Index for the six-month period ended March 31, 2008.

What factors influenced performance?

•

Stock selection in information technology (IT) and financials detracted from the Portfolio’s relative results. Within IT, key laggards included Tessera Technologies, RF Micro Devices, Trident Microsystems and PMC-Sierra (all semiconductor names), and Electronics for Imaging, a producer of printing and imaging products. Within financials, we saw disappointing results from holdings in capital markets (notably, Piper Jaffray and Affiliated Managers Group), insurance and real estate investment trusts (particularly Boardwalk Real Estate Investment Trust).

•

In a challenging market for consumer-related stocks, an overweight position and stock selection in consumer discretionary also detracted from performance. Key laggards were Scientific Games, Pinnacle Entertainment, Penn National Gaming and Morgans Hotel Group (all in hotels, restaurants & leisure), as well as multiline retailer Saks.

•

Bright spots during the period included stock selection in industrials and healthcare. Within industrials, top performers were Brink’s and Copart (both in commercial services), marine shipper Kirby Corp. and construction & engineering firm Chicago Bridge & Iron. Healthcare provider Kindred Healthcare performed well, as did Axcan Pharma, which was taken private by TPG Capital, and biotechnology company Dyax Corp.

•

Stock selection and an overweight position in consumer staples also proved advantageous. Key contributors included food & staples retailers BJ’s Wholesale Club and Ruddick Corp., operator of the Harris Teeter supermarket chain.

Describe recent Portfolio activity.

•

Over the past six months, we increased the Portfolio’s exposure to utilities, primarily electric utilities with a new position in ITC Holdings, and to consumer discretionary. In the latter sector, we established positions in restaurant operators Jack in the Box and CBRL Group. We also added Phillips-Van Heusen and Jarden Corp., while trimming exposure to specialty retailers.

•

Meanwhile, we reduced exposure to industrials, financials and IT. In industrials, we trimmed construction & engineering with the sale of Chicago Bridge & Iron and URS Corp., and aerospace & defense. In financials, we trimmed commercial banks with the sale of Colonial Bancgroup and Wintrust Financial, select REITs and insurance names. In IT, we sold select underperforming semiconductor-related names including RF Micro Devices, Trident Microsystems and Tessera Technologies, and also exited our position in Electronics for Imaging.

Describe Portfolio positioning at period-end.

•	The Portfolio ended the period overweight most notably in consumer discretionary, industrials, consumer staples and healthcare, and underweight primarily in financials, utilities and materials.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
The Brink’s Co.	4%
Hain Celestial Group, Inc.	3
Magellan Health Services, Inc.	3
Boardwalk Real Estate Investment Trust (REIT)	3
LKQ Corp.	2
Copart, Inc.	2
Scientific Games Corp. - Class A	2
Affiliated Managers Group, Inc.	2
BJ’s Wholesale Club, Inc.	2
Ruddick Corp.	2

Ten Largest Industries	Percent of Long-Term Investments
Retail Merchandising	13%
Entertainment & Leisure	9
Manufacturing	9
Medical & Medical Services	7
Oil & Gas	6
Banks	6
Business Services	5
Food & Agriculture	5
Computer Software & Services	5
Aerospace	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Aurora Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	Under normal market conditions, the Portfolio invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.
††	An index composed of the Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(15.36)%	(14.06)%	—	14.17%	—	9.08%	—
Investor A	(15.50)%	(14.34)%	(18.83)%	13.79%	12.57%	8.70%	8.11%
Investor B	(15.83)%	(15.02)%	(17.94)%	12.94%	12.77%	8.00%	8.00%
Investor C	(15.86)%	(15.01)%	(15.66)%	12.96%	12.96%	7.90%	7.90%
R	(15.59)%	(14.52)%	—	13.53%	—	8.45%	—
Russell 2500TM Value Index	(14.88)%	(16.54)%	—	15.56%	—	7.86%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$846.36	$4.85	$1,000.00	$1,019.68	$5.32
Investor A	$1,000.00	$845.03	$6.64	$1,000.00	$1,017.71	$7.29
Investor B	$1,000.00	$841.68	$10.08	$1,000.00	$1,013.92	$11.08
Investor C	$1,000.00	$841.38	$10.07	$1,000.00	$1,013.93	$11.07
R	$1,000.00	$844.07	$7.21	$1,000.00	$1,017.09	$7.91

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.05% for Institutional, 1.44% for Investor A, 2.19% for Investor B, 2.19% for Investor C and 1.56% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	11

Portfolio Summary (Unaudited)	Small/Mid-Cap Growth Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Russell 2500 Growth Index for the six-month period.

What factors influenced performance?

•	Strong stock selection in information technology and energy accounted for the majority of the Portfolio’s outperformance of the benchmark.

•

Within information technology, Internet software & services was the best performing industry. Services names ExlServices and Forrester Research were lifted after posting strong financial results during the period. Top holding SkilSoft continued to execute in a tough environment, and gained more than 16% over the six months.

•

Within the energy sector, exploration & production was the most significant industry contributor. Coal companies Massey Energy and CONSOL Energy, Inc. posted outsized gains for the period, as prices for coal increased on rising foreign demand. Additionally, newer holding Delta Petroleum was up more than 60% on increased production opportunities.

•

Negative stock selection in healthcare and consumer discretionary hindered the Portfolio’s relative returns. Medical devices and equipment was the worst-performing industry within the healthcare sector. Our position in Cutera Incorporated fell after the company reported weaker demand for its end product of cosmetic lasers. Elsewhere in healthcare, pharmaceutical company Medicis Pharmaceutical was down more than 35% on worries over a generic filing for its top-selling acne drug. Within consumer discretionary, holdings Life Time Fitness and Scientific Games both registered sharp declines for the period.

Describe recent Portfolio activity.

•	We significantly increased our underweight in the consumer discretionary sector, eliminating a variety of names, including Dick’s Sporting Goods, Life Time Fitness and Ruth’s Chris Steak House, Inc.

•	Conversely, we increased the Portfolio’s weighting in information technology, adding positions in ComScore, Tivo and Intuit.

Describe Portfolio positioning at period-end.

•

As of March 31, 2008, the Portfolio’s most significant overweight was in the information technology sector, where we maintain a diverse group of holdings. The most significant underweight at period-end was in the consumer discretionary sector.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	4%
ExlService Holdings, Inc.	3
Pediatrix Medical Group, Inc.	2
IHS, Inc.	2
CKX, Inc.	2
SonicWALL, Inc.	2
Sykes Enterprises, Inc.	2
Shire Plc - ADR	2
Delta Petroleum Corp.	2
Quanex Corp.	2

Ten Largest Industries	Percent of Long-Term Investments
Computer Software & Services	17%
Business Services	9
Oil & Gas	8
Medical & Medical Services	7
Medical Instruments & Supplies	6
Pharmaceuticals	6
Finance	5
Manufacturing	5
Entertainment & Leisure	4
Electronics	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

12	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Small/Mid-Cap Growth Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	Under normal market conditions, the Portfolio invests at least 80% of total assets in small-capitalization and mid-capitalization companies.
††	An index composed of the Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(11.85)%	(2.02)%	—	14.63%	—	4.95%	—
Investor A	(11.96)%	(2.20)%	(7.34)%	14.31%	13.09%	4.64%	4.08%
Investor B	(12.29)%	(3.04)%	(6.60)%	13.46%	13.22%	4.00%	4.00%
Investor C	(12.32)%	(3.09)%	(3.88)%	13.44%	13.44%	3.91%	3.91%
R	(12.04)%	(2.50)%	—	13.97%	—	4.33%	—
Russell 2500TM Growth Index	(11.38)%	(6.25)%	—	15.46%	—	4.27%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$881.54	$5.17	$1,000.00	$1,019.43	$5.57
Investor A	$1,000.00	$880.39	$6.33	$1,000.00	$1,018.18	$6.82
Investor B	$1,000.00	$877.09	$9.85	$1,000.00	$1,014.37	$10.63
Investor C	$1,000.00	$876.84	$9.85	$1,000.00	$1,014.37	$10.63
R	$1,000.00	$879.64	$7.47	$1,000.00	$1,016.96	$8.04

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.35% for Investor A, 2.10% Investor B, 2.10% for Investor C and 1.59% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	13

Portfolio Summary (Unaudited)	Small Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio returns underperformed that of the benchmark Russell 2000 Value Index for the six-month period ended March 31, 2008.

What factors influenced performance?

•

In terms of performance detractors, the positive impact of an underweight in information technology was overshadowed by poor stock selection. Stocks that disappointed included semiconductor names RF Micro Devices, Trident Microsystems, PNC-Sierra and Cirrus Logic; software companies Lawson Software and Guidance Software; and Electronics for Imaging, a producer of printing and imaging products.

•

Stock selection in materials and financials also hindered the Portfolio’s relative results. Chemicals company H.B. Fuller detracted, as did stock selection and an underweight in metals & mining stocks, which outperformed on spiking commodity prices. In financials, key detractors were commercial banks Boston Private Financial, Sterling Financial and First Midwest Bancorp, and capital markets names Piper Jaffray and TradeStation Group.

•

Contributing to the Portfolio’s relative results was favorable stock selection in the industrials, healthcare and energy sectors, in addition to stock selection and an overweight position in consumer staples.

•

Within industrials, top performers included armored car and home security provider Brink’s and global human resources consulting firm Watson Wyatt Worldwide. Marine shipper Kirby Corp. and aerospace & defense firm Orbital Sciences also added value in the sector. In healthcare, healthcare provider Kindred Healthcare contributed to Portfolio returns, as did pharmaceuticals company Axcan Pharma, which was taken private by TPG Capital.

•

Top stocks in energy included W-H Energy Services, Oil States International and Lufkin Industries within the equipment & services subsector, and Delta Petroleum and Swift Energy within exploration & production. In consumer staples, food and staples retailers BJ’s Wholesale Club and Ruddick Corp., operator of the Harris Teeter supermarket chain, provided positive attribution.

Describe recent Portfolio activity.

•

During the six-month period, we increased exposure to utilities, primarily electric utilities, and consumer discretionary. In the latter sector, we established positions in Jack in the Box, WMS Industries and Scientific Games in the hotels, restaurants & gaming category, while also increasing our position in LeapFrog Enterprises. Meanwhile, we trimmed exposure to specialty retailers and apparel manufacturers.

•

We reduced exposure to financials and information technology. Notable sales included Sterling Financial, Cathay General Bancorp, Umpqua Holdings and Boston Private Financial (all commercial banks), and LaSalle Hotel Properties and Capital Trust (two real estate investment trusts). Within IT, we sold Electronics for Imaging as well as underperforming semiconductor names RF Micro Devices, Trident Microsystems, Tessera Technologies and Cirrus Logic.

Describe Portfolio positioning at period-end.

•	The Portfolio ended the period overweight most notably in consumer discretionary, consumer staples, industrials and healthcare, and underweight primarily in financials and information technology.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
The Brink’s Co.	4%
Ruddick Corp.	4
Magellan Health Services, Inc.	3
LKQ Corp.	3
Texas Industries, Inc.	2
BJ’s Wholesale Club, Inc.	2
Hain Celestial Group, Inc.	2
SkillSoft Plc - ADR	2
Piper Jaffray Cos., Inc.	2
Silgan Holdings, Inc.	2

Ten Largest Industries	Percent of Long-Term Investments
Retail Merchandising	10%
Entertainment & Leisure	10
Medical & Medical Services	9
Banks	8
Oil & Gas	7
Business Services	6
Manufacturing	6
Computer Software & Services	5
Insurance	4
Real Estate	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

14	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Small Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion).
††	An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

The Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the tax ID number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	(13.46)%	(14.11)%	—	14.53%	—	5.44%	—
Institutional	(13.43)%	(13.94)%	—	14.69%	—	5.58%	—
Service	(13.55)%	(14.07)%	—	14.34%	—	5.27%	—
Investor A	(13.60)%	(14.27)%	(18.78)%	14.25%	13.03%	5.15%	4.59%
Investor B	(13.95)%	(14.75)%	(17.89)%	13.42%	13.26%	4.50%	4.50%
Investor C	(13.88)%	(14.87)%	(15.56)%	13.37%	13.37%	4.35%	4.35%
Russell 2000® Value Index	(13.05)%	(16.88)%	—	15.45%	—	7.46%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During Period*
BlackRock	$1,000.00	$865.43	$5.13	$1,000.00	$1,019.43	$5.57
Institutional	$1,000.00	$865.74	$4.18	$1,000.00	$1,020.46	$4.54
Service	$1,000.00	$864.46	$5.88	$1,000.00	$1,018.61	$6.39
Investor A	$1,000.00	$864.00	$6.13	$1,000.00	$1,018.34	$6.66
Investor B	$1,000.00	$860.54	$10.12	$1,000.00	$1,013.99	$11.01
Investor C	$1,000.00	$861.20	$10.08	$1,000.00	$1,014.04	$10.96

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.10% for BlackRock, 0.90% for Institutional, 1.26% for Service, 1.32% for Investor A, 2.18% for Investor B and 2.17% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	15

Portfolio Summary (Unaudited)	Small Cap Core Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results lagged that of the benchmark Russell 2000 Index for the six-month period ended March 31, 2008.

What factors influenced performance?

•

Stock selection and an underweight position in financials detracted from Portfolio performance, primarily within the commercial bank, insurance and capital markets categories. Key laggards included Evercore Partners and Piper Jaffray. Stock selection in industrials also hindered fund performance (led by tool manufacturer Hardinge Inc. and auto parts producer Accuride Corp.), as did stock picks in consumer staples.

•

In a challenging market environment for consumer-related stocks, an underweight in consumer discretionary added value. However, these gains were overshadowed by disappointing stock selection, particularly among hotels, restaurants & leisure names, including Pinnacle Entertainment and Morgans Hotel Group, and select specialty retailers.

•

Bright spots during the period included stock selection in healthcare, information technology and telecommunication services. Within healthcare, key contributors included Icon PLC and Kendle International, providers of clinical research and drug development services, healthcare provider Amedisys, biotechnology firm Dyax Corp. and Axcan Pharma, a pharmaceuticals company that was taken private by TPG Capital. In information technology, top performers included Skillsoft PLC, a provider of Web-based education and training; EMS Technologies, a communications equipment company; and Forrester Research in IT services. In telecommunications, Iowa Telecommunications Services was a standout.

Describe recent Portfolio activity.

•

During the six-month period, we increased the Portfolio’s exposure to consumer discretionary, energy and information technology. Within consumer discretionary, we added new positions in specialty retailers AnnTaylor Stores, Coldwater Creek and Christopher & Banks, and household durables company Jarden. In energy, we added to existing holdings in equipment & services and established a position in Penn Virginia Corp. In information technology, we added to our software exposure and established positions in Benchmark Electronics and TTM Technologies (both in electronics equipment).

•	Meanwhile, we reduced exposure to healthcare. We sold equipment & supply manufacturer DJO (upon a takeover), Kendle International and Axcan Pharma (upon the aforementioned private equity takeout).

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period modestly overweight in healthcare (primarily healthcare providers and healthcare technology) and consumer staples (particularly personal products). Notable underweights included financials (thrift & mortgage finance, real estate investment trusts and insurance) and materials (metals & mining and chemicals).

Performance Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	3%
Actuant Corp. - Class A	2
Copart, Inc.	2
Chart Industries, Inc.	2
EMS Technologies, Inc.	2
First Mercury Financial Corp.	2
Blackboard, Inc.	2
Elizabeth Arden, Inc.	2
Gramercy Capital Corp. (REIT)	2
Orient-Express Hotels Ltd. - Class A	2

Ten Largest Industries	Percent of Long-Term Investments
Computer Software & Services	15%
Manufacturing	10
Retail Merchandising	8
Oil & Gas	8
Banks	8
Real Estate	5
Business Services	4
Medical Instruments & Supplies	4
Entertainment & Leisure	4
Medical & Medical Services	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

16	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Small Cap Core Equity Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**	Commencement of operations.
†	The Portfolio normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion).
††	An index that measures the performance of the 2000 smallest companies in the Russell 3000®

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		From Inception**
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(15.95)%	(12.61)%	—	16.95%	—	10.59%	—
Service	(16.06)%	(12.87)%	—	16.74%	—	10.44%	—
Investor A	(16.13)%	(13.01)%	(17.56)%	16.51%	15.28%	10.27%	9.32%
Investor B	(16.48)%	(13.70)%	(17.30)%	15.72%	15.50%	9.67%	9.67%
Investor C	(16.45)%	(13.63)%	(14.43)%	15.76%	15.76%	9.69%	9.69%
Russell 2000® Index	(14.02)%	(13.00)%	—	14.90%	—	6.94%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.
**	The Portfolio commenced operations on 1/2/02.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$840.51	$5.94	$1,000.00	$1,018.46	$6.54
Service	$1,000.00	$839.43	$7.16	$1,000.00	$1,017.12	$7.88
Investor A	$1,000.00	$838.66	$8.05	$1,000.00	$1,016.14	$8.86
Investor B	$1,000.00	$835.20	$11.51	$1,000.00	$1,012.30	$12.70
Investor C	$1,000.00	$835.53	$11.37	$1,000.00	$1,012.45	$12.55

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.29% for Institutional, 1.56% for Service, 1.75% for Investor A, 2.51% for Investor B and 2.48% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	17

Portfolio Summary (Unaudited)	Small Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Against a challenging investment backdrop, the Portfolio posted strong relative performance, outpacing the return of the benchmark Russell 2000 Growth Index.

What factors influenced performance?

•

Strong stock selection in information technology (IT) and industrials accounted for the majority of the Portfolio’s outperformance of the benchmark. IT software & services was an important contributor. Top holding SkilSoft continued to execute in a tough environment, gaining 16% during the period. Likewise, IT services was a top industry contributor, led by strong performance from ExlService and Forrester Research.

•

Stock selection in industrials also boosted fund returns, as commercial services names IHS Incorporated, Watson Wyatt Worldwide and Clean Harbors all posted double-digit gains for the period. Machinery holding Bucyrus International was the largest overall contributor to the Portfolio.

•	Coal company Massey Energy also added significant value, as increased coal spot prices and rising foreign demand lifted the stock.

•

Stock selection in consumer discretionary and consumer staples detracted from relative returns. In consumer discretionary, the hotels and leisure industry accounted for most of the weakness. Scientific Games and Ameristar Casinos both posted significant declines for the six-month period. Within consumer staples, our holding in Green Mountain Coffee was down more than 20% on worries of decreased consumer spending and rising costs of coffee beans.

Describe recent Portfolio activity.

•

During the period, we significantly increased our underweight position in the consumer discretionary sector, eliminating a variety of names, including Vail Resorts, Life Time Fitness and Pinnacle Entertainment.

•	We increased our weighting in the healthcare sector, adding positions in LifeCell, Martek Biosciences and ArthroCare.

Describe Portfolio positioning at period-end.

•

As of March 31, 2008, the Portfolio’s most significant overweight was in the information technology sector, with a diverse group of holdings. The most significant underweight was in the consumer discretionary sector.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	4%
IHS, Inc.	3
Sykes Enterprises, Inc.	3
Pediatrix Medical Group, Inc.	3
ExlService Holdings, Inc.	3
Wright Medical Group, Inc.	2
Atwood Oceanics, Inc.	2
Forrester Research, Inc.	2
Quanex Corp.	2
Orient-Express Hotels Ltd. - Class A	2

Ten Largest Industries	Percent of Long-Term Investments
Computer Software & Services	20%
Business Services	10
Medical Instruments & Supplies	10
Medical & Medical Services	9
Oil & Gas	8
Manufacturing	7
Entertainment & Leisure	4
Semiconductors & Related Devices	4
Finance	3
Aerospace	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

18	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the portfolio management team believes offer superior prospects for growth.
††	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(8.31)%	0.09%	—	18.77%	—	4.68%	—
Service	(8.46)%	(0.15)%	—	18.46%	—	4.39%	—
Investor A	(8.47)%	(0.20)%	(5.45)%	18.38%	17.11%	4.26%	3.70%
Investor B	(8.94)%	(0.95)%	(5.40)%	17.40%	17.19%	3.65%	3.65%
Investor C	(8.89)%	(1.17)%	(2.15)%	17.41%	17.41%	3.46%	3.46%
Russell 2000® Growth Index	(14.66)%	(8.95)%	—	14.24%	—	1.75%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$916.91	$3.79	$1,000.00	$1,020.99	$4.01
Service	$1,000.00	$915.41	$5.29	$1,000.00	$1,019.41	$5.59
Investor A	$1,000.00	$915.35	$5.40	$1,000.00	$1,019.29	$5.71
Investor B	$1,000.00	$910.58	$10.27	$1,000.00	$1,014.11	$10.89
Investor C	$1,000.00	$911.10	$9.86	$1,000.00	$1,014.56	$10.44

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.79% for Institutional, 1.11% for Service, 1.13% for Investor A, 2.15% for Investor B and 2.06% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	19

Portfolio Summary (Unaudited)	Global Science & Technology Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Returns for the Portfolio’s Institutional and Investor A shares were generally in line with that of the benchmark NYSE ARCA Tech 100 Index for the six-month period, while Service, Investor B and Investor C shares lagged the benchmark return.

What factors influenced performance?

•	Portfolio underperformance during the reporting period was the result of negative stock selection effects, while sector allocation contributed positively to results.

•

Stock selection within information technology was the biggest detractor from performance. In particular, results were weak within semiconductors and technology hardware & equipment. Within healthcare, stock selection in the life sciences tools & services hindered relative results.

•

From an individual stock point of view, the Portfolio’s lack of exposure to Genzyme Corp. and Genentech Inc. proved most unfavorable, as these biotechnology stocks performed strongly in a declining market, which hurt relative comparisons. A position in Google Inc. also detracted from results during the period, as company shares declined more than 20%.

•

Conversely, an underweight relative to the benchmark in information technology and an allocation to telecommunication services, which is not a component of the benchmark, contributed positively. Within information technology, relative positioning also was a positive contributor. Underweight positions in semiconductors & semiconductor equipment and data processing & outsourced services and an overweight in Internet software & services supported relative results during the period.

•

Elsewhere, an overweight in healthcare equipment contributed to alpha generation. Additionally, we benefited from our stock positioning within the software & services and capital goods industry groups.

•

The stocks contributing most significantly to outperformance included global pharmaceutical company Pharmion and business intelligence software developer Business Objects. Despite a weak overall market environment, these companies experienced strong gains during the period.

Describe recent Portfolio activity.

•

Portfolio positioning shifted in some areas during the quarter consistent with our investment process. Specifically, we added to Portfolio holdings in healthcare equipment, systems software and computer hardware. In contrast, the Portfolio’s exposure to biotechnology, capital goods, application software and internet software & services declined over the period.

Describe Portfolio positioning at period-end.

•

At the end of the reporting period, the Portfolio was most overweight relative to the benchmark in healthcare equipment and home entertainment software and had an allocation to telecommunication services, which is not included in the benchmark. Underweighted sectors included biotechnology and life science tools & services, application software and aerospace & defense.

•	Geographically, approximately 20% of the Portfolio’s net assets was allocated to non-U.S. companies.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Apple Computer, Inc.	5%
International Business Machines Corp.	3
Microsoft Corp.	2
DST Systems, Inc.	2
Hewlett-Packard Co.	2
Lockheed Martin Corp.	2
Gilead Sciences, Inc.	2
Oracle Corp.	2
Intel Corp.	2
Becton, Dickinson & Co.	2

Ten Largest Industries	Percent of Long-Term Investments
Computer Software & Services	30%
Computer & Office Equipment	13
Telecommunications	12
Semiconductors & Related Devices	11
Medical Instruments & Supplies	10
Pharmaceuticals	7
Electronics	4
Aerospace	4
Medical & Medical Services	2
Manufacturing	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

20	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Global Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**	Commencement of operations.
†	The Portfolio will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.
††	A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		From Inception**
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(14.06)%	1.44%	—	16.22%	—	(3.17)%	—
Service	(14.27)%	0.93%	—	15.83%	—	(3.47)%	—
Investor A	(14.19)%	1.08%	(4.21)%	15.75%	14.51%	(3.59)%	(4.24)%
Investor B	(14.65)%	0.14%	(4.36)%	14.84%	14.61%	(4.34)%	(4.34)%
Investor C	(14.67)%	0.00%	(1.00)%	14.80%	14.80%	(4.36)%	(4.36)%
NYSE Arca Tech 100 IndexSM	(14.15)%	(4.26)%	—	13.45%	—	(2.11)%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.
**	The Portfolio commenced operations on 5/15/00.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$859.36	$6.28	$1,000.00	$1,018.17	$6.83
Service	$1,000.00	$857.30	$8.04	$1,000.00	$1,016.24	$8.76
Investor A	$1,000.00	$858.12	$8.13	$1,000.00	$1,016.14	$8.86
Investor B	$1,000.00	$853.51	$12.25	$1,000.00	$1,011.61	$13.39
Investor C	$1,000.00	$853.33	$12.00	$1,000.00	$1,011.89	$13.11

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.35% for Institutional, 1.73% for Service, 1.75% for Investor A, 2.64% for Investor B and 2.59% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	21

Portfolio Summary (Unaudited)	Global Resources Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio produced strong absolute and relative returns, outperforming the broad-market S&P 500 Index and the Lipper Natural Resources Funds Index, its sector benchmark, for the six-month period.

What factors influenced performance?

•	Amid significant market tumult, the natural resources sector remained among the strongest areas of the market, as rising prices continued to boost share prices in commodity-related segments.

•

The Portfolio’s large emphasis on U.S. coal producers proved to be the leading driver of returns, as holdings in the segment rose 35% during the period. With China increasingly relying on coal imports to meet its rising power needs, global coal markets have become correspondingly tight. For the first time in many years, U.S. producers, which had been struggling with weak domestic pricing, participated in global markets and benefited from higher metallurgical and steam coal prices.

•	Elsewhere within the Portfolio, complete avoidance of lagging integrated oil and refining stocks also aided relative returns.

•

In contrast, the Portfolio’s exploration & production holdings, despite performing well overall, marginally detracted from relative return comparisons, as they could not keep pace with their Index counterparts. Normal winter temperatures in North America contributed to strong demand for natural gas, causing storage levels to fall below historic averages and natural gas prices to rise to their highest levels in over two years. The stronger pricing environment has been favorable for smaller exploration and production companies, most of which have some exposure to gas.

•	The Portfolio’s equipment & service and drilling holdings performed in line with the broader sector, but were detractors in that they limited the fund’s relative returns.

Describe recent Portfolio activity.

•

Portfolio activity was fairly limited during the period. We have significantly reduced exposure to the offshore drilling segment, feeling that many of these stocks now reflect full valuations. Proceeds from these sales have been redeployed into select natural gas-related exploration and production stocks.

Describe Portfolio positioning at period-end.

•

Despite increased market volatility and concerns surrounding the U.S. economy, our long-term outlook for the energy sector remains largely unchanged. Across the energy commodity spectrum, strong demand trends and significant long-term supply constraints make higher prices inevitable. We continue to believe that commodity prices will remain at elevated levels and that related equities offer good value in nearly all instances, as the stocks continue to trade at steep discounts relative to longer-term price considerations.

•	At period-end, Portfolio positioning remains largely unchanged, as we continue to emphasize coal producers, exploration & production and oil service stocks.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
CONSOL Energy, Inc.	8%
Massey Energy Co.	6
Arch Coal, Inc.	6
Plains Exploration & Production Co.	5
Newfield Exploration Co.	5
Peabody Energy Corp.	4
Southwestern Energy Co.	4
Delta Petroleum Corp.	4
Penn Virginia Corp.	4
Transocean, Inc.	3

Industries	Percent of Long-Term Investments
Oil & Gas	63%
Metal & Mining	32
Energy & Utilities	4
Transportation	1

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

22	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Global Resources Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).
††	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.
†††	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	15.54%	30.48%	—	39.73%	—	19.61%	—
Investor A	15.41%	30.19%	23.35%	39.35%	37.85%	19.21%	18.57%
Investor B	14.96%	29.18%	24.68%	38.37%	38.26%	18.48%	18.48%
Investor C	14.99%	29.22%	28.22%	38.36%	38.36%	18.39%	18.39%
S&P 500® Index	(12.46)%	(5.08)%	—	11.32%	—	3.50%	—
Lipper Natural Resources Funds Index	2.73%	26.91%	—	31.45%	—	14.93%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,155.43	$5.55	$1,000.00	$1,019.78	$5.22
Investor A	$1,000.00	$1,154.14	$6.84	$1,000.00	$1,018.57	$6.43
Investor B	$1,000.00	$1,149.57	$10.95	$1,000.00	$1,014.68	$10.32
Investor C	$1,000.00	$1,149.90	$10.75	$1,000.00	$1,014.88	$10.12

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.27% for Investor A, 2.04% Investor B and 2.00% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	23

Portfolio Summary (Unaudited)	All-Cap Global Resources Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed those of the broad-market S&P 500 Index and the Lipper Natural Resources Funds Index, its sector benchmark, for the six-month period.

What factors influenced performance?

•

The Portfolio performed well, as commodity-related segments benefited from rising prices across the commodity spectrum. Strong global demand has persisted despite concerns of a slowdown in the U.S. economy.

•

The Portfolio’s emphasis on energy producers in a rising price environment produced favorable returns, as share prices of exploration & production, integrated oil & gas and coal producers moved higher. Significant exposure to oil & gas producers was particularly beneficial. On a relative basis, avoidance of refining stocks also proved advantageous, as the group posted significant declines on falling refining margins over the period.

•

While moves in crude oil prices garnered most of the attention in the first few months of the year, higher natural gas prices had the biggest positive impact on the Portfolio’s performance. Normal winter temperatures in North America contributed to strong demand for natural gas, causing storage levels to fall below historic averages and prices to rise to their highest levels in over two years. Although natural gas prices still trade at a discount relative to crude oil based on Btu equivalency, the stronger pricing environment has been favorable for natural gas producers. Port-folio holdings such as EOG Resources, Southwestern Energy Company and Range Resources Corporation generated returns in excess of 20% during the period.

•	The Portfolio’s metals & mining and equipment & service holdings were the only detractors from performance.

Describe recent Portfolio activity.

•

Portfolio activity was fairly limited during the period. On the margin, we reduced exposure to select offshore drilling and oil service holdings based on valuation. We increased exposure to exploration & production holdings.

Describe Portfolio positioning at period-end.

•

Despite increased market volatility and concerns surrounding the U.S. economy, our long-term outlook for the energy sector remains largely unchanged. Across the energy commodity spectrum, strong demand trends and significant long-term supply constraints make higher prices inevitable. We continue to believe that commodity prices will remain at elevated levels and that related equities offer good value in nearly all instances, as the stocks continue to trade at steep discounts relative to longer-term price considerations.

•	At period-end, Portfolio positioning remains largely unchanged. We continue to favor coal producers, exploration & production and metals & mining stocks.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
CONSOL Energy, Inc.	4%
Potash Corp. of Saskatchewan, Inc.	4
EOG Resources, Inc.	3
Schlumberger Ltd.	3
Hess Corp.	3
Goldcorp, Inc.	3
Weatherford International Ltd.	3
Helmerich & Payne, Inc.	2
Core Laboratories NV	2
Range Resources Corp.	2

Industries	Percent of Long-Term Investments
Oil & Gas	70%
Metal & Mining	23
Energy & Utilities	4
Food & Agriculture	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

24	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	All-Cap Global Resources Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**	Commencement of operations.
†	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).
††	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.
†††	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		From Inception**
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	9.95%	36.99%	—	28.54%	—
Service	9.69%	36.42%	—	28.00%	—
Investor A	9.73%	36.49%	29.36%	28.00%	25.82%
Investor B	9.32%	35.53%	31.03%	27.08%	26.50%
Investor C	9.33%	35.50%	34.50%	27.13%	27.13%
S&P 500® Index	(12.46)%	(5.08)%	—	5.11%	—
Lipper Natural Resources Funds Index	2.73%	26.91%	—	26.57%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.
**	The Portfolio commenced operations on 2/16/05.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,099.46	$4.69	$1,000.00	$1,020.47	$4.53
Service	$1,000.00	$1,096.90	$6.68	$1,000.00	$1,018.55	$6.45
Investor A	$1,000.00	$1,097.31	$6.56	$1,000.00	$1,018.67	$6.33
Investor B	$1,000.00	$1,093.15	$10.67	$1,000.00	$1,014.67	$10.33
Investor C	$1,000.00	$1,093.25	$10.55	$1,000.00	$1,014.79	$10.21

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.27% for Service, 1.25% Investor A, 2.04% for Investor B and 2.02% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	25

Portfolio Summary (Unaudited)	Health Sciences Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Portfolio results outperformed those of the broad-market S&P 500 Index and its sector benchmarks, the Russell 3000 Health Care Index and the Lipper Health/Biotechnology Funds Index, for the six-month period.

What factors influenced performance?

•

The Portfolio’s outperformance during the reporting period was the result of positive stock selection and, to a lesser extent, sector allocation effects. Strong positioning within biotechnology and an overweight in the sub-sector relative to the Russell 3000 Health Care Index were the most significant contributors. The Portfolio also benefited from an underweight in the managed care sub-sector, as industry bellwethers Wellpoint and Humana lowered 2008 guidance. An overweight in healthcare equipment aided relative comparisons, as well. Given the political climate and headline risk associated with the pharmaceutical and managed care industries, this group attracted investors due to its more stable growth characteristics.

•

The stocks contributing most significantly to outperformance included global pharmaceutical company Pharmion and biotechnology names BioMarin Pharmaceutical Inc. and Gilead Sciences Inc. Meaningful positions in these companies contributed strongly to results as their shares appreciated in the face of a declining market.

•

Conversely, stock selection within life science tools & services hampered relative results as the Portfolio underperformed within this area. Additionally, an overweight in the healthcare supplies sub-sector and an underweight in healthcare services detracted during the period.

•

A position in Johnson & Johnson was beneficial on an absolute basis, as the stock held up well during the period, however due to its large weighting in the Russell 3000 Health Care Index, it detracted from relative performance. Waters Corp., an analytical instrument manufacturer, also hurt comparisons.

Describe recent Portfolio activity.

•

Portfolio positioning shifted in some areas during the quarter consistent with our investment process. Specifically, we added to the healthcare equipment sub-sector and covered some of our underweight in healthcare services. In contrast, we eliminated exposure to healthcare facilities and reduced our overweight positions in healthcare supplies, biotechnology and life science tools & services.

Describe Portfolio positioning at period-end.

•

At the end of the reporting period, the Portfolio’s largest overweight position relative to the Russell 3000 Health Care Index was in healthcare equipment, while it maintained a more modest overweight in both biotechnology and life science tools & services. The Portfolio was significantly underweight relative to the benchmark in pharmaceuticals, given that sub-sector’s substantial weighting in the index, and also maintained underweight positions in managed care, healthcare distributors and healthcare services.

•	Geographically, approximately 10% of the Portfolio’s net assets was allocated to non-U.S. companies.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Becton, Dickinson & Co.	8%
Gilead Sciences, Inc.	7
Roche Holding AG	5
Stryker Corp.	5
Medtronic, Inc.	5
Baxter International, Inc.	5
Johnson & Johnson	4
Alexion Pharmaceuticals, Inc.	4
Bristol-Myers Squibb Co.	4
CVS Caremark Corp.	3

Industries	Percent of Long-Term Investments
Pharmaceuticals	43%
Medical Instruments & Supplies	40
Medical & Medical Services	12
Retail Merchandising	3
Insurance	1
Manufacturing	1

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

26	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**	Commencement of operations.
†	Under normal market conditions, the Portfolio invests at least 80% of total assets in securities of companies in health sciences and related industries.
††	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.
†††	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.
††††

The Russell 3000® Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization.

Effective July 2, 2007, the Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		From Inception**
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(5.13)%	6.38%	—	21.38%	—	16.49%	—
Service	(5.24)%	6.09%	—	21.07%	—	16.19%	—
Investor A	(5.28)%	6.05%	0.49%	21.00%	19.70%	16.15%	15.40%
Investor B	(5.69)%	5.17%	0.67%	20.08%	19.89%	15.34%	15.34%
Investor C	(5.65)%	5.26%	4.26%	20.15%	20.15%	15.35%	15.35%
S&P 500® Index	(12.46)%	(5.08)%	—	11.32%	—	0.70%	—
Lipper Health/Biotechnology Funds Index	(11.49)%	(4.13)%	—	10.46%	—	6.45%	—
Russell 3000® Health Care Index	(10.86)%	(4.91)%	—	6.09%	—	2.98%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.
**	The Portfolio commenced operations on 12/21/99.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$948.74	$4.80	$1,000.00	$1,020.01	$4.99
Service	$1,000.00	$947.56	$6.30	$1,000.00	$1,018.45	$6.55
Investor A	$1,000.00	$947.19	$6.35	$1,000.00	$1,018.40	$6.60
Investor B	$1,000.00	$943.13	$10.40	$1,000.00	$1,014.17	$10.83
Investor C	$1,000.00	$943.53	$9.92	$1,000.00	$1,014.67	$10.33

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.99% for Institutional, 1.29% for Service, 1.30% for Investor A, 2.14% for Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	27

Portfolio Summary (Unaudited)	U.S. Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed those of the benchmark S&P/Citigroup Extended Market Index (EMI) – U.S. for the six-month period.

What factors influenced performance?

•	Portfolio outperformance during the reporting period was mainly the result of positive stock selection. Sector allocation effects contributed positively, as well.

•

Strong stock selection within healthcare, industrials and materials had the greatest influence on relative results. Stock selection effects were also positive within telecommunication services, consumer staples and energy. Individual stocks that contributed most significantly to outperformance included fertilizer stock Mosaic Co. and coal miner CONSOL Energy, Inc. These companies experienced strong gains during the quarter and were among the Portfolio’s largest positions.

•

Sector allocation effects also contributed to outperformance in the quarter. In a challenging market for consumer-related stocks, the Portfolio’s underweight in the consumer discretionary sector benefited results. Overweight positions in energy, materials and consumer staples also aided comparative returns.

•

Conversely, stock selection within information technology proved most disadvantageous for the period. Weaker results within consumer discretionary and financials also detracted somewhat from performance. From an individual stock point of view, the Portfolio’s overweight positions in Life Time Fitness Inc. and VeriFone Holdings Inc. provided the greatest negative effect, as these companies’ shares underperformed, hampering relative results.

•	The Portfolio’s underweight in the healthcare and utilities sectors and overweight in telecommunication services modestly hurt relative comparisons, as well.

Describe recent Portfolio activity.

•

Sector weights shifted in some areas during the quarter consistent with our investment process. Specifically, we added to holdings in the energy, financials and materials sectors, while the Portfolio’s exposure to industrials and information technology declined over the period.

Describe Portfolio positioning at period-end.

•

At the end of the reporting period, the Portfolio was overweight relative to the benchmark in the consumer staples, energy, materials and telecommunication services sectors. Underweighted sectors included consumer discretionary, financials, healthcare, industrials and information technology.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Ishares Dow Jones U.S. Real Estate Index Fund	2%
United Therapeutics Corp.	2
FTI Consulting, Inc.	2
CONSOL Energy, Inc.	2
Atwood Oceanics, Inc.	1
Petrohawk Energy Corp.	1
Chesapeake Energy Corp.	1
Newfield Exploration Co.	1
Becton, Dickinson & Co.	1
priceline.com, Inc.	1

Ten Largest Industries	Percent of Long-Term Investments
Oil & Gas	14%
Computer Software & Services	8
Banks	6
Metal & Mining	6
Energy & Utilities	5
Finance	5
Medical Instruments & Supplies	4
Manufacturing	4
Telecommunications	4
Chemicals	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

28	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**	Commencement of operations.
†	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.
††	An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		From Inception**
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(7.26)%	4.18%	—	21.83%	—	18.38%	—
Service	(7.41)%	3.78%	—	21.38%	—	17.99%	—
Investor A	(7.48)%	3.69%	(1.76)%	21.30%	20.01%	17.87%	17.23%
Investor B	(7.83)%	2.89%	(1.61)%	20.41%	20.22%	17.18%	17.18%
Investor C	(7.81)%	2.96%	1.96%	20.42%	20.42%	17.01%	17.01%
S&P/Citigroup Extended Market Index U.S.	(13.00)%	(9.09)%	—	16.18%	—	7.09%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.
**	The Portfolio commenced operations on 5/1/98.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$927.41	$4.82	$1,000.00	$1,019.94	$5.06
Service	$1,000.00	$925.89	$6.60	$1,000.00	$1,018.06	$6.94
Investor A	$1,000.00	$925.23	$6.95	$1,000.00	$1,017.69	$7.31
Investor B	$1,000.00	$921.67	$10.81	$1,000.00	$1,013.61	$11.39
Investor C	$1,000.00	$921.95	$10.54	$1,000.00	$1,013.89	$11.11

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.00% for Institutional, 1.37% for Service, 1.44% for Investor A, 2.25% for Investor B and 2.19% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	29

Portfolio Summary (Unaudited)	Global Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed those of the benchmark S&P/Citigroup Global Broad Market Index for the six-month period.

What factors influenced performance?

•

Portfolio outperformance during the reporting period was a result of positive stock selection and sector allocation effects, which each contributed equally. Strong stock selection within materials had the greatest influence on relative results. On the whole, stock selection effects were positive across seven of ten economic sectors.

•

The stocks contributing most significantly to outperformance included Taiwan Fertilizer Co. Ltd., Yara International ASA and Syngenta AG, as shares of these three agricultural chemical companies experienced strong gains during the period. The portfolio also benefited from positions in Barrick Gold Corp. and Kinross Gold Corp. We continue to favor the agricultural chemical and gold industries.

•

The Portfolio’s underweight to financials and consumer discretionary also was positive for relative returns, as those sectors underperformed the market. Overweight positions in the consumer staples and materials sectors proved advantageous, as well.

•

In contrast, stock selection within information technology was the primary detractor from relative results for the period. Weaker results within consumer staples and utilities also hampered performance. From an individual stock point of view, the Portfolio’s overweight positions in Konica Minolta Holdings Inc. and Sumitomo Corp. proved most unfavorable, as both companies’ shares underperformed over the period.

Describe recent Portfolio activity.

•

Sector and regional weights shifted in some areas during the period consistent with our investment process. Specifically, we added exposure to the financials and consumer discretionary sectors, though the Portfolio remains underweight in both areas. We also increased Portfolio exposure to the energy and healthcare sectors. Conversely, exposure to industrials, information technology and materials declined over the period.

•

Regionally, our relative overweight to North America increased during the period and we added exposure within emerging markets, resulting in a narrower underweight versus the benchmark. Our weightings to Western Europe and Asia declined.

Describe Portfolio positioning at period-end.

•

At the end of the reporting period, the Portfolio was overweight relative to the benchmark in the consumer staples, energy, and healthcare sectors. The Portfolio was underweight in consumer discretionary, financials, information technology, materials and utilities.

•	By region, the Portfolio was overweight North America and underweight Western Europe, Asia, and emerging markets.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
KBW Bank Corp.	2%
Gilead Sciences, Inc.	2
Taiwan Fertilizer Co. Ltd.	1
Colgate-Palmolive Co.	1
Ishares Dow Jones U.S. Real Estate Index Fund	1
Nestle SA	1
Medtronic, Inc.	1
Becton, Dickinson & Co.	1
Exxon Mobil Corp.	1
The Procter & Gamble Co.	1

Ten Largest Countries	Percent of Long-Term Investments
United States	63%
Japan	5
United Kingdom	3
Hong Kong	3
France	3
Germany	3
Switzerland	3
Brazil	3
Taiwan	3
Canada	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

30	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**	Commencement of operations.
†	The Portfolio will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The Portfolio may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Portfolio may also invest up to 25% of its total assets in global fixed income securities including emerging market debt.
††	The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		From Inception**
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(7.78)%	6.55%	—	10.34%	—
Investor A	(7.90)%	6.27%	0.67%	10.06%	7.37%
Investor B	(8.35)%	5.52%	1.02%	9.28%	7.81%
Investor C	(8.27)%	5.53%	4.53%	9.32%	9.32%
S&P/Citigroup Global Broad Market Index	(11.00)%	(1.17)%	—	7.76%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.
**	The Portfolio commenced operations on 1/31/06.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$922.23	$6.19	$1,000.00	$1,018.48	$6.52
Investor A	$1,000.00	$920.98	$7.58	$1,000.00	$1,017.01	$7.99
Investor B	$1,000.00	$916.53	$11.46	$1,000.00	$1,012.90	$12.10
Investor C	$1,000.00	$917.34	$11.18	$1,000.00	$1,013.19	$11.81

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.29% for Institutional, 1.58% for Investor A, 2.39% for Investor B and 2.33% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	31

Portfolio Summary (Unaudited)	International Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the six-month period, Portfolio results outperformed both those of its former benchmark, the S&P/Citigroup Extended Market Index Global ex-U.S., and those of the S&P/Citigroup Broad Market Index Global ex-U.S., its benchmark effective March 3, 2008.

What factors influenced performance?

•

Portfolio outperformance during the reporting period was a result of positive stock selection and sector allocation effects. Strong stock selection within materials had the greatest influence on relative results. Stock selection effects also were positive within consumer staples, energy, financials and information technology.

•

The stocks contributing most significantly to outperformance included Taiwan Fertilizer Co. Ltd, Yara International ASA, and Nihon Nohyaku Co. Ltd. These three agricultural chemical stocks experienced strong gains during the period. The Portfolio also benefited from a position in Barrick Gold Corp. We continue to favor the agricultural chemical and gold industries.

•

Sector allocation effects were positive for seven of ten economic sectors. Specifically, the Portfolio’s underweight in consumer discretionary and information technology and overweight positions in energy, materials and utilities contributed positively.

•

In contrast, stock selection within utilities was the biggest detractor from relative performance. Weaker results within consumer discretionary and industrials and an underweight in healthcare also impaired performance.

•

From an individual stock point of view, the Portfolio’s overweight positions in JSW Steel Ltd. and Korea Investment Holdings Co. proved most unfavorable, as these companies’ shares underperformed, hampering comparative results.

Describe recent Portfolio activity.

•

Sector and regional weights shifted in some areas during the quarter consistent with our investment process. Specifically, we added to the Portfolio’s consumer staples and healthcare holdings. In contrast, exposure to consumer discretionary, energy, telecommunication services and utilities declined over the period.

•	Regionally, we reduced the Portfolio’s exposure to Japan and emerging markets and we increased exposure to Western Europe.

Describe Portfolio positioning at period-end.

•

At the end of the reporting period, the Portfolio maintained overweight positions in consumer staples, energy, industrials and materials. Underweighted sectors relative to the benchmark included consumer discretionary, financials, information technology, telecommunication services and utilities.

•	Geographically, the Portfolio was underweight Asia and Western Europe and overweight emerging markets, primarily in Asia.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Kinross Gold Corp.	2%
Kurita Water Industries Ltd.	2
Taiwan Fertilizer Co. Ltd.	2
Yara International ASA	1
Unibanco SA - ADR	1
Oil Search Ltd.	1
United Internet AG	1
Casino Guichard-Perrachon SA	1
Hannover Rueckversicherung AG	1
Nihon Nohyaku Co. Ltd.	1

Ten Largest Countries	Percent of Long-Term Investments
United Kingdom	14%
Japan	14
Germany	7
Canada	6
France	5
Norway	5
Taiwan	5
Switzerland	5
Brazil	4
Hong Kong	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

32	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (concluded)	International Opportunities Portfolio

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	The Portfolio under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization.
††	The S&P/Citigroup Broad Market Index (BMI) Global Ex-U.S. is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the U.S. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.
†††	An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US $100 million.

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(7.71)%	5.84%	—	30.44%	—	20.09%	—
Service	(7.85)%	5.48%	—	30.06%	—	19.72%	—
Investor A	(7.86)%	5.48%	(0.06)%	29.98%	28.58%	19.57%	18.92%
Investor B	(8.22)%	4.67%	0.77%	28.99%	28.85%	18.88%	18.88%
Investor C	(8.21)%	4.70%	3.83%	29.02%	29.02%	18.71%	18.71%
S&P/Citigroup Broad Market Index Global Ex-U.S.	(9.67)%	1.95%	—	24.78%	—	8.33%	—
S&P/Citigroup Extended Market Index Global Ex-U.S.	(11.24)%	(6.38)%	—	26.78%	—	9.97%	—

*	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 34 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$922.88	$6.00	$1,000.00	$1,018.68	$6.32
Service	$1,000.00	$921.50	$7.52	$1,000.00	$1,017.08	$7.92
Investor A	$1,000.00	$921.39	$7.50	$1,000.00	$1,017.09	$7.91
Investor B	$1,000.00	$917.80	$11.32	$1,000.00	$1,013.05	$11.95
Investor C	$1,000.00	$917.95	$11.13	$1,000.00	$1,013.25	$11.75

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.25% for Institutional, 1.56% for Service, 1.56% for Investor A, 2.36% for Investor B and 2.32% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 35 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2008	33

About Portfolios’ Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees, except the BlackRock class of Small Cap Value Equity which is subject to a service fee of 0.25% per year (but no distribution fee), and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Capital Appreciation, Mid-Cap Value Equity, Aurora, Small/Mid-Cap Growth, Global Resources and Health Sciences Opportunities Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions. The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C, Service and R Shares is lower than the performance of Institutional Shares because Investor B, Investor C, Service and R Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B, Investor C and R Shares is lower than the performance of Investor A Shares because Investor B, Investor C and R Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

34	SEMI-ANNUAL REPORT	MARCH 31, 2008

Disclosure of Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. These Expense Examples on the previous pages are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples on the previous pages are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008. The information under “Actual” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEMI-ANNUAL REPORT	MARCH 31, 2008	35

Capital Appreciation Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 98.3%
Aerospace — 1.3%
Northrop Grumman Corp.	41,500	$3,229,115

Banks — 0.8%
JPMorgan Chase & Co.	45,300	1,945,635

Beverages & Bottling — 4.7%
The Coca-Cola Co.	150,000	9,130,500
PepsiCo, Inc.	34,400	2,483,680

		11,614,180

Business Services — 0.5%
Fluor Corp.	9,200	1,298,672

Computer & Office Equipment — 6.1%
Apple Computer, Inc.(a)	67,750	9,722,125
Cisco Systems, Inc.(a)	224,308	5,403,580

		15,125,705

Computer Software & Services — 12.6%
Activision, Inc.(a)	91,300	2,493,403
Adobe Systems, Inc.(a)	222,094	7,904,325
Google, Inc. - Class A(a)	14,894	6,560,360
International Game Technology	27,500	1,105,775
Microsoft Corp.	246,762	7,003,106
Salesforce.com, Inc.(a)	71,230	4,122,080
Sun Microsystems, Inc.(a)	113,000	1,754,890

		30,943,939

Energy & Utilities — 1.3%
Exelon Corp.	39,500	3,210,165

Entertainment & Leisure — 0.9%
Las Vegas Sands Corp.(a)(b)	29,422	2,166,636

Finance — 1.2%
The Goldman Sachs Group, Inc.	8,900	1,471,971
NYSE Euronext, Inc.	24,400	1,505,724

		2,977,695

Food & Agriculture — 3.5%
Monsanto Co.	54,840	6,114,660
Potash Corp. of Saskatchewan, Inc.	16,520	2,564,069

		8,678,729

Machinery & Heavy Equipment — 2.2%
Deere & Co.	11,600	933,104
Joy Global, Inc.	68,700	4,476,492

		5,409,596

Manufacturing — 8.6%
Corning, Inc.	147,793	3,552,944
Crocs, Inc.(a)(b)	70,100	1,224,647
Danaher Corp.(b)	67,500	5,132,025
Common Stocks (Continued)
Manufacturing (Continued)
Foster Wheeler Ltd.(a)	16,360	926,303
General Electric Co.	102,491	3,793,192
Honeywell International, Inc.	114,740	6,473,631

		21,102,742

Measuring & Controlling Devices — 2.2%
Thermo Electron Corp.(a)(b)	97,000	5,513,480

Medical & Medical Services — 2.7%
Henry Schein, Inc.(a)(b)	46,700	2,680,580
Medco Health Solutions, Inc.(a)	91,122	3,990,232

		6,670,812

Medical Instruments & Supplies — 4.9%
C.R. Bard, Inc.	17,400	1,677,360
Hologic, Inc.(a)(b)	99,200	5,515,520
Johnson & Johnson	76,600	4,969,042

		12,161,922

Metal & Mining — 3.4%
CONSOL Energy, Inc.	85,166	5,892,636
Freeport-McMoRan Copper & Gold, Inc. - Class B	24,537	2,360,950

		8,253,586

Oil & Gas — 6.4%
EOG Resources, Inc.	43,720	5,246,400
Petroleo Brasileiro SA - ADR	27,700	2,828,447
Schlumberger Ltd.	55,500	4,828,500
Transocean, Inc.(a)	21,805	2,948,036

		15,851,383

Pharmaceuticals — 9.3%
Abbott Laboratories	93,600	5,162,040
Celgene Corp.(a)	52,900	3,242,241
Elan Corp. Plc - ADR(a)	205,900	4,295,074
Genentech, Inc.(a)	34,000	2,760,120
Gilead Sciences, Inc.(a)	96,200	4,957,186
Merck & Co., Inc.	63,046	2,392,596

		22,809,257

Restaurants — 1.0%
McDonald’s Corp.	44,300	2,470,611

Retail Merchandising — 6.8%
Amazon.com, Inc.(a)	39,322	2,803,659
Kohl’s Corp.(a)	69,340	2,973,993
Nordstrom, Inc.(b)	64,267	2,095,104
Wal-Mart Stores, Inc.	170,386	8,975,934

		16,848,690

Security Brokers & Dealers — 1.7%
Janus Capital Group, Inc.	181,983	4,234,744

Portfolios Abbreviations

To simplify the listings of Portfolios holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.

ADR AUD CAD CHF CZK DKK EUR GBP HKD	American Depository Receipts Australian Dollar Canadian Dollar Swiss Francs Czechoslovakian Krone Danish Krone Euro British Pound Hong Kong Dollar	JPY LLC LP NOK PLN REIT SEK SGD ZAR	Japanese Yen Limited Liability Company Limited Partnership Norwegian Krone Polish Zloty Real Estate Investment Trust Swedish Krona Singapore Dollar South African Rand

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	MARCH 31, 2008

Capital Appreciation Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Semiconductors & Related Devices — 1.7%
Broadcom Corp. - Class A(a)	79,500	$1,531,965
PMC-Sierra, Inc.(a)	449,400	2,561,580

		4,093,545

Soaps & Cosmetics — 3.3%
Avon Products, Inc.	85,500	3,380,670
The Procter & Gamble Co.	69,400	4,862,858

		8,243,528

Telecommunications — 7.0%
American Tower Corp. - Class A(a)	94,214	3,694,131
AT&T, Inc.	109,083	4,177,879
QUALCOMM, Inc.	193,221	7,922,061
Research In Motion Ltd.(a)	12,120	1,360,227

		17,154,298

Tobacco — 3.0%
Altria Group, Inc.	23,238	515,884
Philip Morris International, Inc.(a)	133,616	6,758,297

		7,274,181

Transportation — 1.2%
Expeditors International of Washington, Inc.(b)	64,528	2,915,375

TOTAL COMMON STOCKS
(Cost $212,858,618)		242,198,221

Short Term Investments — 9.2%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	19,404,950	19,404,950
Galileo Money Market Fund, 2.56%(e)	3,332,417	3,332,417

TOTAL SHORT TERM INVESTMENTS
(Cost $22,737,367)		22,737,367

TOTAL INVESTMENTS IN SECURITIES — 107.5%
(Cost $235,595,985*)		264,935,588
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.5)%		(18,492,128)

NET ASSETS — 100.0%		$246,443,460

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$236,683,015

Gross unrealized appreciation	$39,526,045
Gross unrealized depreciation	(11,273,472)

Net unrealized appreciation	$28,252,573

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$19,404,950	$55,514

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the Securities Exchange Commission (“SEC”). This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	37

Mid-Cap Value Equity Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 96.2%
Banks — 6.8%
The Bank of New York Mellon Corp.	275,300	$11,488,269
Cullen/Frost Bankers, Inc.	174,635	9,262,641
First Midwest Bancorp, Inc.(a)	346,013	9,608,781
People’s United Financial, Inc.	876,520	15,172,561
Wintrust Financial Corp.	246,400	8,611,680
Zions Bancorporation(a)	195,100	8,886,805

		63,030,737

Beverages & Bottling — 1.2%
Constellation Brands, Inc.(a)(b)	636,300	11,243,421

Broadcasting — 1.3%
Belo Corp.	1,107,326	11,704,436

Business Services — 2.5%
The Brink’s Co.	257,400	17,292,132
W.W. Grainger, Inc.(a)	74,292	5,675,166

		22,967,298

Chemicals — 4.2%
Ashland, Inc.	292,800	13,849,440
Celanese Corp. - Series A	325,300	12,702,965
Hercules, Inc.(a)	667,200	12,203,088

		38,755,493

Computer & Office Equipment — 0.6%
Electronics for Imaging, Inc.(b)	384,800	5,741,216
Phase Metrics, Inc.(b)(c)	108,409	2,168

		5,743,384

Computer Software & Services — 1.5%
Tech Data Corp.(b)	247,800	8,127,840
Teradata Corp.(b)	270,900	5,976,054

		14,103,894

Construction — 0.5%
Toll Brothers, Inc.(b)	182,700	4,289,796

Containers — 2.5%
Owens-Illinois, Inc.(b)	122,200	6,895,746
Pactiv Corp.(b)	417,500	10,942,675
Smurfit-Stone Container Corp.(b)	687,700	5,295,290

		23,133,711

Electronics — 2.2%
Agilent Technologies, Inc.(b)	396,600	11,830,578
Intersil Corp. - Class A	317,500	8,150,225

		19,980,803

Energy & Utilities — 12.4%
Constellation Energy Group, Inc.	136,600	12,057,682
Edison International	302,300	14,818,746
Entergy Corp.	110,000	11,998,800
Equitable Resources, Inc.	231,500	13,635,350
Integrys Energy Group, Inc.	243,500	11,356,840
NRG Energy, Inc.(b)	317,000	12,359,830
PPL Corp.(a)	312,300	14,340,816
Questar Corp.	187,000	10,576,720
Wisconsin Energy Corp.	312,000	13,724,880

		114,869,664

Entertainment & Leisure — 1.1%
Pinnacle Entertainment, Inc.(b)	757,300	9,693,440

Finance — 5.3%
Affiliated Managers Group, Inc.(b)	85,100	7,721,974
Astoria Financial Corp.	322,100	8,748,236
Capital One Financial Corp.(a)	102,300	5,035,206
Freedom Pay, Inc.(c)	43,051	430
Invesco Ltd.	527,600	12,852,336
TD Ameritrade Holding Corp.(b)	888,700	14,672,437

		49,030,619

Food & Agriculture — 2.6%
Dean Foods Co.(a)(b)	457,600	9,193,184
Del Monte Foods Co.	1,600,917	15,256,739

		24,449,923

Insurance — 8.0%
Assurant, Inc.	212,000	12,902,320
AXIS Capital Holdings Ltd.	310,400	10,547,392
Endurance Specialty Holdings Ltd.(a)	317,819	11,632,175
HCC Insurance Holdings, Inc.	655,500	14,873,295
Lincoln National Corp.	218,300	11,351,600
W.R. Berkley Corp.	457,900	12,679,251

		73,986,033

Machinery & Heavy Equipment — 1.3%
Albany International Corp. - Class A	337,700	12,204,478

Manufacturing — 4.5%
Dover Corp.	325,500	13,599,390
Eaton Corp.	120,500	9,600,235
General Cable Corp.(a)(b)	80,800	4,772,856
Jones Apparel Group, Inc.(a)	495,100	6,644,242
Textron, Inc.	132,200	7,326,524

		41,943,247

Medical & Medical Services — 4.9%
Coventry Health Care, Inc.(b)	156,000	6,294,600
Covidien Ltd.	250,000	11,062,500
Davita, Inc.(b)	137,900	6,586,104
Laboratory Corp. of America Holdings(a)(b)	148,300	10,926,744
Quest Diagnostics, Inc.(a)	221,900	10,045,413

		44,915,361

Medical Instruments & Supplies — 2.4%
The Cooper Cos., Inc.,(a)	453,500	15,614,005
Hillenbrand Industries, Inc.	134,466	6,427,475

		22,041,480

Metal & Mining — 1.3%
CONSOL Energy, Inc.	66,200	4,580,378
Reliance Steel & Aluminum Co.(a)	124,000	7,422,640

		12,003,018

Motor Vehicles — 0.9%
Ford Motor Co.(a)(b)	1,505,314	8,610,396

Oil & Gas — 7.7%
EOG Resources, Inc.	111,200	13,344,000
Grant Prideco, Inc.(b)	348,100	17,133,482
Newfield Exploration Co.(b)	281,600	14,882,560
Noble Corp.	249,500	12,392,665
Southwestern Energy Co.(b)	386,600	13,024,554

		70,777,261

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	MARCH 31, 2008

Mid-Cap Value Equity Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Publishing & Printing — 1.4%
R.R. Donnelley & Sons Co.	422,000	$12,790,820

Railroad & Shipping — 0.8%
Norfolk Southern Corp.	139,300	7,566,776

Real Estate — 3.3%
Boston Properties, Inc. (REIT)(a)	153,600	14,141,952
Simon Property Group, Inc. (REIT)	171,900	15,971,229

		30,113,181

Restaurants — 0.8%
Brinker International, Inc.	411,800	7,638,890

Retail Merchandising — 7.5%
Advance Auto Parts, Inc.	262,700	8,944,935
Limited Brands, Inc.	746,100	12,758,310
Longs Drug Stores Corp.(a)	218,800	9,290,248
Macy’s, Inc.	364,000	8,393,840
Safeway, Inc.	674,000	19,781,900
The Talbots, Inc.(a)	934,974	10,079,020

		69,248,253

Security Brokers & Dealers — 0.7%
Piper Jaffray Cos., Inc.(b)	177,900	6,041,484

Semiconductors & Related Devices — 1.1%
Micron Technology, Inc.(b)	1,747,700	10,433,769

Soaps & Cosmetics — 0.5%
Estee Lauder Cos., Inc.	91,000	4,172,350

Telecommunications — 1.8%
Amdocs Ltd.(b)	326,214	9,251,429
Anixter International, Inc.(a)(b)	122,175	7,824,087

		17,075,516

Tobacco — 2.6%
Loews Corp.-Carolina Group(a)	152,000	11,027,600
UST, Inc.(a)	244,500	13,330,140

		24,357,740

TOTAL COMMON STOCKS
(Cost $859,434,633)		888,916,672

Short Term Investments — 21.1%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(d)(e)(f)	166,446,750	166,446,750
Galileo Money Market Fund, 2.56%(f)	29,077,071	29,077,071

TOTAL SHORT TERM INVESTMENTS
(Cost $195,523,821)		195,523,821

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN — 117.3%
(Cost $1,054,958,454*)		1,084,440,493

	Contracts
Call Options Written — 0.0%
Drinker International, Inc., Strike Price $20, Expires 4/19/08	(500)	(15,000)
Frost Bankers, Inc., Strike Price $55, Expires 4/19/08	(200)	(15,000)
Simon Property Group, Inc., Strike Price $100, Expires 4/19/08	(300)	(22,500)

TOTAL CALL OPTIONS WRITTEN
(Premiums received $50,960)		(52,500)

TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN — 117.3%
(Cost $1,054,907,494*)		1,084,387,993
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.3)%		(159,994,219)

NET ASSETS — 100.0%		$924,393,774

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,082,505,492

Gross unrealized appreciation	$74,920,687
Gross unrealized depreciation	(72,985,686)

Net unrealized appreciation	$1,935,001

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Security is fair valued by the Board of Trustees.
(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$166,446,750	$654,618

(e)	Security purchased with the cash proceeds from securities loans.
(f)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	39

Mid-Cap Growth Equity Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 95.1%
Aerospace — 2.5%
BE Aerospace, Inc.(a)	119,500	$4,176,525
Goodrich Corp.	64,800	3,726,648

		7,903,173

Banks — 1.8%
Fidelity National Information Services, Inc.	146,600	5,591,324

Broadcasting — 1.1%
CKX, Inc.(a)	353,000	3,360,560

Business Services — 4.7%
DeVry, Inc.	110,414	4,619,722
Genpact Ltd.(a)(b)	232,400	2,846,900
Iron Mountain, Inc.(a)(b)	229,200	6,060,048
Strayer Education, Inc.	9,500	1,448,750

		14,975,420

Chemicals — 3.7%
Agrium, Inc.	84,900	5,273,139
Celanese Corp. - Series A	167,400	6,536,970

		11,810,109

Computer & Office Equipment — 1.2%
Intuit, Inc.(a)	142,300	3,843,523

Computer Software & Services — 10.8%
ACI Worldwide, Inc.(a)	140,400	2,796,768
Adobe Systems, Inc.(a)	180,600	6,427,554
Foundry Networks, Inc.(a)(b)	259,400	3,003,852
IHS, Inc.(a)	111,900	7,196,289
International Game Technology	76,900	3,092,149
Jack Henry & Associates, Inc.	145,500	3,589,485
Juniper Networks, Inc.(a)	111,800	2,795,000
MICROS Systems, Inc.(a)	155,300	5,227,398

		34,128,495

Electronics — 5.6%
Ametek, Inc.	174,300	7,653,513
Amphenol Corp.	174,100	6,485,225
Intersil Corp. - Class A	131,700	3,380,739

		17,519,477

Energy & Utilities — 1.2%
Quanta Services, Inc.(a)(b)	158,100	3,663,177

Entertainment & Leisure — 4.3%
DreamWorks Animation SKG, Inc. - Class A(a)	191,400	4,934,292
Orient-Express Hotels Ltd. - Class A	62,300	2,688,868
Scientific Games Corp. - Class A(a)	280,100	5,912,911

		13,536,071

Finance — 4.3%
Affiliated Managers Group, Inc.(a)	23,500	2,132,390
AllianceBernstein Holding LP	42,300	2,680,974
CME Group, Inc.	13,500	6,332,850
Invesco Ltd.	79,500	1,936,620
Riskmetrics Group, Inc.(a)	25,600	495,360

		13,578,194

Food & Agriculture — 1.0%
Panera Bread Co. - Class A(a)(b)	77,400	3,242,286

Machinery & Heavy Equipment — 1.9%
Joy Global, Inc.	91,700	5,975,172

Manufacturing — 3.4%
IDEX Corp.(b)	159,400	4,891,986
Quanex Corp.	111,889	5,789,137

		10,681,123

Measuring & Controlling Devices — 2.9%
Thermo Electron Corp.(a)	160,000	9,094,400

Medical & Medical Services — 5.6%
Magellan Health Services, Inc.(a)	94,500	3,750,705
Medco Health Solutions, Inc.(a)	133,400	5,841,586
Pediatrix Medical Group, Inc.(a)	121,700	8,202,580

		17,794,871

Medical Instruments & Supplies — 2.8%
Hologic, Inc.(a)	87,900	4,887,240
Martek Biosciences Corp.(a)(b)	129,300	3,952,701

		8,839,941

Metal & Mining — 4.2%
Century Aluminum Co.(a)	36,900	2,444,256
CONSOL Energy, Inc.	78,400	5,424,496
Massey Energy Co.	151,000	5,511,500

		13,380,252

Miscellaneous Services — 1.9%
TeleTech Holdings, Inc.(a)	259,200	5,821,632

Motor Vehicles — 2.0%
Oshkosh Truck Corp.(b)	173,100	6,280,068

Oil & Gas — 9.9%
Acergy SA - ADR	197,600	4,218,760
Chesapeake Energy Corp.	109,000	5,030,350
EOG Resources, Inc.	13,800	1,656,000
National-Oilwell, Inc.(a)	68,500	3,999,030
Newfield Exploration Co.(a)	65,505	3,461,939
Noble Corp.	92,300	4,584,541
Plains Exploration & Production Co.(a)	75,100	3,990,814
Superior Energy Services, Inc.(a)	108,800	4,310,656

		31,252,090

Personal Services — 0.2%
MSCI, Inc.(a)	25,100	746,725

Pharmaceuticals — 3.9%
Endo Pharmaceuticals Holdings, Inc.(a)	118,600	2,839,284
Forest Laboratories, Inc.(a)	47,100	1,884,471
Medicis Pharmaceutical Corp.	137,100	2,699,499
Shire Plc - ADR	85,056	4,929,846

		12,353,100

Real Estate — 0.1%
FX Real Estate and Entertainment, Inc.(a)	70,600	415,128
FX Real Estate and Entertainment, Inc., Rights expire 4/11/08(a)	35,300	2,824

		417,952

Retail Merchandising — 5.0%
GameStop Corp.(a)(b)	149,300	7,720,303
TJX Cos., Inc.(b)	169,600	5,608,672
Urban Outfitters, Inc.(a)	76,500	2,398,275

		15,727,250

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	MARCH 31, 2008

Mid-Cap Growth Equity Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Semiconductors & Related Devices — 2.2%
Broadcom Corp. - Class A(a)	182,200	$3,510,994
PMC-Sierra, Inc.(a)	598,600	3,412,020

		6,923,014

Soaps & Cosmetics — 2.3%
Bare Escentuals, Inc.(a)(b)	313,700	7,346,854

Telecommunications — 4.6%
Amdocs Ltd.(a)	197,600	5,603,936
American Tower Corp. - Class A(a)	62,600	2,454,546
Harris Corp.	129,781	6,298,272

		14,356,754

TOTAL COMMON STOCKS
(Cost $261,158,104)		300,143,007

	Par/Shares (000)
Short Term Investments — 17.3%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	$39,892	39,892,100
Federal Home Loan Bank, Discount Notes,
1.50%, 4/01/08(f)	4,800	4,800,000
Galileo Money Market Fund, 2.56%(e)	10,015	10,014,848

TOTAL SHORT TERM INVESTMENTS
(Cost $54,706,948)		54,706,948

TOTAL INVESTMENTS IN SECURITIES — 112.4%
(Cost $315,865,052*)		354,849,955
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.4)%		(39,071,867)

NET ASSETS — 100.0%		$315,778,088

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$317,338,954

Gross unrealized appreciation	$62,513,099
Gross unrealized depreciation	(25,002,098)

Net unrealized appreciation	$37,511,001

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$39,892,100	$100,419

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.
(f)	The rate shown is the effective yield at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	41

Aurora Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 98.9%
Canada — 2.5%
Real Estate — 2.5%
Boardwalk Real Estate Investment Trust (REIT)	685,144	$25,364,579

Ireland — 0.9%
Computer Software & Services — 0.9%
SkillSoft Plc - ADR(a)	850,431	8,904,012

United States — 95.5%
Aerospace — 3.3%
DRS Technologies, Inc.	224,200	13,066,376
Orbital Sciences Corp.(a)	463,377	11,167,386
Teledyne Technologies, Inc.(a)	193,000	9,071,000

		33,304,762

Banks — 5.7%
Cullen/Frost Bankers, Inc.(b)	171,800	9,112,272
First Midwest Bancorp, Inc.	384,200	10,669,234
People’s United Financial, Inc.(b)	699,500	12,108,345
Sterling Bancshares, Inc.	1,226,511	12,191,519
United Bankshares, Inc.	260,372	6,938,914
Zions Bancorporation(b)	156,400	7,124,020

		58,144,304

Business Services — 4.8%
The Brink’s Co.	579,451	38,927,518
Corrections Corp. of America(a)	370,900	10,207,168

		49,134,686

Chemicals — 0.5%
Celanese Corp. - Series A	128,400	5,014,020

Computer Software & Services — 3.6%
priceline.com, Inc.(a)(b)	85,400	10,321,444
Sybase, Inc.(a)(b)	584,522	15,372,929
Tech Data Corp.(a)	171,700	5,631,760
Teradata Corp.(a)	243,000	5,360,580

		36,686,713

Construction — 2.6%
Perini Corp.(a)	210,300	7,619,169
Texas Industries, Inc.(b)	318,400	19,139,024

		26,758,193

Containers — 2.4%
Crown Holdings, Inc.(a)	333,800	8,398,408
Pactiv Corp.(a)	395,200	10,358,192
Silgan Holdings, Inc.	108,400	5,379,892

		24,136,492

Electronics — 0.6%
Intersil Corp. - Class A	255,400	6,556,118

Energy & Utilities — 2.9%
Integrys Energy Group, Inc.	155,055	7,231,765
ITC Holdings Corp.(b)	220,658	11,487,456
Vectren Corp.	389,000	10,436,870

		29,156,091

Entertainment & Leisure — 9.2%
Morgans Hotel Group Co.(a)(b)	1,013,593	15,021,448
Orient-Express Hotels Ltd. - Class A	341,800	14,752,088
Penn National Gaming, Inc.(a)	228,900	10,009,797
Pinnacle Entertainment, Inc.(a)(b)	1,195,334	15,300,275
Scientific Games Corp. - Class A(a)(b)	1,123,454	23,716,114
Vail Resorts, Inc.(a)	110,200	5,321,558
WMS Industries, Inc.(a)(b)	277,300	9,974,481

		94,095,761

Finance — 2.3%
Affiliated Managers Group, Inc.(a)(b)	259,800	23,574,252

Food & Agriculture — 4.5%
Fresh Del Monte Produce, Inc.(a)	189,728	6,906,099
Hain Celestial Group, Inc.(a)(b)	917,208	27,057,636
McCormick & Co., Inc.(b)	323,900	11,974,583

		45,938,318

Insurance — 3.2%
Aspen Insurance Holdings Ltd.	238,600	6,294,268
Endurance Specialty Holdings Ltd.(b)	305,511	11,181,703
The Hanover Insurance Group, Inc.	200,000	8,228,000
Platinum Underwriters Holdings Ltd.	210,477	6,832,083

		32,536,054

Machinery & Heavy Equipment — 2.8%
Albany International Corp. - Class A	213,000	7,697,820
Astec Industries, Inc.(a)	171,200	6,635,712
Lufkin Industries, Inc.	218,374	13,936,629

		28,270,161

Manufacturing — 8.4%
Actuant Corp. - Class A	218,300	6,594,843
Chattem, Inc.(a)(b)	207,359	13,756,196
Elizabeth Arden, Inc.(a)	556,400	11,100,180
Fuller (H.B.) Co.	56,100	1,145,001
General Cable Corp.(a)(b)	241,600	14,271,312
Hexel Corp.(a)(b)	494,500	9,449,895
Lennox International, Inc.	219,300	7,888,221
Phillips-Van Heusen Corp.	272,700	10,340,784
Watson Wyatt Worldwide, Inc.(b)	192,597	10,929,880

		85,476,312

Medical & Medical Services — 6.7%
Community Health Systems, Inc.(a)(b)	90,200	3,028,014
Davita, Inc.(a)	310,600	14,834,256
The GEO Group, Inc.(a)	275,800	7,843,752
Kindred Healthcare, Inc.(a)	734,975	16,073,903
Magellan Health Services, Inc.(a)	665,100	26,397,819

		68,177,744

Medical Instruments & Supplies — 2.9%
The Cooper Cos., Inc.,	257,200	8,855,396
DENTSPLY International, Inc.(b)	533,600	20,596,960

		29,452,356

Motor Vehicles — 2.4%
LKQ Corp.(a)(b)	1,093,900	24,579,933

Oil & Gas — 5.7%
Oceaneering International, Inc.(a)	158,800	10,004,400
Petrohawk Energy Corp.(a)(b)	603,700	12,176,629
Pride International, Inc.(a)	307,700	10,754,115
Southwest Gas Corp.(b)	449,436	12,566,230
Swift Energy Co.(a)	114,200	5,137,858

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	MARCH 31, 2008

Aurora Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Oil & Gas (Continued)
W-H Energy Services, Inc.(a)	114,300	$7,869,555

		58,508,787

Pharmaceuticals — 0.8%
Dyax Corp.(a)	1,721,200	8,106,852

Real Estate — 0.6%
Alexandria Real Estate Equities, Inc. (REIT)(b)	63,600	5,896,992

Restaurants — 1.5%
CBRL Group, Inc.(b)	186,700	6,678,259
Jack-in-the-Box, Inc.(a)	324,400	8,716,628

		15,394,887

Retail Merchandising — 12.3%
AnnTaylor Stores Corp.(a)	384,900	9,306,882
BJ’s Wholesale Club, Inc.(a)(b)	651,200	23,241,328
The Children’s Place Retail Stores, Inc.(a)	344,300	8,456,008
Copart, Inc.(a)	617,200	23,922,672
Jarden Corp.(a)(b)	368,500	8,011,190
Ruddick Corp.	618,300	22,790,538
Saks, Inc.(a)	739,318	9,219,296
Sally Beauty Holdings, Inc.(a)(b)	1,123,200	7,750,080
The Talbots, Inc.(b)	1,230,903	13,269,134

		125,967,128

Security Brokers & Dealers — 2.0%
Piper Jaffray Cos., Inc.(a)(b)	608,100	20,651,076

Telecommunications — 2.7%
Amdocs Ltd.(a)	717,000	20,334,120
Polycom, Inc.(a)	341,300	7,692,902

		28,027,022

Transportation — 1.1%
Kirby Corp.(a)	191,300	10,904,100

Total United States		974,449,114

TOTAL COMMON STOCKS
(Cost $1,030,610,734)		1,008,717,705

Short Term Investments — 29.5%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	293,234,300	293,234,300
Galileo Money Market Fund, 2.56%(e)	7,943,076	7,943,076

TOTAL SHORT TERM INVESTMENTS
(Cost $301,177,376)		301,177,376

TOTAL INVESTMENTS IN SECURITIES — 128.4%
(Cost $1,331,788,110*)		1,309,895,081
LIABILITIES IN EXCESS OF OTHER ASSETS — (28.4)%		(289,852,175)

NET ASSETS — 100.0%		$1,020,042,906

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,340,806,539

Gross unrealized appreciation	$94,620,847
Gross unrealized depreciation	(125,532,305)

Net unrealized depreciation	$(30,911,458)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$293,234,300	$1,019,520

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	43

Small/Mid-Cap Growth Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 97.9%
Aerospace — 2.7%
Argon ST, Inc.(a)	140,300	$2,386,503
BE Aerospace, Inc.(a)	113,200	3,956,340

		6,342,843

Banks — 3.0%
Fidelity National Information Services, Inc.	88,948	3,392,477
Signature Bank(a)	67,400	1,718,700
UMB Financial Corp.	44,700	1,841,640

		6,952,817

Beverages & Bottling — 0.9%
Green Mountain Coffee Roasters, Inc.(a)(b)	62,700	1,984,455

Broadcasting — 2.1%
CKX, Inc.(a)	508,300	4,839,016

Business Services — 8.9%
The Advisory Board Co.(a)	61,500	3,378,810
DeVry, Inc.	52,740	2,206,642
ExlService Holdings, Inc.(a)	285,108	6,546,080
Forrester Research, Inc.(a)	127,051	3,377,015
Gartner, Inc. - Class A(a)	32,500	628,550
Net1 UEPS Technologies, Inc.(a)	109,500	2,469,225
Strayer Education, Inc.(b)	12,800	1,952,000

		20,558,322

Chemicals — 1.5%
Celanese Corp. - Series A	91,700	3,580,885

Computer & Office Equipment — 1.2%
Intuit, Inc.(a)	101,900	2,752,319

Computer Software & Services — 16.5%
ACI Worldwide, Inc.(a)	121,224	2,414,782
Blackboard, Inc.(a)	63,600	2,119,788
comScore, Inc.(a)	118,800	2,383,128
Foundry Networks, Inc.(a)	127,600	1,477,608
IHS, Inc.(a)	75,908	4,881,643
International Game Technology	42,800	1,720,988
Jack Henry & Associates, Inc.	103,446	2,552,013
MICROS Systems, Inc.(a)	77,400	2,605,284
SkillSoft Plc - ADR(a)	807,500	8,454,525
SonicWALL, Inc.(a)	577,900	4,721,443
Sykes Enterprises, Inc.(a)	265,384	4,668,105

		37,999,307

Electronics — 3.5%
Ametek, Inc.	79,800	3,504,018
Intersil Corp. - Class A	78,900	2,025,363
TiVo, Inc.(a)	278,000	2,435,280

		7,964,661

Energy & Utilities — 1.0%
Airgas, Inc.	52,978	2,408,910

Entertainment & Leisure — 4.0%
DreamWorks Animation SKG, Inc. - Class A(a)	106,732	2,751,551
Orient-Express Hotels Ltd. - Class A	59,500	2,568,020
Scientific Games Corp. - Class A(a)	185,800	3,922,238

		9,241,809

Finance — 5.0%
Affiliated Managers Group, Inc.(a)	21,400	1,941,836
CME Group, Inc.	5,390	2,528,449
Invesco Ltd.	116,700	2,842,812
Riskmetrics Group, Inc.(a)	18,700	361,845
Wright Express Corp.(a)	122,818	3,774,197

		11,449,139

Machinery & Heavy Equipment — 1.5%
Joy Global, Inc.	53,200	3,466,512

Manufacturing — 4.8%
IDEX Corp.	93,892	2,881,545
Ladish Co., Inc.(a)	60,900	2,192,400
Quanex Corp.	82,800	4,284,072
Smith & Wesson Holding Corp.(a)(b)	331,100	1,662,122

		11,020,139

Medical & Medical Services — 7.0%
Arthrocare Corp.(a)(b)	69,700	2,324,495
Lifecell Corp.(a)	71,116	2,989,005
Magellan Health Services, Inc.(a)	79,800	3,167,262
MedCath Corp.(a)	139,400	2,537,080
Pediatrix Medical Group, Inc.(a)	77,500	5,223,500

		16,241,342

Medical Instruments & Supplies — 5.9%
Hologic, Inc.(a)	72,600	4,036,560
SonoSite, Inc.(a)	108,978	3,098,244
Wright Medical Group, Inc.(a)	156,748	3,783,897
Zoll Medical Corp.(a)	102,742	2,731,910

		13,650,611

Metal & Mining — 3.0%
CONSOL Energy, Inc.	50,100	3,466,419
Massey Energy Co.	92,400	3,372,600

		6,839,019

Miscellaneous Services — 1.5%
TeleTech Holdings, Inc.(a)	158,340	3,556,316

Motor Vehicles — 1.3%
Oshkosh Truck Corp.	84,600	3,069,288

Oil & Gas — 7.5%
Delta Petroleum Corp.(a)(b)	196,018	4,418,246
Newfield Exploration Co.(a)	46,300	2,446,955
Noble Corp.	66,900	3,322,923
Plains Exploration & Production Co.(a)	68,700	3,650,718
Superior Energy Services, Inc.(a)	87,900	3,482,598

		17,321,440

Pharmaceuticals — 5.4%
Endo Pharmaceuticals Holdings, Inc.(a)	123,300	2,951,802
Forest Laboratories, Inc.(a)	69,578	2,783,816
Medicis Pharmaceutical Corp.	115,600	2,276,164
Shire Plc - ADR	76,876	4,455,733

		12,467,515

Publishing & Printing — 0.5%
Dolan Media Co.(a)	54,400	1,093,984

Real Estate — 0.3%
FX Real Estate and Entertainment, Inc.(a)(b)	99,660	586,001

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	MARCH 31, 2008

Small/Mid-Cap Growth Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Real Estate (Continued)
FX Real Estate and Entertainment, Inc., Rights expire 4/11/08(a)	50,830	$4,066

		590,067

Retail Merchandising — 2.2%
Deckers Outdoor Corp.(a)	11,000	1,186,020
GameStop Corp.(a)	75,366	3,897,176

		5,083,196

Semiconductors & Related Devices — 2.5%
Microsemi Corp.(a)	111,500	2,542,200
Standard Microsystems Corp.(a)	112,600	3,285,668

		5,827,868

Telecommunications — 2.7%
Amdocs Ltd.(a)	113,375	3,215,315
Harris Corp.	60,900	2,955,477

		6,170,792

Waste Management — 1.5%
Clean Harbors, Inc.(a)	52,800	3,432,000

TOTAL COMMON STOCKS
(Cost $200,478,519)		225,904,572

Short Term Investments — 7.0%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	9,367,400	9,367,400
Galileo Money Market Fund, 2.56%(e)	6,722,036	6,722,036

TOTAL SHORT TERM INVESTMENTS
(Cost $16,089,436)		16,089,436

TOTAL INVESTMENTS IN SECURITIES — 104.9%
(Cost $216,567,955*)		241,994,008
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.9)%		(11,379,859)

NET ASSETS — 100.0%		$230,614,149

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$217,993,270

Gross unrealized appreciation	$39,235,904
Gross unrealized depreciation	(15,235,166)

Net unrealized appreciation	$24,000,738

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$9,367,400	$55,996

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	45

Small Cap Value Equity Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 97.5%
Aerospace — 2.9%
Orbital Sciences Corp.(a)	40,900	$985,690
Teledyne Technologies, Inc.(a)	10,500	493,500

		1,479,190

Banks — 7.3%
First Midwest Bancorp, Inc.	25,873	718,493
First Niagara Financial Group, Inc.	62,100	843,939
KBW, Inc.(a)(b)	26,400	582,120
Sterling Bancshares, Inc.	55,228	548,966
United Bankshares, Inc.	22,956	611,778
Wintrust Financial Corp.	12,922	451,624

		3,756,920

Business Services — 6.2%
The Brink’s Co.	32,400	2,176,632
Forrester Research, Inc.(a)	17,000	451,860
Hiedrick & Struggles International, Inc.	16,300	530,239
Viad Corp.	1,251	45,049

		3,203,780

Chemicals — 1.8%
Sensient Technologies Corp.	32,000	943,680

Computer Software & Services — 4.9%
Epicor Software Corp.(a)	30,900	346,080
Guidance Software, Inc.(a)	19,715	176,449
Lawson Software, Inc.(a)	80,500	606,165
SkillSoft Plc - ADR(a)	105,600	1,105,632
Tech Data Corp.(a)	8,400	275,520

		2,509,846

Construction — 3.0%
Perini Corp.(a)	10,777	390,451
Texas Industries, Inc.	19,700	1,184,167

		1,574,618

Containers — 2.0%
Silgan Holdings, Inc.	21,100	1,047,193

Energy & Utilities — 3.4%
Cleco Corp.	18,900	419,202
ITC Holdings Corp.	14,200	739,252
UIL Holdings Corp.	20,700	623,691

		1,782,145

Entertainment & Leisure — 9.7%
Leapfrog Enterprises, Inc.(a)(b)	57,993	408,851
Morgans Hotel Group Co.(a)	49,704	736,613
Orient-Express Hotels Ltd. - Class A	22,600	975,416
Pinnacle Entertainment, Inc.(a)	59,400	760,320
Scientific Games Corp. - Class A(a)	32,801	692,429
Vail Resorts, Inc.(a)(b)	19,822	957,204
WMS Industries, Inc.(a)	13,900	499,983

		5,030,816

Finance — 0.5%
Jefferies Group, Inc.	15,946	257,209

Food & Agriculture — 2.2%
Hain Celestial Group, Inc.(a)	38,200	1,126,900

Insurance — 4.1%
Aspen Insurance Holdings Ltd.	4,800	126,624
Endurance Specialty Holdings Ltd.	9,985	365,451
IPC Holdings Ltd.	35,900	1,005,200
Navigators Group, Inc.(a)	3,462	188,333
Platinum Underwriters Holdings Ltd.	13,289	431,361

		2,116,969

Machinery & Heavy Equipment — 2.9%
Albany International Corp. - Class A	12,100	437,294
Astec Industries, Inc.(a)	8,100	313,956
H&E Equipment Services, Inc.(a)	18,890	237,447
Lufkin Industries, Inc.	7,700	491,414

		1,480,111

Manufacturing — 5.9%
Actuant Corp. - Class A	19,900	601,179
Chart Industries, Inc.(a)	15,300	517,752
Elizabeth Arden, Inc.(a)	35,096	700,165
Fuller (H.B.) Co.	2,800	57,148
The Warnaco Group, Inc.(a)	11,000	433,840
Watson Wyatt Worldwide, Inc.	13,300	754,775

		3,064,859

Medical & Medical Services — 9.2%
Amedisys, Inc.(a)	23,300	916,622
Amsurg Corp.(a)	23,472	555,817
The GEO Group, Inc.(a)	30,100	856,044
Kindred Healthcare, Inc.(a)	38,829	849,190
Magellan Health Services, Inc.(a)	39,166	1,554,499

		4,732,172

Medical Instruments & Supplies — 2.0%
The Cooper Cos., Inc.,	19,600	674,828
Orthofix International NV(a)	6,400	254,528
Symmetry Medical, Inc.(a)	6,100	101,260

		1,030,616

Motor Vehicles — 2.8%
LKQ Corp.(a)	64,700	1,453,809

Oil & Gas — 6.7%
Cal Dive International, Inc.(a)	27,200	282,336
Delta Petroleum Corp.(a)	22,100	498,134
North American Energy Partners, Inc.(a)	34,100	523,094
Oil States International, Inc.(a)	10,500	470,505
Southwest Gas Corp.	21,412	598,680
Swift Energy Co.(a)	14,100	634,359
W-H Energy Services, Inc.(a)	6,600	454,410

		3,461,518

Real Estate — 3.8%
Arbor Realty Trust, Inc. (REIT)(b)	49,622	748,300
Gramercy Capital Corp. (REIT)(b)	49,318	1,032,226
Redwood Trust, Inc. (REIT)(b)	5,413	196,762

		1,977,288

Restaurants — 1.0%
Jack-in-the-Box, Inc.(a)	19,800	532,026

Retail Merchandising — 10.2%
AnnTaylor Stores Corp.(a)	20,300	490,854

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	MARCH 31, 2008

Small Cap Value Equity Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Retail Merchandising (Continued)
BJ’s Wholesale Club, Inc.(a)	32,200	$1,149,218
The Children’s Place Retail Stores, Inc.(a)	14,600	358,576
Longs Drug Stores Corp.	12,100	513,766
Ruddick Corp.	47,300	1,743,478
Sally Beauty Holdings, Inc.(a)	36,484	251,739
The Talbots, Inc.(b)	68,551	738,980

		5,246,611

Security Brokers & Dealers — 2.2%
Piper Jaffray Cos., Inc.(a)	31,152	1,057,922
TradeStation Group, Inc.(a)	10,400	88,608

		1,146,530

Telecommunications — 0.8%
Polycom, Inc.(a)	17,500	394,450

Transportation — 1.4%
Kirby Corp.(a)	12,900	735,300

Waste Management — 0.6%
Waste Connections, Inc.(a)	10,050	308,937

TOTAL COMMON STOCKS
(Cost $50,143,336)		50,393,493

Short Term Investments — 9.8%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	3,913,950	3,913,950
Galileo Money Market Fund, 2.56%(e)	1,146,436	1,146,436

TOTAL SHORT TERM INVESTMENTS
(Cost $5,060,386)		5,060,386

TOTAL INVESTMENTS IN SECURITIES — 107.3%
(Cost $55,203,722*)		55,453,879
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.3)%		(3,759,083)

NET ASSETS — 100.0%		$51,694,796

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$55,561,596

Gross unrealized appreciation	$4,519,580
Gross unrealized depreciation	(4,627,297)

Net unrealized depreciation	$(107,717)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$3,913,950	$52,794

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	47

Small Cap Core Equity Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 97.4%
Aerospace — 2.9%
AAR Corp.(a)	56,550	$1,542,119
Orbital Sciences Corp.(a)	55,850	1,345,985

		2,888,104

Banks — 7.3%
CoBiz, Inc.(b)	66,800	869,736
Columbia Banking System, Inc.	21,760	486,989
First State Bancorporation	40,400	540,956
KBW, Inc.(a)(b)	42,700	941,535
Prosperity Bancshares, Inc.	29,600	848,336
Sterling Bancshares, Inc.	75,550	750,967
Umpqua Holdings Corp.(b)	58,700	910,437
Westamerica Bancorp(b)	14,400	757,440
Wintrust Financial Corp.	34,000	1,188,300

		7,294,696

Business Services — 4.2%
Forrester Research, Inc.(a)	36,950	982,131
Hiedrick & Struggles International, Inc.	15,200	494,456
HMS Holdings Corp.(a)	48,145	1,374,540
Martha Stewart Living Omnimedia, Inc.(a)(b)	108,700	807,641
Net1 UEPS Technologies, Inc.(a)	25,350	571,642

		4,230,410

Chemicals — 1.2%
Hercules, Inc.	31,700	579,793
Minerals Technologies, Inc.	10,500	659,400

		1,239,193

Computer Software & Services — 14.3%
Aladdin Knowledge Systems Ltd.(a)	68,900	1,311,167
Blackboard, Inc.(a)	52,400	1,746,492
CACI International, Inc.(a)	18,650	849,507
DemandTec, Inc.(a)	62,800	640,560
Guidance Software, Inc.(a)	113,535	1,016,138
Lawson Software, Inc.(a)	126,350	951,416
Phase Forward, Inc.(a)	82,100	1,402,268
PROS Holdings, Inc.(a)	68,600	860,930
Quality Systems, Inc.(b)	32,700	976,749
SkillSoft Plc - ADR(a)	303,208	3,174,588
The TriZetto Group, Inc.(a)	87,268	1,456,503

		14,386,318

Containers — 1.4%
Silgan Holdings, Inc.	27,750	1,377,232

Electronics — 2.9%
Benchmark Electronics, Inc.(a)	59,500	1,068,025
Brady Corp.	32,600	1,089,818
RF Micro Devices, Inc.(a)	78,600	209,076
TTM Technologies, Inc.(a)	50,600	572,792

		2,939,711

Energy & Utilities — 2.9%
El Paso Electric Co.(a)	60,100	1,284,337
UIL Holdings Corp.	52,600	1,584,838

		2,869,175

Entertainment & Leisure — 3.7%
Morgans Hotel Group Co.(a)(b)	58,950	873,639
Orient-Express Hotels Ltd. - Class A	39,035	1,684,751
Pinnacle Entertainment, Inc.(a)	91,500	1,171,200

		3,729,590

Finance — 1.2%
Evercore Partners, Inc.	70,700	1,254,925

Food & Agriculture — 1.0%
Diamond Foods, Inc.	54,500	988,630

Insurance — 2.3%
First Mercury Financial Corp.(a)	101,300	1,763,633
Platinum Underwriters Holdings Ltd.	17,279	560,876

		2,324,509

Machinery & Heavy Equipment — 1.7%
Altra Holdings, Inc.(a)	71,400	960,330
H&E Equipment Services, Inc.(a)	60,000	754,200

		1,714,530

Manufacturing — 9.3%
Actuant Corp. - Class A	71,900	2,172,099
AptarGroup, Inc.	6,800	264,724
Chart Industries, Inc.(a)(b)	55,600	1,881,504
Chattem, Inc.(a)(b)	22,582	1,498,090
Elizabeth Arden, Inc.(a)	87,000	1,735,650
Fuller (H.B.) Co.	44,000	898,040
Hexel Corp.(a)	47,800	913,458

		9,363,565

Medical & Medical Services — 3.7%
Amedisys, Inc.(a)	42,500	1,671,950
Pediatrix Medical Group, Inc.(a)	19,250	1,297,450
Sun Healthcare Group, Inc.(a)	56,900	747,666

		3,717,066

Medical Instruments & Supplies — 4.2%
ev3, Inc.(a)(b)	89,750	730,565
Hologic, Inc.(a)	9,450	525,420
MWI Veterinary Supply, Inc.(a)	25,281	891,408
Orthofix International NV(a)	16,000	636,320
Symmetry Medical, Inc.(a)	86,000	1,427,600

		4,211,313

Oil & Gas — 7.6%
Allis-Chalmers Energy, Inc.(a)(b)	48,900	674,331
Cal Dive International, Inc.(a)	46,500	482,670
Goodrich Petroleum Corp.(a)(b)	44,850	1,349,088
Hercules Offshore, Inc.(a)(b)	42,350	1,063,832
ION Geophysical Corp.(a)	96,200	1,327,560
Mariner Energy, Inc.(a)	27,900	753,579
Oil States International, Inc.(a)	30,700	1,375,667
Penn Virginia Corp.	14,100	621,669

		7,648,396

Pharmaceuticals — 2.4%
Dyax Corp.(a)	282,321	1,329,732
ICON Plc - ADR(a)	16,000	1,038,240

		2,367,972

Real Estate — 5.2%
Arbor Realty Trust, Inc. (REIT)(b)	64,541	973,278
BioMed Realty Trust, Inc. (REIT)(b)	48,400	1,156,276
California Coastal Communities, Inc.(a)(b)	13,552	65,592
Corporate Office Properties Trust (REIT)	33,000	1,109,130
Gramercy Capital Corp. (REIT)(b)	82,800	1,733,004
Redwood Trust, Inc. (REIT)(b)	6,000	218,100

		5,255,380

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	MARCH 31, 2008

Small Cap Core Equity Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Restaurants — 1.3%
Carrols Restaurant Group, Inc.(a)	77,467	$691,780
Sonic Corp.(a)	27,300	601,692

		1,293,472

Retail Merchandising — 7.7%
AnnTaylor Stores Corp.(a)	53,600	1,296,048
The Children’s Place Retail Stores, Inc.(a)	37,300	916,088
Christopher & Banks Corp.	41,400	413,586
Coldwater Creek, Inc.(a)(b)	84,400	426,220
Copart, Inc.(a)	52,600	2,038,776
Golfsmith International Holdings, Inc.(a)	50,500	106,555
Jarden Corp.(a)	56,200	1,221,788
Jos. A. Bank Clothiers, Inc.(a)(b)	25,100	514,550
Sally Beauty Holdings, Inc.(a)	122,450	844,905

		7,778,516

Security Brokers & Dealers — 0.8%
Piper Jaffray Cos., Inc.(a)	22,250	755,610

Semiconductors & Related Devices — 1.0%
Ultra Clean Holdings, Inc.(a)	103,034	1,009,733

Telecommunications — 3.6%
EMS Technologies, Inc.(a)	68,300	1,853,662
Iowa Telecommunications Services, Inc.	59,400	1,053,162
iPCS, Inc.	31,080	725,718

		3,632,542

Textiles — 1.7%
Carter’s, Inc.(a)	62,800	1,014,220
Kenneth Cole Productions, Inc.	39,000	660,660

		1,674,880

Transportation — 0.9%
Knight Transportation, Inc.(b)	36,200	595,852
Vitran Corp., Inc.(a)	20,397	291,065

		886,917

Waste Management — 1.0%
Clean Harbors, Inc.(a)	15,400	1,001,000

TOTAL COMMON STOCKS
(Cost $100,410,215)		97,833,385

Short Term Investments — 18.8%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	17,951,200	17,951,200
Galileo Money Market Fund, 2.56%(e)	970,842	970,842

TOTAL SHORT TERM INVESTMENTS
(Cost $18,922,042)		18,922,042

TOTAL INVESTMENTS IN SECURITIES — 116.2%
(Cost $119,332,257*)		116,755,427
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.2)%		(16,238,695)

NET ASSETS — 100.0%		$100,516,732

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$120,094,983

Gross unrealized appreciation	$9,126,851
Gross unrealized depreciation	(12,466,407)

Net unrealized depreciation	$(3,339,556)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$17,951,200	$84,721

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	49

Small Cap Growth Equity Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 92.8%
Aerospace — 2.8%
Argon ST, Inc.(a)	549,700	$9,350,397
BE Aerospace, Inc.(a)	461,660	16,135,017

		25,485,414

Banks — 1.5%
Signature Bank(a)(b)	223,800	5,706,900
UMB Financial Corp.(b)	181,500	7,477,800

		13,184,700

Beverages & Bottling — 0.9%
Green Mountain Coffee Roasters, Inc.(a)(b)	246,800	7,811,220

Broadcasting — 2.1%
CKX, Inc.(a)	1,561,800	14,868,336
Outdoor Channel Holdings, Inc.(a)(b)	493,326	3,625,946

		18,494,282

Business Services — 9.6%
The Advisory Board Co.(a)(b)	246,700	13,553,698
American Public Education, Inc.(a)	26,500	804,805
CommVault Systems, Inc.(a)	347,336	4,306,966
DeVry, Inc.(b)	239,881	10,036,621
Diamond Management & Technology Consultants, Inc.	1,209,196	7,799,314
ExlService Holdings, Inc.(a)	956,563	21,962,687
Forrester Research, Inc.(a)	707,800	18,813,324
Gartner, Inc. - Class A(a)	287,650	5,563,151
Healthcare Services Group, Inc.(b)	159,362	3,289,242

		86,129,808

Chemicals — 1.2%
Agrium, Inc.	179,700	11,161,167

Computer Software & Services — 18.6%
ACI Worldwide, Inc.(a)(b)	105,700	2,105,544
Aladdin Knowledge Systems Ltd.(a)	446,000	8,487,380
Blackboard, Inc.(a)	328,252	10,940,639
comScore, Inc.(a)	325,500	6,529,530
DemandTec, Inc.(a)(b)	690,200	7,040,040
Foundry Networks, Inc.(a)	457,000	5,292,060
Greenfield Online, Inc.(a)	575,961	6,830,898
i2 Technologies, Inc.(a)(b)	804,800	9,062,048
IHS, Inc.(a)	352,545	22,672,169
Jack Henry & Associates, Inc.(b)	576,600	14,224,722
Move, Inc.(a)	1,543,000	4,752,440
SkillSoft Plc - ADR(a)	2,943,230	30,815,618
SonicWALL, Inc.(a)	1,881,000	15,367,770
Sykes Enterprises, Inc.(a)	1,281,900	22,548,621

		166,669,479

Electronics — 1.7%
TiVo, Inc.(a)(b)	1,720,300	15,069,828

Energy & Utilities — 1.1%
Airgas, Inc.	210,800	9,585,076

Entertainment & Leisure — 4.2%
Ameristar Casinos, Inc.	400,200	7,303,650
Orient-Express Hotels Ltd. - Class A	410,900	17,734,444
Scientific Games Corp. - Class A(a)	282,300	5,959,353
World Wrestling Entertainment, Inc.	353,200	6,573,052

		37,570,499

Finance — 2.9%
Affiliated Managers Group, Inc.(a)(b)	97,100	8,810,854
Riskmetrics Group, Inc.(a)	71,700	1,387,395
Wright Express Corp.(a)	524,900	16,130,177

		26,328,426

Machinery & Heavy Equipment — 1.4%
Bucyrus International, Inc. - Class A(b)	126,400	12,848,560

Manufacturing — 6.3%
Kaydon Corp.(b)	200,300	8,795,173
Ladish Co., Inc.(a)	157,500	5,670,000
Quanex Corp.(b)	350,000	18,109,000
RBC Bearings, Inc.(a)	225,100	8,357,963
Smith & Wesson Holding Corp.(a)(b)	410,186	2,059,134
The Warnaco Group, Inc.(a)	166,653	6,572,794
Watson Wyatt Worldwide, Inc.	117,300	6,656,775

		56,220,839

Medical & Medical Services — 8.0%
Arthrocare Corp.(a)	213,600	7,123,560
Lifecell Corp.(a)(b)	209,000	8,784,270
Magellan Health Services, Inc.(a)	348,600	13,835,934
MedCath Corp.(a)	456,000	8,299,200
Pediatrix Medical Group, Inc.(a)	332,900	22,437,460
Qiagen NV(a)(b)	333,560	6,938,048
Santarus, Inc.(a)	1,451,700	3,730,869

		71,149,341

Medical Instruments & Supplies — 9.2%
Align Technology, Inc.(a)	91,759	1,019,443
Bruker BioSciences Corp.(a)	694,200	10,683,738
Hologic, Inc.(a)(b)	160,350	8,915,460
Home Diagnostics, Inc.(a)	174,100	1,211,736
Martek Biosciences Corp.(a)(b)	339,600	10,381,572
SonoSite, Inc.(a)(b)	457,600	13,009,568
Wright Medical Group, Inc.(a)(b)	816,581	19,712,265
Zoll Medical Corp.(a)	655,000	17,416,450

		82,350,232

Metal & Mining — 1.8%
Massey Energy Co.	432,500	15,786,250

Oil & Gas — 7.1%
Atwood Oceanics, Inc.(a)(b)	205,900	18,885,148
Comstock Resources, Inc.(a)	311,800	12,565,540
Dawson Geophysical Co.(a)	120,892	8,160,210
Delta Petroleum Corp.(a)(b)	432,300	9,744,042
Oceaneering International, Inc.(a)	116,100	7,314,300
Superior Energy Services, Inc.(a)	168,600	6,679,932

		63,349,172

Personal Services — 0.2%
MSCI, Inc.(a)	66,100	1,966,475

Pharmaceuticals — 1.2%
Medicis Pharmaceutical Corp.	565,900	11,142,571

Publishing & Printing — 1.2%
Dolan Media Co.(a)	550,579	11,072,144

Real Estate — 0.2%
FX Real Estate and Entertainment, Inc.(a)	312,360	1,836,677

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	MARCH 31, 2008

Small Cap Growth Equity Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Real Estate (Continued)
FX Real Estate and Entertainment, Inc., Rights expire 4/11/08(a)	156,180	$12,494

		1,849,171

Retail Merchandising — 0.4%
Deckers Outdoor Corp.(a)	33,100	3,568,842

Security Brokers & Dealers — 1.8%
Waddell & Reed Financial, Inc.	497,400	15,981,462

Semiconductors & Related Devices — 3.3%
Microsemi Corp.(a)(b)	505,500	11,525,400
O2Micro International Ltd. - ADR(a)	271,800	2,101,014
Semtech Corp.(a)	276,300	3,959,379
Standard Microsystems Corp.(a)	409,700	11,955,046

		29,540,839

Telecommunications — 2.2%
EMS Technologies, Inc.(a)	472,845	12,833,013
Neutral Tandem, Inc.(a)	239,000	4,304,390
Occam Networks, Inc.(a)	420,300	2,286,432

		19,423,835

Waste Management — 1.9%
Clean Harbors, Inc.(a)	256,400	16,666,000

TOTAL COMMON STOCKS
(Cost $747,322,855)		830,405,632

Short Term Investments — 26.1%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	171,307,500	171,307,500
Galileo Money Market Fund, 2.56%(e)	61,986,621	61,986,621

TOTAL SHORT TERM INVESTMENTS
(Cost $233,294,121)		233,294,121

TOTAL INVESTMENTS IN SECURITIES — 118.9%
(Cost $980,616,976*)		1,063,699,753
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.9)%		(168,767,392)

NET ASSETS — 100.0%		$894,932,361

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$988,572,345

Gross unrealized appreciation	$142,259,445
Gross unrealized depreciation	(67,132,037)

Net unrealized appreciation	$75,127,408

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$171,307,500	$598,702

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	51

Global Science & Technology Opportunities Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 94.9%
Bermuda — 0.4%
Electronics — 0.4%
Tyco Electronics Ltd.	4,700	$161,304

Canada — 0.5%
Computer Software & Services — 0.5%
Open Text Corp.(a)	6,700	209,777

China — 1.0%
Computer Software & Services — 1.0%
Baidu.Com(a)	700	167,741
Sina Corp.(a)	7,300	257,325

		425,066

Finland — 0.6%
Telecommunications — 0.6%
Nokia Corp. - ADR	8,000	254,640

France — 0.6%
Entertainment & Leisure — 0.6%
Ubisoft Entertainment	3,000	258,458

Germany — 1.1%
Computer Software & Services — 0.9%
SAP AG - ADR	7,100	351,947

Semiconductors & Related Devices — 0.2%
Infineon Technologies AG - ADR(a)	13,400	94,068

Total Germany		446,015

Hong Kong — 1.2%
Semiconductors & Related Devices — 0.7%
ASM Pacific Technology Ltd.	39,000	281,376

Telecommunications — 0.5%
China Mobile Ltd.	14,500	215,749

Total Hong Kong		497,125

India — 0.9%
Telecommunications — 0.9%
Bharti Tele-Ventures Ltd.	19,600	403,652

Indonesia — 0.5%
Telecommunications — 0.5%
PT Telekomunikasi Indonesia	186,800	195,830

Japan — 3.7%
Computer Software & Services — 0.6%
Nintendo Co. Ltd.	500	257,825

Energy & Utilities — 1.6%
Kurita Water Industries Ltd.	18,200	670,084

Machinery & Heavy Equipment — 0.3%
Disco Corp.	2,800	120,506

Manufacturing — 0.6%
Konica Corp.	19,200	260,803

Metal & Mining — 0.6%
Sumitomo Metal Mining Co. Ltd.	12,200	227,036

Total Japan		1,536,254

Mexico — 0.7%
Telecommunications — 0.7%
America Movil SA - ADR	4,700	299,343

South Korea — 0.4%
Electronics — 0.4%
Samsung Electronics Co. Ltd.	300	188,721

Switzerland — 0.9%
Pharmaceuticals — 0.9%
Roche Holding AG	1,600	301,118
Roche Holding AG - ADR	800	75,587

		376,705

Taiwan — 2.6%
Computer & Office Equipment — 1.2%
Asustek Computer, Inc.	86,200	252,532
High Tech Computer Corp.	10,200	229,319

		481,851

Computer Software & Services — 0.4%
Inventec Co. Ltd.	267,900	164,023

Semiconductors & Related Devices — 1.0%
Av Tech Corp.	15,759	80,923
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	22,403	230,079
Vanguard International Semiconductor Corp.	170,858	122,606

		433,608

Total Taiwan		1,079,482

United Kingdom — 0.7%
Aerospace — 0.7%
Meggitt Plc	51,100	279,652

United States — 79.1%
Aerospace — 3.2%
Lockheed Martin Corp.	7,800	774,540
Raytheon Co.	8,700	562,107

		1,336,647

Broadcasting — 0.6%
Liberty Global, Inc.(a)	7,900	269,232

Computer & Office Equipment — 11.0%
Apple Computer, Inc.(a)	12,300	1,765,050
Cisco Systems, Inc.(a)	25,100	604,659
Dell, Inc.(a)	10,600	211,152
Hewlett-Packard Co.	19,900	908,634
International Business Machines Corp.	9,500	1,093,830

		4,583,325

Computer Software & Services — 25.0%
Adobe Systems, Inc.(a)	9,600	341,664
Ariba, Inc.(a)	9,700	93,702
Automatic Data Processing, Inc.	5,100	216,189
BMC Software, Inc.(a)	10,800	351,216
CA, Inc.	8,400	189,000
Citrix Systems, Inc.(a)	14,700	431,151
Computer Sciences Corp.(a)	7,500	305,925
DST Systems, Inc.(a)	14,100	926,934
eBay, Inc.(a)	7,800	232,752
Electronic Arts, Inc.(a)	7,200	359,424
EMC Corp.(a)	22,000	315,480
Foundry Networks, Inc.(a)	20,000	231,600
Google, Inc. - Class A(a)	1,000	440,470
Ingram Micro, Inc. - Class A(a)	9,000	142,470
Juniper Networks, Inc.(a)	22,800	570,000
McAfee, Inc.(a)	12,500	413,625
Microsoft Corp.	32,900	933,702
Oracle Corp.(a)	36,000	704,160
priceline.com, Inc.(a)	3,500	423,010

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	MARCH 31, 2008

Global Science & Technology Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Computer Software & Services (Continued)
Progress Software Corp.(a)	6,400	$191,488
Salesforce.Com, Inc.(a)	6,800	393,516
Seagate Technology, Inc.	17,300	362,262
Sun Microsystems, Inc.(a)	19,025	295,459
Sybase, Inc.(a)	15,800	415,540
Symantec Corp.(a)	8,700	144,594
Synopsys, Inc.(a)	7,700	174,867
VeriSign, Inc.(a)	12,300	408,852
Yahoo!, Inc.(a)	15,100	436,843

		10,445,895

Electronics — 3.1%
Agilent Technologies, Inc.(a)	6,800	202,844
Amphenol Corp.	6,100	227,225
Flextronics International Ltd.(a)	19,900	186,861
Intel Corp.	32,500	688,350

		1,305,280

Manufacturing — 1.3%
Corning, Inc.	22,000	528,880

Measuring & Controlling Devices — 0.6%
KLA-Tencor Corp.	7,300	270,830

Medical & Medical Services — 2.3%
Baxter International, Inc.	5,600	323,792
Covance, Inc.(a)	3,000	248,910
Integra LifeSciences Holdings Corp.(a)	4,500	195,615
Millipore Corp.(a)	2,600	175,266

		943,583

Medical Instruments & Supplies — 9.5%
Alcon, Inc.	1,600	227,600
Becton, Dickinson & Co.	7,900	678,215
C.R. Bard, Inc.	3,400	327,760
Charles River Laboratories International, Inc.(a)	4,400	259,336
China Medical Technologies, Inc. - ADR	2,800	115,052
Cyberonics, Inc.(a)	7,500	108,750
Johnson & Johnson	2,200	142,714
Medtronic, Inc.	13,400	648,158
SenoRx, Inc.(a)	6,400	41,280
St. Jude Medical, Inc.(a)	7,800	336,882
Stryker Corp.	5,000	325,250
Varian Medical Systems, Inc.(a)	7,500	351,300
Waters Corp.(a)	1,066	59,376
Zimmer Holdings, Inc.(a)	4,200	327,012

		3,948,685

Pharmaceuticals — 6.0%
Alexion Pharmaceuticals, Inc.(a)	3,900	231,270
Applera Corp. - Celera Genomics Group(a)	11,700	171,990
Bristol-Myers Squibb Co.	9,400	200,220
Celgene Corp.(a)	2,928	179,457
Gilead Sciences, Inc.(a)	15,000	772,950
Merck & Co., Inc.	9,700	368,115
Teva Pharmaceutical Industries Ltd. - ADR	6,900	318,711
United Therapeutics Corp.(a)	3,000	260,100

		2,502,813

Retail Merchandising — 0.6%
CVS Caremark Corp.	5,900	239,009

Semiconductors & Related Devices — 8.2%
Altera Corp.	9,600	176,928
Analog Devices, Inc.	7,200	212,544
Applied Materials, Inc.	21,400	417,514
Broadcom Corp. - Class A(a)	10,200	196,554
Cavium Networks, Inc.(a)	5,400	88,560
Kulicke & Soffa Industries, Inc.(a)	22,100	105,638
Lam Research Corp.(a)	4,800	183,456
Linear Technology Corp.	6,800	208,692
Marvell Technology Group Ltd.(a)	17,000	184,960
Maxim Integrated Products, Inc.	10,500	214,095
MEMC Electronic Materials, Inc.(a)	3,600	255,240
Microchip Technology, Inc.	7,000	229,110
Netlogic Microsystems, Inc.(a)	4,500	108,630
NVIDIA Corp.(a)	8,700	172,173
Texas Instruments, Inc.	11,000	310,970
Xilinx, Inc.	14,700	349,125

		3,414,189

Telecommunications — 7.7%
American Tower Corp. - Class A(a)	5,900	231,339
AT&T, Inc.	9,700	371,510
Atheros Communications, Inc.(a)	8,700	181,308
Ciena Corp.(a)	6,700	206,561
Harris Corp.	7,900	383,387
Harris Stratex Networks, Inc.(a)	10,700	107,321
JDS Uniphase Corp.(a)	13,200	176,748
Motorola, Inc.	14,100	131,130
QUALCOMM, Inc.	15,400	631,400
Research In Motion Ltd.(a)	2,600	291,798
Syniverse Holdings, Inc.(a)	14,900	248,234
Verizon Communications, Inc.	7,300	266,085

		3,226,821

Total United States		33,015,189

TOTAL COMMON STOCKS
(Cost $37,496,664)		39,627,213

Short Term Investments — 2.4%
Galileo Money Market Fund, 2.56%(b)
(Cost $994,214)(b)	994,214	994,214

TOTAL INVESTMENTS IN SECURITIES — 97.3%
(Cost $38,490,878*)		40,621,427
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.7%		1,111,725

NET ASSETS — 100.0%		$41,733,152

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	53

Global Science & Technology Opportunities Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$39,075,749

Gross unrealized appreciation	$3,760,143
Gross unrealized depreciation	(2,214,465)

Net unrealized appreciation	$1,545,678

(a)	Non-income producing security.
(b)	Represents current yield as of report date.

•	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$—	$3,547

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	15,000	04/23/08	$616
JPY	47,488,000	04/23/08	23,532
EUR	181,000	04/23/08	724
GBP	5,000	04/23/08	(162)

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $761,504)			$24,710

•	Forward foreign exchange contracts sold as of March 31, 2008 were as follows:

Foreign Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
JPY	6,287,000	04/01/08	$152
JPY	185,477,468	04/23/08	(116,436)
HKD	2,507,000	04/23/08	(420)
EUR	556,500	04/23/08	(62,119)
CHF	303,000	04/23/08	(28,547)
GBP	97,000	04/23/08	(1,452)

Total Net Unrealized Depreciation on Forward Foreign Exchange Contracts (USD Commitment - $3,415,334)			$(208,822)

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 96.9%
Canada — 22.2%
Banks — 0.0%
Quest Capital Corp.	61,000	$120,045

Energy & Utilities — 0.4%
Epsilon Energy, Inc.(a)	332,500	660,821
MGM Energy Corp.(b)	15,084	11,756
Tanganyika Oil Co. Ltd.	232,700	4,112,103

		4,784,680

Metal & Mining — 5.9%
Alexco Resource Corp.(b)	593,683	2,487,054
Aurora Energy Resources, Inc.(b)	246,000	1,294,169
Baja Mining Corp.(b)	3,654,800	4,842,445
Corriente Resources, Inc. - Class A(b)	982,800	4,548,005
Crosshair Exploration & Mining Corp.(b)	352,800	309,338
Denison Mines Corp.(b)	218,500	1,379,395
Erdene Gold, Inc. (acquired 04/12/07, cost $959,233)(c)(d)	1,100,000	985,922
European Goldfields Ltd.(b)	561,400	2,931,564
Frontier Pacific Mining Corp.(b)	3,024,300	1,915,140
Gold Reserve, Inc.(b)(e)	123,948	571,400
Goldcorp, Inc.	4,600	178,766
Golden Star Resources Ltd.(b)(e)	789,408	2,753,257
MAG Silver Corp.(b)	964,000	12,237,245
Minefinders Corp. Ltd.(b)(e)	250,000	3,070,000
Nevsun Resources Ltd. (acquired 01/20/05, cost $4,883,732)(b)(c)(f)	1,554,800	2,681,081
Northern Star Mining Corp.(b)	1,133,500	1,214,721
NovaGold Resources, Inc.(b)(e)	371,843	2,866,910
Polymet Mining Corp.(b)	2,250,000	7,189,829
Q2 Gold Resources, Inc.(d)	327,600	0
Romarco Minerals, Inc.(b)	223,000	34,761
Rusoro Mining Ltd.(b)	11,764	17,191
Selkirk Metals Corp.(b)	792,500	416,923
Southwestern Resources Corp.(b)	1,066,900	530,098
Sunridge Gold Corp.(b)	3,325,559	3,725,844
Triex Minerals Corp.(b)	156,050	253,888
Triex Minerals Corp. (acquired 12/23/05, cost $671,761)(c)	312,100	507,776
Uranium One, Inc.(b)	500,365	1,647,653
Virginia Mines, Inc.(b)	216,350	1,403,762
West Timmins Mining, Inc.(b)	2,160,128	1,431,036
X-Cal Resources Ltd.(b)	1,755,500	239,437

		63,664,610

Motor Vehicles — 0.3%
Westport Innovations, Inc.(b)(f)	959,500	2,851,064

Oil & Gas — 15.6%
Accrete Energy, Inc.(b)	13,690	64,152
Alberta Clipper Energy, Inc.(b)	95,415	223,095
Bayou Bend Petroleum Ltd.(b)	2,237,500	1,177,115
Baytex Energy Trust	421,948	9,364,290
Bow Valley Energy Ltd.(b)	634,600	3,115,967
Canadian Superior Energy, Inc.(b)	2,953,362	9,184,956
Canext Energy Ltd.(b)	207,829	151,855
Cinch Energy Corp.(b)	901,980	1,098,422
Compton Petroleum Corp.(b)	1,267,329	14,112,300
Cork Exploration, Inc.(b)	89,600	301,154
Crescent Point Energy Trust	102,001	2,844,044
Crew Energy, Inc.(b)	727,137	9,492,558
Daylight Resources Trust	346,361	3,026,799
Delphi Energy Corp.(b)	831,300	1,708,844
Ember Resources, Inc.(b)	274,224	376,692
Endev Energy, Inc.(b)	1,538,300	1,243,888
Fairborne Energy Ltd.	259,558	1,744,800
First Calgary Petroleums Ltd.(b)	740,786	2,085,705
Galleon Energy, Inc. - Class A(b)	1,750,482	25,239,548
Gastar Exploration Ltd.(b)	1,055,300	1,371,890
Heritage Oil Corp.(b)	252,300	12,678,293
Highpine Oil & Gas Ltd.(b)	323,650	3,058,508
HSE Integrated Ltd.(b)	28,238	24,759
Iteration Energy Ltd.(b)	226,745	1,329,828
Leader Energy Services Ltd.(b)	454,104	35,392
Lynden Ventures Ltd.(b)	200,400	156,189
Masters Energy, Inc.(b)	27,741	83,241
Midnight Oil Exploration Ltd.(b)	1,127,700	1,340,342
Niko Resources Ltd. (acquired 01/20/05, cost $689,948)(c)	39,000	3,163,086
Oilexco, Inc.(b)	673,075	8,806,466
Open Range Energy Corp.(b)	48,061	192,441
Pacific Rodera Energy, Inc.(b)	990,200	482,342
Pacific Rubiales Energy Corp.(b)	4,073,700	5,913,404
Pan Orient Energy Corp.(b)	198,600	2,238,591
Paramount Resources Ltd. - Class A(b)	377,100	5,613,608
Pengrowth Energy Trust	21,699	415,821
Penn West Energy Trust	90,263	2,532,587
Petro Andina Resources Inc.(a)(b)	49,500	581,105
Petrolifera Petroleum Ltd.(b)	392,415	3,478,958
ProspEx Resources Ltd.(b)	1,504,120	5,099,457
Tag Oil Ltd. (acquired 09/22/05, cost $218,247)(c)	198,000	16,396
Technicoil Corp.(b)	1,300,900	937,860
Trafalgar Energy Ltd.(b)	21,717	76,378
TransCanada Corp.	40,700	1,568,206
Trilogy Energy Trust	152,791	1,481,096
TriStar Oil & Gas Ltd.(b)	806,837	11,366,226
True Energy Trust	188,332	671,533
Tusk Energy Corp. (acquired 10/11/05 through 01/05/07, cost $8,250,724)(c)	2,248,186	3,723,432
Vero Energy, Inc.(b)	91,642	682,996
West Energy Ltd.(b)	291,835	966,671
WesternZagros Resources Ltd.(b)	76,800	182,563

		166,825,849

Transportation — 0.0%
Railpower Technologies Corp.(b)	360,600	119,445

Total Canada		238,365,693

Greece — 0.4%
Transportation — 0.4%
Navios Maritime Holdings, Inc.	418,700	3,885,536

Norway — 1.1%
Oil & Gas — 0.5%
Sevan Marine ASA	425,800	5,435,015

Transportation — 0.6%
Stolt-Nielsen SA (acquired 01/20/05 through 07/24/07, cost $3,997,892)(c)	296,100	6,163,481

Total Norway		11,598,496

United Kingdom — 1.3%
Energy & Utilities — 0.0%
ITM Power Plc	525,200	648,852

Oil & Gas — 1.3%
Archipelago Resources Plc (acquired 5/13/05, cost $1,453,189)(c)	2,247,400	1,338,083
Gulfsands Petroleum Plc	563,300	1,799,895

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	55

Global Resources Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
United Kingdom (Continued)
Oil & Gas (Continued)
Tullow Oil Plc	544,198	$7,133,642
Venture Production Plc	289,729	3,588,047

		13,859,667

Total United Kingdom		14,508,519

United States — 71.9%
Energy & Utilities — 3.2%
Calpine Corp.(b)	874,200	16,102,764
Dynegy, Inc - Class A(b)	1,560	12,309
Equitable Resources, Inc.(e)	256,500	15,107,850
Evergreen Energy, Inc.(b)(e)	393,400	605,836
Longview Energy Co. (acquired 01/20/05, cost $1,281,000)(c)(d)	85,400	1,708,000
Ocean Power Technologies, Inc.(b)	63,900	780,858

		34,317,617

Metal & Mining — 24.9%
Arch Coal, Inc.(e)	1,324,400	57,611,400
CONSOL Energy, Inc.	1,128,000	78,046,320
Foundation Coal Holdings, Inc.(e)	72,000	3,623,760
James River Coal Co.(b)(e)	131,100	2,296,872
Kinross Gold Corp.	111,175	2,458,079
Massey Energy Co.	1,663,040	60,700,960
Patriot Coal Corp.(b)	88,673	4,164,971
Peabody Energy Corp.(e)	895,436	45,667,236
United States Steel Corp.	96,800	12,281,016

		266,850,614

Oil & Gas — 43.8%
American Oil & Gas, Inc.(b)(e)	224,088	732,768
Approach Resources, Inc.(b)(e)	93,700	1,469,216
Aventine Renewable Energy Holdings, Inc.(b)(e)	436,000	2,267,200
Baker Hughes, Inc.	46,200	3,164,700
BJ Services Co.	618,100	17,622,031
Bois d’Arc Energy, Inc.(b)(e)	165,300	3,552,297
Brigham Exploration Co.(b)	129,204	784,268
Callon Petroleum Co.(b)	92,200	1,667,898
CanArgo Energy Corp.(b)	5,184,600	1,812,018
Clayton Williams Energy, Inc.(b)	267,021	14,015,932
Complete Production Services, Inc.(b)	34,400	789,136
Delta Petroleum Corp.(b)(e)	1,762,497	39,726,682
Denbury Resources, Inc.(b)(e)	595,200	16,992,960
Diamond Offshore Drilling, Inc.(e)	94,223	10,967,557
ENSCO International, Inc.	94,100	5,892,542
EXCO Resources, Inc.(b)(e)	712,800	13,186,800
Gasco Energy, Inc.(b)(e)	927,600	2,263,344
Goodrich Petroleum Corp.(b)(e)	163,300	4,912,064
Grant Prideco, Inc.(b)	96,200	4,734,964
Halliburton Co.	390,726	15,367,254
Hercules Offshore, Inc.(b)(e)	68,900	1,730,768
Marathon Oil Corp.	6,447	293,983
Matador Resources Co. (acquired 01/20/05 through 04/19/06, cost $2,957,155)(c)(d)(f)	171,131	5,133,930
McMoRan Exploration Co.(b)(e)	110,900	1,917,461
Newfield Exploration Co.(b)(e)	959,310	50,699,534
Parallel Petroleum Corp.(b)	107,032	2,094,616
Particle Drilling Technologies, Inc.(e)	675,200	669,832
Penn Virginia Corp.	896,200	39,513,458
Petrohawk Energy Corp.(b)	306,600	6,184,122
Pioneer Natural Resources Co.(e)	209,200	10,275,904
Plains Exploration & Production Co.(b)	1,005,525	53,433,599
Range Resources Corp.	200,000	12,690,000
Schlumberger Ltd.	210,136	18,281,832
Southwestern Energy Co.(b)	1,248,600	42,065,334
Transocean, Inc.(b)	203,982	27,578,366
Treasure Island Royalty Trust(b)	366,922	128,423
TXCO Resources, Inc.(b)(e)	179,600	2,223,448
Verasun Energy Corp.(b)(e)	383,900	2,821,665
Warren Resources, Inc.(b)	222,282	2,638,487
Weatherford International Ltd.(b)	377,198	27,335,539

		469,631,932

Waste Management — 0.0%
Republic Resources, Inc.(b)	28,750	158

Total United States		770,800,321

TOTAL COMMON STOCKS
(Cost $614,584,312)		1,039,158,565

Warrants — 0.0%
Nevsun Resources Ltd. (issued/exercisable 12/18/03, 1 share for 1 warrant, expiring 12/18/08, strike price 10.00 CAD) (acquired 1/20/05, cost $2)(c)	250,000	29,227
Point North Energy Ltd. (issued/exercisable 7/24/03, 1 share for 1 warrant, expiring 7/23/08, strike price 5.00 CAD) (acquired 7/24/03, cost $74)(c)(d)(f)	147,124	14

TOTAL WARRANTS
(Cost $76)		29,241

Short Term Investments — 16.1%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(g)(h)(i)	140,075,000	140,075,000
Galileo Money Market Fund, 2.56%(i)	32,527,349	32,527,349

TOTAL SHORT TERM INVESTMENTS
(Cost $172,602,349)		172,602,349

TOTAL INVESTMENTS IN SECURITIES — 113.0%
(Cost $787,186,737*)		1,211,790,155
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.0)%		(139,873,060)

NET ASSETS — 100.0%		$1,071,917,095

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	MARCH 31, 2008

Global Resources Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$787,186,777

Gross unrealized appreciation	$480,431,544
Gross unrealized depreciation	(55,828,166)

Net unrealized appreciation	$424,603,378

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(b)	Non-income producing security.
(c)	Restricted security as to resale. As of report date the Portfolio held 2.4% of its net assets, with a current market value of $25,450,428 and an original cost of $25,362,957 in these securities.
(d)	Security is fair valued by the Board of Trustees.
(e)	Security, or a portion of security, is on loan.
(f)	Illiquid security.
(g)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$140,075,000	$567,197

(h)	Security purchased with the cash proceeds from securities loans.
(i)	Represents current yield as of report date.

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 265,500	04/02/08	$—

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $258,593)		$—

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	57

All-Cap Global Resources Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 90.2%
Australia — 1.9%
Metal & Mining — 1.9%
BHP Billiton Ltd. - ADR(a)	280,290	$18,457,097
Zinifex Ltd.	820,000	7,479,000

		25,936,097

Bermuda — 1.0%
Oil & Gas — 1.0%
Seadrill Ltd.	528,800	14,174,438

Brazil — 1.6%
Oil & Gas — 1.6%
Petroleo Brasileiro SA - ADR	215,300	21,984,283

Canada — 8.3%
Metal & Mining — 3.1%
Eldorado Gold Corp.(b)	1,378,500	9,508,286
NovaGold Resources, Inc.(a)(b)	710,100	5,474,871
Teck Cominco Ltd.	647,460	26,549,360

		41,532,517

Oil & Gas — 5.2%
Canadian Natural Resources Ltd.	202,860	13,847,224
Compton Petroleum Corp.(b)	774,280	8,621,969
Crescent Point Energy Trust	663,900	18,511,197
Galleon Energy, Inc. - Class A(b)	821,574	11,845,969
Heritage Oil Corp.(b)	57,900	2,909,525
Nexen, Inc.	358,114	10,627,066
Trican Well Service Ltd.	51,400	1,076,123
TriStar Oil & Gas Ltd.(b)	270,854	3,815,626

		71,254,699

Total Canada		112,787,216

China — 0.4%
Oil & Gas — 0.4%
Petrochina Co. Ltd. - ADR	39,300	4,924,683

France — 2.0%
Oil & Gas — 2.0%
Compagnie Gernerale de Geophysique (CGG Veritas) - ADR(b)	308,904	15,293,837
Total SA - ADR	153,160	11,335,372

		26,629,209

Netherlands — 2.1%
Oil & Gas — 2.1%
Core Laboratories NV(b)	238,140	28,410,102

Norway — 1.4%
Oil & Gas — 1.4%
Statoil ASA	439,952	13,183,830
Statoil ASA - ADR	185,480	5,540,287

		18,724,117

United Kingdom — 3.4%
Oil & Gas — 3.4%
BG Group Plc - ADR	177,080	20,536,269
Cairn Energy Plc	451,398	25,388,731

		45,925,000

United States — 68.1%
Energy & Utilities — 3.7%
Equitable Resources, Inc.	297,800	17,540,420
NRG Energy, Inc.(b)	361,400	14,090,986
Questar Corp.	318,520	18,015,491

		49,646,897

Food & Agriculture — 3.1%
Potash Corp. of Saskatchewan, Inc.	272,100	42,232,641

Metal & Mining — 15.3%
Agnico-Eagle Mines Ltd.	155,500	10,528,905
Arch Coal, Inc.	390,400	16,982,400
Cameco Corp.	90,000	2,964,600
CONSOL Energy, Inc.	636,100	44,011,759
Goldcorp, Inc.	807,602	31,294,578
Massey Energy Co.	740,729	27,036,608
Newmont Mining Corp.	272,900	12,362,370
Patriot Coal Corp.(b)	38,858	1,825,160
Peabody Energy Corp.	479,080	24,433,080
Silver Standard Resources, Inc.(a)(b)	800,990	24,294,027
Silver Wheaton Corp.(a)(b)	700,274	10,875,255

		206,608,742

Oil & Gas — 46.0%
Apache Corp.(a)	225,600	27,256,992
Bill Barrett Corp.(a)(b)	212,600	10,045,350
Cameron International Corp.(a)(b)	257,600	10,726,464
Chesapeake Energy Corp.(a)	412,730	19,047,489
ConocoPhillips	104,300	7,948,703
Denbury Resources, Inc.(a)(b)	287,700	8,213,835
Devon Energy Corp.	234,800	24,496,684
EnCana Corp.	327,500	24,808,125
ENSCO International, Inc.	185,678	11,627,156
EOG Resources, Inc.(a)	310,770	37,292,400
Exterran Holdings, Inc.(a)(b)	198,280	12,796,991
FMC Technologies, Inc.(a)(b)	409,200	23,279,388
Forest Oil Corp.(b)	342,900	16,788,384
Helix Energy Solutions Group, Inc.(b)	351,600	11,075,400
Helmerich & Payne, Inc.(a)	618,300	28,979,721
Hess Corp.(a)	368,440	32,489,039
Hugoton Royalty Trust	1	28
Marathon Oil Corp.	346,100	15,782,160
Murphy Oil Corp.	161,400	13,257,396
Newfield Exploration Co.(b)	334,900	17,699,465
Noble Corp.	194,300	9,650,881
Noble Energy, Inc.	15,610	1,136,408
Occidental Petroleum Corp.	314,950	23,044,892
Plains Exploration & Production Co.(b)	281,700	14,969,538
Pride International, Inc.(b)	209,600	7,325,520
Quicksilver Resources, Inc.(a)(b)	570,800	20,851,324
Range Resources Corp.(a)	438,500	27,822,825
Schlumberger Ltd.	376,000	32,712,000
Smith International, Inc.(a)	243,300	15,627,159
Southwestern Energy Co.(b)	416,040	14,016,388
Suncor Energy, Inc.	100,630	9,695,701
TXCO Resources, Inc.(a)(b)	279,500	3,460,210
Unit Corp.(b)	435,000	24,642,750
Warren Resources, Inc.(b)	385,625	4,577,369
Weatherford International Ltd.(b)	428,780	31,073,687
Whiting Petroleum Corp.(b)	25,100	1,622,715
See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	MARCH 31, 2008

All-Cap Global Resources Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Oil & Gas (Continued)
XTO Energy, Inc.	415,791	$25,720,831

		621,561,368

Total United States		920,049,648

TOTAL COMMON STOCKS
(Cost $860,039,252)		1,219,544,793

Short Term Investments — 26.7%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	245,015,300	245,015,300
Galileo Money Market Fund, 2.56%(e)	115,115,638	115,115,638

TOTAL SHORT TERM INVESTMENTS
(Cost $360,130,938)		360,130,938

TOTAL INVESTMENTS IN SECURITIES — 116.9%
(Cost $1,220,170,190*)		1,579,675,731
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.9)%		(228,327,109)

NET ASSETS — 100.0%		$1,351,348,622

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,222,658,486

Gross unrealized appreciation	$384,456,524
Gross unrealized depreciation	(27,439,279)

Net unrealized appreciation	$357,017,245

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$245,015,300	$429,673

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 329,500	04/02/08	$—

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $320,928)		$—

•	Forward foreign exchange contracts sold as of March 31, 2008 were as follows:

Foreign Currency Sold	Settlement Date	Unrealized Depreciation
NOK 682,000	04/01/08	$(156)

Total Net Unrealized Depreciation on Forward Foreign Exchange Contracts (USD Commitment - $133,770)		$(156)

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	59

Health Sciences Opportunities Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 83.9%
Germany — 0.7%
Medical Instruments & Supplies — 0.7%
Fresenius Medical Care AG & Co.	161,700	$8,130,824

Switzerland — 4.2%
Pharmaceuticals — 4.2%
Roche Holding AG	269,600	50,738,334

United States — 79.0%
Computer Software & Services — 0.1%
Medassets, Inc.(a)	123,900	1,836,198

Insurance — 1.0%
Aetna, Inc.	279,900	11,780,991

Manufacturing — 0.6%
Varian, Inc.(a)(b)	118,800	6,880,896

Medical & Medical Services — 10.2%
Amgen, Inc.(a)	299,600	12,517,288
Baxter International, Inc.	790,900	45,729,838
Bioform Medical, Inc.(a)	79,600	366,160
Covance, Inc.(a)	210,800	17,490,076
Integra LifeSciences Holdings Corp.(a)(b)	564,100	24,521,427
Medco Health Solutions, Inc.(a)	135,400	5,929,166
Millipore Corp.(a)	219,200	14,776,272

		121,330,227

Medical Instruments & Supplies — 32.9%
Alcon, Inc.	143,000	20,341,750
Alphatec Holdings, Inc.(a)	419,700	2,106,894
Becton, Dickinson & Co.	966,900	83,008,365
C.R. Bard, Inc.(b)	158,000	15,231,200
Cepheid, Inc.(a)(b)	457,900	11,168,181
Charles River Laboratories International, Inc.(a)	445,900	26,281,346
China Medical Technologies, Inc. - ADR(b)	309,100	12,700,919
Cyberonics, Inc.(a)(b)	676,100	9,803,450
Halozyme Therapeutics, Inc.(a)(b)	254,600	1,619,256
Johnson & Johnson	618,800	40,141,556
Medtronic, Inc.	1,025,100	49,584,087
SenoRx, Inc.(a)	264,900	1,708,605
St. Jude Medical, Inc.(a)(b)	543,300	23,465,127
Stryker Corp.(b)	771,600	50,192,580
Varian Medical Systems, Inc.(a)(b)	629,900	29,504,516
Waters Corp.(a)	62,293	3,469,720
Zimmer Holdings, Inc.(a)	158,500	12,340,810

		392,668,362

Pharmaceuticals — 31.5%
Abbott Laboratories	464,000	25,589,600
Alexion Pharmaceuticals, Inc.(a)	669,400	39,695,420
Applera Corp. - Celera Genomics Group(a)	659,100	9,688,770
Aryx Therapeutics, Inc.(a)	122,000	963,800
Auxilium Pharmaceuticals, Inc.(a)	582,500	15,576,050
BioMarin Pharmaceutical, Inc.(a)(b)	410,579	14,522,179
Bristol-Myers Squibb Co.	1,707,300	36,365,490
Celgene Corp.(a)	332,337	20,368,935
Gilead Sciences, Inc.(a)(b)	1,444,400	74,429,932
InterMune, Inc.(a)(b)	326,881	4,765,925
Kosan Biosciences, Inc.(a)	602,587	946,062
Merck & Co., Inc.	763,800	28,986,210
Nanosphere, Inc.(a)(b)	79,600	689,336
Novartis AG - ADR	142,700	7,310,521
Onyx Pharmaceuticals, Inc.(a)	273,200	7,930,996
Pfizer, Inc.	942,559	19,727,760
Poniard Pharmaceuticals, Inc.(a)(b)	401,100	1,343,685
Rigel Pharmaceuticals, Inc.(a)	196,400	3,664,824
Teva Pharmaceutical Industries Ltd. - ADR	622,300	28,744,037
United Therapeutics Corp.(a)	332,300	28,810,410
Wyeth	126,802	5,295,251

		375,415,193

Retail Merchandising — 2.7%
CVS Caremark Corp.(b)	787,500	31,901,625

Total United States		941,813,492

TOTAL COMMON STOCKS
(Cost $914,350,747)		1,000,682,650

Short Term Investments — 29.2%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	203,079,300	203,079,300
Galileo Money Market Fund, 2.56%(e)	145,829,161	145,829,161

TOTAL SHORT TERM INVESTMENTS
(Cost $348,908,461)		348,908,461

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTION WRITTEN — 113.1%
(Cost $1,263,259,208(a))		1,349,591,111

	Contracts
Put Option Written — 0.0%
Alexion Pharmaceuticals, Inc., Strike Price $55, Expires 4/19/08
(Premiums received $181,998)	(1,000)	(122,500)

TOTAL INVESTMENTS NET OF OUTSTANDING OPTION WRITTEN — 113.1%
(Cost $1,263,077,210*)		1,349,468,611
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.1)%		(156,708,147)

NET ASSETS — 100.0%		$1,192,760,464

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	MARCH 31, 2008

Health Sciences Opportunities Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,271,158,499

Gross unrealized appreciation	$108,890,130
Gross unrealized depreciation	(30,457,518)

Net unrealized appreciation	$78,432,612

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$203,079,300	$337,971

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased	Settlement Date	Unrealized Appreciation
EUR 2,137,000	04/23/08	$8,551

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $3,362,582)		$8,551

•	Forward foreign exchange contracts sold as of March 31, 2008 were as follows:

Foreign Currency Sold	Settlement Date	Unrealized Depreciation
EUR 9,760,500	04/23/08	$(1,074,534)
CHF 51,830,000	04/23/08	(4,825,774)

Total Net Unrealized Depreciation on Forward Foreign Exchange Contracts (USD Commitment - $61,693,919)		$(5,900,308)

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	61

U.S. Opportunities Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 91.3%
Aerospace — 2.1%
Alliant Techsystems, Inc.(a)(b)	44,600	$4,617,438
Curtiss-Wright Corp.	115,800	4,803,384
Orbital Sciences Corp.(a)	221,100	5,328,510

		14,749,332

Banks — 5.1%
Associated Banc-Corp	76,700	2,042,521
Commerce Bancshares, Inc.	82,900	3,484,287
Greenhill & Co., Inc.(b)	39,800	2,768,488
Hudson City Bancorp, Inc.	286,500	5,065,320
KBW Bank Corp.(b)	110,000	4,281,200
National Penn Bancshares, Inc.	212,900	3,872,651
New York Community Bancorp, Inc.(b)	234,000	4,263,480
Northern Trust Corp.	44,300	2,944,621
Old National Bancorp	190,600	3,430,800
UMB Financial Corp.	81,400	3,353,680

		35,507,048

Beverages & Bottling — 0.9%
Molson Coors Brewing Co. - Class B(b)	117,900	6,198,003

Broadcasting — 0.3%
Sinclair Broadcast Group, Inc. - Class A(b)	226,800	2,020,788

Business Services — 2.7%
The Dun & Bradstreet Corp.	63,600	5,175,768
FTI Consulting, Inc.(a)	144,000	10,229,760
Hewitt Associates, Inc. - Class A(a)	79,200	3,149,784

		18,555,312

Chemicals — 3.7%
Celanese Corp. - Series A	146,700	5,728,635
CF Industries Holdings, Inc.	42,400	4,393,488
Church & Dwight Co., Inc.	76,800	4,165,632
The Lubrizol Corp.	121,000	6,716,710
Terra Industries, Inc.(a)	73,000	2,593,690
UAP Holding Corp.	55,300	2,120,202

		25,718,357

Computer & Office Equipment — 0.7%
Western Digital Corp.(a)	169,000	4,569,760

Computer Software & Services — 7.7%
BMC Software, Inc.(a)	85,800	2,790,216
Citrix Systems, Inc.(a)	95,200	2,792,216
DST Systems, Inc.(a)(b)	102,000	6,705,480
Foundry Networks, Inc.(a)	169,200	1,959,336
Ingram Micro, Inc. - Class A(a)	155,300	2,458,399
McAfee, Inc.(a)	118,700	3,927,783
priceline.com, Inc.(a)(b)	63,100	7,626,266
Quest Software, Inc.(a)	290,100	3,791,607
Salesforce.Com, Inc.(a)(b)	114,200	6,608,754
Sapient Corp.(a)	369,500	2,571,720
Seagate Technology, Inc.	202,100	4,231,974
Sybase, Inc.(a)	99,400	2,614,220
VeriSign, Inc.(a)(b)	162,800	5,411,472

		53,489,443

Containers — 0.9%
Owens-Illinois, Inc.(a)	107,200	6,049,296

Electronics — 1.7%
Amphenol Corp.	106,000	3,948,500
Flextronics International Ltd.(a)	341,800	3,209,502
GrafTech International Ltd.(a)(b)	298,500	4,838,685

		11,996,687

Energy & Utilities — 4.9%
Airgas, Inc.	106,700	4,851,649
DPL, Inc.(b)	145,000	3,717,800
Edison International	102,000	5,000,040
MDU Resources Group, Inc.	6,300	154,665
Mirant Corp.(a)	153,300	5,578,587
PPL Corp.	80,600	3,701,152
Questar Corp.	118,800	6,719,328
Sempra Energy	71,000	3,782,880

		33,506,101

Entertainment & Leisure — 2.2%
Ameristar Casinos, Inc.	143,100	2,611,575
Gaylord Entertainment Co.(a)(b)	75,400	2,283,866
Morgans Hotel Group Co.(a)(b)	152,800	2,264,496
Penn National Gaming, Inc.(a)	53,400	2,335,182
WMS Industries, Inc.(a)	156,500	5,629,305

		15,124,424

Finance — 1.4%
Invesco Ltd.	237,500	5,785,500
Investment Technology Group, Inc.(a)(b)	91,400	4,220,852

		10,006,352

Food & Agriculture — 1.8%
CNH Global N.V.	61,000	3,173,830
Flowers Foods, Inc.	135,500	3,353,625
The Mosaic Co.(a)	57,500	5,899,500

		12,426,955

Insurance — 2.9%
Assurant, Inc.	97,100	5,909,506
AXIS Capital Holdings Ltd.	162,700	5,528,546
Reinsurance Group of America, Inc.	96,000	5,226,240
Solera Holdings, Inc.(a)	127,300	3,101,028

		19,765,320

Machinery & Heavy Equipment — 2.6%
AGCO Corp.(a)	87,000	5,209,560
Columbus Mckinnon Corp.(a)	182,900	5,666,242
Flowserve Corp.	48,000	5,010,240
Wabtec Corp.	52,800	1,988,448

		17,874,490

Manufacturing — 4.1%
Energizer Holdings, Inc.(a)	55,600	5,030,688
Greif, Inc.	90,000	6,113,700
Guess?, Inc.(b)	124,200	5,026,374
VF Corp.	61,200	4,743,612
Watson Wyatt Worldwide, Inc.	130,900	7,428,575

		28,342,949

Medical & Medical Services — 2.3%
Covance, Inc.(a)	79,800	6,621,006
Integra LifeSciences Holdings Corp.(a)(b)	84,300	3,664,521
Millipore Corp.(a)	79,400	5,352,354

		15,637,881

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	MARCH 31, 2008

U.S. Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Medical Instruments & Supplies — 4.2%
Becton, Dickinson & Co.	89,000	$7,640,650
C.R. Bard, Inc.	43,500	4,193,400
Charles River Laboratories International, Inc.(a)	86,900	5,121,886
St. Jude Medical, Inc.(a)	110,300	4,763,857
Varian Medical Systems, Inc.(a)	131,400	6,154,776
Waters Corp.(a)	17,696	985,667

		28,860,236

Metal & Mining — 5.2%
Arch Coal, Inc.	118,900	5,172,150
CONSOL Energy, Inc.	142,900	9,887,251
Kinross Gold Corp.	314,500	6,953,595
Pan American Silver Corp.(a)	57,800	2,217,786
Schnitzer Steel Industries, Inc. - Class A	91,000	6,462,820
Silver Wheaton Corp.(a)(b)	131,200	2,037,536
Yamana Gold, Inc.	224,300	3,279,266

		36,010,404

Motor Vehicles — 0.4%
TRW Automotive Holdings Corp.(a)	121,100	2,830,107

Oil & Gas — 12.9%
AGL Resources, Inc.	159,200	5,463,744
Atwood Oceanics, Inc.(a)	97,800	8,970,216
Bill Barrett Corp.(a)	70,800	3,345,300
Chesapeake Energy Corp.	169,400	7,817,810
CVR Energy, Inc.(a)(b)	191,200	4,403,336
Diamond Offshore Drilling, Inc.(b)	59,500	6,925,800
Forest Oil Corp.(a)	59,200	2,898,432
ION Geophysical Corp.(a)	349,200	4,818,960
Layne Christensen Co.(a)	109,900	3,848,698
Newfield Exploration Co.(a)	146,400	7,737,240
Noble Energy, Inc.	92,400	6,726,720
Petrohawk Energy Corp.(a)(b)	411,800	8,306,006
Petroleum Development Corp.(a)	48,000	3,324,960
South Jersey Industries, Inc.	148,500	5,213,835
Suburban Propane Partners LP	79,300	3,079,219
Willbros Group, Inc.(a)(b)	200,800	6,144,480

		89,024,756

Pharmaceuticals — 3.5%
Alexion Pharmaceuticals, Inc.(a)	66,600	3,949,380
Celgene Corp.(a)	31,545	1,933,393
Herbalife Ltd.	132,200	6,279,500
United Therapeutics Corp.(a)	136,100	11,799,870

		23,962,143

Real Estate — 2.1%
Avalonbay Communities, Inc. (REIT)	27,700	2,673,604
Boston Properties, Inc. (REIT)(b)	41,800	3,848,526
The Macerich Co. (REIT)(b)	55,800	3,921,066
Taubman Centers, Inc. (REIT)	79,000	4,115,900

		14,559,096

Restaurants — 1.1%
Darling International, Inc.(a)	289,800	3,752,910
Jack-in-the-Box, Inc.(a)	142,700	3,834,349

		7,587,259

Retail Merchandising — 2.8%
Abercrombie & Fitch Co. - Class A	89,700	6,560,658
Asbury Automative Group, Inc.	154,000	2,119,040
Brown Shoe Co., Inc.	68,800	1,036,816
Jarden Corp.(a)	159,900	3,476,226
Nordstrom, Inc.	99,500	3,243,700
Saks, Inc.(a)	225,400	2,810,738

		19,247,178

Security Brokers & Dealers — 0.7%
Waddell & Reed Financial, Inc.	158,000	5,076,540

Semiconductors & Related Devices — 2.4%
Cavium Networks, Inc.(a)(b)	29,400	482,160
Hittite Microwave Corp.(a)	113,500	4,247,170
MEMC Electronic Materials, Inc.(a)	65,200	4,622,680
Microsemi Corp.(a)	206,200	4,701,360
NVIDIA Corp.(a)	129,650	2,565,774

		16,619,144

Telecommunications — 4.0%
American Tower Corp. - Class A(a)	93,700	3,673,977
Atheros Communications, Inc.(a)(b)	142,000	2,959,280
Ciena Corp.(a)	72,600	2,238,258
Cincinnati Bell, Inc.(a)	655,300	2,791,578
Harris Corp.	116,300	5,644,039
JDS Uniphase Corp.(a)(b)	174,400	2,335,216
SBA Communications Corp.(a)(b)	138,000	4,116,540
Syniverse Holdings, Inc.(a)	224,100	3,733,506

		27,492,394

Tires & Rubber — 1.0%
The Goodyear Tire & Rubber Co.(a)	271,600	7,007,280

Tobacco — 1.5%
Loews Corp.-Carolina Group	47,600	3,453,380
UST, Inc.(b)	125,700	6,853,164

		10,306,544

Waste Management — 1.5%
Metalico, Inc.(a)(b)	428,368	4,202,290
Republic Services, Inc.	206,700	6,043,908
		10,246,198
TOTAL COMMON STOCKS
(Cost $599,741,767)		630,367,777

Exchange-Traded Funds — 3.7%
iShares Dow Jones U.S. Real Estate Index Fund(b)	228,600	14,881,860
KBW Regional Banking ETF	123,200	4,326,784
SPDR S&P Homebuilders ETF(b)	54,000	1,176,120
SPDR S&P Retail ETF(b)	53,300	1,702,935
Vanguard Consumer Discretionary ETF	64,400	3,158,820

TOTAL EXCHANGE-TRADED FUNDS
(Cost $24,543,322)		25,246,519

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	63

U.S. Opportunities Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Shares	Value
Short Term Investments — 20.3%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	101,483,650	$101,483,650
Galileo Money Market Fund, 2.56%(e)	38,596,882	38,596,882

TOTAL SHORT TERM INVESTMENTS
(Cost $140,080,532)		140,080,532

TOTAL INVESTMENTS IN SECURITIES — 115.3%
(Cost $764,365,621*)		795,694,828
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.3)%		(105,500,004)

NET ASSETS — 100.0%		$690,194,824

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$767,009,965

Gross unrealized appreciation	$52,775,740
Gross unrealized depreciation	(24,090,877)

Net unrealized appreciation	$28,684,863

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$101,483,650	$183,497

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	MARCH 31, 2008

Global Opportunities Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 90.3%
Australia — 0.8%
Oil & Gas — 0.8%
Oil Search Ltd.	200,000	$882,828

Belgium — 0.7%
Telecommunications — 0.7%
Belgacom SA	16,500	730,688

Bermuda — 0.5%
Oil & Gas — 0.5%
Seadrill Ltd.	20,800	557,542

Brazil — 2.5%
Banks — 0.8%
Banco Industrial e Comercial SA	52,000	245,968
Unibanco SA - ADR	5,700	664,848

		910,816

Energy & Utilities — 0.4%
Companhia Energetica de Minas Gerais- CEMIG - ADR	22,200	400,488

Manufacturing — 0.5%
Aracruz Celulose SA	8,000	546,080

Real Estate — 0.3%
PDG Realty SA Empreendimentos e Participacoes	30,400	356,893

Telecommunications — 0.5%
Bovespa Holding SA	13,900	188,138
GVT Holding SA(a)	19,300	362,748

		550,886

Total Brazil		2,765,163

Canada — 2.1%
Metal & Mining — 1.4%
Barrick Gold Corp.	10,000	434,500
Kinross Gold Corp.	36,400	812,081
Silver Wheaton Corp.(a)	18,000	279,540

		1,526,121

Oil & Gas — 0.7%
Encana Corp.	9,800	746,612

Total Canada		2,272,733

Chile — 0.2%
Banks — 0.2%
Banco Santander Chile SA - ADR	3,700	193,362

China — 0.5%
Computer Software & Services — 0.5%
Sina Corp.(a)	13,900	489,975

Finland — 0.4%
Manufacturing — 0.4%
Wartsila Oyj - Series B	6,100	411,700

France — 3.0%
Banks — 0.2%
BNP Paribas SA	2,400	242,080

Beverages & Bottling — 0.6%
LVMH Moet Hennessy Louis Vuitton SA	6,200	690,074

Entertainment & Leisure — 0.3%
Vivendi Universal SA	8,100	316,501

Insurance — 0.3%
AXA	10,000	362,956

Manufacturing — 0.3%
Compagnie Generale des Etablissements Michelin - Class B	3,600	375,795

Oil & Gas — 0.8%
Total SA	11,000	816,912

Telecommunications — 0.5%
France Telecom SA	15,700	527,952

Total France		3,332,270

Germany — 2.8%
Manufacturing — 0.7%
Adidas-Salomon AG	10,800	717,999

Medical Instruments & Supplies — 0.5%
Fresenius Medical Care AG & Co.	10,500	527,976

Oil & Gas — 0.5%
Linde AG	4,200	593,388

Security Brokers & Dealers — 0.4%
Deutsche Boerse AG	3,000	483,241

Soaps & Cosmetics — 0.7%
Henkel KGaA	17,000	785,842

Total Germany		3,108,446

Greece — 0.4%
Banks — 0.4%
National Bank of Greece SA	8,500	448,477

Hong Kong — 3.1%
Energy & Utilities — 0.3%
Guangdong Investment Ltd.	706,000	351,065

Entertainment & Leisure — 0.6%
The Hongkong & Shanghai Hotels Ltd.	364,500	598,551

Real Estate — 1.3%
Kerry Properties Ltd.	80,900	487,521
New World Development Co. Ltd.	130,900	317,215
Sun Hung Kai Properties Ltd.	41,000	639,551

		1,444,287

Retail Merchandising — 0.5%
Esprit Holdings Ltd.	45,300	543,648

Telecommunications — 0.4%
China Mobile Ltd.	29,700	441,914

Total Hong Kong		3,379,465

Indonesia — 0.8%
Banks — 0.4%
PT Bank Mandiri	1,327,000	454,106

Motor Vehicles — 0.4%
PT Astra International Tbk	170,100	448,118

Total Indonesia		902,224

Italy — 0.5%
Telecommunications — 0.5%
Enel SpA	54,000	572,899

Japan — 5.0%
Computer Software & Services — 0.8%
Nintendo Co. Ltd.	1,700	876,605

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	65

Global Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Japan (Continued)
Electronics — 1.1%
Fanuc Ltd.	6,000	$570,626
NGK Insulators Ltd.	27,300	483,118
Star Micronics Co. Ltd.	14,400	198,347

		1,252,091

Energy & Utilities — 1.2%
Air Water, Inc.	40,100	383,380
Kurita Water Industries Ltd.	24,800	913,082

		1,296,462

Machinery & Heavy Equipment — 0.5%
Daikin Industries Ltd.	12,000	516,453

Manufacturing — 0.7%
Daihatsu Motor Co., Ltd.	27,000	324,227
Mitsubishi Electric Corp.	53,000	458,327

		782,554

Metal & Mining — 0.4%
Sumitomo Metal Mining Co. Ltd.	22,000	409,410

Retail Merchandising — 0.3%
Itochu Corp.	40,300	397,825

Total Japan		5,531,400

Malaysia — 1.0%
Banks — 0.4%
Alliance Financial Group, Inc.	444,700	372,611

Telecommunications — 0.6%
Telekom Malaysia Bhd	210,000	695,951

Total Malaysia		1,068,562

Netherlands — 1.4%
Beverages & Bottling — 0.6%
Heineken Holding NV	13,800	693,911

Food & Agriculture — 0.8%
Unilever NV	25,200	846,219

Total Netherlands		1,540,130

Norway — 0.9%
Banks — 0.4%
DNB NOR ASA	29,300	444,763

Chemicals — 0.5%
Yara International ASA	10,000	578,319

Total Norway		1,023,082

Russia — 0.7%
Oil & Gas — 0.7%
Gazprom, Inc.-ADR	15,000	765,000

Singapore — 0.8%
Air Transportation — 0.3%
Singapore Airlines Ltd.	30,000	340,005

Banks — 0.5%
United Overseas Bank Ltd.	39,400	547,870

Total Singapore		887,875

South Korea — 0.6%
Electronics — 0.4%
Samsung Electronics Co. Ltd.	600	377,442

Security Brokers & Dealers — 0.2%
Korea Investment Holdings Co. Ltd.(a)	5,500	258,242

Total South Korea		635,684

Spain — 0.4%
Banks — 0.4%
Banco Bilbao Vizcaya Argentaria SA	10,500	231,248
Banco Santander Spain SA - ADR	11,800	235,102

		466,350

Switzerland — 2.6%
Banks — 0.5%
Julius Baer Holding Ltd.	7,300	538,073

Chemicals — 0.6%
Syngenta AG	2,300	673,950

Food & Agriculture — 1.0%
Nestle SA	2,300	1,149,305

Pharmaceuticals — 0.5%
Roche Holding AG	2,900	545,776

Total Switzerland		2,907,104

Taiwan — 2.3%
Chemicals — 1.3%
Taiwan Fertilizer Co. Ltd.	334,500	1,458,920

Computer & Office Equipment — 0.4%
Asustek Computer, Inc.	163,000	477,526

Telecommunications — 0.6%
Taiwan Mobile Co. Ltd.	330,619	636,654

Total Taiwan		2,573,100

Thailand — 0.4%
Banks — 0.4%
Bangkok Bank Public Co. Ltd.	103,300	456,049

United Kingdom — 3.1%
Banks — 0.4%
Barclays Plc	12,900	115,977
HSBC Finance Corp.	13,700	225,673
Royal Bank of Scotland Group Plc	17,200	115,123

		456,773

Beverages & Bottling — 0.4%
Diageo Plc	21,900	441,590

Energy & Utilities — 0.5%
International Power Plc	69,300	547,391

Finance — 0.4%
ICAP Plc	41,000	462,996

Oil & Gas — 0.5%
BP Plc	55,000	558,874

Telecommunications — 0.5%
Vodafone Group Plc	175,000	524,094

Transportation — 0.4%
Arriva Plc	28,500	388,017

Total United Kingdom		3,379,735

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	MARCH 31, 2008

Global Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
United States — 52.8%
Aerospace — 1.0%
Alliant Techsystems, Inc.(a)	4,900	$507,297
Goodrich Corp.	10,600	609,606

		1,116,903

Banks — 5.7%
Bank of America Corp.	14,000	530,740
BB&T Corp.	14,900	477,694
Citigroup, Inc.	31,400	672,588
Hudson City Bancorp, Inc.	33,500	592,280
JPMorgan Chase & Co.	12,000	515,400
KBW Bank Corp.	61,000	2,374,120
Old National Bancorp	25,800	464,400
U.S. Bancorp	8,000	258,880
Wells Fargo & Co.	12,000	349,200

		6,235,302

Beverages & Bottling — 1.5%
Molson Coors Brewing Co. - Class B	14,600	767,522
PepsiCo, Inc.	12,500	902,500

		1,670,022

Broadcasting — 0.5%
Liberty Global, Inc.(a)	15,200	518,016

Business Services — 0.6%
FTI Consulting, Inc.(a)	9,000	639,360

Chemicals — 1.1%
The Lubrizol Corp.	11,800	655,018
UAP Holding Corp.	15,000	575,100

		1,230,118

Computer & Office Equipment — 1.2%
Cisco Systems, Inc.(a)	22,100	532,389
Hewlett-Packard Co.	16,200	739,692

		1,272,081

Computer Software & Services — 2.0%
DST Systems, Inc.(a)	8,500	558,790
EMC Corp.(a)	26,100	374,274
Microsoft Corp.	23,400	664,092
Oracle Corp.(a)	30,100	588,756

		2,185,912

Electronics — 1.0%
Flextronics International Ltd.(a)	49,500	464,805
Intel Corp.	28,400	601,512

		1,066,317

Energy & Utilities — 1.6%
American Electric Power Co., Inc.	13,000	541,190
FPL Group, Inc.	6,100	382,714
PPL Corp.	10,000	459,200
Public Service Enterprise Group, Inc.	10,000	401,900

		1,785,004

Finance — 0.5%
State Street Corp.	6,500	513,500

Food & Agriculture — 2.8%
Archer-Daniels-Midland Co.	12,000	493,920
Bunge Ltd.	6,000	521,280
CNH Global N.V.	8,000	416,240
H.J. Heinz Co.	15,300	718,641
Kellogg Co.	17,500	919,800

		3,069,881

Insurance — 1.7%
ACE Ltd.	8,000	440,480
AON Corp.	11,000	442,200
Reinsurance Group of America, Inc.	11,800	642,392
Travelers Companies, Inc.	8,300	397,155

		1,922,227

Machinery & Heavy Equipment — 1.8%
AGCO Corp.(a)	11,400	682,632
Caterpillar, Inc.	10,000	782,900
Flowserve Corp.	4,900	511,462

		1,976,994

Manufacturing — 2.6%
Corning, Inc.	30,000	721,200
General Electric Co.	19,000	703,190
NIKE, Inc., Class B	12,800	870,400
Reynolds American, Inc.	10,300	608,009

		2,902,799

Medical & Medical Services — 0.7%
Baxter International, Inc.	12,700	734,314

Medical Instruments & Supplies — 5.7%
Alcon, Inc.	3,800	540,550
Becton, Dickinson & Co.	11,700	1,004,445
C.R. Bard, Inc.	5,800	559,120
Johnson & Johnson	10,500	681,135
Medtronic, Inc.	22,000	1,064,140
St. Jude Medical, Inc.(a)	11,300	488,047
Stryker Corp.	8,700	565,935
Varian Medical Systems, Inc.(a)	11,100	519,924
Zimmer Holdings, Inc.(a)	11,000	856,460

		6,279,756

Metal & Mining — 2.3%
Arch Coal, Inc.	12,900	561,150
Pan American Silver Corp.(a)	13,400	514,158
Peabody Energy Corp.	12,000	612,000
Schnitzer Steel Industries, Inc. - Class A	12,400	880,648

		2,567,956

Oil & Gas — 8.9%
Anadarko Petroleum Corp.	13,000	819,390
Chesapeake Energy Corp.	20,500	946,075
Chevron Corp.	6,000	512,160
Diamond Offshore Drilling, Inc.	5,700	663,480
Exxon Mobil Corp.	11,600	981,128
Forest Oil Corp.(a)	13,900	680,544
Murphy Oil Corp.	6,000	492,840
Newfield Exploration Co.(a)	13,000	687,050
Occidental Petroleum Corp.	9,000	658,530
Petrohawk Energy Corp.(a)	48,400	976,228
Petroleum Development Corp.(a)	7,100	491,817
Transocean, Inc.(a)	2,868	387,754
Ultra Petroleum Corp.(a)	12,300	953,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	67

Global Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Oil & Gas (Continued)
XTO Energy, Inc.	9,750	$603,135

		9,853,381

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	36,800	783,840
Gilead Sciences, Inc.(a)	31,600	1,628,348
Merck & Co., Inc.	19,600	743,820
Teva Pharmaceutical Industries Ltd. - ADR	16,800	775,992

		3,932,000

Railroad & Shipping — 0.5%
Union Pacific Corp.	4,400	551,672

Restaurants — 1.1%
Darling International, Inc.(a)	41,100	532,245
Yum! Brands, Inc.	18,600	692,106

		1,224,351

Retail Merchandising — 0.6%
CVS Caremark Corp.	17,400	704,874

Soaps & Cosmetics — 2.2%
Colgate-Palmolive Co.	18,300	1,425,753
The Procter & Gamble Co.	14,000	980,980

		2,406,733

Telecommunications — 0.7%
QUALCOMM, Inc.	12,600	516,600
Vodafone Group Plc - ADR	9,000	265,590

		782,190

Tobacco — 0.9%
Altria Group, Inc.	5,700	126,540
Philip Morris International, Inc.(a)	5,700	288,306
UST, Inc.	11,600	632,432

		1,047,278

Total United States		58,188,941

TOTAL COMMON STOCKS
(Cost $94,675,499)		99,470,784

Exchange-Traded Funds — 2.0%
iShares Dow Jones U.S. Consumer Services Sector Index Fund	16,000	920,640
iShares Dow Jones U.S. Real Estate Index Fund	19,100	1,243,410

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,143,781)		2,164,050

Short Term Investments — 3.4%
Galileo Money Market Fund, 2.56%(b)
(Cost $3,720,827)(b)	3,720,827	3,720,827

TOTAL INVESTMENTS IN SECURITIES — 95.6%
(Cost $100,540,107*)		105,355,661
OTHER ASSETS IN EXCESS OF LIABILITIES — 4.4%		4,843,624

NET ASSETS — 100.0%		$110,199,285

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$101,174,590

Gross unrealized appreciation	$8,650,727
Gross unrealized depreciation	(4,469,656)

Net unrealized appreciation	$4,181,071

(a)	Non-income producing security.
(b)	Represents current yield as of report date.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	MARCH 31, 2008

Global Opportunities Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased		Settlement Date	Unrealized Appreciation (Depreciation)
SGD	213,000	04/01/08	$198
AUD	3,498,000	04/23/08	143,529
CAD	5,706,000	04/23/08	(1,946)
DKK	4,926,000	04/23/08	72,044
NOK	2,994,000	04/23/08	26,191
JPY	559,332,000	04/23/08	283,891
SEK	7,942,000	04/23/08	88,248
HKD	5,292,000	04/23/08	1,071
EUR	4,518,000	04/23/08	426,881
CHF	1,026,000	04/23/08	91,129
GBP	3,265,000	04/23/08	14,309
ZAR	2,463,000	04/23/08	(39,578)
PLN	1,000,000	04/23/08	46,557

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $32,388,010)			$1,152,524

•	Forward foreign exchange contracts sold as of March 31, 2008 were as follows:

Foreign Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,136,000	04/01/08	$9,932
NOK	886,000	04/01/08	(292)
JPY	46,088,000	04/01/08	1,116
AUD	909,000	04/23/08	16,645
CAD	4,009,000	04/23/08	76,111
DKK	2,500,000	04/23/08	(1,035)
NOK	8,487,000	04/23/08	(85,991)
JPY	73,266,000	04/23/08	(15,945)
HKD	5,521,000	04/23/08	(950)
EUR	700,000	04/23/08	—
CHF	2,295,000	04/23/08	(69,952)
GBP	654,000	04/23/08	4,239

Total Net Unrealized Depreciation on Forward Foreign Exchange Contracts (USD Commitment - $14,758,906)			$(66,122)

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	69

International Opportunities Portfolio
Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 89.0%
Australia — 2.4%
Finance — 0.6%
Macquarie Airports Management Ltd.	2,863,600	$8,453,061

Metal & Mining — 0.7%
Lihir Gold Ltd.	2,993,300	9,820,732

Oil & Gas — 1.1%
Oil Search Ltd.	3,461,900	15,281,318

Total Australia		33,555,111

Belgium — 1.5%
Banks — 0.7%
Dexia SA	170,500	4,858,662
KBC Groep NV	37,700	4,888,899

		9,747,561

Metal & Mining — 0.8%
Umicore	222,580	11,582,130

Total Belgium		21,329,691

Bermuda — 0.6%
Oil & Gas — 0.6%
Seadrill Ltd.	330,200	8,850,982

Brazil — 3.2%
Banks — 1.4%
Banco Industrial e Comercial SA	793,000	3,751,012
Unibanco SA - ADR	135,900	15,851,376

		19,602,388

Energy & Utilities — 0.6%
Companhia Energetica de Minas Gerais- CEMIG - ADR	443,200	7,995,328

Paper & Forest Products — 0.5%
Votorantim Celulose ADR	226,500	6,457,515

Real Estate — 0.4%
Mrv Engenharia(a)	326,900	5,812,549

Telecommunications — 0.3%
GVT Holding SA(a)	267,800	5,033,364

Total Brazil		44,901,144

Canada — 5.0%
Banks — 0.2%
Royal Bank of Canada	56,800	2,653,378

Metal & Mining — 2.8%
Kinross Gold Corp.	1,040,100	23,204,530
Silver Wheaton Corp.(a)(b)	227,900	3,539,287
Yamana Gold, Inc.	846,400	12,418,320

		39,162,137

Oil & Gas — 2.0%
Canadian Natural Resources Ltd.	115,000	7,872,814
Encana Corp.	147,000	11,199,182
Suncor Energy, Inc.	86,000	8,312,202

		27,384,198

Total Canada		69,199,713

Chile — 0.3%
Banks — 0.3%
Banco Santander Chile SA - ADR	79,100	4,133,766

Czech Republic — 0.3%
Banks — 0.3%
Komercni Banka A.S.	15,000	3,584,790

Denmark — 1.0%
Insurance — 0.5%
Trygvesta AS	86,400	7,591,142

Retail Merchandising — 0.5%
FLSmidth & Co. A/S	69,800	6,908,477

Total Denmark		14,499,619

Finland — 0.4%
Telecommunications — 0.4%
Elisa Oyj	204,800	5,115,069

France — 4.3%
Banks — 0.7%
BNP Paribas SA	55,900	5,638,451
Societe Generale	47,500	4,650,937

		10,289,388

Entertainment & Leisure — 0.6%
Ubisoft Entertainment	97,500	8,399,891

Food & Agriculture — 1.1%
Casino Guichard-Perrachon SA	123,800	14,842,475

Insurance — 0.6%
AXA	214,400	7,781,778

Manufacturing — 0.7%
Compagnie Generale des Etablissements Michelin - Class B	95,600	9,979,432

Oil & Gas — 0.6%
Total SA	121,000	8,986,028

Total France		60,278,992

Germany — 6.6%
Chemicals — 0.5%
SGL Carbon AG	120,600	7,615,920

Computer Software & Services — 1.1%
United Internet AG	704,700	15,164,050

Durable Goods — 0.7%
Gerry Weber International AG	289,200	10,341,454

Insurance — 1.0%
Hannover Rueckversicherung AG	276,200	14,398,453

Manufacturing — 1.2%
Adidas-Salomon AG	131,400	8,735,659
K+S AG	24,000	7,855,007

		16,590,666

Medical & Medical Services — 0.3%
Rhoen Klinikum AG	149,800	4,439,062

Medical Instruments & Supplies — 0.7%
Fresenius Medical Care AG & Co.	179,300	9,015,811

Miscellaneous Services — 0.6%
GEA Group AG	247,500	8,322,808

Security Brokers & Dealers — 0.2%
Deutsche Boerse AG	17,600	2,835,017

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	MARCH 31, 2008

International Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Germany (Continued)
Waste Management — 0.3%
Zhongde Waste Technology AG	85,694	$3,458,011

Total Germany		92,181,252

Greece — 0.4%
Banks — 0.4%
National Bank of Greece SA	98,000	5,170,679

Hong Kong — 3.0%
Chemicals — 0.5%
Huabao International Holdings Ltd.	9,079,200	7,466,207

Construction — 0.4%
Shenzhen Expressway Co. Ltd.	6,745,300	5,156,924

Finance — 0.4%
Rexcapital Financial Holdings Ltd.(a)	49,810,300	5,568,150

Metal & Mining — 0.4%
Yanzhou Coal Mining Co. Ltd.	4,261,700	6,034,440

Real Estate — 1.3%
New World Development Co. Ltd.	2,810,000	6,809,583
Wheelock & Co. Ltd.	4,002,900	11,212,533

		18,022,116

Total Hong Kong		42,247,837

India — 2.0%
Beverages & Bottling — 0.4%
United Spirits Ltd.	137,900	5,162,313

Construction — 0.2%
Ambuja Cements Ltd.	1,064,500	3,211,808

Metal & Mining — 0.6%
JSW Steel Ltd.	407,300	8,317,570

Telecommunications — 0.8%
Bharti Tele-Ventures Ltd.	568,557	11,709,128

Total India		28,400,819

Indonesia — 1.9%
Banks — 0.6%
PT Bank Mandiri	22,481,700	7,693,358

Metal & Mining — 0.9%
PT Bumi Resources Tbk	19,672,700	13,250,488

Motor Vehicles — 0.4%
PT Astra International Tbk	2,309,300	6,083,707

Total Indonesia		27,027,553

Italy — 2.2%
Banks — 0.4%
Intesa Sanpaolo SpA	749,100	4,931,635

Construction — 0.3%
Astaldi SpA	635,300	4,894,561

Energy & Utilities — 1.5%
AEM SpA	3,465,000	12,732,334
Terna Rete Elettrica Nazionale SpA	2,040,900	8,707,681

		21,440,015

Total Italy		31,266,211

Japan — 12.7%
Banks — 2.0%
Bank of Kyoto Ltd.	827,100	10,056,633
The Chiba Bank Ltd.	1,578,000	10,717,356
The Iyo Bank Ltd.	712,700	7,607,472

		28,381,461

Chemicals — 1.6%
Dainippon Ink and Chemicals, Inc.	1,091,700	3,395,135
Nihon Nohyaku Co. Ltd.	1,541,400	14,210,941
Nippon Carbon Co. Ltd.	996,300	4,727,627

		22,333,703

Durable Goods — 0.5%
ASICS Corp.	632,000	7,265,971

Electronics — 1.8%
Hosiden Corp.	656,500	13,066,774
NGK Insulators Ltd.	332,700	5,887,668
Star Micronics Co. Ltd.	417,900	5,756,187

		24,710,629

Energy & Utilities — 2.1%
Air Water, Inc.	919,200	8,788,098
Kurita Water Industries Ltd.	569,000	20,949,338

		29,737,436

Finance — 0.3%
Shinko Securities Co. Ltd.(a)	1,157,400	3,367,235

Machinery & Heavy Equipment — 0.4%
Miura Co. Ltd.	217,700	4,924,895

Manufacturing — 1.2%
Taiyo Nippon Sanso Corp.	996,700	7,979,199
Uni-Charm Corp.	126,200	9,229,515

		17,208,714

Medical Instruments & Supplies — 0.4%
Nihon Kohden Corp.	222,100	5,080,136

Metal & Mining — 0.4%
Yamato Kogyo Co. Ltd.	120,900	4,875,782

Pharmaceuticals — 0.2%
Towa Pharmaceuticals Co., Ltd.	77,200	3,276,043

Photographic Equipment — 0.3%
Tamron Co. Ltd.	194,000	4,758,527

Retail Merchandising — 0.6%
Tsuruha Holdings, Inc.	187,200	8,094,222

Transportation — 0.9%
Hino Motors Ltd.	1,097,800	7,246,713
Kintetsu World Express, Inc.	216,100	5,029,615

		12,276,328

Total Japan		176,291,082

Kazakhstan — 0.6%
Oil & Gas — 0.6%
Kamunaigaz Exploration Production, Inc.	328,400	8,226,420

Luxembourg — 0.9%
Electronics — 0.5%
Arcelormittal	81,000	6,634,376

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	71

International Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Luxembourg (Continued)
Telecommunications — 0.4%
SES SA	282,300	$5,958,780

Total Luxembourg		12,593,156

Malaysia — 0.7%
Entertainment & Leisure — 0.7%
Tanjong Plc	1,881,200	9,880,932

Mexico — 1.4%
Beverages & Bottling — 0.6%
Fomento Economico Mexicano, S.A.B. de C.V.	200,000	8,356,000

Telecommunications — 0.8%
America Movil SA - ADR	170,900	10,884,621

Total Mexico		19,240,621

Morocco — 1.4%
Construction — 0.8%
IJM Corp. Bhd	5,579,800	10,641,482

Food & Agriculture — 0.6%
Kuala Lumpur Kepong Bhd	1,814,850	9,191,987

Total Morocco		19,833,469

Netherlands — 2.5%
Beverages & Bottling — 0.7%
Heineken NV	183,000	10,629,087

Construction — 0.7%
Koninklijke Boskalis Westminster NV	167,300	9,635,313

Food & Agriculture — 0.8%
Nutreco Holding NV	150,100	11,540,503

Medical & Medical Services — 0.3%
Qiagen NV	178,500	3,691,685

Total Netherlands		35,496,588

Norway — 4.4%
Banks — 0.5%
DNB NOR ASA	360,100	5,466,186
Sparebanken Rogaland	193,600	2,005,434

		7,471,620

Chemicals — 1.3%
Yara International ASA	310,100	17,933,655

Oil & Gas — 1.8%
Fred Olsen Energy ASA	208,500	11,832,749
Prosafe ASA	806,000	12,662,131

		24,494,880

Transportation — 0.8%
Songa Offshore ASA	854,600	11,411,784

Total Norway		61,311,939

Philippines — 0.6%
Telecommunications — 0.6%
Philippine Long Distance Telephone Co. - ADR(b)	115,500	7,676,130

Singapore — 0.7%
Real Estate — 0.5%
CapitaCommercial Trust Management Ltd.	4,530,000	7,306,186

Retail Merchandising — 0.2%
Hongguo International Holdings Ltd.	7,903,357	2,957,048

Total Singapore		10,263,234

South Africa — 0.5%
Oil & Gas — 0.5%
Sasol Ltd. - ADR	139,000	6,726,210

South Korea — 1.0%
Banks — 0.4%
Pusan Bank	480,200	6,012,500

Security Brokers & Dealers — 0.6%
Korea Investment Holdings Co. Ltd.(a)	163,900	7,695,613

Total South Korea		13,708,113

Spain — 1.4%
Banks — 1.4%
Banco Bilbao Vizcaya Argentaria SA	254,500	5,605,019
Banco Popular Espanol SA	264,400	4,800,366
Banco Santander Spain SA - ADR	421,600	8,399,918

		18,805,303

Sweden — 1.2%
Banks — 0.4%
Nordea Bank AB	321,000	5,202,470

Soaps & Cosmetics — 0.8%
Oriflame Cosmetics SA	163,054	10,825,720

Total Sweden		16,028,190

Switzerland — 4.0%
Chemicals — 0.9%
Lonza Group AG	93,600	12,412,768

Food & Agriculture — 1.4%
Barry Callebaut AG	10,445	9,045,111
Nestle SA	22,100	11,043,324

		20,088,435

Insurance — 0.6%
Swiss Life Holding	29,300	8,142,987

Machinery & Heavy Equipment — 0.5%
Meyer Burger Technology AG	23,800	7,309,435

Retail Merchandising — 0.6%
Compagnie Financiere Richemont AG	145,800	8,177,485

Total Switzerland		56,131,110

Taiwan — 4.2%
Chemicals — 2.0%
Polaris Securities Co., Ltd.(a)	9,732,100	6,951,615
Taiwan Fertilizer Co. Ltd.	4,646,800	20,266,989

		27,218,604

Computer Software & Services — 0.2%
Geovision, Inc.	491,000	3,450,633

Finance — 0.6%
Yuanta Financial Holding Co.(a)	9,172,000	8,604,552

Semiconductors & Related Devices — 0.3%
Av Tech Corp.	69,359	356,161
Vanguard International Semiconductor Corp.	5,297,938	3,801,743

		4,157,904

Telecommunications — 0.4%
Chunghwa Telecom Co. Ltd.	2,200,000	5,786,139

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	MARCH 31, 2008

International Opportunities Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks (Continued)
Taiwan (Continued)
Transportation — 0.7%
U-Ming Marine Transport Corp.	3,113,224	$9,397,213

Total Taiwan		58,615,045

Thailand — 1.8%
Banks — 1.0%
Siam Commercial Bank Public Co. Ltd.	4,924,700	14,155,482

Metal & Mining — 0.8%
Banpu Public Co. Ltd.	791,700	10,460,448

Total Thailand		24,615,930

United Kingdom — 13.0%
Aerospace — 1.4%
Cobham Plc	2,249,500	8,928,891
Meggitt Plc	1,838,000	10,058,716

		18,987,607

Banks — 1.0%
Barclays Plc	233,600	2,100,161
HSBC Finance Corp.	331,300	5,457,340
Royal Bank of Scotland Group Plc	311,900	2,087,608
Standard Chartered Plc	139,100	4,753,810

		14,398,919

Business Services — 2.3%
Aegis Group Plc	4,531,000	9,388,011
De La Rue Plc	646,233	11,369,716
Intertek Group Plc	529,700	10,849,037

		31,606,764

Energy & Utilities — 0.8%
International Power Plc	1,456,400	11,503,904

Entertainment & Leisure — 0.6%
IG Group Holdings Plc	505,700	3,284,385
InterContinental Hotels Group Plc	313,304	4,725,645

		8,010,030

Finance — 0.4%
ICAP Plc	421,100	4,755,312

Food & Agriculture — 0.6%
Britvic Plc	1,386,600	8,771,683

Insurance — 1.1%
Hiscox Ltd.	1,627,900	7,729,674
Prudential Plc	540,000	7,132,197

		14,861,871

Machinery & Heavy Equipment — 0.9%
VT Group Plc	443,400	5,781,527
The Weir Group Plc	472,200	7,131,685

		12,913,212

Measuring & Controlling Devices — 0.7%
Rotork Plc	471,312	10,092,795

Oil & Gas — 0.6%
Wellstream Holdings Plc	319,600	8,340,922

Publishing & Printing — 0.4%
United Business Media Plc	517,200	5,532,594

Tobacco — 0.5%
Imperial Tobacco Group Plc	145,100	6,675,171

Transportation — 1.3%
Arriva Plc	732,100	9,967,266
National Express Group Plc	423,700	8,450,960

		18,418,226

Waste Management — 0.4%
Northumbrian Water Group Plc	813,800	5,640,734

Total United Kingdom		180,509,744

United States — 0.9%
Metal & Mining — 0.5%
Pan American Silver Corp.(a)	162,600	6,238,962

Oil & Gas — 0.4%
Novatek Oao - ADR	75,000	6,052,500

Total United States		12,291,462

TOTAL COMMON STOCKS
(Cost $1,052,606,712)		1,239,987,906

Preferred Stock — 0.3%
Insurance — 0.3%
ING Groep NV
(Cost $4,208,192)	115,000	4,306,531

Exchange-Traded Fund — 0.5%
Lyxor ETF DJ Stoxx 600 Banks
(Cost $6,524,259)	125,000	6,857,723

Short Term Investments — 6.6%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%, (b)(c)(d)(e)	6,434,800	6,434,800
Galileo Money Market Fund, 2.56%(e)	86,301,767	86,301,767

TOTAL SHORT TERM INVESTMENTS
(Cost $92,736,567)		92,736,567

TOTAL INVESTMENTS IN SECURITIES — 96.4%
(Cost $1,156,075,730*)		1,343,888,727
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.6%		50,007,737

NET ASSETS — 100.0%		$1,393,896,464

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	73

International Opportunities Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,157,141,553

Gross unrealized appreciation	$245,837,162
Gross unrealized depreciation	(59,089,988)

Net unrealized appreciation	$186,747,174

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$6,434,800	$8,365

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased		Settlement Date	Unrealized Appreciation (Depreciation)
JPY	234,455,000	4/01/08	$5,490
AUD	51,108,000	4/23/08	1,474,364
CAD	77,443,000	4/23/08	89,679
DKK	27,790,000	4/23/08	406,438
NOK	180,331,000	4/23/08	1,381,683
JPY	14,583,614,000	4/23/08	5,723,079
SEK	100,559,000	4/23/08	1,011,316
HKD	77,914,000	4/23/08	11,904
SGD	8,207,000	4/23/08	44,275
EUR	115,442,100	4/23/08	12,084,277
CHF	61,684,000	4/23/08	5,811,506
GBP	17,989,000	4/23/08	(9,414)
ZAR	86,232,000	4/23/08	(1,385,660)
PLN	53,974,000	4/23/08	2,512,882

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $630,438,120)			$29,161,819

•	Forward foreign exchange contracts sold as of March 31, 2008 were as follows:

Foreign Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,497,000	4/01/08	$4,489
CAD	2,766,000	4/01/08	26,515
NOK	37,633,000	4/01/08	(10,506)
JPY	6,167,000	4/01/08	149
SEK	15,391,000	4/01/08	(6,804)
AUD	12,731,000	4/23/08	91,247
CAD	69,257,000	4/23/08	1,339,387
DKK	33,326,000	4/23/08	(192,655)
NOK	477,630,000	4/23/08	(5,846,241)
JPY	11,316,338,630	4/23/08	(6,803,354)
SEK	23,670,000	4/23/08	(129,693)
HKD	42,113,000	4/23/08	(7,247)
EUR	73,312,000	4/23/08	(2,855,781)
CHF	62,204,000	4/23/08	(1,415,136)
GBP	14,749,500	4/23/08	74,469
CZK	59,090,200	4/23/08	(77,379)

Total Net Unrealized Depreciation on Forward Foreign Exchange Contracts (USD Commitment - $512,309,011)			$(15,808,540)

•	Cash of $3,800,000 pledged as collateral in connection with open financial futures contracts.

Financial futures contracts purchased as of March 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Notional Amount	Unrealized Appreciation
700	MSCI Taiwan Index	June 2008	$71,855,000	$4,109,045

Total Net Unrealized Appreciation				$4,109,045

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Assets and Liabilities

March 31, 2008 (Unaudited)	Capital Appreciation Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Aurora Portfolio	Small/Mid-Cap Growth Portfolio
Assets
Investments at value - unaffiliated[1]	$245,530,638	$917,993,743	$314,957,855	$1,016,660,781	$232,626,608
Investments at value - affiliated[2,3]	19,404,950	166,446,750	39,892,100	293,234,300	9,367,400
Foreign currency at value[4]	—	—	—	728	—
Dividends and reclaims receivable	282,965	1,096,022	118,497	559,148	72,927
Interest receivable	—	—	195	—	—
Interest receivable - affiliated	—	771	—	—	—
Securities lending income receivable	7,153	102,488	22,450	143,985	9,624
Investments sold receivable	3,619,145	11,913,051	1,502,697	66,385,135	829,999
Receivable from advisor	1,471	139,875	2,972	62,133	28,033
Capital shares sold receivable	138,773	1,250,395	95,751	698,069	225,786
Prepaid expenses	44,709	104,984	59,661	111,836	51,923

Total assets	269,029,804	1,099,048,079	356,652,178	1,377,856,115	243,212,300

Liabilities
Investments purchased payable	2,521,527	4,226,733	—	58,729,486	2,309,006
Options written at value[5]	—	52,500	—	—	—
Collateral received at value - securities loans	19,404,950	166,446,750	39,892,100	293,234,300	9,367,400
Transfer agent fees payable	196,297	444,130	408,685	1,245,455	250,418
Capital shares redeemed payable	187,985	2,229,549	162,074	2,960,311	365,166
Investment advisory fees payable	109,163	611,698	221,855	732,777	145,217
Service and distribution fees payable	34,838	148,998	31,852	247,837	22,193
Administration fees payable	19,031	54,100	26,909	60,985	14,491
Custodian fees payable	10,602	37,854	6,399	23,167	9,689
Officer and Trustees fees payable	4,130	26,721	7,864	39,457	4,537
Foreign taxes payable	—	—	3,816	—	—
Other accrued expenses payable	97,821	375,272	112,536	539,434	110,034

Total liabilities	22,586,344	174,654,305	40,874,090	357,813,209	12,598,151

Net Assets
Net Assets	$246,443,460	$924,393,774	$315,778,088	$1,020,042,906	$230,614,149

Net Assets Consist of
Paid-in capital	$272,303,648	$955,925,748	$427,485,432	$1,103,180,458	$213,054,408
Undistributed (distributions in excess of) net investment income (loss)	(108,547)	1,754,390	(1,597,633)	(4,069,935)	(849,699)
Accumulated net realized loss	(55,091,244)	(62,766,863)	(149,094,614)	(57,173,425)	(7,016,613)
Net unrealized appreciation/depreciation	29,339,603	29,480,499	38,984,903	(21,894,192)	25,426,053

Net Assets	$246,443,460	$924,393,774	$315,778,088	$1,020,042,906	$230,614,149

[1] Investments at cost - unaffiliated	$216,191,035	$888,511,704	$275,972,952	$1,038,553,810	$207,200,555
[2] Investments at cost - affiliated	19,404,950	166,446,750	39,892,100	293,234,300	9,367,400
[3] Market value of securities loans	19,061,344	162,608,465	39,175,574	289,635,683	9,138,456
[4] Cost of foreign currency	—	—	—	727	—
[5] Premiums received - written options	—	50,960	—	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	75

Statements of Assets and Liabilities (continued)

March 31, 2008 (Unaudited)	Capital Appreciation Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Aurora Portfolio	Small/Mid-Cap Growth Portfolio
Institutional
Net Assets	$72,265,207	$129,199,204	$31,487,751	$116,537,842	$19,786,280
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,352,898	11,735,713	2,606,919	5,538,332	1,469,394
Net Asset Value	$16.60	$11.01	$12.08	$21.04	$13.47
Service
Net Assets	$—	$2,702,673	$606,046	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	249,230	52,509	—	—
Net Asset Value	$—	$10.84	$11.54	$—	$—
Investor A
Net Assets	$130,797,053	$566,483,265	$235,781,959	$600,766,819	$179,756,512
Shares outstanding, unlimited number of shares authorized, $0.001 par value	8,188,321	52,849,029	21,049,684	31,084,503	14,270,661
Net Asset Value	$15.97	$10.72	$11.20	$19.33	$12.60
Investor B
Net Assets	$30,498,944	$86,979,188	$30,511,681	$163,505,199	$15,065,481
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,061,137	8,842,697	3,029,406	10,560,698	1,396,486
Net Asset Value	$14.80	$9.84	$10.07	$15.48	$10.79
Investor C
Net Assets	$12,882,256	$139,029,444	$16,683,560	$137,896,821	$14,408,473
Shares outstanding, unlimited number of shares authorized, $0.001 par value	867,674	14,175,932	1,656,963	8,913,462	1,333,553
Net Asset Value	$14.85	$9.81	$10.07	$15.47	$10.80
R
Net Assets	$—	$—	$707,091	$1,336,225	$1,597,403
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	63,094	69,778	127,813
Net Asset Value	$—	$—	$11.21	$19.15	$12.50

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Assets and Liabilities (continued)

March 31, 2008 (Unaudited)	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Global Science & Technology Opportunities Portfolio	Global Resources Portfolio
Assets
Investments at value - unaffiliated[1]	$51,539,929	$98,804,227	$892,392,253	$40,621,427	$1,071,715,155
Investments at value - affiliated[2,3]	3,913,950	17,951,200	171,307,500	—	140,075,000
Foreign currency at value[4]	—	—	—	1,054,807	1,891
Dividends and reclaims receivable	42,357	116,515	173,765	38,995	517,459
Interest receivable	—	—	609	—	—
Interest receivable - affiliated	—	—	—	—	3,024
Securities lending income receivable	10,289	14,737	146,914	162	124,220
Investments sold receivable	683,549	2,756,230	1,433,399	448,333	—
Receivable from advisor	98	7,462	—	4,087	—
Capital shares sold receivable	19,922	455,586	15,908,920	59,942	4,178,563
Prepaid expenses	46,337	45,284	89,432	49,991	89,904
Unrealized appreciation on forward foreign currency contracts	—	—	—	25,024	—

Total assets	56,256,431	120,151,241	1,081,452,792	42,302,768	1,216,705,216

Liabilities
Investments purchased payable	531,086	986,106	11,940,937	3,928	331,067
Unrealized depreciation on forward foreign currency contracts	—	—	—	209,136	—
Collateral received at value - securities loans	3,913,950	17,951,200	171,307,500	—	140,075,000
Transfer agent fees payable	24,055	47,816	255,998	28,821	264,576
Capital shares redeemed payable	14,686	486,202	2,263,014	230,206	2,672,046
Custodian fees payable	14,120	4,526	16,076	13,401	97,963
Investment advisory fees payable	11,845	83,697	405,022	24,997	678,651
Administration fees payable	4,105	6,266	69,375	2,842	82,632
Service and distribution fees payable	3,812	22,896	18,842	9,782	166,023
Officer and Trustees fees payable	1,542	1,989	19,421	1,129	22,804
Foreign taxes payable	—	—	1,755	6,403	64
Other accrued expenses payable	42,434	43,811	222,491	38,971	397,295

Total liabilities	4,561,635	19,634,509	186,520,431	569,616	144,788,121

Net Assets
Net Assets	$51,694,796	$100,516,732	$894,932,361	$41,733,152	$1,071,917,095

Net Assets Consist of
Paid-in capital	$57,183,478	$109,331,679	$1,278,367,115	$111,976,029	$583,062,629
Undistributed (distributions in excess of) net investment income (loss)	(1,477,172)	(241,001)	620,270	(342,542)	(44,999,198)
Accumulated net realized gain (loss)	(4,261,667)	(5,997,116)	(467,137,801)	(71,884,033)	108,451,390
Net unrealized appreciation/depreciation	250,157	(2,576,830)	83,082,777	1,983,698	425,402,274

Net Assets	$51,694,796	$100,516,732	$894,932,361	$41,733,152	$1,071,917,095

[1] Investments at cost - unaffiliated	$51,289,772	$101,381,057	$809,309,476	$38,490,878	$647,111,737
[2] Investments at cost - affiliated	3,913,950	17,951,200	171,307,500	—	140,075,000
[3] Market value of securities loans	3,864,965	16,657,428	168,087,813	—	134,988,730
[4] Cost of foreign currency	—	—	—	1,017,003	(796,901)
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	77

Statements of Assets and Liabilities (continued)

March 31, 2008 (Unaudited)	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Global Science & Technology Opportunities Portfolio	Global Resources Portfolio
BlackRock
Net Assets	$3,181,645	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	367,339	—	—	—	—
Net Asset Value	$8.66	$—	$—	$—	$—
Institutional
Net Assets	$22,751,266	$36,735,945	$635,209,929	$1,789,981	$38,239,597
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,626,334	2,249,001	29,214,835	230,772	601,333
Net Asset Value	$8.66	$16.33	$21.74	$7.76	$63.59
Service
Net Assets	$1,725,722	$3,632,550	$35,904,982	$132,503	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	204,979	223,923	1,736,949	17,500	—
Net Asset Value	$8.42	$16.22	$20.67	$7.57	$—
Investor A
Net Assets	$18,676,088	$25,435,233	$194,720,487	$24,915,902	$795,057,208
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,241,915	1,582,709	9,684,237	3,324,230	13,579,906
Net Asset Value	$8.33	$16.07	$20.11	$7.50	$58.55
Investor B
Net Assets	$2,728,237	$6,666,205	$7,392,366	$6,782,861	$78,478,474
Shares outstanding, unlimited number of shares authorized, $0.001 par value	406,474	426,387	414,891	962,146	1,589,237
Net Asset Value	$6.71	$15.63	$17.82	$7.05	$49.38
Investor C
Net Assets	$2,631,838	$28,046,799	$21,704,597	$8,111,905	$160,141,816
Shares outstanding, unlimited number of shares authorized, $0.001 par value	393,498	1,796,956	1,217,481	1,151,829	3,249,407
Net Asset Value	$6.69	$15.61	$17.83	$7.04	$49.28

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Assets and Liabilities (continued)

March 31, 2008 (Unaudited)	All Cap Global Resources Portfolio	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Assets
Investments at value - unaffiliated[1]	$1,334,660,431	$1,146,511,811	$694,211,178	$105,355,661	$1,337,453,927
Investments at value - affiliated[2,3]	245,015,300	203,079,300	101,483,650	—	6,434,800
Cash on deposit for futures contracts	—	—	—	—	3,800,000
Foreign currency at value[4]	136,840	1,749,595	—	4,469,632	32,984,740
Dividends and reclaims receivable	818,396	1,867,719	652,759	235,998	4,154,595
Interest receivable	—	245	—	—	—
Securities lending income receivable	90,160	61,162	48,497	—	1,931
Investments sold receivable	18,272,510	55,981,634	15,508,429	1,675,650	4,358,615
Receivable from advisor	741	—	30,304	7	112,880
Capital shares sold receivable	1,733,131	1,113,860	4,695,926	538,283	8,185,053
Prepaid expenses	130,994	116,251	101,434	45,684	112,147
Unrealized appreciation on forward foreign currency contracts	—	8,551	—	1,302,091	32,093,149
Margin variation receivable	—	—	—	—	373,940

Total assets	1,600,858,503	1,410,490,128	816,732,177	113,623,006	1,430,065,777

Liabilities
Investments purchased payable	1,050,412	3,880,601	22,154,238	2,750,803	4,885,046
Unrealized depreciation on forward foreign currency contracts	156	5,900,308	—	215,689	18,739,870
Options written at value[5]	—	122,500	—	—	—
Collateral received at value - securities loans	245,015,300	203,079,300	101,483,650	—	6,434,800
Capital shares redeemed payable	1,601,967	2,558,820	1,849,559	191,529	3,397,676
Investment advisory fees payable	858,473	765,927	487,172	83,580	1,138,931
Transfer agent fees payable	262,553	517,091	227,217	87,289	431,714
Service and distribution fees payable	178,475	268,187	80,997	16,894	183,651
Administration fees payable	102,959	94,422	51,268	8,247	103,925
Custodian fees payable	35,862	29,603	9,525	16,801	184,578
Foreign taxes payable	31,998	65,509	4,574	1,299	134,732
Officer and Trustees fees payable	29,060	32,926	11,121	1,874	38,960
Other accrued expenses payable	342,666	414,470	178,032	49,716	495,430

Total liabilities	249,509,881	217,729,664	126,537,353	3,423,721	36,169,313

Net Assets
Net Assets	$1,351,348,622	$1,192,760,464	$690,194,824	$110,199,285	$1,393,896,464

Net Assets Consist of
Paid-in capital	$923,406,202	$1,058,861,144	$729,464,850	$105,389,270	$1,137,370,344
Undistributed (distributions in excess of) net investment income (loss)	(1,292,799)	(1,866,608)	(392,791)	(328,785)	(5,231,174)
Accumulated net realized gain (loss)	69,727,120	55,253,182	(70,206,442)	(887,724)	56,162,554
Net unrealized appreciation	359,508,099	80,512,746	31,329,207	6,026,524	205,594,740

Net Assets	$1,351,348,622	$1,192,760,464	$690,194,824	$110,199,285	$1,393,896,464

[1] Investments at cost - unaffiliated	$975,154,890	$1,060,179,908	$662,881,971	$100,540,107	$1,149,640,930
[2] Investments at cost - affiliated	245,015,300	203,079,300	101,483,650	—	6,434,800
[3] Market value of securities loans	240,173,992	199,926,149	99,071,219	—	6,169,806
[4] Cost of foreign currency	136,246	1,736,493	—	4,354,845	32,770,352
[5] Premiums received - written options	—	181,998	—	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	79

Statements of Assets and Liabilities (concluded)

March 31, 2008 (Unaudited)	All Cap Global Resources Portfolio	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Institutional
Net Assets	$689,421,745	$162,406,616	$173,141,585	$40,730,911	$445,508,573
Shares outstanding, unlimited number of shares authorized, $0.001 par value	33,200,270	5,852,550	5,038,830	3,495,289	11,334,753
Net Asset Value	$20.77	$27.75	$34.36	$11.65	$39.30
Service
Net Assets	$4,479,740	$6,387,454	$81,501,903	$—	$144,901,935
Shares outstanding, unlimited number of shares authorized, $0.001 par value	217,847	234,350	2,452,425	—	3,819,579
Net Asset Value	$20.56	$27.26	$33.23	$—	$37.94
Investor A
Net Assets	$377,982,389	$617,123,787	$307,394,515	$42,332,364	$511,536,979
Shares outstanding, unlimited number of shares authorized, $0.001 par value	18,381,915	22,693,386	9,339,071	3,639,791	13,590,531
Net Asset Value	$20.56	$27.19	$32.91	$11.63	$37.64
Investor B
Net Assets	$58,696,802	$84,049,297	$21,581,772	$7,330,330	$69,501,478
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,903,344	3,241,591	705,205	633,323	1,969,562
Net Asset Value	$20.22	$25.93	$30.60	$11.57	$35.29
Investor C
Net Assets	$220,767,946	$322,793,310	$106,575,049	$19,805,680	$222,447,499
Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,914,472	12,470,765	3,484,418	1,711,750	6,323,334
Net Asset Value	$20.23	$25.88	$30.59	$11.57	$35.18

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	MARCH 31, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Operations

Six Months Ended March 31, 2008 (Unaudited)	Capital Appreciation Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Aurora Portfolio	Small/Mid-Cap Growth Portfolio
Investment Income
Dividends and reclaims	$1,428,656	$8,735,632	$1,287,455	$5,090,137	$945,590
Interest	—	265,188	6,379	232,858	233
Interest from affiliates	2,875	8,404	6,783	13,100	2,376
Securities lending	55,514	654,618	100,419	1,019,520	55,996
Foreign taxes withheld	(167)	—	(1,006)	(95,937)	—

Total investment income	1,486,878	9,663,842	1,400,030	6,259,678	1,004,195

Expenses
Investment advisory	839,049	3,934,554	1,516,709	5,267,665	975,380
Transfer agent - class specific	246,486	1,082,932	581,403	1,676,945	384,406
Service - class specific	233,676	1,063,867	392,223	1,386,507	296,064
Distribution - class specific	202,945	976,007	213,567	1,423,019	129,558
Administration	96,813	344,467	142,191	419,957	97,538
Administration - class specific	32,283	118,754	47,428	145,564	32,535
Printing	30,769	154,395	46,423	220,654	34,705
Custodian	18,322	50,795	21,753	52,504	34,817
Registration	17,544	34,618	23,892	24,089	20,985
Professional	21,611	47,113	26,566	60,888	22,766
Officer and Trustees	10,747	31,728	14,195	42,397	10,991
Miscellaneous	6,166	15,654	8,968	20,228	7,623

Total expenses	1,756,411	7,854,884	3,035,318	10,740,417	2,047,368
Less investment advisory fees waived	(137,430)	(2,834)	—	—	—
Less administration fees waived - class specific	(10,891)	(118,628)	(5,542)	(138,089)	(32,322)
Less transfer agent fees waived - class specific	(2,476)	(87,358)	(12,461)	(108,367)	(25,851)
Less transfer agent fees reimbursed - class specific	(9,589)	(709,139)	(18,239)	(327,608)	(134,813)
Less fees paid indirectly	(600)	(1,753)	(1,413)	(2,697)	(488)

Total expenses after waivers and reimbursement	1,595,425	6,935,172	2,997,663	10,163,656	1,853,894

Net investment income (loss)	(108,547)	2,728,670	(1,597,633)	(3,903,978)	(849,699)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,146,815	(37,619,413)	18,697,862	(17,138,922)	(764,015)
Payment from affiliate	—	—	—	139,965	—
Written options	—	(1,293,818)	—	—	—
Foreign currency transactions	—	—	—	55,989	—

	7,146,815	(38,913,231)	18,697,862	(16,942,968)	(764,015)

Net change in unrealized appreciation/depreciation on:
Investments	(31,308,653)	(95,233,720)	(59,837,434)	(189,459,119)	(30,880,145)
Written options	—	68,760	—	—	—
Foreign currency transactions	—	—	—	(2,476)	—

	(31,308,653)	(95,164,960)	(59,837,434)	(189,461,595)	(30,880,145)

Net realized and unrealized gain (loss)	(24,161,838)	(134,078,191)	(41,139,572)	(206,404,563)	(31,644,160)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,270,385)	$(131,349,521)	$(42,737,205)	$(210,308,541)	$(32,493,859)

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Operations (continued)

Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio	Global Science & Technology Opportunities Portfolio	Global Resources Portfolio	All-Cap Global Resources Portfolio	Health Sciences Opportunities Portfolio
$434,438	$654,339	$3,729,211	$178,455	$3,554,561	$20,378,657	$8,317,303
—	—	99,861	1,687	73,092	140,031	555,583
251	1,198	2,877	697	3,892	5,468	9,399
52,794	84,721	598,702	3,547	567,197	429,673	337,971
—	—	(1,512)	(3,497)	(183,148)	(241,334)	(240,212)

487,483	740,258	4,429,139	180,889	4,015,594	20,712,495	8,980,044

159,944	528,278	2,240,693	192,679	3,798,142	4,876,577	4,916,132
39,128	105,979	456,893	65,363	530,579	471,993	1,064,154
41,778	87,591	314,616	50,971	1,226,758	808,326	1,445,141
24,904	144,820	118,113	65,741	885,524	1,037,846	1,709,645
21,811	39,621	289,810	16,056	353,386	438,517	441,625
7,281	13,196	99,026	5,346	114,546	156,498	157,105
13,230	16,985	127,520	9,201	104,865	147,448	181,947
29,230	12,946	58,730	28,598	148,328	73,331	58,801
19,795	20,751	26,582	15,523	23,164	27,313	41,430
15,675	17,093	40,586	18,694	47,461	54,336	56,639
8,189	8,767	25,209	7,968	29,019	36,093	39,104
5,906	5,338	13,009	7,566	28,023	24,033	25,443

386,871	1,001,365	3,810,787	483,706	7,289,795	8,152,311	10,137,166
(29,208)	(95)	—	(10,867)	—	—	—
(1,057)	(6,635)	(884)	(4,159)	(7,913)	(7,661)	—
(652)	(2,699)	(154)	(5,570)	(2,001)	(8,682)	—
(1,181)	(10,422)	(246)	(16,617)	(925)	(5,729)	—
(51)	(255)	(634)	(149)	(823)	(1,160)	(1,953)

354,722	981,259	3,808,869	446,344	7,278,133	8,129,079	10,135,213

132,761	(241,001)	620,270	(265,455)	(3,262,539)	12,583,416	(1,155,169)

(3,759,863)	(5,738,680)	10,237,012	1,069,656	136,209,445	78,750,842	61,777,403
—	—	—	—	—	—	—
—	—	—	—	873,123	—	6,124,921
—	—	—	(257,995)	111,625	42,876	(4,081,351)

(3,759,863)	(5,738,680)	10,237,012	811,661	137,194,193	78,793,718	63,820,973

(5,055,011)	(12,682,056)	(78,926,539)	(6,810,998)	6,986,627	27,966,590	(128,668,914)
—	—	—	—	(870,362)	—	59,498
—	—	—	(10,056)	(109,804)	(11,961)	(4,225,100)

(5,055,011)	(12,682,056)	(78,926,539)	(6,821,054)	6,006,461	27,954,629	(132,834,516)

(8,814,874)	(18,420,736)	(68,689,527)	(6,009,393)	143,200,654	106,748,347	(69,013,543)

$(8,682,113)	$(18,661,737)	$(68,069,257)	$(6,274,848)	$139,938,115	$119,331,763	$(70,168,712)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	83

Statements of Operations (concluded)

Six Months Ended March 31, 2008 (Unaudited)	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Investment Income
Dividends and reclaims	$3,994,702	$913,363	$10,145,916
Interest	118,247	21,581	336,223
Interest from affiliates	4,356	693	5,748
Securities lending	183,497	—	8,365
Foreign taxes withheld	(1,956)	(30,059)	(533,617)

Total investment income	4,298,846	905,578	9,962,635

Expenses
Investment advisory	3,499,664	492,605	7,189,473
Service - class specific	584,700	86,930	1,249,063
Transfer agent - class specific	489,218	63,768	770,919
Distribution - class specific	480,072	102,687	1,208,724
Administration	231,799	41,050	476,760
Administration - class specific	79,243	13,653	181,335
Printing	73,704	12,004	196,589
Custodian	36,678	45,299	466,266
Professional	33,394	18,717	68,186
Registration	31,692	17,729	27,084
Officer and Trustees	18,578	8,774	44,470
Miscellaneous	11,937	10,749	50,325

Total expenses	5,570,679	913,965	11,929,194
Less investment advisory fees waived	(755,995)	—	—
Less administration fees waived - class specific	(24,455)	(1,463)	—
Less transfer agent fees waived - class specific	(8,219)	(234)	—
Less transfer agent fees reimbursed - class specific	(89,415)	(246)	—
Less fees paid indirectly	(958)	(148)	(1,191)

Total expenses after waivers and reimbursement	4,691,637	911,874	11,928,003

Net investment loss	(392,791)	(6,296)	(1,965,368)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(10,739,744)	681,358	95,586,847
Payment from affiliate	—	—	112,880
Foreign currency related transactions	—	(157,126)	(2,233,223)

	(10,739,744)	524,232	93,466,504

Net change in unrealized appreciation/depreciation on:
Investments	(41,956,996)	(10,835,804)	(234,075,931)
Futures	—	—	4,109,045
Foreign currency transactions	—	1,019,604	16,177,898

	(41,956,996)	(9,816,200)	(213,788,988)

Net realized and unrealized loss	(52,696,740)	(9,291,968)	(120,322,484)

Net Decrease in Net Assets Resulting from Operations	$(53,089,531)	$(9,298,264)	$(122,287,852)

See Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	MARCH 31, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Changes in Net Assets

	Capital Appreciation Portfolio		Mid-Cap Value Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations
Net investment income (loss)	$(108,547)	$(666,814)	$2,728,670	$4,421,708
Net realized gain (loss)	7,146,815	31,968,707	(38,913,231)	131,988,313
Net change in unrealized appreciation/depreciation	(31,308,653)	17,539,588	(95,164,960)	25,639,634

Net increase (decrease) in net assets resulting from operations	(24,270,385)	48,841,481	(131,349,521)	162,049,655

Dividends and Distributions to Shareholders from
Net investment income:
Institutional	—	—	(651,188)	(950,124)
Service	—	—	(7,027)	(28,046)
Investor A	—	—	(1,235,390)	(4,346,319)
Investor B	—	—	—	(149,820)
Investor C	—	—	—	(346,654)
Net realized gain:
Institutional	—	—	(15,606,979)	(10,598,964)
Service	—	—	(391,037)	(400,184)
Investor A	—	—	(75,490,857)	(62,756,283)
Investor B	—	—	(13,996,184)	(16,156,916)
Investor C	—	—	(20,992,479)	(18,615,276)
R	—	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(128,371,141)	(114,348,586)

Capital Share Transactions
Net increase (decrease) in net assets resulting from capital share transactions	4,509,244	(31,677,089)	109,969,494	183,584,154

Redemption Fees
Redemption fees	—	—	—	1,656

Net Assets
Total increase (decrease) in net assets	(19,761,141)	17,164,392	(149,751,168)	231,286,879
Beginning of period	266,204,601	249,040,209	1,074,144,942	842,858,063

End of period	$246,443,460	$266,204,601	$924,393,774	$1,074,144,942

End of period undistributed (distributions in excess of) net investment income (loss)	$(108,547)	$—	$1,754,390	$919,325

See Notes to Financial Statements.

86	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Changes in Net Assets (continued)

Mid-Cap Growth Equity Portfolio		Aurora Portfolio		Small/Mid-Cap Growth Portfolio
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
$(1,597,633)	$(4,524,093)	$(3,903,978)	$(3,178,029)	$(849,699)	$(2,862,556)
18,697,862	62,310,657	(16,942,968)	290,550,794	(764,015)	49,844,202
(59,837,434)	33,572,913	(189,461,595)	(31,422,518)	(30,880,145)	10,425,975

(42,737,205)	91,359,477	(210,308,541)	255,950,247	(32,493,859)	57,407,621

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(31,795,565)	(39,020,242)	(3,835,548)	(1,246,455)
—	—	—	(6,428)	—	(1,145)
—	—	(168,608,397)	(348,851,877)	(36,072,316)	(11,264,602)
—	—	(54,791,162)	(110,014,015)	(3,584,103)	(1,395,885)
—	—	(46,145,945)	(91,436,852)	(3,000,370)	(1,040,672)
—	—	(305,399)	(6,360)	(221,880)	(1,135)

—	—	(301,646,468)	(589,335,774)	(46,714,217)	(14,949,894)

(55,946,702)	(77,176,297)	29,181,980	(119,171,388)	24,757,286	(31,054,291)

—	(759)	4,065	57,126	9,538	14,514

(98,683,907)	14,182,421	(482,768,964)	(452,499,789)	(54,441,252)	11,417,950
414,461,995	400,279,574	1,502,811,870	1,955,311,659	285,055,401	273,637,451

$315,778,088	$414,461,995	$1,020,042,906	$1,502,811,870	$230,614,149	$285,055,401

$(1,597,633)	$—	$(4,069,935)	$(25,991)	$(849,699)	$—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	87

Statements of Changes in Net Assets (continued)

	Small Cap Value Equity Portfolio		Small Cap Core Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations
Net investment income (loss)	$132,761	$212,079	$(241,001)	$(1,148,210)
Net realized gain (loss)	(3,759,863)	11,328,942	(5,738,680)	10,368,324
Net change in unrealized appreciation/depreciation	(5,055,011)	(3,201,326)	(12,682,056)	3,477,355

Net increase (decrease) in net assets resulting from operations	(8,682,113)	8,339,695	(18,661,737)	12,697,469

Dividends and Distributions to Shareholders from
Net investment income:
BlackRock	(91,661)	(96,251)	—	—
Institutional	(734,053)	(864,738)	—	—
Service	(55,160)	(79,661)	—	—
Investor A	(569,152)	(565,742)	—	—
Investor B	(86,359)	(85,437)	—	—
Investor C	(73,548)	(57,217)	—	—
Net realized gain:
BlackRock	(468,470)	(883,861)	—	—
Institutional	(3,365,617)	(7,026,310)	(2,956,776)	(389,967)
Service	(277,066)	(767,565)	(358,504)	(53,212)
Investor A	(3,077,025)	(5,528,989)	(2,250,029)	(354,006)
Investor B	(640,834)	(1,626,642)	(603,710)	(142,927)
Investor C	(548,273)	(983,319)	(2,458,205)	(437,962)

Decrease in net assets resulting from dividends and distributions to shareholders	(9,987,218)	(18,565,732)	(8,627,224)	(1,378,074)

Capital Share Transactions
Net increase (decrease) in net assets resulting from capital share transactions	1,454,830	(5,609,699)	18,482,045	15,600,046

Redemption Fees
Redemption fees	192	156	4,291	2,573

Net Assets
Total increase (decrease) in net assets	(17,214,309)	(15,835,580)	(8,802,625)	26,922,014
Beginning of period	68,909,105	84,744,685	109,319,357	82,397,343

End of period	$51,694,796	$68,909,105	$100,516,732	$109,319,357

End of period undistributed (distributions in excess of) net investment income (loss)	$(1,477,172)	$—	$(241,001)	$—

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Changes in Net Assets (continued)

Small Cap Growth Equity Portfolio		Global Science & Technology Opportunities Portfolio		Global Resources Portfolio
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
$620,270	$(3,622,784)	$(265,455)	$(413,529)	$(3,262,539)	$(4,118,065)
10,237,012	109,493,054	811,661	3,315,734	137,194,193	118,008,870
(78,926,539)	48,459,896	(6,821,054)	4,689,749	6,006,461	76,633,096

(68,069,257)	154,330,166	(6,274,848)	7,591,954	139,938,115	190,523,901

—	—	—	—	—	—
—	—	—	—	(943,161)	(407,505)
—	—	—	—	—	—
—	—	—	—	(26,697,832)	(5,480,853)
—	—	—	—	(2,806,131)	(90,725)
—	—	—	—	(5,676,427)	(84,828)
—	—	—	—	—	—
—	—	—	—	(2,630,410)	(9,325,982)
—	—	—	—	—	—
—	—	—	—	(77,529,172)	(185,047,519)
—	—	—	—	(9,869,079)	(26,519,774)
—	—	—	—	(19,221,873)	(43,361,959)

—	—	—	—	(145,374,085)	(270,319,145)

117,770,800	35,819,149	6,016,162	2,995,063	129,763,658	73,558,234

55,144	38,501	2,845	1,818	23,866	17,221

49,756,687	190,187,816	(255,841)	10,588,835	124,351,554	(6,219,789)
845,175,674	654,987,858	41,988,993	31,400,158	947,565,541	953,785,330

$894,932,361	$845,175,674	$41,733,152	$41,988,993	$1,071,917,095	$947,565,541

$620,270	$—	$(342,542)	$(77,087)	$(44,999,198)	$(5,613,108)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	89

Statements of Changes in Net Assets (continued)

	All-Cap Global Resources Portfolio		Health Sciences Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations
Net investment income (loss)	$12,583,416	$(569,716)	$(1,155,169)	$(4,009,242)
Net realized gain (loss)	78,793,718	9,953,987	63,820,973	49,828,975
Net change in unrealized appreciation/depreciation	27,954,629	340,041,790	(132,834,516)	131,502,266

Net increase (decrease) in net assets resulting from operations	119,331,763	349,426,061	(70,168,712)	177,321,999

Dividends and Distributions to Shareholders from
Net investment income:
Institutional	(8,885,132)	—	—	—
Service	(36,728)	—	—	—
Investor A	(3,502,966)	—	—	—
Investor B	(191,616)	—	—	—
Investor C	(875,331)	—	—	—
Net realized gain:
Institutional	(9,314,931)	(10,090,707)	(6,907,979)	(1,602,984)
Service	(51,597)	(62,756)	(294,520)	(68,118)
Investor A	(4,995,262)	(7,092,333)	(26,251,005)	(6,106,733)
Investor B	(809,538)	(1,254,323)	(2,731,955)	(1,146,981)
Investor C	(3,066,818)	(4,033,407)	(11,313,900)	(3,784,320)

Decrease in net assets resulting from dividends and distributions to shareholders	(31,729,919)	(22,533,526)	(47,499,359)	(12,709,136)

Capital Share Transactions
Net increase (decrease) in net assets resulting from capital share transactions	51,209,336	117,285,124	(26,726,981)	287,573,622

Redemption Fees
Redemption fees	25,599	41,527	26,076	47,586

Net Assets
Total increase (decrease) in net assets	138,836,779	444,219,186	(144,368,976)	452,234,071
Beginning of period	1,212,511,843	768,292,657	1,337,129,440	884,895,369

End of period	$1,351,348,622	$1,212,511,843	$1,192,760,464	$1,337,129,440

End of period undistributed (distributions in excess of) net investment income (loss)	$(1,292,799)	$(384,442)	$(1,866,608)	$(711,439)

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Changes in Net Assets (concluded)

U.S. Opportunities Portfolio		Global Opportunities Portfolio		International Opportunities Portfolio
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
$(392,791)	$(1,525,019)	$(6,296)	$202,864	$(1,965,368)	$8,582,599
(10,739,744)	26,356,228	524,232	5,537,239	93,466,504	234,387,781
(41,956,996)	55,336,731	(9,816,200)	14,061,983	(213,788,988)	212,534,037

(53,089,531)	80,167,940	(9,298,264)	19,802,086	(122,287,852)	455,504,417

—	—	(516,368)	(80,270)	(11,844,155)	(5,714,004)
—	—	—	(241)	(3,649,556)	(1,836,362)
—	—	(438,794)	(166,607)	(11,746,350)	(5,788,432)
—	—	(18,976)	(24,703)	(1,437,329)	(560,575)
—	—	(63,696)	(49,183)	(3,891,839)	(1,513,353)
—	—	(1,500,686)	—	(70,893,491)	(46,667,147)
—	—	—	—	(25,020,162)	(17,687,846)
—	—	(1,612,774)	—	(81,040,060)	(57,992,691)
—	—	(310,579)	—	(15,320,494)	(13,325,007)
—	—	(756,979)	—	(39,325,420)	(30,320,263)

—	—	(5,218,852)	(321,004)	(264,168,856)	(181,405,680)

187,978,453	281,295,705	22,677,221	35,418,024	201,946,123	134,535,995

26,517	26,307	3,395	10,820	35,337	13,042

134,915,439	361,489,952	8,163,500	54,909,926	(184,475,248)	408,647,774
555,279,385	193,789,433	102,035,785	47,125,859	1,578,371,712	1,169,723,938

$690,194,824	$555,279,385	$110,199,285	$102,035,785	$1,393,896,464	$1,578,371,712

$(392,791)	$—	$(328,785)	$715,345	$(5,231,174)	$29,303,423

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	91

Financial Highlights	Capital Appreciation Portfolio

	Institutional
	Six Months Ended March 31, 2008	Year Ended September 30,		11/01/04 - 9/30/05	Year Ended October 31,
	(Unaudited)	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$18.21	$14.91	$14.19	$12.78	$12.17	$10.14

Net investment income (loss)	0.04 [1]	0.06 [1]	— [1,2]	0.05 [1]	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(1.65)	3.24	0.72	1.36	0.65	2.05

Net increase (decrease) from investment operations	(1.61)	3.30	0.72	1.41	0.61	2.03

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$16.60	$18.21	$14.91	$14.19	$12.78	$12.17

Total Investment Return
Based on net asset value	(8.84)%[4]	22.13%[5]	5.07%[5]	11.03%[4,5,6]	5.01%	20.02%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.70%[7]	0.75%	0.95%	1.05%[7]	1.14%	1.08%

Total expenses	0.86%[7]	0.88%	1.00%	1.15%[7]	1.14%	1.08%

Net investment income (loss)	0.45%[7]	0.38%	0.00%	0.43%[7]	(0.31)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$72,265	$71,072	$48,146	$52,154	$52,399	$60,878

Portfolio turnover	44%	97%	87%	70%	91%	113%

	Investor A
	Six Months Ended March 31, 2008	Year Ended September 30,		11/01/04 - 9/30/05	Year Ended October 31,
	(Unaudited)	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$17.56	$14.46	$13.82	$12.47	$11.91	$9.96

Net investment income (loss)	— [1,2]	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(1.59)	3.12	0.70	1.33	0.64	2.00

Net increase (decrease) from investment operations	(1.59)	3.10	0.64	1.35	0.56	1.95

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$15.97	$17.56	$14.46	$13.82	$12.47	$11.91

Total Investment Return
Based on net asset value[8]	(9.05)%[4]	21.44%[5]	4.63%[5]	10.83%[4,5,6]	4.70%	19.58%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.20%[7]	1.28%	1.35%	1.31%[7]	1.44%	1.38%

Total expenses	1.31%[7]	1.35%	1.53%	1.48%[7]	1.44%	1.38%

Net investment income (loss)	(0.05)%[7]	(0.16)%	(0.40)%	0.21%[7]	(0.62)%	(0.47)%

Supplemental Data
Net assets, end of period (000)	$130,797	$131,712	$112,737	$120,371	$99,435	$103,247

Portfolio turnover	44%	97%	87%	70%	91%	113%

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Capital Appreciation Portfolio

	Investor B
	Six Months Ended March 31, 2008	Year Ended September 30,		11/01/04 - 9/30/05	Year Ended October 31,
	(Unaudited)	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$16.34	$13.56	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.07)[1]	(0.14)[1]	(0.16)[1]	(0.06)[1]	(0.15)	(0.12)
Net realized and unrealized gain (loss)	(1.47)	2.92	0.66	1.26	0.60	1.92

Net increase (decrease) from investment operations	(1.54)	2.78	0.50	1.20	0.45	1.80

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$14.80	$16.34	$13.56	$13.06	$11.86	$11.41

Total Investment Return
Based on net asset value[8]	(9.42)%[4]	20.50%[5]	3.83%[5]	10.12%[4,5,9]	3.94%	18.73%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.08%[7]	2.07%	2.10%	2.05%[7]	2.14%	2.08%

Total expenses	2.21%[7]	2.20%	2.20%	2.15%[7]	2.14%	2.08%

Net investment loss	(0.94)%[7]	(0.95)%	(1.16)%	(0.53)%[7]	(1.31)%	(1.17)%

Supplemental Data
Net assets, end of period (000)	$30,499	$48,260	$71,078	$85,465	$97,938	$108,125

Portfolio turnover	44%	97%	87%	70%	91%	113%

	Investor C
	Six Months Ended March 31, 2008	Year Ended September 30,		11/01/04 - 9/30/05	Year Ended October 31,
	(Unaudited)	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$16.38	$13.57	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.06)[1]	(0.12)[1]	(0.15)[1]	(0.06)[1]	(0.15)	(0.11)
Net realized and unrealized gain (loss)	(1.47)	2.93	0.66	1.26	0.60	1.91

Net increase (decrease) from investment operations	(1.53)	2.81	0.51	1.20	0.45	1.80

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—

Net asset value, end of period	$14.85	$16.38	$13.57	$13.06	$11.86	$11.41

Total Investment Return
Based on net asset value[8]	(9.34)%[4]	20.71%[5]	3.91%[5]	10.12%[4,5,9]	3.94%	18.73%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.88%[7]	1.92%	2.04%	2.05%[7]	2.14%	2.08%

Total expenses	1.98%[7]	1.99%	2.10%	2.15%[7]	2.14%	2.08%

Net investment loss	(0.73)%[7]	(0.80)%	(1.10)%	(0.51)%[7]	(1.30)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$12,882	$15,160	$17,079	$20,570	$23,854	$30,516

Portfolio turnover	44%	97%	87%	70%	91%	113%

[1]	Based on average shares outstanding.
[2]	Net investment loss is less than $0.005 per share.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	The total return includes an increase of 0.08% related to payments made by State Street Research & Management (SSRM) prior to January 31, 2005.
[7]	Annualized.
[8]	Total investment returns exclude the effects of sales charges.
[9]	The total return includes an increase of 0.09% related to payments made by SSRM prior to January 31, 2005.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	93

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Institutional
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
	(Unaudited)	2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.35	$13.67	$13.74	$12.73	$12.14	$9.07	$10.66

Net investment income	0.06 [1]	0.11 [1]	0.12 [1]	0.04 [1]	0.11	0.08	0.08
Net realized and unrealized gain (loss)	(1.66)	2.38	1.23	0.97	1.44	3.08	(1.21)

Net increase (decrease) from investment operations	(1.60)	2.49	1.35	1.01	1.55	3.16	(1.13)

Dividends and distributions from:
Net investment income	(0.07)	(0.15)	(0.04)	—	(0.15)	(0.09)	—
Net realized capital gain	(1.67)	(1.66)	(1.38)	—	(0.81)	—	(0.46)

Total dividends and distributions	(1.74)	(1.81)	(1.42)	—	(0.96)	(0.09)	(0.46)

Redemption fees added to paid-in capital	—	— [2]	— [2]	— [2]	—	—	—

Net asset value, end of period	$11.01	$14.35	$13.67	$13.74	$12.73	$12.14	$9.07

Total Investment Return
Based on net asset value	(12.21)%[3]	19.35%[4]	10.77%[4]	7.94%[3,4]	13.07%[3]	34.83%	(10.21)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.94%[5]	0.95%	0.99%	1.00%[5]	0.99%[5]	0.98%	0.99%

Total expenses	1.11%[5]	1.07%	1.07%	1.30%[5]	1.09%[5]	1.03%	1.18%

Net investment income	1.02%[5]	0.79%	0.88%	0.49%[5]	1.18%[5]	0.76%	0.93%

Supplemental Data
Net assets, end of period (000)	$129,199	$134,665	$80,292	$53,111	$50,383	$30,181	$26,099

Portfolio turnover	54%	202%	153%	60%	53%	86%	66%

	Service
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	Period Ended 2/28/05[6]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.14	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.04 [1]	0.10 [1]	0.08 [1]	0.02 [1]	(0.01)
Net realized and unrealized gain (loss)	(1.64)	2.33	1.21	0.96	0.60

Net increase (decrease) from investment operations	(1.60)	2.43	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	(0.03)	(0.12)	(0.03)	—	—
Net realized capital gain	(1.67)	(1.66)	(1.38)	—	—

Total dividends and distributions	(1.70)	(1.78)	(1.41)	—	—

Redemption fees added to paid-in capital	—	— [2]	— [2]	— [2]	—

Net asset value, end of period	$10.84	$14.14	$13.49	$13.61	$12.63

Total Investment Return
Based on net asset value	(12.38)%[3]	19.10%[4]	10.45%[4]	7.76%[3,4]	4.89%[3]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.25%[5]	1.20%	1.25%	1.25%[5]	1.25%[5]

Total expenses	1.28%[5]	1.24%	1.50%	1.54%[5]	1.49%[5]

Net investment income	0.69%[5]	0.68%	0.61%	0.20%[5]	0.39%[5]

Supplemental Data
Net assets, end of period (000)	$2,703	$3,716	$3,130	$889	$1,374

Portfolio turnover	54%	202%	153%	60%	53%

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor A
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
	(Unaudited)	2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$14.00	$13.38	$13.49	$12.53	$11.92	$8.91	$10.53

Net investment income	0.04 [1]	0.08 [1]	0.08 [1]	0.02 [1]	0.07	0.05	0.06
Net realized and unrealized gain (loss)	(1.62)	2.32	1.21	0.94	1.45	3.02	(1.22)

Net increase (decrease) from investment operations	(1.58)	2.40	1.29	0.96	1.52	3.07	(1.16)

Dividends and distributions from:
Net investment income	(0.03)	(0.12)	(0.02)	—	(0.11)	(0.06)	—
Net realized capital gain	(1.67)	(1.66)	(1.38)	—	(0.80)	—	(0.46)

Total dividends and distributions	(1.70)	(1.78)	(1.40)	—	(0.91)	(0.06)	(0.46)

Redemption fees added to paid-in capital	—	— [2]	— [2]	— [2]	—	—	—

Net asset value, end of period	$10.72	$14.00	$13.38	$13.49	$12.53	$11.92	$8.91

Total Investment Return
Based on net asset value[7]	(12.37)%[3]	19.02%[4]	10.56%[4]	7.66%[3,4]	12.98%[3]	34.51%	(10.61)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.25%[5]	1.25%	1.25%	1.25%[5]	1.24%[5]	1.28%	1.29%

Total expenses	1.43%[5]	1.40%	1.56%	1.64%[5]	1.38%[5]	1.33%	1.48%

Net investment income	0.71%[5]	0.61%	0.62%	0.24%[5]	0.92%[5]	0.47%	0.65%

Supplemental Data
Net assets, end of period (000)	$566,483	$642,264	$497,964	$500,479	$448,237	$363,188	$194,034

Portfolio turnover	54%	202%	153%	60%	53%	86%	66%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Based on average shares outstanding.
[2]	Redemption fees added to paid-in capital are less than $0.01 per share.
[3]	Aggregate total investment return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Annualized.
[6]	Commenced operations on January 28, 2005.
[7]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	95

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
		2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.92	$12.46	$12.73	$11.87	$11.28	$8.45	$10.05

Net investment loss	— [1,2]	(0.01)[2]	(0.02)[2]	(0.04)[2]	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(1.49)	2.15	1.13	0.90	1.41	2.85	(1.15)

Net increase (decrease) from investment operations	(1.49)	2.14	1.11	0.86	1.38	2.83	(1.16)

Dividends and distributions from:
Net investment income	—	(0.02)	—	—	(0.01)	—	—
Net realized capital gain	(1.59)	(1.66)	(1.38)	—	(0.78)	—	(0.44)

Total dividends and distributions	(1.59)	(1.68)	(1.38)	—	(0.79)	—	(0.44)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$9.84	$12.92	$12.46	$12.73	$11.87	$11.28	$8.45

Total Investment Return
Based on net asset value[4]	(12.65)%[5]	18.18%[6]	9.63%[6]	7.25%[5,6]	12.39%[5]	33.53%[5]	(11.13)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.00%[7]	2.00%	2.00%	2.00%[7]	1.99%[7]	1.98%	1.99%

Total expenses	2.26%[7]	2.23%	2.25%	2.29%[7]	2.09%[7]	2.03%	2.18%

Net investment income (loss)	(0.05)%[7]	(0.09)%	(0.13)%	(0.52)%[7]	0.20%[7]	(0.24)%	(0.05)%

Supplemental Data
Net assets, end of period (000)	$86,979	$119,768	$124,089	$131,651	$128,568	$109,815	$79,536

Portfolio turnover	54%	202%	153%	60%	53%	86%	66%

See Notes to Financial Statements.

96	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
		2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.90	$12.46	$12.73	$11.87	$11.28	$8.45	$10.04

Net investment loss	— [1,2]	(0.02)[2]	(0.02)[2]	(0.04)[2]	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(1.49)	2.15	1.13	0.90	1.40	2.85	(1.14)

Net increase (decrease) from investment operations	(1.49)	2.13	1.11	0.86	1.37	2.83	(1.15)

Dividends and distributions from:
Net investment income	—	(0.03)	—	—	(0.01)	—	—
Net realized capital gain	(1.60)	(1.66)	(1.38)	—	(0.77)	—	(0.44)

Total dividends and distributions	(1.60)	(1.69)	(1.38)	—	(0.78)	—	(0.44)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$9.81	$12.90	$12.46	$12.73	$11.87	$11.28	$8.45

Total Investment Return
Based on net asset value[4]	(12.65)%[5]	18.16%[6]	9.63%[6]	7.25%[5,6]	12.40%[5]	33.53%	(11.09)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.00%[7]	2.00%	2.00%	2.00%[7]	1.99%[7]	1.98%	1.99%

Total expenses	2.19%[7]	2.21%	2.15%	2.29%[7]	2.09%[7]	2.03%	2.19%

Net investment income (loss)	(0.04)%[7]	(0.14)%	(0.13)%	(0.50)%[7]	0.19%[7]	(0.24)%	(0.04)%

Supplemental Data
Net assets, end of period (000)	$139,029	$173,731	$137,382	$103,344	$91,657	$82,758	$58,499

Portfolio turnover	54%	202%	153%	60%	53%	86%	66%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Net investment loss is less than $0.005 per share.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	97

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.49	$10.70	$10.44	$8.76	$7.57	$6.06	$12.92	$10.27	$10.07	$8.46	$7.33	$5.89

Net investment loss	(0.02)[2]	(0.07)[2]	(0.06)[2]	(0.07)[2]	(0.06)[2]	(0.05)	(0.04)[2]	(0.09)[2]	(0.11)[2]	(0.07)[2]	(0.08)[2]	(0.07)
Net realized and unrealized gain (loss)	(1.39)	2.86	0.45	1.75	1.25	1.56	(1.34)	2.74	0.44	1.68	1.21	1.51

Net increase (decrease) from investment operations	(1.41)	2.79	0.39	1.68	1.19	1.51	(1.38)	2.65	0.33	1.61	1.13	1.44

Dividends and distributions from:
Net realized capital gain	—	—	(0.13)	—	—	—	—	—	(0.13)	—	—	—

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	— [3]	— [3]	—	— [3]	— [3]	— [3]	— [3]	— [3]

Net asset value, end of period	$12.08	$13.49	$10.70	$10.44	$8.76	$7.57	$11.54	$12.92	$10.27	$10.07	$8.46	$7.33

Total Investment Return
Based on net asset value	(10.45)%[4]	26.08%[5]	3.75%[5]	19.18%[5]	15.72%[5]	24.92%[5]	(10.68)%[4]	25.80%[5]	3.29%[5]	19.03%[5]	15.42%[5]	24.45%[5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.07%[6]	1.05%	1.08%	1.23%	1.23%	1.21%	1.44%[6]	1.22%	1.53%	1.53%	1.53%	1.51%

Total expenses	1.07%[6]	1.06%	1.15%	1.41%	1.28%	1.23%	1.44%[6]	1.32%	2.02%	1.60%	1.56%	1.53%

Net investment loss	(0.33)%[6]	(0.59)%	(0.60)%	(0.72)%	(0.65)%	(0.52)%	(0.70)%[6]	(0.76)%	(1.06)%	(0.77)%	(0.97)%	(0.80)%

Supplemental Data
Net assets, end of period (000)	$31,488	$75,577	$75,111	$75,407	$40,337	$46,970	$606	$714	$757	$1,136	$10,871	$14,115

Portfolio turnover	20%	53%	64%	85%	29%	168%	20%	53%	64%	85%	29%	168%

	Investor A						Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$12.55	$10.00	$9.82	$8.26	$7.17	$5.77	$11.32	$9.09	$9.00	$7.63	$6.67	$5.41

Net investment loss	(0.05)[2]	(0.12)[2]	(0.11)[2]	(0.11)[2]	(0.09)[2]	(0.07)	(0.09)[2]	(0.18)[2]	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)
Net realized and unrealized gain (loss)	(1.30)	2.67	0.42	1.67	1.18	1.47	(1.16)	2.41	0.39	1.52	1.10	1.37

Net increase (decrease) from investment operations	(1.35)	2.55	0.31	1.56	1.09	1.40	(1.25)	2.23	0.22	1.37	0.96	1.26

Dividends and distributions from:
Net realized capital gain	—	—	(0.13)	—	—	—	—	—	(0.13)	—	—	—

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	— [3]	— [3]	—	— [3]	— [3]	— [3]	— [3]	— [3]

Net asset value, end of period	$11.20	$12.55	$10.00	$9.82	$8.26	$7.17	$10.07	$11.32	$9.09	$9.00	$7.63	$6.67

Total Investment Return
Based on net asset value[7]	(10.76)%[4]	25.50%[5]	3.16%[5]	18.89%[5]	15.20%[5]	24.26%[5]	(11.04)%[4]	24.53%[5]	2.44%[5]	17.96%[5]	14.39%[5]	23.29%[5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.55%[6]	1.57%	1.58%	1.58%	1.67%	1.68%	2.33%[6]	2.25%	2.33%	2.33%	2.44%	2.43%

Total expenses	1.55%[6]	1.60%	1.74%	1.78%	1.77%	1.71%	2.50%[6]	2.46%	2.54%	2.41%	2.45%	2.45%

Net investment loss	(0.81)%[6]	(1.11)%	(1.11)%	(1.14)%	(1.09)%	(0.96)%	(1.59)%[6]	(1.79)%	(1.86)%	(1.82)%	(1.86)%	(1.69)%

Supplemental Data
Net assets, end of period (000)	$235,782	$274,333	$257,729	$290,285	$27,777	$25,960	$30,512	$43,610	$48,635	$59,100	$31,900	$33,982

Portfolio turnover	20%	53%	64%	85%	29%	168%	20%	53%	64%	85%	29%	168%

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Investor C						R
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Period Ended 9/30/07[8]
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$11.32	$9.09	$9.00	$7.63	$6.67	$5.41	$12.55	$9.92

Net investment loss	(0.08)[2]	(0.19)[2]	(0.17)[2]	(0.15)[2]	(0.14)[2]	(0.11)	(0.04)[2]	(0.13)[2]
Net realized and unrealized gain (loss)	(1.17)	2.42	0.39	1.52	1.10	1.37	(1.30)	2.76

Net increase (decrease) from investment operations	(1.25)	2.23	0.22	1.37	0.96	1.26	(1.34)	2.63

Dividends and distributions from:
Net realized capital gain	—	—	(0.13)	—	—	—	—	—

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	— [3]	— [3]	—	— [3]

Net asset value, end of period	$10.07	$11.32	$9.09	$9.00	$7.63	$6.67	$11.21	$12.55

Total Investment Return
Based on net asset value	(11.04)%[4,7]	24.53%[5,7]	2.44%[5,7]	17.96%[5,7]	14.39%[5,7]	23.29%[5,7]	(10.68)%[4]	26.51%[4,5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.26%[6]	2.30%	2.33%	2.33%	2.44%	2.43%	1.55%[6]	1.59%[6]

Total expenses	2.26%[6]	2.31%	2.37%	2.41%	2.45%	2.45%	1.61%[6]	1.63%[6]

Net investment loss	(1.52)%[6]	(1.84)%	(1.86)%	(1.83)%	(1.86)%	(1.69)%	(0.68)%[6]	(1.12)%[6]

Supplemental Data
Net assets, end of period (000)	$16,684	$20,203	$18,047	$20,748	$11,269	$12,212	$707	$25

Portfolio turnover	20%	53%	64%	85%	29%	168%	20%	53%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.
[7]	Total investment returns exclude the effects of sales charges.
[8]	Commenced operations on October 2, 2006.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	99

Financial Highlights (continued)	Aurora Portfolio

	Institutional
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$30.87	$37.15	$43.43	$40.71	$33.18	$25.05

Net investment income (loss)	(0.01)[1]	0.10 [1]	0.08 [1]	(0.04)[1]	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(3.80)	4.82	1.13	6.60	7.66	8.39

Net increase (decrease) from investment operations	(3.81)	4.92	1.21	6.56	7.55	8.28

Dividends and distributions from:
Net realized capital gain	(6.02)	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	— [2]	—	—

Net asset value, end of period	$21.04	$30.87	$37.15	$43.43	$40.71	$33.18

Total Investment Return
Based on net asset value	(15.36)%[3,4]	14.86%[3]	3.40%[3]	16.62%[3]	22.75%	33.21%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.05%[5]	1.01%	1.06%	1.14%	1.10%	1.25%

Total expenses	1.26%[5]	1.11%	1.07%	1.14%	1.10%	1.25%

Net investment income (loss)	(0.08)%[5]	0.32%	0.22%	(0.09)%	(0.27)%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$116,538	$169,479	$153,103	$165,837	$197,475	$142,460

Portfolio turnover	58%	134%	142%	73%	33%	48%

	Investor A						Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$28.75	$35.39	$41.88	$39.49	$32.28	$24.43	$24.06	$31.48	$38.32	$36.67	$30.19	$23.02

Net investment income (loss)	(0.05)[1]	0.01 [1]	(0.05)[1]	(0.16)[1]	(0.22)	(0.19)	(0.11)[1]	(0.19)[1]	(0.29)[1]	(0.40)[1]	(0.45)	(0.36)
Net realized and unrealized gain (loss)	(3.49)	4.55	1.05	6.39	7.45	8.19	(2.80)	3.97	0.94	5.89	6.95	7.68

Net increase (decrease) from investment operations	(3.54)	4.56	1.00	6.23	7.23	8.00	(2.91)	3.78	0.65	5.49	6.50	7.32

Dividends and distributions from:
Net realized capital gain	(5.88)	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	(5.67)	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	— [2]	—	—	— [2]	— [2]	— [2]	— [2]	—	—

Net asset value, end of period	$19.33	$28.75	$35.39	$41.88	$39.49	$32.28	$15.48	$24.06	$31.48	$38.32	$36.67	$30.19

Total Investment Return
Based on net asset value[6]	(15.50)%[3,4]	14.48%[3]	2.95%[3]	16.28%[3]	22.39%	32.90%	(15.83)%[3,4]	13.56%[3]	2.18%[3]	15.44%[3]	21.53%	31.96%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.44%[5]	1.39%	1.44%	1.40%	1.40%	1.55%	2.19%[5]	2.16%	2.19%	2.14%	2.10%	2.25%

Total expenses	1.49%[5]	1.40%	1.56%	1.47%	1.40%	1.55%	2.35%[5]	2.24%	2.23%	2.15%	2.10%	2.25%

Net investment income (loss)	(0.46)%[5]	0.03%	(0.15)%	(0.36)%	(0.57)%	(0.69)%	(1.21)%[5]	(0.75)%	(0.90)%	(1.10)%	(1.27)%	(1.39)%

Supplemental Data
Net assets, end of period (000)	$600,767	$871,699	$1,189,440	$1,690,497	$2,169,836	$1,682,504	$163,505	$250,672	$329,207	$436,642	$470,430	$401,016

Portfolio turnover	58%	134%	142%	73%	33%	48%	58%	134%	142%	73%	33%	48%

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Aurora Portfolio

	Investor C						R
	Six Months Ended March 31, 2008 (Unaudited)	Year ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Period Ended 9/30/07[7]
		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$24.07	$31.47	$38.32	$36.67	$30.18	$23.01	$28.70	$35.21

Net investment loss	(0.11)[1]	(0.18)[1]	(0.29)[1]	(0.42)[1]	(0.45)	(0.35)	(0.06)[1]	(0.16)[1]
Net realized and unrealized gain (loss)	(2.81)	3.98	0.93	5.91	6.96	7.67	(3.47)	4.85

Net increase (decrease) from investment operations	(2.92)	3.80	0.64	5.49	6.51	7.32	(3.53)	4.69

Dividends and distributions from:
Net realized capital gain	(5.68)	(11.20)	(7.49)	(3.84)	(0.02)	(0.15)	(6.02)	(11.20)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	— [2]	—	—	— [2]	— [2]

Net asset value, end of period	$15.47	$24.07	$31.47	$38.32	$36.67	$30.18	$19.15	$28.70

Total Investment Return
Based on net asset value	(15.86)%[3,4,6]	13.64%[3,6]	2.16%[3,6]	15.45%[3,6]	21.57%[6]	31.97%[6]	(15.59)%[3,4]	14.87%[3,4]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.19%[5]	2.13%	2.19%	2.14%	2.10%	2.25%	1.56%[5]	1.50%[5]

Total expenses	2.27%[5]	2.17%	2.22%	2.15%	2.10%	2.25%	1.68%[5]	1.50%[5]

Net investment loss	(1.21)%[5]	(0.72)%	(0.90)%	(1.10)%	(1.27)%	(1.39)%	(0.56)%[5]	(0.57)%[5]

Supplemental Data
Net assets, end of period (000)	$137,897	$209,820	$283,562	$405,952	$493,980	$409,076	$1,336	$1,141

Portfolio turnover	58%	134%	142%	73%	33%	48%	58%	134%

[1]	Based on average shares outstanding.
[2]	Redemption fees added to paid-in capital are less than $0.01 per share.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Total investment returns exclude the effects of sales charges.
[7]	Commenced operations on October 2, 2006.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	101

Financial Highlights (continued)	Small/Mid-Cap Growth Portfolio

	Institutional
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$18.24	$15.51	$15.16	$12.49	$12.11	$9.06

Net investment loss	(0.03)[1]	(0.12)[1]	(0.10)[1]	(0.17)[1]	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(1.85)	3.68	1.09	2.84	0.48	3.13

Net increase (decrease) from investment operations	(1.88)	3.56	0.99	2.67	0.38	3.05

Dividends and distributions from:
Net realized capital gain	(2.89)	(0.83)	(0.64)	—	—	—

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	— [2]	—	—

Net asset value, end of period	$13.47	$18.24	$15.51	$15.16	$12.49	$12.11

Total Investment Return
Based on net asset value	(11.85)%[3,4]	23.74%[3]	6.63%[3]	21.38%[3]	3.14%	33.66%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.10%[5]	1.05%	0.99%	1.10%	1.09%	1.10%

Total expenses	1.42%[5]	1.38%	1.06%	1.28%	1.28%	1.55%

Net investment loss	(0.33)%[5]	(0.71)%	(0.64)%	(0.72)%	(0.80)%	(0.78)%

Supplemental Data
Net assets, end of period (000)	$19,786	$26,976	$23,866	$20,133	$87,520	$7,809

Portfolio turnover	32%	76%	49%	122%	208%	167%

	Investor A						Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$17.24	$14.74	$14.48	$11.96	$11.63	$8.73	$15.09	$13.10	$13.03	$10.84	$10.62	$8.03

Net investment loss	(0.04)[1]	(0.15)[1]	(0.15)[1]	(0.13)[1]	(0.14)	(0.11)	(0.08)[1]	(0.24)[1]	(0.23)[1]	(0.19)[1]	(0.21)	(0.16)
Net realized and unrealized gain (loss)	(1.74)	3.48	1.05	2.65	0.47	3.01	(1.51)	3.06	0.94	2.38	0.43	2.75

Net increase (decrease) from investment operations	(1.78)	3.33	0.90	2.52	0.33	2.90	(1.59)	2.82	0.71	2.19	0.22	2.59

Dividends and distributions from:
Net realized capital gain	(2.86)	(0.83)	(0.64)	—	—	—	(2.71)	(0.83)	(0.64)	—	—	—

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	— [2]	—	—	— [2]	— [2]	— [2]	— [2]	—	—

Net asset value, end of period	$12.60	$17.24	$14.74	$14.48	$11.96	$11.63	$10.79	$15.09	$13.10	$13.03	$10.84	$10.62

Total Investment Return
Based on net asset value[6]	(11.96)%[3,4]	23.41%[3]	6.31%[3]	21.07%[3]	2.84%	33.22%	(12.29)%[3,4]	22.40%[3]	5.52%[3]	20.20%[3]	2.17%	32.25%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.35%[5]	1.26%	1.35%	1.37%*	1.39%	1.40%	2.10%[5]	2.09%	2.10%	2.10%	2.09%	2.10%

Total expenses	1.46%[5]	1.42%	1.66%	1.64%	1.56%	1.78%	2.45%[5]	2.40%	2.40%	2.30%	2.25%	2.54%

Net investment loss	(0.58)%[5]	(0.92)%	(1.00)%	(0.87)%	(1.09)%	(1.10)%	(1.33)%[5]	(1.75)%	(1.75)%	(1.58)%	(1.79)%	(1.78)%

Supplemental Data
Net assets, end of period (000)	$179,757	$218,851	$209,646	$215,622	$268,065	$117,571	$15,065	$21,110	$23,085	$24,925	$24,880	$19,797

Portfolio turnover	32%	76%	49%	122%	208%	167%	32%	76%	49%	122%	208%	167%

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Small/Mid-Cap Growth Portfolio

	Investor C						R
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Period Ended 9/30/07[7]
		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$15.12	$13.12	$13.06	$10.87	$10.64	$8.05	$17.18	$14.54

Net investment loss	(0.08)[1]	(0.24)[1]	(0.23)[1]	(0.20)[1]	(0.21)	(0.16)	(0.06)[1]	(0.20)[1]
Net realized and unrealized gain (loss)	(1.51)	3.07	0.93	2.39	0.44	2.75	(1.72)	3.67

Net increase (decrease) from investment operations	(1.59)	2.83	0.70	2.19	0.23	2.59	(1.78)	3.47

Dividends and distributions from:
Net realized capital gain	(2.73)	(0.83)	(0.64)	—	—	—	(2.90)	(0.83)

Redemption fees added to paid-in capital	— [2]	— [2]	— [2]	— [2]	—	—	— [2]	— [2]

Net asset value, end of period	$10.80	$15.12	$13.12	$13.06	$10.87	$10.64	$12.50	$17.18

Total Investment Return
Based on net asset value	(12.32)%[3,4,6]	22.44%[3,6]	5.43%[3,6]	20.15%[3,6]	2.16%[6]	32.17%[6]	(12.04)%[3,4]	24.68%[3,4]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.10%[5]	2.07%	2.10%	2.10%	2.09%	2.10%	1.59%[5]	1.56%[5]

Total expenses	2.25%[5]	2.23%	2.30%	2.32%	2.26%	2.51%	2.00%[5]	1.81%[5]

Net investment loss	(1.33)%[5]	(1.73)%	(1.75)%	(1.60)%	(1.79)%	(1.79)%	(0.79)%[5]	(1.22)%[5]

Supplemental Data
Net assets, end of period (000)	$14,408	$17,047	$17,041	$20,963	$29,627	$13,530	$1,597	$1,071

Portfolio turnover	32%	76%	49%	122%	208%	167%	32%	76%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.31%.
[1]	Based on average shares outstanding.
[2]	Redemption fees added to paid-in capital are less than $0.01 per share.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Total investment returns exclude the effects of sales charges.
[7]	Commenced operations on October 2, 2006.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	103

Financial Highlights (continued)	Small Cap Value Equity Portfolio

	BlackRock					Institutional
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,			Period Ended 9/30/04[1]	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005			2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$11.83	$13.46	$15.16	$15.23	$16.02	$11.86	$13.49	$15.17	$15.22	$14.17	$12.81

Net investment income (loss)	0.03 [3]	0.04 [3]	— [3,4]	0.02 [3]	— [3,4]	0.04 [3]	0.07 [3]	0.03 [3]	0.04 [3]	(0.02)[3]	0.01
Net realized and unrealized gain (loss)	(1.40)	1.27	1.21	2.90	(0.79)	(1.40)	1.28	1.21	2.90	2.86	3.31

Net increase (decrease) from investment operations	(1.37)	1.31	1.21	2.92	(0.79)	(1.36)	1.35	1.24	2.94	2.84	3.32

Dividends and distributions from:
Net investment income	(0.29)	(0.29)	(0.17)	—	—	(0.33)	(0.33)	(0.18)	—	—	—
Net realized capital gain	(1.51)	(2.65)	(2.74)	(2.99)	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)

Total dividends and distributions	(1.80)	(2.94)	(2.91)	(2.99)	—	(1.84)	(2.98)	(2.92)	(2.99)	(1.79)	(1.96)

Redemption fees added to paid-in capital[5]	—	—	—	—	—	—	—	—	—	—	—

Net asset value, end of period	$8.66	$11.83	$13.46	$15.16	$15.23	$8.66	$11.86	$13.49	$15.17	$15.22	$14.17

Total Investment Return
Based on net asset value[6]	(13.46)%[7]	9.90%	9.61%	20.60%	(4.93)%[7]	(13.43)%[7]	10.20%	9.81%	20.77%	20.87%	29.96%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.10%[8]	1.08%	1.10%	1.07%	1.10%[8]	0.90%[8]	0.86%	0.89%	0.97%	0.95%	0.91%

Total expenses	1.23%[8]	1.10%	1.12%	1.08%	1.33%[8]	1.00%[8]	0.87%	0.91%	1.00%	0.98%	0.94%

Net investment income (loss)	0.58%[8]	0.32%	(0.01)%	0.16%	(0.17)%[8]	0.78%[8]	0.57%	0.23%	0.26%	(0.15)%	0.09%

Supplemental Data
Net assets, end of period (000)	$3,182	$4,929	$4,454	$5,162	$4,787	$22,751	$27,999	$36,480	$68,880	$66,083	$69,641

Portfolio turnover	48%	108%	123%	133%	154%	48%	108%	123%	133%	154%	240%

	Service						Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[2]		2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$11.57	$13.21	$14.95	$15.07	$14.09	$12.77	$11.45	$13.11	$14.86	$15.00	$14.04	$12.76

Net investment income (loss)	0.02 [3]	0.04 [3]	(0.02)[3]	— [3,4]	(0.07)[3]	(0.03)	0.02 [3]	0.02 [3]	(0.03)[3]	— [3,4]	(0.09)[3]	(0.05)
Net realized and unrealized gain (loss)	(1.36)	1.25	1.19	2.87	2.84	3.31	(1.35)	1.24	1.19	2.85	2.84	3.29

Net increase (decrease) from investment operations	(1.34)	1.29	1.17	2.87	2.77	3.28	(1.33)	1.26	1.16	2.85	2.75	3.24

Dividends and distributions from:
Net investment income	(0.30)	(0.28)	(0.17)	—	—	—	(0.28)	(0.27)	(0.17)	—	—	—
Net realized capital gain	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)

Total dividends and distributions	(1.81)	(2.93)	(2.91)	(2.99)	(1.79)	(1.96)	(1.79)	(2.92)	(2.91)	(2.99)	(1.79)	(1.96)

Redemption fees added to paid-in capital[5]	—	—	—	—	—	—	—	—	—	—	—	—

Net asset value, end of period	$8.42	$11.57	$13.21	$14.95	$15.07	$14.09	$8.33	$11.45	$13.11	$14.86	$15.00	$14.04

Total Investment Return
Based on net asset value[6]	(13.55)%[7]	9.92%	9.45%	20.46%	20.45%	29.70%	(13.60)%[7,9]	9.79%[9]	9.40%[9]	20.43%[9]	20.38%[9]	29.37%[9]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.26%[8]	1.10%	1.27%	1.24%	1.25%	1.21%	1.32%[8]	1.23%	1.29%	1.24%	1.35%	1.38%

Total expenses	1.39%[8]	1.12%	1.32%	1.25%	1.29%	1.24%	1.41%[8]	1.24%	1.40%	1.35%	1.47%	1.41%

Net investment income (loss)	0.43%[8]	0.34%	(0.18)%	(0.03)%	(0.45)%	(0.19)%	0.36%[8]	0.17%	(0.19)%	(0.01)%	(0.55)%	(0.37)%

Supplemental Data
Net assets, end of period(000)	$1,726	$2,143	$3,852	$3,405	$3,288	$4,139	$18,676	$25,737	$27,943	$31,889	$35,240	$38,052

Portfolio turnover	48%	108%	123%	133%	154%	240%	48%	108%	123%	133%	154%	240%

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Small Cap Value Equity Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[2]		2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$9.53	$11.30	$13.28	$13.77	$13.11	$12.11	$9.50	$11.31	$13.28	$13.78	$13.11	$12.12

Net investment loss	(0.02)[3]	(0.05)[3]	(0.12)[3]	(0.10)[3]	(0.19)[3]	(0.13)	(0.02)[3]	(0.06)[3]	(0.11)[3]	(0.10)[3]	(0.19)[3]	(0.14)
Net realized and unrealized gain (loss)	(1.09)	1.07	1.03	2.60	2.64	3.09	(1.08)	1.05	1.03	2.59	2.65	3.09

Net increase (decrease) from investment operations	(1.11)	1.02	0.91	2.50	2.45	2.96	(1.10)	0.99	0.92	2.49	2.46	2.95

Dividends and distributions from:
Net investment income	(0.20)	(0.14)	(0.15)	—	—	—	(0.20)	(0.15)	(0.15)	—	—	—
Net realized capital gain	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.96)

Total dividends and distributions	(1.71)	(2.79)	(2.89)	(2.99)	(1.79)	(1.96)	(1.71)	(2.80)	(2.89)	(2.99)	(1.79)	(1.96)

Redemption fees added to paid-in capital[5]	—	—	—	—	—	—	—	—	—	—	—	—

Net asset value, end of period	$6.71	$9.53	$11.30	$13.28	$13.77	$13.11	$6.69	$9.50	$11.31	$13.28	$13.78	$13.11

Total Investment Return
Based on net asset value[6,9]	(13.95)%[7]	9.08%	8.46%	19.58%	19.45%	28.52%	(13.88)%[7]	8.80%	8.56%	19.49%	19.53%	28.42%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.18%[8]	1.92%	2.12%	2.00%	2.07%	2.13%	2.17%[8]	2.04%	2.10%	2.00%	2.09%	2.13%

Total expenses	2.39%[8]	2.08%	2.23%	2.00%	2.09%	2.16%	2.27%[8]	2.05%	2.11%	2.00%	2.11%	2.16%

Net investment loss	(0.51)%[8]	(0.48)%	(1.01)%	(0.76)%	(1.28)%	(1.12)%	(0.49)%[8]	(0.64)%	(1.00)%	(0.76)%	(1.30)%	(1.13)%

Supplemental Data
Net assets, end of period (000)	$2,728	$4,479	$7,373	$12,848	$15,952	$15,019	$2,632	$3,622	$4,643	$6,414	$6,715	$5,839

Portfolio turnover	48%	108%	123%	133%	154%	240%	48%	108%	123%	133%	154%	240%

[1]	Commenced operations on April 12, 2004.
[2]	Audited by other auditors.
[3]	Based on average shares outstanding.
[4]	Net investment loss is less than $0.005 per share.
[5]	Redemption fees added to paid-in capital are less than $0.01 per share.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]	Annualized.
[9]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	105

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$21.21	$18.50	$17.62	$14.77	$11.99	$8.35	$21.05	$18.41	$17.59	$14.73	$11.99	$8.35

Net investment income (loss)	0.01 [2]	(0.13)[2]	(0.12)[2]	(0.10)[2]	(0.13)[2]	(0.06)	(0.02)[2]	(0.18)[2]	(0.18)[2]	(0.13)[2]	(0.20)[2]	— [3]
Net realized and unrealized gain (loss)	(3.22)	3.15	1.30	3.06	3.01	3.70	(3.19)	3.13	1.30	3.10	3.04	3.64

Net increase (decrease) from investment operations	(3.21)	3.02	1.18	2.96	2.88	3.64	(3.21)	2.95	1.12	2.97	2.84	3.64

Dividends and distributions from:
Net realized capital gain	(1.67)	(0.31)	(0.30)	(0.11)	(0.15)	—	(1.62)	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	0.05	—	— [4]	— [4]	— [4]	— [4]	0.05	—

Net asset value, end of period	$16.33	$21.21	$18.50	$17.62	$14.77	$11.99	$16.22	$21.05	$18.41	$17.59	$14.73	$11.99

Total Investment Return
Based on net asset value	(15.95)%[5,6]	16.46%[5]	6.81%[5]	20.10%[5]	24.51%[7]	43.59%	(16.06)%[5,6]	16.15%[5]	6.47%[5]	20.22%[5]	24.17%[7]	43.59%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.29%[8]	1.30%	1.30%	1.30%	1.30%	1.30%	1.56%[8]	1.57%	1.60%	1.60%	1.60%	1.60%

Total expenses	1.33%[8]	1.38%	1.47%	1.81%	2.37%	2.96%	1.57%[8]	1.59%	1.64%	2.01%	2.67%	3.26%

Net investment income (loss)	0.12%[8]	(0.62)%	(0.68)%	(0.59)%	(0.89)%	(0.62)%	(0.17)%[8]	(0.88)%	(0.99)%	(0.80)%	(1.19)%	(0.92)%

Supplemental Data
Net assets, end of period (000)	$36,736	$33,707	$24,172	$12,641	$1,802	$1,238	$3,633	$4,909	$2,776	$94	$— [9]	$— [9]

Portfolio turnover	37%	103%	111%	118%	78%	218%	37%	103%	111%	118%	78%	218%

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$20.86	$18.27	$17.49	$14.71	$11.99	$8.35

Net investment loss	(0.03)[2]	(0.21)[2]	(0.20)[2]	(0.17)[2]	(0.24)[2]	— [3]
Net realized and unrealized gain (loss)	(3.17)	3.11	1.28	3.06	3.04	3.64

Net increase (decrease) from investment operations	(3.20)	2.90	1.08	2.89	2.80	3.64

Dividends and distributions from:
Net realized capital gain	(1.59)	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	0.07	—

Net asset value, end of period	$16.07	$20.86	$18.27	$17.49	$14.71	$11.99

Total Investment Return
Based on net asset value[10]	(16.13)%[5,6]	16.00%[5]	6.28%[5]	19.71%[5]	24.01%[11]	43.59%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.75%[8]	1.74%	1.73%	1.71%	1.74%	1.77%

Total expenses	1.80%[8]	1.80%	1.90%	2.17%	2.89%	3.43%

Net investment loss	(0.36)%[8]	(1.06)%	(1.11)%	(1.01)%	(1.32)%	(1.09)%

Supplemental Data
Net assets, end of period (000)	$25,435	$29,070	$20,973	$11,997	$3,154	$7

Portfolio turnover	37%	103%	111%	118%	78%	218%

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$20.23	$17.87	$17.24	$14.61	$11.99	$8.35

Net investment loss	(0.10)[2]	(0.36)[2]	(0.33)[2]	(0.28)[2]	(0.37)[2]	— [3]
Net realized and unrealized gain (loss)	(3.08)	3.03	1.26	3.02	3.07	3.64

Net increase (decrease) from investment operations	(3.18)	2.67	0.93	2.74	2.70	3.64

Dividends and distributions from:
Net realized capital gain	(1.42)	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	0.07	—

Net asset value, end of period	$15.63	$20.23	$17.87	$17.24	$14.61	$11.99

Total Investment Return
Based on net asset value[10]	(16.48)%[5,6]	15.06%[5]	5.49%[5]	18.81%[5]	23.17%[11]	43.59%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.51%[8]	2.51%	2.49%	2.44%	2.49%	2.52%

Total expenses	2.56%[8]	2.57%	2.55%	2.81%	3.56%	4.18%

Net investment loss	(1.12)%[8]	(1.84)%	(1.87)%	(1.74)%	(2.07)%	(1.84)%

Supplemental Data
Net assets, end of period (000)	$6,666	$8,956	$8,326	$6,303	$1,157	$— [9]

Portfolio turnover	37%	103%	111%	118%	78%	218%

	Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$20.25	$17.87	$17.23	$14.60	$11.99	$8.35

Net investment loss	(0.10)[2]	(0.35)[2]	(0.32)[2]	(0.28)[2]	(0.28)[2]	— [3]
Net realized and unrealized gain (loss)	(3.07)	3.04	1.26	3.02	2.99	3.64

Net increase (decrease) from investment operations	(3.17)	2.69	0.94	2.74	2.71	3.64

Dividends and distributions from:
Net realized capital gain	(1.47)	(0.31)	(0.30)	(0.11)	(0.15)	—

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	0.05	—

Net asset value, end of period	$15.61	$20.25	$17.87	$17.23	$14.60	$11.99

Total Investment Return
Based on net asset value[10]	(16.45)%[5,6]	15.17%[5]	5.55%[5]	18.82%[5]	23.08%[7]	43.59%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.48%[8]	2.48%	2.44%	2.44%	2.47%	2.52%

Total expenses	2.51%[8]	2.54%	2.48%	2.80%	3.56%	4.18%

Net investment loss	(1.08)%[8]	(1.81)%	(1.81)%	(1.74)%	(2.03)%	(1.84)%

Supplemental Data
Net assets, end of period (000)	$28,047	$32,677	$26,151	$17,266	$3,352	$— [9]

Portfolio turnover	37%	103%	111%	118%	78%	218%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Net investment loss is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.01 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.42%.
[8]	Annualized.
[9]	Net assets end of period are less than $500.
[10]	Total investment returns exclude the effects of sales charges.
[11]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.59%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	107

Financial Highlights (continued)	Small Cap Growth Equity Portfolio

	Institutional							Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,						Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007		2006	2005	2004	2003[1]		2007		2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$23.71	$19.26		$17.29	$14.52	$12.26	$9.00	$22.58	$18.38		$16.54	$13.92	$11.79	$8.67

Net investment income (loss)	0.03 [2]	(0.07	) [2]	(0.09)[2]	(0.06)[2]	(0.11)[2]	(0.09)	— [2,3]	(0.11)[2]		(0.13)[2]	(0.11)[2]	(0.15)[2]	(0.12)
Net realized and unrealized gain (loss)	(2.00)	4.52		2.06	2.82	2.37	3.35	(1.91)	4.31		1.97	2.72	2.28	3.24

Net increase (decrease) from investment operations	(1.97)	4.45		1.97	2.76	2.26	3.26	(1.91)	4.20		1.84	2.61	2.13	3.12

Redemption fees added to paid-in capital	— [4]	—	[4]	— [4]	0.01	— [4]	— [4]	— [4]	—	[4]	— [4]	0.01	— [4]	— [4]

Net asset value, end of period	$21.74	$23.71		$19.26	$17.29	$14.52	$12.26	$20.67	$22.58		$18.38	$16.54	$13.92	$11.79

Total Investment Return
Based on net asset value	(8.31)%[5,6]	23.11	% [5]	11.39%[5]	19.08%[7]	18.43%[5]	36.22%[5]	(8.46)%[5,6]	22.85%[5]		11.12%[5]	18.82%[7]	18.07%[5]	35.99%[5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.79%[8]	0.82%		0.83%	0.94%	0.92%	0.89%	1.11%[8]	1.02%		1.08%	1.19%	1.20%	1.19%

Total expenses	0.79%[8]	0.82%		0.83%	0.95%	0.93%	0.92%	1.11%[8]	1.02%		1.08%	1.19%	1.20%	1.22%

Net investment income (loss)	0.29%[8]	(0.34)%		(0.48)%	(0.40)%	(0.73)%	(0.75)%	(0.02)%[8]	(0.54)%		(0.73)%	(0.70)%	(1.02)%	(1.05)%

Supplemental Data
Net assets, end of period (000)	$635,210	$587,586		$426,000	$357,857	$272,324	$164,856	$35,905	$35,945		$26,422	$24,491	$29,569	$23,466

Portfolio turnover	52%	81%		74%	91%	81%	167%	52%	81%		74%	91%	81%	167%

	Investor A							Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,						Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007		2006	2005	2004	2003[1]		2007		2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$21.97	$17.90		$16.12	$13.57	$11.51	$8.48	$19.57	$16.07		$14.61	$12.39	$10.59	$7.86

Net investment income (loss)	— [2,3]	(0.13)[2]		(0.14)[2]	(0.10)[2]	(0.16)[2]	(0.13)	(0.10)[2]	(0.26	) [2]	(0.27)[2]	(0.20)[2]	(0.24)[2]	(0.19)
Net realized and unrealized gain (loss)	(1.86)	4.20		1.92	2.64	2.22	3.16	(1.65)	3.76		1.73	2.41	2.04	2.92

Net increase (decrease) from investment operations	(1.86)	4.07		1.78	2.54	2.06	3.03	(1.75)	3.50		1.46	2.21	1.80	2.73

Redemption fees added to paid-in capital	— [4]	—	[4]	— [4]	0.01	— [4]	— [4]	— [4]	—	[4]	— [4]	0.01	— [4]	— [4]

Net asset value, end of period	$20.11	$21.97		$17.90	$16.12	$13.57	$11.51	$17.82	$19.57		$16.07	$14.61	$12.39	$10.59

Total Investment Return
Based on net asset value[9]	(8.47)%[5,6]	22.74%[5]		11.04%[5]	18.79%[7]	17.90%[5]	35.73%[5]	(8.94)%[5,6]	21.78%[5]		9.99%[5]	17.92%[10]	17.00%[5]	34.73%[5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.13%[8]	1.12%		1.15%	1.19%	1.30%	1.37%	2.15%[8]	1.92%		2.11%	1.94%	2.07%	2.11%

Total expenses	1.13%[8]	1.12%		1.25%	1.29%	1.40%	1.40%	2.15%[8]	2.02%		2.30%	1.94%	2.07%	2.14%

Net investment loss	(0.03)%[8]	(0.64)%		(0.80)%	(0.66)%	(1.12)%	(1.22)%	(1.06)%[8]	(1.44)%		(1.77)%	(1.45)%	(1.89)%	(1.97)%

Supplemental Data
Net assets, end of period (000)	$194,720	$189,575		$176,250	$160,374	$131,795	$102,642	$7,392	$10,222		$10,649	$15,516	$23,983	$24,167

Portfolio turnover	52%	81%		74%	91%	81%	167%	52%	81%		74%	91%	81%	167%

See Notes to Financial Statements.

108	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$19.57	$16.09	$14.62	$12.40	$10.60	$7.86

Net investment loss	(0.09)[2]	(0.29)[2]	(0.26)[2]	(0.19)[2]	(0.25)[2]	(0.18)
Net realized and unrealized gain (loss)	(1.65)	3.77	1.73	2.40	2.05	2.92

Net increase (decrease) from investment operations	(1.74)	3.48	1.47	2.21	1.80	2.74

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	0.01	— [4]	— [4]

Net asset value, end of period	$17.83	$19.57	$16.09	$14.62	$12.40	$10.60

Total Investment Return
Based on net asset value[9]	(8.89)%[5,6]	21.63%[5]	10.05%[5]	17.90%[10]	16.98%[5]	34.86%[5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.06%[8]	2.04%	2.02%	1.94%	2.08%	2.11%

Total expenses	2.06%[8]	2.09%	2.02%	1.94%	2.08%	2.14%

Net investment loss	(0.98)%[8]	(1.56)%	(1.68)%	(1.41)%	(1.90)%	(1.97)%

Supplemental Data
Net assets, end of period (000)	$21,705	$21,847	$15,667	$15,434	$13,989	$11,396

Portfolio turnover	52%	81%	74%	91%	81%	167%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Net investment loss is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.01 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.
[8]	Annualized.
[9]	Total investment returns exclude the effects of sales charges.
[10]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.08%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	109

Global Science & Technology
Financial Highlights (continued)	Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.03	$7.20	$6.61	$5.42	$5.46	$3.59	$8.83	$7.07	$6.51	$5.35	$5.41	$3.57

Net investment loss	(0.02)[2]	(0.03)[2]	(0.03)[2]	(0.04)[2]	(0.07)[2]	(0.05)	(0.04)[2]	(0.07)[2]	(0.05)[2]	(0.06)[2]	(0.08)[2]	(0.06)[2]
Net realized and unrealized gain (loss)	(1.25)	1.86	0.61	1.23	0.03	1.92	(1.22)	1.83	0.60	1.22	0.02	1.90

Net increase (decrease) from investment operations	(1.27)	1.83	0.58	1.19	(0.04)	1.87	(1.26)	1.76	0.55	1.16	(0.06)	1.84

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	—	— [3]	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of period	$7.76	$9.03	$7.20	$6.61	$5.42	$5.46	$7.57	$8.83	$7.07	$6.51	$5.35	$5.41

Total Investment Return
Based on net asset value	(14.06)%[4,5]	25.42%[4]	8.93%[6]	21.96%[4]	(0.73)%[4]	52.09%	(14.27)%[4,5]	24.89%[4]	8.60%[6]	21.68%[4]	(1.11)%[4]	51.54%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.35%[7]	1.35%	1.38%	1.43%	1.43%	1.35%	1.73%[7]	1.73%	1.73%	1.73%	1.73%	1.67%

Total expenses	1.62%[7]	1.91%	1.79%	1.98%	1.63%	1.63%	1.95%[7]	2.30%	2.06%	2.27%	1.94%	1.88%

Net investment loss	(0.52)%[7]	(0.44)%	(0.45)%	(0.73)%	(1.12)%	(1.06)%	(0.90)%[7]	(0.85)%	(0.79)%	(1.04)%	(1.41)%	(1.38)%

Supplemental Data
Net assets, end of period (000)	$1,790	$1,449	$1,262	$847	$1,592	$2,821	$133	$123	$148	$116	$86	$108

Portfolio turnover	54%	92%	132%	113%	115%	226%	54%	92%	132%	113%	115%	226%

	Investor A						Investor B
	Six Months Ended March 31, 2008	Year Ended September 30,					Six Months Ended March 31, 2008	Year Ended September 30,
	(Unaudited)	2007	2006	2005	2004	2003[1]	(Unaudited)	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$7.00	$6.45	$5.31	$5.38	$3.55	$8.26	$6.66	$6.19	$5.13	$5.24	$3.49

Net investment loss	(0.04)[2]	(0.06)[2]	(0.06)[2]	(0.07)[2]	(0.09)[2]	(0.07)	(0.07)[2]	(0.12)[2]	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)
Net realized and unrealized gain (loss)	(1.20)	1.80	0.60	1.21	0.02	1.90	(1.14)	1.72	0.57	1.17	0.02	1.85

Net increase (decrease) from investment operations	(1.24)	1.74	0.54	1.14	(0.07)	1.83	(1.21)	1.60	0.46	1.06	(0.11)	1.75

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	—	— [3]	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of period	$7.50	$8.74	$7.00	$6.45	$5.31	$5.38	$7.05	$8.26	$6.66	$6.19	$5.13	$5.24

Total Investment Return
Based on net asset value[8]	(14.19)%[4,5]	24.86%[4]	8.53%[9]	21.47%[4]	(1.30)%[4]	51.55%	(14.65)%[4,5]	24.02%[4]	7.59%[9]	20.66%[4]	(2.10)%[4]	50.14%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.75%[7]	1.73%	1.77%	1.84%	1.89%	1.83%	2.64%[7]	2.50%	2.63%	2.59%	2.65%	2.57%

Total expenses	1.94%[7]	2.16%	2.27%	2.35%	2.14%	2.10%	2.89%[7]	3.01%	3.06%	3.00%	2.82%	2.85%

Net investment loss	(0.89)%[7]	(0.80)%	(0.83)%	(1.16)%	(1.56)%	(1.53)%	(1.82)%[7]	(1.59)%	(1.73)%	(1.91)%	(2.33)%	(2.28)%

Supplemental Data
Net assets, end of period (000)	$24,916	$21,632	$13,040	$9,688	$9,929	$11,406	$6,783	$9,030	$10,439	$10,998	$12,315	$16,646

Portfolio turnover	54%	92%	132%	113%	115%	226%	54%	92%	132%	113%	115%	226%

See Notes to Financial Statements.

110	SEMI-ANNUAL REPORT	MARCH 31, 2008

Global Science & Technology
Financial Highlights (continued)	Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.25	$6.66	$6.19	$5.14	$5.24	$3.49

Net investment loss	(0.07)[2]	(0.12)[2]	(0.11)[2]	(0.11)[2]	(0.13)[2]	(0.10)
Net realized and unrealized gain (loss)	(1.14)	1.71	0.57	1.16	0.03	1.85

Net increase (decrease) from investment operations	(1.21)	1.59	0.46	1.05	(0.10)	1.75

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	—

Net asset value, end of period	$7.04	$8.25	$6.66	$6.19	$5.14	$5.24

Total Investment Return
Based on net asset value[8]	(14.67)%[4,5]	23.87%[4]	7.59%[9]	20.43%[4]	(1.91)%[4]	50.14%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.59%[7]	2.61%	2.62%	2.59%	2.65%	2.57%

Total expenses	2.64%[7]	2.88%	2.84%	3.00%	2.80%	2.85%

Net investment loss	(1.76)%[7]	(1.69)%	(1.67)%	(1.91)%	(2.33)%	(2.28)%

Supplemental Data
Net assets, end of period (000)	$8,112	$9,755	$6,511	$2,794	$3,244	$4,024

Portfolio turnover	54%	92%	132%	113%	115%	226%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.15%.
[7]	Annualized.
[8]	Total investment returns exclude the effects of sales charges.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.16%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	111

Financial Highlights (continued)	Global Resources Portfolio

	Institutional
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
		2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$63.42	$68.57	$79.62	$58.80	$41.25	$26.85	$23.51

Net investment income (loss)	(0.08)[1]	(0.02)[1]	0.57 [1]	0.15 [1]	(0.08)	0.27	(0.04)
Net realized and unrealized gain (loss)	9.49	14.26	(2.50)	20.67	19.52	14.78	3.38

Net increase (decrease) from investment operations	9.41	14.24	(1.93)	20.82	19.44	15.05	3.34

Dividends and distributions from:
Net investment income	(2.44)	(0.81)	(0.53)	—	(0.34)	(0.65)	—
Net realized capital gain	(6.80)	(18.58)	(8.60)	—	(1.55)	—	—

Total dividends and distributions	(9.24)	(19.39)	(9.13)	—	(1.89)	(0.65)	—

Redemption fees added to paid-in capital	— [2]	— [2]	0.01	— [2]	—	—	—

Net asset value, end of period	$63.59	$63.42	$68.57	$79.62	$58.80	$41.25	$26.85

Total Investment Return
Based on net asset value	15.54%[3,4]	23.55%[3]	(2.89)%[5]	35.41%[3,4]	47.95%[4]	56.49%	14.21%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.03%[6]	1.03%	0.98%	1.04%[6]	1.01%[6]	1.04%	1.30%

Total expenses	1.04%[6]	1.07%	1.02%	1.18%[6]	1.02%[6]	1.04%	1.31%

Net investment income (loss)	(0.25)%[6]	(0.03)%	0.76%	0.42%[6]	(0.16)%[6]	0.79%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$38,240	$37,498	$35,010	$40,906 [6]	$29,188 [6]	$20,044	$10,144

Portfolio turnover	19%	15%	27%	9%	22%	27%	33%

See Notes to Financial Statements.

112	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Global Resources Portfolio

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
		2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81	$22.74

Net investment income (loss)	(0.14)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)	0.21	(0.10)
Net realized and unrealized gain (loss)	8.81	13.41	(2.36)	19.75	18.69	14.15	3.17

Net increase (decrease) from investment operations	8.67	13.25	(2.04)	19.78	18.54	14.36	3.07

Dividends and distributions from:
Net investment income	(2.34)	(0.55)	(0.48)	—	(0.34)	(0.59)	—
Net realized capital gain	(6.80)	(18.58)	(8.60)	—	(1.55)	—	—

Total dividends and distributions	(9.14)	(19.13)	(9.08)	—	(1.89)	(0.59)	—

Redemption fees added to paid-in capital	— [2]	— [2]	0.01	— [2]	—	—	—

Net asset value, end of period	$58.55	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81

Total Investment Return
Based on net asset value[7]	15.41%[3,4]	23.25%[3]	(3.20)%[5]	35.18%[3,4]	47.69%[4]	56.06%	13.50%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.27%[6]	1.29%	1.30%	1.34%[6]	1.36%[6]	1.34%	1.60%

Total expenses	1.27%[6]	1.30%	1.41%	1.52%[6]	1.38%[6]	1.34%	1.61%

Net investment income (loss)	(0.48)%[6]	(0.28)%	0.44%	0.10%[6]	(0.52)%[6]	0.64%	(0.47)%

Supplemental Data
Net assets, end of period (000)	$795,057	$685,590	$683,417	$877,120 [6]	$676,234 [6]	$406,209	$103,987

Portfolio turnover	19%	15%	27%	9%	22%	27%	33%

[1]	Based on average shares outstanding.
[2]	Redemption fees added to paid-in capital are less than $0.01 per share.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.
[6]	Annualized.
[7]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	113

Financial Highlights (continued)	Global Resources Portfolio

	Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
		2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$50.87	$58.19	$69.43	$51.58	$36.52	$23.89	$21.20

Net investment loss	(0.31)[1]	(0.50)[1]	(0.18)[1]	(0.19)[1]	(0.32)	(0.06)	(0.23)
Net realized and unrealized gain (loss)	7.55	11.82	(2.09)	18.04	17.18	13.14	2.92

Net increase (decrease) from investment operations	7.24	11.32	(2.27)	17.85	16.86	13.08	2.69

Dividends and distributions from:
Net investment income	(1.93)	(0.06)	(0.38)	—	(0.25)	(0.45)	—
Net realized capital gain	(6.80)	(18.58)	(8.60)	—	(1.55)	—	—

Total dividends and distributions	(8.73)	(18.64)	(8.98)	—	(1.80)	(0.45)	—

Redemption fees added to paid-in capital	— [2]	— [2]	0.01	— [2]	—	—	—

Net asset value, end of period	$49.38	$50.87	$58.19	$69.43	$51.58	$36.52	$23.89

Total Investment Return
Based on net asset value[3]	14.96%[4,5]	22.35%[4]	(3.91)%[6]	34.60%[4,5]	47.09%[5]	55.07%	12.69%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.04%[7]	2.03%	2.02%	2.04%[7]	2.01%[7]	2.04%	2.30%

Total expenses	2.06%[7]	2.08%	2.09%	2.18%[7]	2.02%[7]	2.04%	2.31%

Net investment loss	(1.25)%[7]	(1.01)%	(0.27)%	(0.60)%[7]	(1.17)%[7]	(0.20)%	(1.17)%

Net investment income (loss)
Net assets, end of period (000)	$78,478	$80,178	$87,636	$117,845 [7]	$94,506 [7]	$66,704	$29,782

Portfolio turnover	19%	15%	27%	9%	22%	27%	33%

See Notes to Financial Statements.

114	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Global Resources Portfolio

	Investor C
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	7/01/04 - 2/28/05	Year Ended June 30,
	(Unaudited)	2007	2006			2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$50.84	$58.13	$69.37	$51.53	$36.48	$23.88	$21.18

Net investment loss	(0.30)[1]	(0.50)[1]	(0.17)[1]	(0.19)[1]	(0.30)	(0.03)	(0.23)
Net realized and unrealized gain (loss)	7.55	11.83	(2.10)	18.03	17.14	13.10	2.93

Net increase (decrease) from investment operations	7.25	11.33	(2.27)	17.84	16.84	13.07	2.70

Dividends and distributions from:
Net investment income	(2.01)	(0.04)	(0.38)	—	(0.24)	(0.47)	—
Net realized capital gain	(6.80)	(18.58)	(8.60)	—	(1.55)	—	—

Total dividends and distributions	(8.81)	(18.62)	(8.98)	—	(1.79)	(0.47)	—

Redemption fees added to paid-in capital	— [2]	— [2]	0.01	— [2]	—	—	—

Net asset value, end of period	$49.28	$50.84	$58.13	$69.37	$51.53	$36.48	$23.88

Total Investment Return
Based on net asset value[3]	14.99%[4,5]	22.36%[4]	(3.92)%[8]	34.62%[4,5]	47.01%[5]	55.05%	12.75%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.00%[7]	2.01%	2.01%	2.04%[7]	2.01%[7]	2.04%	2.30%

Total expenses	2.00%[7]	2.02%	2.05%	2.17%[7]	2.02%[7]	2.04%	2.31%

Net investment loss	(1.21)%[7]	(1.00)%	(0.26)%	(0.61)%[7]	(1.17)%[7]	(0.10)%	(1.18)%

Net investment income (loss)
Net assets, end of period (000)	$160,142	$144,300	$147,723	$201,265 [7]	$169,871 [7]	$122,088	$37,601

Portfolio turnover	19%	15%	27%	9%	22%	27%	33%

[1]	Based on average shares outstanding.
[2]	Redemption fees added to paid-in capital are less than $0.01 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.
[7]	Annualized.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	115

Financial Highlights (continued)	All-Cap Global Resources Portfolio

	Institutional				Service
	Six Months Ended March 31, 2008	Year Ended September 30,		Period Ended 9/30/05[1]	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		Period Ended 9/30/05[1]
	(Unaudited)	2007	2006			2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$19.40	$13.85	$13.56	$10.00	$19.19	$13.75	$13.52	$10.00

Net investment income (loss)	0.22 [2]	0.05 [2]	0.02 [2]	0.02 [2]	0.18 [2]	(0.02)[2]	(0.02)[2]	0.03 [2]
Net realized and unrealized gain	1.69	5.90	0.26	3.54	1.67	5.86	0.24	3.49

Net increase from investment operations	1.91	5.95	0.28	3.56	1.85	5.84	0.22	3.52

Dividends and distributions from:
Net investment income	(0.26)	—	—	—	(0.20)	—	—	—
Net realized capital gain	(0.28)	(0.40)	—	—	(0.28)	(0.40)	—	—

Total dividends and distributions	(0.54)	(0.40)	—	—	(0.48)	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	— [3]	0.01	— [3]

Net asset value, end of period	$20.77	$19.40	$13.85	$13.56	$20.56	$19.19	$13.75	$13.52

Total Investment Return
Based on net asset value	9.95%[4,5]	43.66%[4]	2.14%[6]	35.60%[4,5]	9.69%[4,5]	43.16%[4]	1.70%[7]	35.20%[4,5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.89%[8]	0.93%	0.99%	1.04%[8]	1.27%[8]	1.33%	1.34%	1.34%[8]

Total expenses	0.89%[8]	0.93%	1.01%	1.54%[8]	1.28%[8]	1.42%	1.40%	1.77%[8]

Net investment income (loss)	2.17%[8]	0.31%	0.17%	0.25%[8]	1.81%[8]	(0.11)%	(0.17)%	0.01%[8]

Supplemental Data
Net assets, end of period (000)	$689,422	$598,747	$337,771	$92,147	$4,480	$3,435	$2,368	$— [9]

Portfolio turnover	15%	31%	41%	12%	15%	31%	41%	12%

	Investor A				Investor B
	Six Months Ended March 31, 2008	Year Ended September 30,		Period Ended 9/30/05[1]	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		Period Ended 9/30/05[1]
	(Unaudited)	2007	2006			2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$19.18	$13.75	$13.50	$10.00	$18.82	$13.59	$13.44	$10.00

Net investment income (loss)	0.20 [2]	(0.02)[2]	(0.02)[2]	— [2,10]	0.12 [2]	(0.13)[2]	(0.12)[2]	(0.05)[2]
Net realized and unrealized gain	1.65	5.85	0.26	3.50	1.63	5.76	0.26	3.49

Net increase from investment operations	1.85	5.83	0.24	3.50	1.75	5.63	0.14	3.44

Dividends and distributions from:
Net investment income	(0.19)	—	—	—	(0.07)	—	—	—
Net realized capital gain	(0.28)	(0.40)	—	—	(0.28)	(0.40)	—	—

Total dividends and distributions	(0.47)	(0.40)	—	—	(0.35)	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	— [3]	0.01	— [3]

Net asset value, end of period	$20.56	$19.18	$13.75	$13.50	$20.22	$18.82	$13.59	$13.44

Total Investment Return
Based on net asset value[11]	9.73%[4,5]	43.09%[4]	1.85%[7]	35.00%[4,5]	9.32%[4,5]	42.11%[4]	1.12%[6]	34.40%[4,5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.25%[8]	1.31%	1.34%	1.34%[8]	2.04%[8]	2.04%	2.04%	2.04%[8]

Total expenses	1.25%[8]	1.34%	1.46%	1.87%[8]	2.11%[8]	2.23%	2.13%	2.49%[8]

Net investment income (loss)	1.96%[8]	(0.10)%	(0.16)%	0.01%[8]	1.19%[8]	(0.82)%	(0.86)%	(0.64)%[8]

Supplemental Data
Net assets, end of period (000)	$377,982	$347,598	$248,557	$87,949	$58,697	$55,538	$43,477	$16,019

Portfolio turnover	15%	31%	41%	12%	15%	31%	41%	12%

See Notes to Financial Statements.

116	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	All-Cap Global Resources Portfolio

	Investor C
	Six Months Ended March 31, 2008	Year Ended September 30,		Period Ended 9/30/05[1]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$18.84	$13.60	$13.46	$10.00

Net investment income (loss)	0.12 [2]	(0.13)[2]	(0.12)[2]	(0.05)[2]
Net realized and unrealized gain	1.63	5.77	0.25	3.51

Net increase from investment operations	1.75	5.64	0.13	3.46

Dividends and distributions from:
Net investment income	(0.08)	—	—	—
Net realized capital gain	(0.28)	(0.40)	—	—

Total dividends and distributions	(0.36)	(0.40)	—	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]

Net asset value, end of period	$20.23	$18.84	$13.60	$13.46

Total Investment Return
Based on net asset value[11]	9.33%[4,5]	42.15%[4]	1.04%[7]	34.60%[4,5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.02%[8]	2.04%	2.04%	2.04%[8]

Total expenses	2.02%[8]	2.12%	2.09%	2.48%[8]

Net investment income (loss)	1.19%[8]	(0.83)%	(0.86)%	(0.70)%[8]

Supplemental Data
Net assets, end of period (000)	$220,768	$207,194	$136,120	$48,288

Portfolio turnover	15%	31%	41%	12%

[1]	Commenced operations on February 16, 2005.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.08%.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.
[8]	Annualized.
[9]	Net assets end of period are less than $500.
[10]	Net investment loss is less than $0.005 per share.
[11]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	117

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$30.41	$26.18	$24.45	$20.50	$21.15	$11.64	$14.48

Net investment income (loss)	0.06 [2]	0.06 [2]	0.04 [2]	(0.06)[2]	(0.15)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(1.49)	4.52	2.30	4.02	0.57	10.21	(2.71)

Net increase (decrease) from investment operations	(1.43)	4.58	2.34	3.96	0.42	10.15	(2.80)

Dividends and distributions from:
Net realized capital gain	(1.23)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$27.75	$30.41	$26.18	$24.45	$20.50	$21.15	$11.64

Total Investment Return
Based on net asset value	(5.13)%[4,5]	17.68%[4]	9.77%[6]	19.32%[4,5]	1.84%	87.73%	(19.42)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.99%[7]	1.02%	1.01%	1.25%[7]	1.25%	1.25%	1.25%

Total expenses	0.99%[7]	1.02%	1.01%	1.37%[7]	1.37%	1.84%	2.75%

Net investment income (loss)	0.37%[7]	0.21%	0.17%	(0.47)%[7]	(0.59)%	(0.38)%	(0.69)%

Supplemental Data
Net assets, end of period (000)	$162,407	$172,902	$112,563	$31,229	$4,262	$5,067	$988

Portfolio turnover	41%	98%	157%	77%	173%	106%	157%

	Service
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	Period Ended 2/28/05[8]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$29.85	$25.78	$24.15	$20.24	$20.30

Net investment income (loss)	— [2,9]	(0.02)[2]	(0.03)[2]	(0.12)[2]	(0.01)
Net realized and unrealized gain (loss)	(1.45)	4.44	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	(1.45)	4.42	2.24	3.92	(0.06)

Dividends and distributions from:
Net realized capital gain	(1.14)	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	—

Net asset value, end of period	$27.26	$29.85	$25.78	$24.15	$20.24

Total Investment Return
Based on net asset value	(5.24)%[4,5]	17.33%[4]	9.47%[6]	19.37%[4,5]	(0.30)%[5]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.29%[7]	1.30%	1.34%	1.55%[7]	0.82%[7]

Total expenses	1.29%[7]	1.32%	1.34%	1.64%[7]	0.82%[7]

Net investment income (loss)	0.03%[7]	(0.08)%	(0.12)%	(0.90)%[7]	(0.70)%[7]

Supplemental Data
Net assets, end of period (000)	$6,387	$7,806	$4,347	$66	$— [10]

Portfolio turnover	41%	98%	157%	77%	173%

See Notes to Financial Statements.

118	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$29.77	$25.72	$24.11	$20.24	$20.96	$11.57	$14.43

Net investment income (loss)	0.01 [2]	(0.03)[2]	(0.05)[2]	(0.09)[2]	(0.17)	(0.12)	(0.12)
Net realized and unrealized gain (loss)	(1.47)	4.43	2.27	3.97	0.52	10.15	(2.70)

Net increase (decrease) from investment operations	(1.46)	4.40	2.22	3.88	0.35	10.03	(2.82)

Dividends and distributions from:
Net realized capital gain	(1.12)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$27.19	$29.77	$25.72	$24.11	$20.24	$20.96	$11.57

Total Investment Return
Based on net asset value[11]	(5.28)%[4,5]	17.29%[4]	9.40%[6]	19.17%[4,5]	1.52%	87.13%	(19.63)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.30%[7]	1.35%	1.34%	1.55%[7]	1.58%	1.55%	1.55%

Total expenses	1.30%[7]	1.35%	1.45%	1.69%[7]	1.73%	2.11%	3.04%

Net investment income (loss)	0.04%[7]	(0.13)%	(0.19)%	(0.68)%[7]	(0.90)%	(0.71)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$617,124	$697,451	$434,360	$186,545	$76,550	$54,638	$9,250

Portfolio turnover	41%	98%	157%	77%	173%	106%	157%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[7]	Annualized.
[8]	Commenced operations on January 28, 2005.
[9]	Net investment loss is less than $0.005 per share.
[10]	Net assets end of period are less than $500.
[11]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	119

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.28	$24.65	$23.31	$19.65	$20.52	$11.41	$14.34

Net investment loss	(0.11)[2]	(0.25)[2]	(0.24)[2]	(0.17)[2]	(0.28)	(0.24)	(0.21)
Net realized and unrealized gain (loss)	(1.41)	4.23	2.19	3.84	0.48	9.99	(2.68)

Net increase (decrease) from investment operations	(1.52)	3.98	1.95	3.67	0.20	9.75	(2.89)

Dividends and distributions from:
Net realized capital gain	(0.83)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$25.93	$28.28	$24.65	$23.31	$19.65	$20.52	$11.41

Total Investment Return
Based on net asset value[4]	(5.69)%[5,6]	16.33%[5]	8.54%[7]	18.68%[5,6]	0.80%	85.89%	(20.24)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.14%[8]	2.19%	2.16%	2.25%[8]	2.25%	2.25%	2.25%

Total expenses	2.14%[8]	2.22%	2.16%	2.33%[8]	2.39%	2.91%	3.74%

Net investment loss	(0.80)%[8]	(0.96)%	(1.02)%	(1.35)%[8]	(1.58)%	(1.44)%	(1.69)%

Supplemental Data
Net assets, end of period (000)	$84,049	$95,231	$78,902	$45,073	$29,495	$22,825	$9,290

Portfolio turnover	41%	98%	157%	77%	173%	106%	157%

See Notes to Financial Statements.

120	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2008	Year Ended September 30,		3/01/05 - 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1]
	(Unaudited)	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.27	$24.62	$23.26	$19.61	$20.47	$11.39	$14.31

Net investment loss	(0.10)[2]	(0.23)[2]	(0.21)[2]	(0.18)[2]	(0.22)	(0.23)	(0.21)
Net realized and unrealized gain (loss)	(1.40)	4.23	2.18	3.84	0.43	9.95	(2.67)

Net increase (decrease) from investment operations	(1.50)	4.00	1.97	3.66	0.21	9.72	(2.88)

Dividends and distributions from:
Net realized capital gain	(0.89)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)	(0.04)

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	—	—	—

Net asset value, end of period	$25.88	$28.27	$24.62	$23.26	$19.61	$20.47	$11.39

Total Investment Return
Based on net asset value[4]	(5.65)%[5,6]	16.43%[5]	8.65%[7]	18.67%[5,6]	0.86%	85.87%	(20.21)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.04%[8]	2.11%	2.04%	2.25%[8]	2.25%	2.25%	2.25%

Total expenses	2.04%[8]	2.12%	2.04%	2.32%[8]	2.41%	2.77%	3.74%

Net investment loss	(0.69)%[8]	(0.89)%	(0.87)%	(1.41)%[8]	(1.56)%	(1.38)%	(1.69)%

Supplemental Data
Net assets, end of period (000)	$322,793	$363,739	$254,724	$84,431	$25,248	$11,017	$1,291

Portfolio turnover	41%	98%	157%	77%	173%	106%	157%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	121

Financial Highlights (continued)	U.S. Opportunities Portfolio

	Institutional							Service
	Six Months Ended March 31, 2008	Year Ended September 30,						Six Months Ended March 31, 2008	Year Ended September 30,
	(Unaudited)	2007		2006	2005	2004	2003[1]	(Unaudited)	2007		2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$37.05	$29.07		$25.56	$20.34	$16.56	$13.06	$35.89	$28.28		$24.96	$19.93	$16.27	$12.88

Net investment income (loss)	0.06 [2]	0.03	[2]	0.04 [2]	(0.15)[2]	(0.17)[2]	(0.16)	— [2,3]	(0.09	) [2]	(0.07)[2]	(0.21)[2]	(0.22)[2]	(0.19)
Net realized and unrealized gain (loss)	(2.75)	7.95		3.46	5.37	3.95	3.66	(2.66)	7.70		3.38	5.24	3.88	3.58

Net increase (decrease) from investment operations	(2.69)	7.98		3.50	5.22	3.78	3.50	(2.66)	7.61		3.31	5.03	3.66	3.39

Redemption fees added to paid-in capital	— [4]	—	[4]	0.01	— [4]	— [4]	—	— [4]	—	[4]	0.01	— [4]	— [4]	—

Net asset value, end of period	$34.36	$37.05		$29.07	$25.56	$20.34	$16.56	$33.23	$35.89		$28.28	$24.96	$19.93	$16.27

Total Investment Return
Based on net asset value	(7.26)%[5,6]	27.45%[5]		13.73%[7]	25.66%[5]	22.83%[5]	26.80%	(7.41)%[5,6]	26.91%[5]		13.30%[7]	25.24%[5]	22.50%[5]	26.32%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.00%[8]	1.01%		1.19%	1.60%	1.60%	1.52%	1.37%[8]	1.40%		1.57%	1.90%	1.90%	1.83%

Total expenses	1.36%[8]	1.42%		1.49%	1.73%	1.65%	1.59%	1.61%[8]	1.69%		1.85%	1.97%	1.97%	1.89%

Net investment income (loss)	0.35%[8]	0.09%		0.15%	(0.65)%	(0.92)%	(0.87)%	(0.01)%[8]	(0.28)%		(0.25)%	(0.96)%	(1.15)%	(1.17)%

Supplemental Data
Net assets, end of period (000)	$173,142	$158,094		$20,548	$6,390	$6,074	$7,235	$81,502	$43,763		$1,527	$472	$2,303	$421

Portfolio turnover	67%	106%		120%	94%	106%	248%	67%	106%		120%	94%	106%	248%

	Investor A							Investor B
	Six Months Ended March 31, 2008	Year Ended September 30,						Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
	(Unaudited)	2007		2006	2005	2004	2003[1]		2007		2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$35.57	$28.03		$24.76	$19.78	$16.17	$12.81	$33.20	$26.37		$23.45	$18.87	$15.55	$12.41

Net investment loss	(0.02)[2]	(0.10	) [2]	(0.10)[2]	(0.22)[2]	(0.26)[2]	(0.21)	(0.15)[2]	(0.32	) [2]	(0.29)[2]	(0.37)[2]	(0.39)[2]	(0.32)
Net realized and unrealized gain (loss)	(2.64)	7.64		3.36	5.20	3.87	3.57	(2.45)	7.15		3.20	4.95	3.71	3.46

Net increase (decrease) from investment operations	(2.66)	7.54		3.26	4.98	3.61	3.36	(2.60)	6.83		2.91	4.58	3.32	3.14

Redemption fees added to paid-in capital	— [4]	—	[4]	0.01	— [4]	— [4]	—	— [4]	—	[4]	0.01	— [4]	— [4]	—

Net asset value, end of period	$32.91	$35.57		$28.03	$24.76	$19.78	$16.17	$30.60	$33.20		$26.37	$23.45	$18.87	$15.55

Total Investment Return
Based on net asset value[9]	(7.48)%[5,6]	26.90%[5]		13.21%[7]	25.18%[5]	22.33%[5]	26.23%	(7.83)%[5,6]	25.90%[5]		12.45%[7]	24.27%[5]	21.35%[5]	25.30%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.44%[8]	1.48%		1.66%	1.97%	2.04%	2.00%	2.25%[8]	2.23%		2.40%	2.72%	2.80%	2.74%

Total expenses	1.68%[8]	1.77%		1.95%	2.08%	2.15%	2.06%	2.62%[8]	2.56%		2.68%	2.73%	2.81%	2.81%

Net investment loss	(0.09)%[8]	(0.32)%		(0.35)%	(1.02)%	(1.36)%	(1.34)%	(0.91)%[8]	(1.06)%		(1.13)%	(1.77)%	(2.12)%	(2.09)%

Supplemental Data
Net assets, end of period (000)	$307,395	$228,668		$96,194	$31,277	$31,282	$29,258	$21,582	$35,928		$36,093	$37,132	$40,994	$41,259

Portfolio turnover	67%	106%		120%	94%	106%	248%	67%	106%		120%	94%	106%	248%

See Notes to Financial Statements.

122	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	U.S. Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2008	Year Ended September 30,
	(Unaudited)	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$33.18	$26.34	$23.43	$18.85	$15.53	$12.40

Net investment loss	(0.14)[2]	(0.32)[2]	(0.28)[2]	(0.37)[2]	(0.38)[2]	(0.32)
Net realized and unrealized gain (loss)	(2.45)	7.16	3.18	4.95	3.70	3.45

Net increase (decrease) from investment operations	(2.59)	6.84	2.90	4.58	3.32	3.13

Redemption fees added to paid-in capital	— [4]	— [4]	0.01	— [4]	— [4]	—

Net asset value, end of period	$30.59	$33.18	$26.34	$23.43	$18.85	$15.53

Total Investment Return
Based on net asset value[9]	(7.81)%[5,6]	25.97%[5]	12.42%[7]	24.30%[5]	21.38%[5]	25.24%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.19%[8]	2.20%	2.37%	2.72%	2.81%	2.74%

Total expenses	2.43%[8]	2.51%	2.60%	2.73%	2.83%	2.81%

Net investment loss	(0.84)%[8]	(1.04)%	(1.07)%	(1.77)%	(2.13)%	(2.09)%

Supplemental Data
Net assets, end of period (000)	$106,575	$88,826	$39,427	$20,774	$20,261	$20,761

Portfolio turnover	67%	106%	120%	94%	106%	248%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Net investment loss is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.01 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[8]	Annualized.
[9]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	123

Financial Highlights (continued)	Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Period Ended 9/30/06[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.31	$10.10	$10.00

Net investment income	0.02 [2]	0.09 [2]	0.08 [2]
Net realized and unrealized gain (loss)	(1.01)	3.21	0.01

Net increase (decrease) from investment operations	(0.99)	3.30	0.09

Dividends and distributions from:
Net investment income	(0.17)	(0.09)	—
Net realized capital gain	(0.50)	—	—

Total dividends and distributions	(0.67)	(0.09)	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01

Net asset value, end of period	$11.65	$13.31	$10.10

Total Investment Return
Based on net asset value	(7.78)%[4,5]	32.81%[4]	1.00%[5,6]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.29%[7]	1.29%	1.35%[7]

Total expenses	1.29%[7]	1.32%	2.25%[7]

Net investment income	0.37%[7]	0.78%	1.13%[7]

Supplemental Data
Net assets, end of period (000)	$40,731	$35,679	$9,099

Portfolio turnover	76%	107%	110%

	Investor A			Investor B
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Period Ended 9/30/06[1]	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Period Ended 9/30/06[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.27	$10.08	$10.00	$13.16	$10.03	$10.00

Net investment income (loss)	— [2,8]	0.04 [2]	0.05 [2]	(0.05)[2]	(0.04)[2]	— [2,8]
Net realized and unrealized gain (loss)	(1.00)	3.22	0.02	(1.01)	3.22	0.02

Net increase (decrease) from investment operations	(1.00)	3.26	0.07	(1.06)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.14)	(0.07)	—	(0.03)	(0.05)	—
Net realized capital gain	(0.50)	—	—	(0.50)	—	—

Total dividends and distributions	(0.64)	(0.07)	—	(0.53)	(0.05)	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	— [3]	— [3]	0.01

Net asset value, end of period	$11.63	$13.27	$10.08	$11.57	$13.16	$10.03

Total Investment Return
Based on net asset value[9]	(7.90)%[4,5]	32.51%[4]	0.80%[5,6]	(8.35)%[4,5]	31.79%[4]	0.30%[5,6]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.58%[7]	1.56%	1.65%[7]	2.39%[7]	2.33%	2.40%[7]

Total expenses	1.58%[7]	1.68%	2.84%[7]	2.41%[7]	3.06%	4.95%[7]

Net investment income (loss)	0.08%[7]	0.36%	0.70%[7]	(0.74)%[7]	(0.39)%	(0.05)%[7]

Supplemental Data
Net assets, end of period (000)	$42,332	$40,467	$23,097	$7,330	$7,673	$4,907

Portfolio turnover	76%	107%	110%	76%	107%	110%

See Notes to Financial Statements.

124	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Global Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Period Ended 9/30/06[1]
Per Share Operating Performance
Net asset value, beginning of period	$13.16	$10.03	$10.00

Net investment loss	(0.04)[2]	(0.05)[2]	— [2,8]
Net realized and unrealized gain (loss)	(1.01)	3.23	0.02

Net increase (decrease) from investment operations	(1.05)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.04)	(0.05)	—
Net realized capital gain	(0.50)	—	—

Total dividends and distributions	(0.54)	(0.05)	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01

Net asset value, end of period	$11.57	$13.16	$10.03

Total Investment Return
Based on net asset value[9]	(8.27)%[4,5]	31.76%[4]	0.30%[5,6]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.33%[7]	2.35%	2.40%[7]

Total expenses	2.34%[7]	2.42%	3.38%[7]

Net investment loss	(0.67)%[7]	(0.40)%	(0.01)%[7]

Supplemental Data
Net assets, end of period (000)	$19,806	$18,217	$10,012

Portfolio turnover	76%	107%	110%

[1]	Commenced operations on January 31, 2006.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.10%.
[7]	Annualized.
[8]	Net investment loss is less than $0.005 per share.
[9]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	125

Financial Highlights (continued)	International Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
	(Unaudited)	2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$51.08	$42.16	$34.34	$24.44	$19.96	$15.22	$49.52	$41.06	$33.55	$23.93	$19.59	$14.98

Net investment income (loss)	0.03 [2]	0.48 [2]	0.37 [2]	0.53 [2]	0.08 [2]	— [3]	(0.04)[2]	0.32 [2]	0.29 [2]	0.44 [2]	0.06 [2]	0.05
Net realized and unrealized gain (loss)	(3.36)	14.98	8.57	9.68	4.41	4.73	(3.24)	14.58	8.32	9.45	4.29	4.55

Net increase (decrease) from investment operations	(3.33)	15.46	8.94	10.21	4.49	4.73	(3.28)	14.90	8.61	9.89	4.35	4.60

Dividends and distributions from:
Net investment income	(1.21)	(0.71)	(0.37)	(0.32)	(0.02)	—	(1.06)	(0.61)	(0.35)	(0.28)	(0.02)	—
Net realized capital gain	(7.24)	(5.83)	(0.76)	—	—	—	(7.24)	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(8.45)	(6.54)	(1.13)	(0.32)	(0.02)	—	(8.30)	(6.44)	(1.11)	(0.28)	(0.02)	—

Redemption fees added to paid-in capital	— [4]	— [4]	0.01	0.01	0.01	0.01	— [4]	— [4]	0.01	0.01	0.01	0.01

Net asset value, end of period	$39.30	$51.08	$42.16	$34.34	$24.44	$19.96	$37.94	$49.52	$41.06	$33.55	$23.93	$19.59

Total Investment Return
Based on net asset value	(7.71)%[5,6]	40.42%[5]	26.64%[7]	42.13%[8]	22.54%[9]	31.14%[10]	(7.85)%[5,6]	40.00%[5]	26.30%[7]	41.65%[8]	22.25%[9]	30.78%[11]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.25%[12]	1.25%	1.33%	1.45%	1.45%	1.41%	1.56%[12]	1.58%	1.57%	1.74%	1.75%	1.72%

Total expenses	1.25%[12]	1.25%	1.33%	1.51%	1.58%	1.51%	1.56%[12]	1.59%	1.58%	1.76%	1.91%	1.80%

Net investment income (loss)	0.12%[12]	1.06%	0.91%	1.81%	0.31%	0.42%	(0.21)%[12]	0.73%	0.73%	1.52%	0.21%	0.30%

Supplemental Data
Net assets, end of period (000)	$445,509	$492,444	$336,000	$216,070	$96,535	$57,950	$144,902	$172,135	$128,879	$44,308	$19,167	$1,573

Portfolio turnover	50%	77%	91%	86%	98%	72%	50%	77%	91%	86%	98%	72%

See Notes to Financial Statements.

126	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	International Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2008	Year Ended September 30,
	(Unaudited)	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$49.19	$40.81	$33.36	$23.78	$19.49	$14.94

Net investment income (loss)	(0.04)[2]	0.30 [2]	0.23 [2]	0.44 [2]	(0.02)[2]	0.01
Net realized and unrealized gain (loss)	(3.22)	14.49	8.32	9.38	4.32	4.53

Net increase (decrease) from investment operations	(3.26)	14.79	8.55	9.82	4.30	4.54

Dividends and distributions from:
Net investment income	(1.05)	(0.58)	(0.35)	(0.25)	(0.02)	—
Net realized capital gain	(7.24)	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(8.29)	(6.41)	(1.11)	(0.25)	(0.02)	—

Redemption fees added to paid-in capital	— [4]	— [4]	0.01	0.01	0.01	0.01

Net asset value, end of period	$37.64	$49.19	$40.81	$33.36	$23.78	$19.49

Total Investment Return
Based on net asset value[13]	(7.86)%[5,6]	39.98%[5]	26.24%[7]	41.60%[9]	22.11%[10]	30.45%[10]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.56%[12]	1.60%	1.63%	1.75%	1.89%	1.89%

Total expenses	1.56%[12]	1.60%	1.74%	1.86%	2.06%	1.98%

Net investment income (loss)	(0.19)%[12]	0.69%	0.62%	1.53%	(0.06)%	0.05%

Supplemental Data
Net assets, end of period (000)	$511,537	$555,189	$407,282	$253,710	$99,879	$37,934

Portfolio turnover	50%	77%	91%	86%	98%	72%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Net investment loss is less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.01 per share.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.
[10]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.06%.
[11]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.
[12]	Annualized.
[13]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	127

Financial Highlights (continued)	International Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2008	Year Ended September 30,
	(Unaudited)	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$46.43	$38.81	$31.97	$22.80	$18.83	$14.54

Net investment income (loss)	(0.21)[2]	(0.04)[2]	(0.07)[2]	0.18 [2]	(0.21)[2]	(0.12)
Net realized and unrealized gain (loss)	(3.01)	13.74	7.95	9.05	4.19	4.40

Net increase (decrease) from investment operations	(3.22)	13.70	7.88	9.23	3.98	4.28

Dividends and distributions from:
Net investment income	(0.68)	(0.25)	(0.29)	(0.07)	(0.02)	—
Net realized capital gain	(7.24)	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(7.92)	(6.08)	(1.05)	(0.07)	(0.02)	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	0.01	0.01	0.01

Net asset value, end of period	$35.29	$46.43	$38.81	$31.97	$22.80	$18.83

Total Investment Return
Based on net asset value[4]	(8.22)%[5,6]	38.89%[5]	25.24%[7]	40.58%[8]	21.18%[9]	29.51%[9]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.36%[10]	2.37%	2.43%	2.50%	2.65%	2.63%

Total expenses	2.36%[10]	2.37%	2.43%	2.51%	2.72%	2.72%

Net investment income (loss)	(1.04)%[10]	(0.10)%	(0.22)%	0.68%	(0.94)%	(0.74)%

Supplemental Data
Net assets, end of period (000)	$69,501	$102,624	$91,605	$73,946	$45,167	$31,454

Portfolio turnover	50%	77%	91%	86%	98%	72%

See Notes to Financial Statements.

128	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (concluded)	International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2008	Year Ended September 30,
	(Unaudited)	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$46.34	$38.78	$31.93	$22.80	$18.84	$14.54

Net investment income (loss)	(0.19)[2]	(0.03)[2]	(0.04)[2]	0.21 [2]	(0.21)[2]	(0.11)
Net realized and unrealized gain (loss)	(3.01)	13.71	7.93	9.01	4.18	4.40

Net increase (decrease) from investment operations	(3.20)	13.68	7.89	9.22	3.97	4.29

Dividends and distributions from:
Net investment income	(0.72)	(0.29)	(0.29)	(0.10)	(0.02)	—
Net realized capital gain	(7.24)	(5.83)	(0.76)	—	—	—

Total dividends and distributions	(7.96)	(6.12)	(1.05)	(0.10)	(0.02)	—

Redemption fees added to paid-in capital	— [3]	— [3]	0.01	0.01	0.01	0.01

Net asset value, end of period	$35.18	$46.34	$38.78	$31.93	$22.80	$18.84

Total Investment Return
Based on net asset value[4]	(8.21)%[5,6]	38.91%[5]	25.33%[7]	40.60%[9]	21.12%[9]	29.57%[9]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	2.32%[10]	2.36%	2.37%	2.50%	2.65%	2.63%

Total expenses	2.32%[10]	2.36%	2.37%	2.51%	2.72%	2.72%

Net investment income (loss)	(0.96)%[10]	(0.08)%	(0.13)%	0.75%	(0.86)%	(0.71)%

Supplemental Data
Net assets, end of period (000)	$222,447	$255,980	$205,958	$130,138	$54,894	$26,912

Portfolio turnover	50%	77%	91%	86%	98%	72%

[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.
[8]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.
[9]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.
[10]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	129

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2008, the Fund had 32 registered portfolios, 15 of which are included in these financial statements (the “Portfolios”). The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the BlackRock, Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a national securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a national securities exchange for which there were no sales on that day and equity investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Over-the-counter (“OTC”) options quotations are provided by dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). Considerations utilized by dealers or pricing services in valuing OTC options include, but are not limited to, volatility factors of the underlying security, price movement of the underlying security in relation to the strike price and the time left until expiration of the option. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

The Portfolios are not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to increase the return of the Portfolios’ and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Futures - The Portfolios may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Forward foreign exchange contracts - The Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When

130	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options - The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Portfolios may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., when-issued securities, reverse repurchase agreements, swaps or futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but does not receive the income on the collateral. Where the Portfolios receive cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

SEMI-ANNUAL REPORT	MARCH 31, 2008	131

Notes to Financial Statements (continued)

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolios, and has determined that the adoption of FIN 48 did not have a material impact on the Portfolios’ financial statements. The Portfolios file U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios’ tax returns remains open for the years ended September 30, 2004 through September 30, 2006. The statute of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several Portfolios are pro-rated among those Portfolios on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund on behalf of the Portfolios entered into an Investment Advisory Agreement with the BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	first $1 billion	$1 billion - $2 billion	$2 billion - $3 billion	greater than $3 billion
Small Cap Value Equity and Small Cap Growth Equity	0.550%	0.500%	0.475%	0.450%
Mid-Cap Value Equity and Mid-Cap Growth Equity	0.800	0.700	0.650	0.625
U.S. Opportunities	1.100	1.050	1.025	1.000
Global Science & Technology Opportunities and Global Opportunities	0.900	0.850	0.800	0.750
Small/Mid-Cap Growth, Global Resources, All-Cap Global Resources and Health Sciences Opportunities	0.750	0.700	0.675	0.650
Capital Appreciation	0.650	0.600	0.575	0.550
Aurora	0.850	0.800	0.750	0.700
International Opportunities	1.000	0.950	0.900	0.850

Small Cap Core Equity Portfolio pays an advisory fee at an annual rate of 1.00% of average daily net assets.

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for a portion of the

132	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

assets of Global Opportunities Portfolio and BlackRock International, Ltd. (“BIL”), an affiliate of the Advisor, to serve as sub-advisor for International Opportunities Portfolio. The Advisor pays the sub-advisors, for services it provides, a monthly fee that is a percentage of the management fee paid by the Portfolios to the Advisor.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2008, the Portfolios paid the following fees in return for these services:

Capital Appreciation	$10,327
Mid-Cap Value Equity	192,954
Mid-Cap Growth Equity	47,885
Aurora	388,426
Small/Mid-Cap Growth	120,495
Small Cap Value Equity	15,321
Small Cap Core Equity	27,673
Small Cap Growth Equity	182,035
Global Science & Technology Opportunities	21,190
Global Resources	47,174
All-Cap Global Resources	49,569
Health Sciences Opportunities	181,529
U.S. Opportunities	82,230
Global Opportunities	19,186
International Opportunities	166,406

PFPC and the Advisor act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PFPC and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The value of securities lent to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) or its affiliates and the securities lending agent fees received by BIM were as follows:

	Value of securities loans as of March 31, 2008	Securities lending agent fees for the period ended March 31, 2008
Capital Appreciation	$993,300	$14,413
Mid-Cap Value Equity	35,607,200	170,615
Mid-Cap Growth Equity	2,475,600	26,733
Aurora	72,010,650	265,855
Small/Mid-Cap Growth	—	15,191
Small Cap Value Equity	143,500	13,822
Small Cap Core Equity	—	22,249
Small Cap Growth Equity	35,533,150	158,950
Global Science & Technology Opportunities	—	892
Global Resources	28,363,300	149,865
All-Cap Global Resources	58,905,150	114,451
Health Sciences Opportunities	89,582,800	90,017
U.S. Opportunities	6,874,600	49,458
International Opportunities	—	2,222

SEMI-ANNUAL REPORT	MARCH 31, 2008	133

Notes to Financial Statements (continued)

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement with BlackRock Distributors, Inc. (“BDI”). BDI is an affiliate of BlackRock, Inc. The Fund has also adopted a Distribution Plan on behalf of each Portfolio in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan the Portfolios pay the BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Class Specific Fee Arrangement
Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C		R
	Contractual Fees (1)	Actual Fees (4)	Contractual Fees	Actual Fees (4)	Contractual Fees (1)	Actual Fees (4)	Contractual Fees (1)	Actual Fees (4)	Contractual Fees (2)	Actual Fees (4)	Contractual Fees (2)	Actual Fees (4)	Contractual Fees (3)	Actual Fees (4)
Capital Appreciation	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Mid-Cap Value Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Mid-Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Aurora	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Small/Mid-Cap Growth	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.50%	0.50%
Small Cap Value Equity	0.25%	0.25%	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Small Cap Core Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Small Cap Growth Equity	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Science & Technology Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Resources	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
All-Cap Global Resources	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Health Sciences Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
U.S. Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
Global Opportunities	N/A	N/A	None	None	N/A	N/A	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A
International Opportunities	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	N/A	N/A

(1)	the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3)	the maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.
(4)	annualized; the actual fees are for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Capital Appreciation	$52,094
Mid-Cap Value Equity	401,066
Mid-Cap Growth Equity	84,968
Aurora	549,706
Small/Mid-Cap Growth	65,577
Small Cap Value Equity	33,135
Small Cap Core Equity	64,643
Small Cap Growth Equity	144,739
Global Science & Technology Opportunities	24,757
Global Resources	405,617
All-Cap Global Resources	264,419
Health Sciences Opportunities	870,353
U.S. Opportunities	176,957
Global Opportunities	31,296
International Opportunities	599,698

134	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2008, the following amounts have been accrued by each Portfolio to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$1,104	$—	$14,954	$8,328	$827	$—	$25,213
Mid-Cap Value Equity	—	1,158	65	54,937	17,843	13,383	—	87,386
Mid-Cap Growth Equity	—	841	27	46,723	11,130	1,867	2	60,590
Aurora	—	1,600	—	71,323	41,981	20,660	13	135,577
Small/Mid-Cap Growth	—	374	—	19,485	5,017	1,629	12	26,517
Small Cap Value Equity	30	246	60	1,188	631	250	—	2,405
Small Cap Core Equity	—	840	227	4,833	1,059	2,591	—	9,550
Small Cap Growth Equity	—	5,867	445	13,363	1,076	2,785	—	23,536
Global Science & Technology Opportunities	—	172	28	4,176	1,350	766	—	6,492
Global Resources	—	692	—	23,649	6,140	5,057	—	35,538
All-Cap Global Resources	—	2,919	403	23,884	7,521	12,451	—	47,178
Health Sciences Opportunities	—	3,096	534	48,407	10,954	16,716	—	79,707
U.S. Opportunities	—	2,489	480	21,503	4,551	4,908	—	33,931
Global Opportunities	—	597	—	3,160	918	1,010	—	5,685
International Opportunities	—	6,741	2,122	27,034	6,061	9,647	—	51,605

For the six months ended March 31, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

Administration Fees	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$8,882	$—	$16,636	$5,004	$1,761	$—	$32,283
Mid-Cap Value Equity	—	16,422	388	69,409	12,966	19,569	—	118,754
Mid-Cap Growth Equity	—	7,975	85	32,210	4,781	2,327	50	47,428
Aurora	—	18,077	—	79,920	25,777	21,627	163	145,564
Small/Mid-Cap Growth	—	2,858	—	25,245	2,289	1,972	171	32,535
Small Cap Value Equity	433	3,096	240	2,682	445	385	—	7,281
Small Cap Core Equity	—	4,432	519	3,414	982	3,849	—	13,196
Small Cap Growth Equity	—	66,602	4,534	23,953	1,175	2,762	—	99,026
Global Science & Technology Opportunities	—	243	19	2,892	1,014	1,178	—	5,346
Global Resources	—	4,000	—	81,021	9,988	19,537	—	114,546
All-Cap Global Resources	—	75,610	479	45,812	7,257	27,340	—	156,498
Health Sciences Opportunities	—	22,061	938	77,113	11,660	45,333	—	157,105
U.S. Opportunities	—	20,647	8,239	34,349	3,590	12,418	—	79,243
Global Opportunities	—	4,957	—	5,274	984	2,438	—	13,653
International Opportunities	—	57,547	19,878	63,616	11,021	29,273	—	181,335

SEMI-ANNUAL REPORT	MARCH 31, 2008	135

Notes to Financial Statements (continued)

Administration Fees Waived	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$8,881	$—	$—	$2,010	$—	$—	$10,891
Mid-Cap Value Equity	—	16,422	263	69,408	12,966	19,569	—	118,628
Mid-Cap Growth Equity	—	52	15	685	4,750	14	26	5,542
Aurora	—	18,077	—	72,868	25,606	21,430	108	138,089
Small/Mid-Cap Growth	—	2,858	—	25,094	2,289	1,961	120	32,322
Small Cap Value Equity	353	—	186	—	441	77	—	1,057
Small Cap Core Equity	—	2,981	105	1,597	619	1,333	—	6,635
Small Cap Growth Equity	—	—	818	—	51	15	—	884
Global Science & Technology Opportunities	—	243	18	2,879	1,007	12	—	4,159
Global Resources	—	1,056	—	—	6,857	—	—	7,913
All-Cap Global Resources	—	5	2	238	7,257	159	—	7,661
U.S. Opportunities	—	20,647	27	155	3,565	61	—	24,455
Global Opportunities	—	677	—	9	465	312	—	1,463

Transfer Agent Fees	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$10,227	$—	$150,371	$75,136	$10,752	$—	$246,486
Mid-Cap Value Equity	—	95,440	1,020	647,696	156,825	181,951	—	1,082,932
Mid-Cap Growth Equity	—	30,481	745	421,855	101,585	26,479	258	581,403
Aurora	—	191,784	—	892,816	361,907	229,270	1,168	1,676,945
Small/Mid-Cap Growth	—	53,554	—	257,607	45,864	23,645	3,736	384,406
Small Cap Value Equity	149	3,764	1,653	21,363	7,530	4,669	—	39,128
Small Cap Core Equity	—	12,475	1,370	40,958	11,914	39,262	—	105,979
Small Cap Growth Equity	—	208,257	35,429	154,361	20,221	38,625	—	456,893
Global Science & Technology Opportunities	—	2,101	218	32,426	19,711	10,907	—	65,363
Global Resources	—	19,681	—	391,161	56,083	63,654	—	530,579
All-Cap Global Resources	—	42,629	2,740	216,084	65,022	145,518	—	471,993
Health Sciences Opportunities	—	85,201	6,054	582,561	116,990	273,348	—	1,064,154
U.S. Opportunities	—	79,595	32,805	237,021	51,315	88,482	—	489,218
Global Opportunities	—	17,409	—	26,068	7,795	12,496	—	63,768
International Opportunities	—	132,528	98,137	315,625	73,594	151,035	—	770,919

Transfer Agent Fees Waived	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$1,104	$—	$—	$1,372	$—	$—	$2,476
Mid-Cap Value Equity	—	1,158	37	54,937	17,843	13,383	—	87,358
Mid-Cap Growth Equity	—	34	1	1,612	10,804	9	1	12,461
Aurora	—	1,600	—	46,962	40,828	18,969	8	108,367
Small/Mid-Cap Growth	—	385	—	18,954	4,921	1,583	8	25,851
Small Cap Value Equity	18	—	25	—	597	12	—	652
Small Cap Core Equity	—	397	34	1,236	406	626	—	2,699
Small Cap Growth Equity	—	—	25	—	8	121	—	154
Global Science & Technology Opportunities	—	169	28	4,065	1,308	—	—	5,570
Global Resources	—	147	—	—	1,854	—	—	2,001
All-Cap Global Resources	—	—	17	704	7,430	531	—	8,682
U.S. Opportunities	—	2,489	19	1,075	4,395	241	—	8,219
Global Opportunities	—	30	—	—	184	20	—	234

136	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$9,089	$—	$—	$500	$—	$—	$9,589
Mid-Cap Value Equity	—	90,944	161	394,635	105,387	118,012	—	709,139
Mid-Cap Growth Equity	—	47	1	11	18,084	—	96	18,239
Aurora	—	135,242	—	60,295	102,265	29,166	640	327,608
Small/Mid-Cap Growth	—	33,260	—	65,359	24,976	8,525	2,693	134,813
Small Cap Value Equity	72	—	40	—	1,065	4	—	1,181
Small Cap Core Equity	—	2,822	97	4,228	890	2,385	—	10,422
Small Cap Growth Equity	—	—	180	—	—	66	—	246
Global Science & Technology Opportunities	—	1,770	79	8,947	5,821	—	—	16,617
Global Resources	—	594	—	—	331	—	—	925
All-Cap Global Resources	—	—	3	—	4,984	742	—	5,729
U.S. Opportunities	—	77,051	207	308	11,484	365	—	89,415
Global Opportunities	—	193	—	—	50	3	—	246

Service Fees	Share Classes
	BlackRock	Service	Investor A	Investor B	Investor C	R	Total
Capital Appreciation	$—	$—	$166,050	$50,015	$17,611	$—	$233,676
Mid-Cap Value Equity	—	3,885	735,075	129,230	195,677	—	1,063,867
Mid-Cap Growth Equity	—	849	320,595	47,034	23,242	503	392,223
Aurora	—	—	911,596	257,259	216,018	1,634	1,386,507
Small/Mid-Cap Growth	—	—	251,824	22,805	19,721	1,714	296,064
Small Cap Value Equity	4,334	2,405	26,737	4,450	3,852	—	41,778
Small Cap Core Equity	—	5,187	34,132	9,820	38,452	—	87,591
Small Cap Growth Equity	—	35,911	239,342	11,742	27,621	—	314,616
Global Science & Technology Opportunities	—	185	28,887	10,121	11,778	—	50,971
Global Resources	—	—	931,681	99,783	195,294	—	1,226,758
All-Cap Global Resources	—	4,786	457,804	72,352	273,384	—	808,326
Health Sciences Opportunities	—	9,163	866,394	116,302	453,282	—	1,445,141
U.S. Opportunities	—	82,389	342,337	35,850	124,124	—	584,700
Global Opportunities	—	—	52,701	9,844	24,385	—	86,930
International Opportunities	—	198,758	647,488	110,120	292,697	—	1,249,063

Distribution Fees	Share Classes
	Investor B	Investor C	R	Total
Capital Appreciation	$150,111	$52,834	$—	$202,945
Mid-Cap Value Equity	388,975	587,032	—	976,007
Mid-Cap Growth Equity	143,424	69,640	503	213,567
Aurora	773,331	648,054	1,634	1,423,019
Small/Mid-Cap Growth	68,680	59,164	1,714	129,558
Small Cap Value Equity	13,349	11,555	—	24,904
Small Cap Core Equity	29,462	115,358	—	144,820
Small Cap Growth Equity	35,251	82,862	—	118,113
Global Science & Technology Opportunities	30,406	35,335	—	65,741
Global Resources	299,642	585,882	—	885,524
All-Cap Global Resources	217,694	820,152	—	1,037,846
Health Sciences Opportunities	349,799	1,359,846	—	1,709,645
U.S. Opportunities	107,700	372,372	—	480,072
Global Opportunities	29,532	73,155	—	102,687
International Opportunities	330,633	878,091	—	1,208,724

SEMI-ANNUAL REPORT	MARCH 31, 2008	137

Notes to Financial Statements (continued)

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	R
Capital Appreciation	N/A	0.70%	1.35%[1]	1.35%	2.10%	2.10%	N/A
Mid-Cap Value Equity	N/A	0.94%	1.25%	1.25%	2.00%	2.00%	N/A
Mid-Cap Growth Equity	N/A	1.23%	1.53%	1.58%	2.33%	2.33%	1.60%
Aurora	N/A	1.05%	1.44%[1]	1.44%	2.19%	2.19%	1.60%
Small/Mid-Cap Growth	N/A	1.10%	1.35%[1]	1.35%	2.10%	2.10%	1.63%
Small Cap Value Equity	1.10%	0.97%	1.27%	1.44%	2.19%	2.19%	N/A
Small Cap Core Equity	N/A	1.30%	1.60%	1.77%	2.52%	2.52%	N/A
Small Cap Growth Equity	N/A	0.99%	1.29%	1.46%	2.21%	2.21%	N/A
Global Science & Technology Opportunities	N/A	1.35%	1.73%	1.75%	2.65%	2.65%	N/A
Global Resources	N/A	1.04%	1.34%[1]	1.34%	2.04%	2.04%	N/A
All-Cap Global Resources	N/A	0.93%	1.34%	1.34%	2.04%	2.04%	N/A
Health Sciences Opportunities	N/A	1.25%	1.55%	1.55%	2.25%	2.25%	N/A
U.S. Opportunities	N/A	1.00%	1.60%	1.60%	2.25%	2.25%	N/A
Global Opportunities	N/A	1.35%	1.65%[1]	1.65%	2.40%	2.40%	N/A
International Opportunities	N/A	1.45%	1.75%	1.92%	2.67%	2.67%	N/A

[1]	There were no shares outstanding as of March 31, 2008.

If operating expenses within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor, are less than the expense limit for that share class, the share class is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board has approved the payments to the Advisor at the previous quarterly meeting.

At March 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Capital Appreciation	$—	$200,876	$22,077
Mid-Cap Value Equity	—	1,831,805	330,872
Mid Cap Growth Equity	—	157,137	9,089
Aurora	—	805,630	169,198
Small/Mid Cap Growth	—	477,871	67,136
Small Cap Value Equity	15,969	13,841	12,758
Small Cap Core Equity	45,835	54,375	15,843
Small Cap Growth Equity	28,413	16,894	—
Global Science & Technology Opportunities	109,289	120,153	18,773
Global Resources	—	55,847	349
All Cap Global Resources	131,783	268,738	6,231
Health Sciences Opportunities	—	18,972	—
U.S. Opportunities	427,587	1,134,428	239,509
Global Opportunities	263,545	51,967	1,083
International Opportunities	—	13,266	—

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor expired on January 31, 2008:

Small Cap Value Equity	$24,977
Small Cap Core Equity	73,554
Global Science & Technology Opportunities	95,323
All-Cap Global Resources	303,884
U.S. Opportunities	8,580
International Opportunities	81,759

For the six months ended March 31, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned commissions on transactions of securities as follows:

Mid-Cap Value	$23,445
Mid-Cap Growth	138
Aurora	2,320
Small Cap Value	68
Small Cap Core	360
Small Cap Growth	734
Global Science & Technology Opportunities	125
Global Resources	24,453
All-Cap Global Resources	9,659
Health Sciences Opportunities	29,617
U.S. Opportunities	8,560
Global Opportunities	1,722
International Opportunities	19,716

For the six months ended March 31, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A shares as follows:

Capital Appreciation	$1,696
Mid-Cap Value	14,694
Mid-Cap Growth	6,013
Aurora	9,860
Small/Mid-Cap Growth	2,015
Small Cap Value	478
Small Cap Core	6,831
Small Cap Growth	15,879
Global Science & Technology Opportunities	19,979

138	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

Global Resources	$51,923
All-Cap Global Resources	84,528
Health Sciences Opportunities	55,311
U.S. Opportunities	79,396
Global Opportunities	30,354
International Opportunities	67,449

For the six months ended March 31, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C shares:

	Investor A	Investor B	Investor C
Capital Appreciation	$1,576	$8,611	$607
Mid-Cap Value	2,267	49,359	12,872
Mid-Cap Growth	41	25,108	678
Aurora	3,949	103,483	4,337
Small/Mid-Cap Growth	—	10,442	1,168
Small Cap Value	—	2,488	28
Small Cap Core	149	9,985	6,430
Small Cap Growth	—	9,263	1,990
Global Science & Technology Opportunities	100	7,133	2,382
Global Resources	1,221	35,319	11,397
All-Cap Global Resources	2,952	80,784	21,145
Health Sciences Opportunities	2,015	91,905	30,987
U.S. Opportunities	—	15,858	18,669
Global Opportunities	259	5,946	1,875
International Opportunities	242	50,070	6,496

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the six months ended March 31, 2008, was as follows:

Capital Appreciation	$2,875
Mid-Cap Value Equity	8,404
Mid-Cap Growth Equity	6,783
Aurora	13,100
Small/Mid-Cap Growth	2,376
Small Cap Value Equity	251
Small Cap Core Equity	1,198
Small Cap Growth Equity	2,877
Global Science & Technology Opportunities	697
Global Resources	3,892
All-Cap Global Resources	5,468
Health Sciences Opportunities	9,399
U.S. Opportunities	4,356
Global Opportunities	693
International Opportunities	5,748

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as fees paid indirectly.

In December 2007, the Advisor determined that the Aurora Portfolio violated a fundamental investment policy. The Portfolio purchased securities representing over 5% of the value of the Portfolio’s total net assets resulting in the Portfolio’s having over 5% of its value invested in securities that derive more than 15% of its gross revenues from securities related activities. The Portfolio sold the securities and the Advisor reimbursed the Portfolio $139,965, for the realized losses incurred from the date of the violation (October 29, 2007) through the date of the disposition (December 3, 2007).

In March 2008, the Advisor determined that the International Opportunities Portfolio violated a fundamental investment policy. The Portfolio purchased shares in a registered investment company (“RIC”) representing over 3% of the total outstanding voting stock of the acquired RIC. The Portfolio sold a portion of its holdings to reduce its ownership to below the 3% level and the Advisor reimbursed the Portfolio $112,880 for the realized losses incurred from the date of the violation (March 7, 2008) through the date of the disposition (March 10, 2008).

During the six months ended March 31, 2008, the following Portfolios received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Portfolios were:

Aurora	$52,054
Global Resources	132
Health Sciences Opportunities	245

Certain officers and/or trustees of the Portfolios are officers and/or trustees/directors of BlackRock, Inc. or its affiliates.

3. Investments:

For the six months ended March 31, 2008, purchases and sales of securities including paydowns, but excluding short-term investments, dollar rolls securities, were as follows:

	Purchases	Sales
Capital Appreciation	$120,488,863	$112,934,963
Mid-Cap Value Equity	522,919,163	513,647,203
Mid-Cap Growth Equity	76,128,658	138,117,674
Aurora	722,022,297	987,455,013
Small/Mid-Cap Growth	83,091,707	113,343,667
Small Cap Value Equity	27,597,662	36,891,900
Small Cap Core Equity	48,557,928	38,389,531
Small Cap Growth Equity	503,875,556	408,636,050
Global Science & Technology Opportunities	28,325,064	22,073,453
Global Resources	191,034,277	218,961,201
All-Cap Global Resources	192,746,441	262,847,524
Health Sciences Opportunities	478,849,851	545,155,612
U.S. Opportunities	599,452,333	396,809,876
Global Opportunities	91,428,101	77,736,957
International Opportunities	697,614,090	814,549,229

Written options transactions entered into during the six months ended March 31, 2008 are summarized as follows:

Mid-Cap Value	Contracts	Premium
Balance at 9/30/07	(900)	$(94,699)
Written	(3,450)	(567,776)
Expired	1,950	143,323
Closed	1,400	468,192

Balance at 3/31/08	(1,000)	$(50,960)

SEMI-ANNUAL REPORT	MARCH 31, 2008	139

Notes to Financial Statements (continued)

Global Resources	Contracts	Premium
Balance at 9/30/07	(69,005,000)	$(873,123)
Written	—	—
Expired	69,005,000	873,123
Closed	—	—

Balance at 3/31/08	—	$—

Health Sciences Opportunities	Contracts	Premium
Balance at 9/30/07	—	$—
Written	(45,380)	(8,681,139)
Expired	21,704	3,839,894
Closed	18,044	4,080,537
Exercised	4,632	578,710

Balance at 3/31/08	(1,000)	$(181,998)

4. Capital Shares:

Transactions in capital shares for each period were as follows:

	Capital Appreciation
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	708,985	$12,314,199	1,131,626	$18,579,733
Service	—	—	1,391	20,000
Investor A	1,321,849	22,327,627	1,628,140	25,861,222
Investor B	53,226	846,109	64,995	949,613
Investor C	36,128	575,634	50,636	745,861
Shares redeemed:
Institutional	(259,595)	(4,719,546)	(457,378)	(7,448,295)
Service	—	—	(1,399)	(24,569)
Investor A	(633,367)	(10,635,068)	(1,927,401)	(30,114,884)
Investor B	(945,553)	(14,713,721)	(2,354,951)	(34,680,383)
Investor C	(94,100)	(1,485,990)	(383,786)	(5,565,387)

Net increase (decrease)	187,573	$4,509,244	(2,248,127)	$(31,677,089)

	Mid-Cap Value Equity
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	4,368,228	$54,100,978	10,083,439	$141,522,808
Service	18,570	226,048	75,815	1,035,731
Investor A	10,103,003	118,879,498	14,509,450	200,736,983
Investor B	167,109	1,892,314	742,774	9,476,342
Investor C	1,346,683	14,987,835	3,766,671	48,195,337
Shares issued in reinvestment of dividends:
Institutional	1,138,852	13,745,953	740,473	9,803,964
Service	31,430	374,021	32,447	424,084
Investor A	6,308,452	74,187,437	5,006,059	64,778,402
Investor B	1,233,902	13,350,825	1,293,371	15,546,349
Investor C	1,839,018	19,843,041	1,484,811	17,817,698
Shares redeemed:
Institutional	(3,153,968)	(39,946,984)	(7,315,208)	(104,074,320)
Service	(63,498)	(811,848)	(77,533)	(1,073,163)
Investor A	(9,446,181)	(113,530,951)	(10,859,028)	(149,907,994)
Investor B	(1,827,061)	(19,981,106)	(2,723,052)	(34,782,138)
Investor C	(2,473,350)	(27,347,567)	(2,810,110)	(35,915,929)

Net increase	9,591,189	$109,969,494	13,950,379	$183,584,154

140	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

	Mid-Cap Growth Equity
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	787,827	$10,386,177	4,509,440	$55,588,735
Service	2,957	37,410	9,667	160,097
Investor A	773,811	9,132,975	1,016,721	11,492,570
Investor B	69,460	756,539	173,450	1,754,126
Investor C	82,761	897,676	252,108	2,678,468
R	80,755	988,734	2,038	20,225
Shares redeemed:
Institutional	(3,781,281)	(46,885,391)	(5,925,671)	(72,232,265)
Service	(5,684)	(70,147)	(28,136)	(320,512)
Investor A	(1,590,035)	(19,209,669)	(4,915,575)	(54,782,162)
Investor B	(891,079)	(9,448,175)	(1,672,378)	(16,976,514)
Investor C	(210,815)	(2,302,011)	(452,352)	(4,558,838)
R	(19,677)	(230,820)	(22)	(227)

Net decrease	(4,701,000)	$(55,946,702)	(7,030,710)	$(77,176,297)

	Aurora
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	1,081,542	$26,025,323	4,252,063	$131,119,757
Service	—	—	932	30,052
Investor A	1,947,316	43,226,384	4,410,428	129,892,533
Investor B	103,195	1,823,504	293,125	7,330,857
Investor C	179,765	3,062,036	310,764	7,777,720
R	27,625	664,083	42,492	1,227,475
Shares issued in reinvestment of dividends:
Institutional	1,230,613	30,780,480	1,321,669	38,724,902
Service	—	—	2	68
Investor A	7,085,611	162,349,475	12,269,201	335,808,106
Investor B	2,853,258	52,471,586	4,483,647	103,348,590
Investor C	2,341,054	43,226,520	3,691,736	85,094,619
R	12,134	281,248	0	0
Shares redeemed:
Institutional	(2,264,080)	(53,610,843)	(4,204,960)	(136,807,815)
Service	—	—	(939)	(27,016)
Investor A	(8,270,458)	(186,445,703)	(19,963,549)	(591,165,011)
Investor B	(2,814,056)	(51,578,261)	(4,817,135)	(121,149,485)
Investor C	(2,325,657)	(42,874,421)	(4,294,158)	(110,299,769)
R	(9,749)	(219,431)	(2,724)	(76,971)

Net increase (decrease)	1,178,113	$29,181,980	(2,207,406)	$(119,171,388)

SEMI-ANNUAL REPORT	MARCH 31, 2008	141

Notes to Financial Statements (continued)

	Small/Mid-Cap Growth
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	233,193	$3,631,817	385,438	$6,471,922
Service	—	—	1,379	20,054
Investor A	1,729,170	24,886,023	3,942,077	64,669,736
Investor B	27,119	338,321	82,922	1,159,711
Investor C	157,535	1,851,208	160,361	2,222,906
R	67,440	958,673	64,832	1,060,326
Shares issued in reinvestment of dividends:
Institutional	242,216	3,611,441	73,069	1,155,953
Service	—	—	1	9
Investor A	2,499,681	34,895,558	728,615	10,907,333
Investor B	281,241	3,369,266	97,425	1,285,043
Investor C	231,789	2,781,470	74,172	980,547
R	16,009	221,880	—	—
Shares redeemed:
Institutional	(485,278)	(7,883,182)	(517,620)	(8,721,717)
Service	—	—	(1,388)	(23,933)
Investor A	(2,656,035)	(37,609,893)	(6,200,400)	(98,924,391)
Investor B	(310,848)	(3,805,937)	(543,911)	(7,591,746)
Investor C	(182,993)	(2,234,116)	(405,776)	(5,683,598)
R	(17,973)	(255,243)	(2,495)	(42,446)

Net increase (decrease)	1,832,266	$24,757,286	(2,061,299)	$(31,054,291)

	Small Cap Value Equity
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
BlackRock	67	$650	2,313	$31,882
Institutional	657,261	6,462,462	2,203,931	27,232,170
Service	25,262	240,014	108,832	1,308,950
Investor A	109,269	970,947	265,906	3,132,937
Investor B	6,808	52,984	14,373	144,073
Investor C	9,941	73,381	8,943	87,724
Shares issued in reinvestment of dividends:
BlackRock	56,693	560,131	83,414	980,112
Institutional	94,196	930,649	540,715	6,358,811
Service	17,735	170,432	73,115	840,090
Investor A	378,470	3,599,259	523,955	5,962,612
Investor B	89,449	687,868	168,042	1,599,759
Investor C	75,079	575,118	97,716	929,291
Shares redeemed:
BlackRock	(106,036)	(1,255,000)	(12)	(147)
Institutional	(486,614)	(4,864,887)	(3,086,826)	(37,936,509)
Service	(23,328)	(207,534)	(288,316)	(3,370,071)
Investor A	(493,834)	(4,790,952)	(673,211)	(7,906,070)
Investor B	(159,757)	(1,201,504)	(364,861)	(3,613,505)
Investor C	(72,657)	(549,188)	(136,195)	(1,391,808)

Net increase (decrease)	178,004	$1,454,830	(458,166)	$(5,609,699)

142	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

	Small Cap Core Equity
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	792,576	$14,512,534	964,252	$20,076,507
Service	37,993	671,980	107,584	2,177,427
Investor A	408,499	7,412,769	617,262	12,489,365
Investor B	36,864	631,770	78,050	1,537,875
Investor C	323,090	5,740,326	481,288	9,560,770
Shares issued in reinvestment of dividends:
Institutional	144,345	2,634,283	18,955	373,227
Service	7,808	141,645	1,116	21,864
Investor A	114,911	2,066,088	16,263	315,990
Investor B	32,803	575,047	7,039	133,515
Investor C	132,854	2,323,753	21,846	414,639
Shares redeemed:
Institutional	(276,939)	(5,065,613)	(700,937)	(14,155,104)
Service	(55,086)	(1,010,933)	(26,289)	(536,623)
Investor A	(334,226)	(6,055,498)	(387,759)	(7,814,097)
Investor B	(85,902)	(1,474,342)	(108,386)	(2,115,625)
Investor C	(272,974)	(4,621,764)	(352,132)	(6,879,684)

Net increase	1,006,616	$18,482,045	738,152	$15,600,046

	Small Cap Growth Equity
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	13,201,664	$298,561,130	14,091,075	$316,995,355
Service	269,359	5,828,625	1,037,036	22,144,111
Investor A	2,505,889	53,432,989	3,319,482	68,051,019
Investor B	41,258	801,891	90,371	1,638,463
Investor C	213,442	4,039,055	396,856	7,224,508
Shares redeemed:
Institutional	(8,765,440)	(206,094,290)	(11,425,758)	(257,326,360)
Service	(124,098)	(2,674,526)	(882,605)	(18,814,163)
Investor A	(1,451,402)	(31,324,397)	(4,535,038)	(95,253,392)
Investor B	(148,750)	(2,705,746)	(230,670)	(4,194,019)
Investor C	(112,380)	(2,093,931)	(253,979)	(4,646,373)

Net increase	5,629,542	$117,770,800	1,606,770	$35,819,149

SEMI-ANNUAL REPORT	MARCH 31, 2008	143

Notes to Financial Statements (continued)

	Global Science & Technology Opportunities
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	152,770	$1,348,412	129,275	$1,015,022
Service	6,152	54,000	5,656	45,500
Investor A	1,726,278	13,661,867	1,259,321	9,878,275
Investor B	82,408	643,894	121,861	885,132
Investor C	158,172	1,258,113	717,628	5,212,904
Shares redeemed:
Institutional	(82,432)	(679,730)	(144,018)	(1,121,471)
Service	(2,553)	(19,751)	(12,746)	(94,398)
Investor A	(876,096)	(7,203,514)	(647,942)	(4,889,399)
Investor B	(213,475)	(1,639,471)	(595,194)	(4,274,956)
Investor C	(188,707)	(1,407,658)	(512,221)	(3,661,546)

Net increase	762,517	$6,016,162	321,620	$2,995,063

	Global Resources
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	250,569	$16,138,298	107,709	$6,809,549
Investor A	2,008,961	118,603,032	2,310,679	132,240,360
Investor B	68,234	3,385,129	131,472	6,263,188
Investor C	293,229	14,743,955	233,977	11,701,273
Shares issued in reinvestment of dividends:
Institutional	44,167	2,677,417	148,201	8,557,075
Investor A	1,758,021	98,309,000	3,358,743	180,834,342
Investor B	237,561	11,255,908	432,847	20,209,647
Investor C	476,747	22,536,947	828,192	38,643,668
Shares redeemed:
Institutional	(284,696)	(19,787,578)	(175,214)	(10,623,742)
Investor A	(1,803,551)	(105,692,741)	(4,582,767)	(258,498,908)
Investor B	(292,677)	(14,863,345)	(494,294)	(23,875,998)
Investor C	(358,624)	(17,542,364)	(765,173)	(38,702,220)

Net Increase	2,397,941	$129,763,658	1,534,372	$73,558,234

144	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

	All-Cap Global Resources
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	4,945,049	$100,735,290	9,927,422	$155,386,527
Service	53,968	1,093,305	85,700	1,364,577
Investor A	2,335,337	47,162,645	6,090,574	95,782,046
Investor B	235,585	4,653,123	502,744	7,975,803
Investor C	1,203,232	23,648,520	3,313,554	52,091,379
Shares issued in reinvestment of dividends:
Institutional	838,728	16,866,827	625,701	9,760,937
Service	3,119	62,171	3,489	54,010
Investor A	358,961	7,154,105	404,691	6,260,400
Investor B	46,265	909,112	73,581	1,123,569
Investor C	188,487	3,705,692	248,771	3,801,210
Shares redeemed:
Institutional	(3,449,906)	(70,681,242)	(4,082,144)	(64,114,699)
Service	(18,261)	(364,381)	(82,364)	(1,256,285)
Investor A	(2,434,285)	(48,495,665)	(6,456,013)	(99,358,821)
Investor B	(330,053)	(6,495,016)	(824,608)	(12,570,778)
Investor C	(1,475,612)	(28,745,150)	(2,571,436)	(39,014,751)

Net increase	2,500,614	$51,209,336	7,259,662	$117,285,124

	Health Sciences Opportunities
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	1,117,391	$34,319,755	2,652,938	$73,240,733
Service	28,491	838,579	146,215	4,003,506
Investor A	2,653,396	78,859,100	12,029,609	326,011,610
Investor B	185,823	5,317,719	701,810	18,093,155
Investor C	1,670,409	47,975,639	4,662,549	120,324,076
Shares issued in reinvestment of dividends:
Institutional	208,481	6,450,394	56,271	1,496,805
Service	9,591	291,761	2,584	67,612
Investor A	788,663	23,935,929	213,260	5,568,206
Investor B	88,138	2,556,891	42,992	1,073,488
Investor C	185,106	5,358,829	71,871	1,792,457
Shares redeemed:
Institutional	(1,158,450)	(34,675,191)	(1,322,913)	(36,368,909)
Service	(65,213)	(1,906,238)	(55,912)	(1,511,050)
Investor A	(4,174,182)	(121,497,758)	(5,702,448)	(154,261,812)
Investor B	(400,139)	(11,329,306)	(577,497)	(14,976,773)
Investor C	(2,252,741)	(63,223,084)	(2,210,886)	(56,979,482)

Net increase (decrease)	(1,115,236)	$(26,726,981)	10,710,443	$287,573,622

SEMI-ANNUAL REPORT	MARCH 31, 2008	145

Notes to Financial Statements (continued)

	U.S. Opportunities
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	1,315,613	$47,296,029	4,219,830	$140,879,893
Service	1,553,058	54,571,718	1,237,974	42,170,871
Investor A	3,877,800	135,388,159	4,511,775	145,396,928
Investor B	154,164	5,050,790	279,440	8,308,268
Investor C	1,129,137	36,571,787	1,487,039	44,530,359
Shares redeemed:
Institutional	(543,732)	(19,389,874)	(659,811)	(22,390,949)
Service	(320,054)	(10,948,409)	(72,552)	(2,451,174)
Investor A	(967,593)	(33,176,149)	(1,514,144)	(48,692,644)
Investor B	(531,006)	(17,188,349)	(566,285)	(17,226,837)
Investor C	(322,013)	(10,197,249)	(306,488)	(9,229,010)

Net increase	5,345,374	$187,978,453	8,616,778	$281,295,705

	Global Opportunities
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	1,091,892	$13,778,187	2,617,422	$31,249,421
Service	—	—	1,984	20,013
Investor A	843,605	10,516,743	1,299,421	15,413,998
Investor B	94,015	1,196,218	177,835	2,051,505
Investor C	535,527	6,714,767	618,436	7,153,639
Shares issued in reinvestment of dividends:
Institutional	52,175	655,316	2,610	28,474
Service	—	—	—	1
Investor A	138,764	1,741,483	12,984	141,531
Investor B	17,440	218,352	1,622	17,601
Investor C	41,450	518,953	3,093	33,589
Shares redeemed:
Institutional	(329,653)	(4,065,995)	(840,104)	(10,526,865)
Service	—	—	(2,994)	(39,583)
Investor A	(392,535)	(4,802,753)	(554,008)	(6,422,507)
Investor B	(61,335)	(734,659)	(85,427)	(996,859)
Investor C	(249,568)	(3,059,391)	(235,038)	(2,705,934)

Net increase	1,781,777	$22,677,221	3,017,836	$35,418,024

146	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (concluded)

	International Opportunities
	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	2,121,533	$90,322,431	5,437,594	$249,562,876
Service	256,371	10,343,468	558,336	24,349,747
Investor A	2,251,078	89,942,897	2,798,164	121,132,644
Investor B	72,300	2,644,192	102,178	4,163,593
Investor C	513,515	18,576,557	392,127	16,203,950
Shares issued in reinvestment of dividends:
Institutional	1,290,442	54,624,699	985,017	40,563,000
Service	664,200	27,165,771	463,687	18,561,373
Investor A	2,080,883	84,442,326	1,428,033	56,793,130
Investor B	403,239	15,379,610	332,037	12,540,780
Investor C	1,055,533	40,132,456	784,968	29,585,553
Shares redeemed:
Institutional	(1,717,052)	(71,427,844)	(4,753,218)	(217,957,963)
Service	(577,208)	(22,492,770)	(684,419)	(29,971,638)
Investor A	(2,028,755)	(82,943,385)	(2,917,616)	(127,250,785)
Investor B	(716,376)	(26,162,178)	(584,189)	(24,143,077)
Investor C	(770,004)	(28,602,107)	(963,705)	(39,597,188)

Net increase	4,899,699	$201,946,123	3,378,994	$134,535,995

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2008.

6. Capital Loss Carryforward:

As of September 30, 2007, the Portfolios had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011	Total
Capital Appreciation	$—	$43,188,684	$18,377,786	$61,566,470
Mid-Cap Growth Equity	49,835,110	101,417,616	16,297,623	167,550,349
Small Cap Growth Equity	—	367,125,515	104,987,092	472,112,607
Global Science & Technology Opportunities	545,731	72,072,910	—	72,618,641
U.S. Opportunities	—	42,365,587	16,513,511	58,879,098

7. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

8. Plan of Reorganization:

On February 26, 2008, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Global Science & Technology Opportunities will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Technology Fund, Inc. in exchange for newly issued shares of Global Science & Technology Opportunities.

SEMI-ANNUAL REPORT	MARCH 31, 2008	147

Officers and Trustees

David O. Beim, Trustee	Investment Advisor and Co-Administrator
Richard S. Davis, Trustee	BlackRock Advisors, LLC
Ronald W. Forbes, Trustee	Wilmington, DE 19809
Henry Gabbay, Trustee
Dr. Matina Horner, Trustee	Sub-Advisor — International Opportunities Portfolio
Rodney D. Johnson, Trustee	BlackRock International, Ltd.
Herbert I. London, Trustee	Edinburgh, Scotland EH3 8JB
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Jr., Trustee	Sub-Advisor — Global Opportunities Portfolio
Robert C. Robb, Jr., Trustee	BlackRock Financial Management, Inc.
Toby Rosenblatt, Trustee	New York, NY 10022
Kenneth L. Urish, Trustee
Frederick W. Winter, Trustee	Custodian
Donald C. Burke, President and Chief Executive Officer	PFPC Trust Company
Anne F. Ackerley, Vice President	Philadelphia, PA 19153
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer	Co-Administrator and Transfer Agent
Brian P. Kindelan, Chief Compliance Officer	PFPC Inc.
Howard Surloff, Secretary	Wilmington, DE 19809

Distributor
BlackRock Distributors, Inc.
King of Prussia, PA 19406

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Philadelphia, PA 19103

148	SEMI-ANNUAL REPORT	MARCH 31, 2008

Additional Information (Unaudited)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

SEMI-ANNUAL REPORT	MARCH 31, 2008	149

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

150	SEMI-ANNUAL REPORT	MARCH 31, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†		BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Healthcare Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	MARCH 31, 2008	151

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock Funds
100 Bellevue Parkway
Wilmington, DE 19809

EQUITY-3/08-SAR

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock
Asset Allocation Portfolio

SEMI-ANNUAL REPORT | MARCH 31, 2008 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets endured severe bouts of volatility during the reporting period, particularly as the calendar turned to 2008. It was then that fears of an economic recession swelled and credit market strains intensified, producing calamity in the financial system and, ultimately, the demise of major Wall Street firm Bear Stearns.

The Federal Reserve Board (the “Fed”), after cutting the target federal funds rate 100 basis points (1%) between September 2007 and year-end, stepped up its efforts to support the ailing financial sector in the first three months of 2008. The central bank cut interest rates 125 basis points in January alone, and followed with another 75-basis-point cut on March 18, bringing the target rate to 2.25%. In an unprecedented move, the Fed also extended its financing operations directly to broker/dealers and assisted JPMorgan in its buyout of ill-fated Bear Stearns.

Against this backdrop, investor anxiety has been acute and equity markets have struggled. The S&P 500 Index of U.S. stocks was down in March, marking the fifth consecutive month of negative returns. International markets outperformed the U.S. for much of 2007, but that trend changed in more recent months as investors grew increasingly reluctant to take on the risks of foreign investing.

In fixed income markets, an ongoing investor flight to quality continued to drive Treasury yields lower and their prices higher. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.45% by March 31. Investors largely shunned bonds associated with the housing and credit markets, and the riskier high yield sector landed in negative territory year-to-date. Meanwhile, the municipal bond market has struggled with concerns around the creditworthiness of monoline bond insurers and the failure of auctions for auction rate securities, driving yields higher and prices lower across the curve. At period-end, municipal bonds were trading at higher yields than their Treasury counterparts, a very unusual occurrence by historical standards.

Overall, the major benchmark indexes posted mixed results for the current reporting period, generally reflecting heightened investor risk aversion:

Total Returns as of March 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(12.46)%	(5.08)%
Small cap U.S. equities (Russell 2000 Index)	(14.02)%	(13.00)%
International equities (MSCI Europe, Australasia, Far East Index)	(10.50)%	(2.70)%
Fixed income (Lehman Brothers U.S. Aggregate Index)	5.23%	7.67%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.75%	1.90%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(4.01)%	(3.47)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary (Unaudited)

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period, Portfolio results lagged that of the benchmark, a 60%/40% composite of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index.

What factors influenced performance?

•

The Portfolio’s overweight versus the composite benchmark in equities hindered relative results for the period, as global equity markets generally recorded negative returns, most notably in the first quarter of 2008.

•

The fixed income markets were volatile during the semi-annual period, with all spread sectors underperforming U.S. Treasuries. The return of the Portfolio’s fixed income component exceeded that of the equity segment, but it lagged its fixed income benchmark, detracting from comparative performance.

•

In contrast, overweight positions above the Portfolio’s historical strategic average in energy and commodities enhanced the relative return. Performance also benefited from our tilt toward large-cap stocks during the particularly volatile period in the market. Additional positive factors were the Portfolio’s overweight in international equities and emphasis on the consumer sectors in the emerging markets.

Describe recent Portfolio activity.

•

During the fourth quarter of 2007, we reduced the Portfolio’s overall equity allocation, particularly in the large-cap value and large-cap core categories, as these groups have significant exposure to the financials sector.

•

In the first quarter of 2008, we tilted the equity portion of the Portfolio toward sectors of the market that are traditionally less dependent on U.S. economic growth. We added to the Portfolio’s energy and commodities exposure and moderately increased exposure to emerging markets.

•

We added to the Portfolio’s U.S. equity position in the first quarter by reallocating capital from international equities to the large-cap value sleeve. This had the effect of reducing the overall underweight in value assets and expresses our anticipation that, at some point, there will be a rebound in the U.S. dollar and a strengthening in value stocks.

•

For most of the period, the fixed income portion of the Portfolio was short in duration relative to its benchmark (Lehman Brothers U.S. Aggregate Index). Near the end of the first quarter, we shifted to a more neutral duration following a sell-off in the U.S. Treasury market.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio was allocated 64% in equities, 28% in fixed income and 8% in cash, compared with the Portfolio’s benchmark of 60% equities and 40% fixed income.

•

Within equity, the Portfolio was overweight non-U.S. stocks and underweight U.S. names. Among U.S. equities, we maintained the Portfolio’s underweight in small-cap equities and value stocks. We maintained the Portfolio’s overweight in energy and commodities and continue to emphasize the consumption theme in the emerging markets.

•

The fixed income portion of the Portfolio maintained an overweight in high-quality spread sectors. We believe these issues are cheap relative to U.S. Treasury and U.S. agency securities and will rebound when risk appetites normalize.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Federal National Mortgage Assoc.	4%
iShares MSCI Brazil Index Fund	1
CONSOL Energy, Inc.	1
The Coca-Cola Co.	1
Wal-Mart Stores, Inc.	1
General Electric Capital Corp., Unsecured Notes	1
Apple Computer, Inc.	1
Bear Stearns Mortgage Trust, Series 05-4, Class 3A1	1

Credit Quality Allocations[1]	Percent of Fixed Income Portion
AAA	78%
AA	7
A	4
BBB	3
below BBB	8

1	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.

Ten Largest Industries	Percent of Long-Term Investments
Oil & Gas	7%
Banks	6
Finance	5
Telecommunications	4
Manufacturing	4
Metal & Mining	3
Computer Software & Services	3
Pharmaceuticals	3
Retail Merchandising	3
Energy & Utilities	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Portfolio Summary (concluded)

Total Return Based on a $10,000 Investment

*	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
†	The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.
††	The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with 80% coverage of U.S. equities
†††	An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch

Performance Summary for the Period Ended March 31, 2008

		Average Annual Total Returns*
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(5.65)%	1.30%	—	11.79%	—	6.30%	—
Service	(5.72)%	1.06%	—	11.51%	—	6.07%	—
Investor A	(5.78)%	0.88%	(4.43)%	11.39%	10.20%	5.96%	5.39%
Investor B	(6.13)%	0.22%	(3.90)%	10.59%	10.32%	5.29%	5.29%
Investor C	(6.18)%	0.09%	(0.83)%	10.59%	10.59%	5.20%	5.20%
60% S&P 500® Index/40% Lehman Brothers U.S. Aggregate Index	(5.64)%	0.03%	—	8.71%	—	4.83%	—

*	Assuming maximum sales charge. See “About Portfolio’s Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$943.52	$4.53	$1,000.00	$1,020.28	$4.72
Service	$1,000.00	$942.83	$5.61	$1,000.00	$1,019.15	$5.85
Investor A	$1,000.00	$942.19	$6.25	$1,000.00	$1,018.48	$6.52
Investor B	$1,000.00	$938.72	$10.09	$1,000.00	$1,014.46	$10.54
Investor C	$1,000.00	$938.25	$9.63	$1,000.00	$1,014.93	$10.07

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.93% for Institutional, 1.16% for Service, 1.29% for Investor A, 2.08% for Investor B and 1.99% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	5

About Portfolio’s Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing the Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Portfolio for the periods prior to January 31, 2005 is based on performance of the former State Street Research mutual fund that reorganized with the Portfolio on that date.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolio. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Disclosure of Expenses

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. The Expense Example on page 5 is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example on page 5 is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008. The information under “Actual” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	7

Schedule of Investments March 31, 2008 (Unaudited)

	Shares	Value
Common Stocks — 58.1%
Australia — 0.5%
Finance — 0.1%
Macquarie Airports Management Ltd.	132,100	$389,946

Manufacturing — 0.1%
United Group Ltd.	95,300	1,051,234

Metal & Mining — 0.1%
Lihir Gold Ltd.	119,800	393,052
Zinifex Ltd.	25,900	236,227

		629,279

Oil & Gas — 0.1%
Oil Search Ltd.	138,400	610,917

Retail Merchandising — 0.1%
Woolworths Ltd.	39,034	1,034,523

Total Australia		3,715,899

Belgium — 0.3%
Beverages & Bottling — 0.2%
Inbev NV	16,450	1,447,598

Metal & Mining — 0.1%
Umicore	10,400	541,172

Total Belgium		1,988,770

Bermuda — 0.1%
Business Services — 0.0%
Genpact Ltd.(a)	14,000	171,500

Electronics — 0.1%
Tyco Electronics Ltd.	9,850	338,052

Manufacturing — 0.0%
Tyco International Ltd.	2,850	125,542

Medical & Medical Services — 0.0%
Covidien Ltd.	6,550	289,838

Total Bermuda		924,932

Brazil — 0.5%
Banks — 0.1%
Banco Industrial e Comercial SA	36,700	173,597
Unibanco SA - ADR	5,400	629,856

		803,453

Energy & Utilities — 0.1%
Companhia Energetica de Minas Gerais- CEMIG - ADR	21,100	380,644

Oil & Gas — 0.2%
Petroleo Brasileiro SA - ADR	10,400	1,061,944

Paper & Forest Products — 0.1%
Votorantim Celulose ADR	13,300	379,183

Real Estate — 0.0%
Mrv Engenharia(a)	14,800	263,156

Telecommunications — 0.0%
GVT Holding SA(a)	12,300	231,181

Total Brazil		3,119,561

Canada — 1.4%
Energy & Utilities — 0.0%
Epsilon Energy, Inc.	5,900	11,726
Tanganyika Oil Co. Ltd.	3,700	65,384

		77,110

Metal & Mining — 0.6%
Agnico-Eagle Mines Ltd.	15,935	1,080,807
Alexco Resource Corp.(a)	12,122	50,781
Aurora Energy Resources, Inc.(a)	5,300	27,883
Baja Mining Corp.(a)	59,300	78,570
Crosshair Exploration & Mining Corp.(a)	5,600	4,910
Denison Mines Corp.(a)	4,700	29,671
European Goldfields Ltd.(a)	12,100	63,185
Fording Canadian Coal Trust	7	365
Frontier Pacific Mining Corp.(a)	79,200	50,153
Gold Reserve, Inc.(a)	26,280	121,151
Kinross Gold Corp.	43,500	970,481
Minefinders Corp. Ltd.(a)(b)	40,000	491,200
NovaGold Resources, Inc.(a)	16,792	129,466
Silver Wheaton Corp.(a)	22,800	354,084
Southwestern Resources Corp.(a)	47,300	23,501
Sunridge Gold Corp.(a)	146,757	164,422
Triex Minerals Corp.(a)	3,300	5,369
Triex Minerals Corp. (acquired 12/23/05, cost $14,206)(c)	6,600	10,738
Uranium One, Inc.(a)	11,270	37,111
West Timmins Mining, Inc.(a)	36,372	24,096
Yamana Gold, Inc.	35,600	522,321

		4,240,265

Motor Vehicles — 0.0%
Westport Innovations, Inc.(a)	70,500	209,484

Oil & Gas — 0.8%
Accrete Energy, Inc.(a)	4,960	23,243
Alberta Clipper Energy, Inc.(a)	5,026	11,752
Bayou Bend Petroleum Ltd.(a)	40,700	21,412
Canadian Superior Energy, Inc.(a)	55,890	173,818
Canext Energy Ltd.(a)	4,021	2,938
Cinch Energy Corp.(a)	40,320	49,101
Compton Petroleum Corp.(a)	68,499	762,768
Cork Exploration, Inc.(a)	1,400	4,706
Crescent Point Energy Trust	1,800	50,189
Portfolio Abbreviations

To simplify the listings of Portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

ADR	American Depository Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Francs
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IO	Interest Only
JPY	Japanese Yen
LLC	Limited Liability Corporation
LP	Limited Partnership
NOK	Norwegian Krone
PLN	Polish Zloty
PO	Principal Only
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced
ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
Canada (Continued)
Oil & Gas (Continued)
Crew Energy, Inc.(a)	29,400	$383,808
Daylight Resources Trust	13,410	117,188
Delphi Energy Corp.(a)	24,700	50,774
Ember Resources, Inc.(a)	12,136	16,671
Endev Energy, Inc.(a)	231,700	187,355
Fairborne Energy Ltd.	1,482	9,962
First Calgary Petroleums Ltd.(a)	14,554	40,977
Galleon Energy, Inc.—Class A(a)	48,617	700,990
Gastar Exploration Ltd.(a)	15,900	20,670
Heritage Oil Corp.(a)	4,000	201,003
Highpine Oil & Gas Ltd.(a)	8,993	84,984
HSE Integrated Ltd.(a)	561	492
Iteration Energy Ltd.(a)	4,021	23,583
Leader Energy Services Ltd.(a)	15,957	1,244
Lynden Ventures Ltd.(a)	3,500	2,728
Midnight Oil Exploration Ltd.(a)	81,200	96,511
Niko Resources Ltd. (acquired 01/31/05, cost $40,606)(c)	2,000	162,210
Oilexco, Inc.(a)	3,525	46,121
Open Range Energy Corp.(a)	1,976	7,911
Pacific Rodera Energy, Inc.(a)	37,300	18,169
Pacific Rubiales Energy Corp.(a)	74,800	108,580
Pan Orient Energy Corp.(a)	3,600	40,579
Pengrowth Energy Trust	1,505	28,844
Penn West Energy Trust	819	22,979
Petro Andina Resources Inc.(a)	800	9,392
Petrolifera Petroleum Ltd.(a)	30,150	267,295
ProspEx Resources Ltd.(a)	43,140	146,259
Suncor Energy, Inc.	9,762	988,611
Tag Oil Ltd. (acquired 09/22/05, cost $4,409)(c)	4,000	331
Technicoil Corp.(a)	46,400	33,451
Trafalgar Energy Ltd.(a)	841	2,957
TransCanada Corp.	700	26,972
TriStar Oil & Gas Ltd.(a)	12,585	177,290
True Energy Trust	11,382	40,586
Tusk Energy Corp. (acquired 03/14/05 through 02/01/07, cost $211,317)(c)	57,966	96,003
Vero Energy, Inc.(a)	4,447	33,143
West Energy Ltd.(a)	143	474
WesternZagros Resources Ltd.(a)	1,800	4,279

		5,301,303

Transportation — 0.0%
Railpower Technologies Corp.(a)	17,600	5,830

Total Canada		9,833,992

Cayman Islands — 0.0%
Semiconductors & Related Devices — 0.0%
O2Micro International Ltd. - ADR(a)	4,000	30,920

Chile — 0.0%
Banks — 0.0%
Banco Santander Chile SA - ADR	3,600	188,136

Denmark — 0.1%
Retail Merchandising — 0.1%
FLSmidth & Co. A/S	5,600	554,262

Finland — 0.6%
Banks — 0.0%
OKO Bank Plc - Series A	14,300	269,334

Manufacturing — 0.1%
Wartsila Oyj - Series B	5,600	377,954

Paper & Forest Products — 0.1%
UPM-Kymmene Oyj	52,356	929,896

Telecommunications — 0.4%
Elisa Oyj	9,400	234,774
Nokia Oyj	82,510	2,610,474

		2,845,248

Total Finland		4,422,432

France — 1.6%
Banks — 0.2%
Credit Agricole SA	52,765	1,632,740

Computer Software & Services — 0.1%
Cie Generale De Geophysique	1,400	348,514

Entertainment & Leisure — 0.1%
Ubisoft Entertainment	3,900	335,996

Food & Agriculture — 0.4%
Carrefour SA	30,351	2,341,696
Casino Guichard-Perrachon SA	5,700	683,377

		3,025,073

Machinery & Heavy Equipment — 0.2%
ALSTOM	7,394	1,602,981

Manufacturing — 0.1%
Compagnie Generale des Etablissements Michelin - Class B	4,400	459,304

Medical Instruments & Supplies — 0.3%
Essilor International SA	28,723	1,876,896

Telecommunications — 0.2%
France Telecom SA	44,733	1,504,259

Total France		10,785,763

Germany — 2.1%
Banks — 0.2%
Commerzbank AG	37,496	1,172,102

Chemicals — 0.4%
Bayer AG	26,335	2,110,425
SGL Carbon AG	7,400	467,312

		2,577,737

Computer Software & Services — 0.1%
United Internet AG	29,400	632,642

Durable Goods — 0.1%
Gerry Weber International AG	11,900	425,530

Energy & Utilities — 0.3%
E.ON AG	12,302	2,277,407

Insurance — 0.5%
Allianz AG	13,090	2,593,159
Hannover Rueckversicherung AG	12,700	662,058

		3,255,217

Manufacturing — 0.4%
Adidas-Salomon AG	5,300	352,352
K+S AG	1,000	327,292
Siemens AG	17,853	1,934,937

		2,614,581

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	9

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
Germany (Continued)
Medical & Medical Services — 0.0%
Rhoen Klinikum AG	6,900	$204,470

Medical Instruments & Supplies — 0.1%
Fresenius Medical Care AG & Co.	8,200	412,324

Miscellaneous Services — 0.0%
GEA Group AG	11,500	386,716

Waste Management — 0.0%
Zhongde Waste Technology AG	3,246	130,986

Total Germany		14,089,712

Greece — 0.1%
Banks — 0.0%
Piraeus Bank SA	5,800	178,374

Computer & Office Equipment — 0.1%
Intralot SA	21,000	375,965

Transportation — 0.0%
Navios Maritime Holdings, Inc.	7,700	71,456

Total Greece		625,795

Hong Kong — 0.9%
Banks — 0.3%
Hang Seng Bank Ltd.	101,000	1,828,542

Chemicals — 0.1%
Huabao International Holdings Ltd.	418,800	344,397

Construction — 0.0%
Shenzhen Expressway Co. Ltd.	311,100	237,842

Entertainment & Leisure — 0.0%
The Hongkong & Shanghai Hotels Ltd.	145,600	239,092

Finance — 0.0%
Rexcapital Financial Holdings Ltd.(a)	1,996,500	223,183

Metal & Mining — 0.0%
Yanzhou Coal Mining Co. Ltd.	178,700	253,034

Real Estate — 0.3%
Henderson Land Development Co. Ltd.	142,000	1,008,988
New World Development Co. Ltd.	129,600	314,065
Wheelock & Co. Ltd.	184,600	517,083

		1,840,136

Retail Merchandising — 0.2%
Esprit Holdings Ltd.	121,500	1,458,128

Total Hong Kong		6,424,354

Indonesia — 0.3%
Banks — 0.0%
PT Bank Mandiri	1,037,100	354,901

Metal & Mining — 0.1%
PT Bumi Resources Tbk	742,500	500,109

Motor Vehicles — 0.2%
PT Astra International Tbk	466,500	1,228,965

Total Indonesia		2,083,975

Ireland — 0.4%
Computer Software & Services — 0.1%
SkillSoft Plc - ADR(a)	82,190	860,529

Pharmaceuticals — 0.3%
Elan Corp. Plc - ADR(a)	77,500	1,616,650
ICON Plc - ADR(a)	1,700	110,313

		1,726,963

Total Ireland		2,587,492

Italy — 0.2%
Construction — 0.0%
Astaldi SpA	29,300	225,737

Energy & Utilities — 0.2%
AEM SpA	152,550	560,553
Terna Rete Elettrica Nazionale SpA	113,000	482,125

		1,042,678

Total Italy		1,268,415

Japan — 2.9%
Banks — 0.4%
Bank of Kyoto Ltd.	33,200	403,676
The Chiba Bank Ltd.	72,800	494,438
The Iyo Bank Ltd.	32,800	350,112
Mizuho Financial Group, Inc.	320	1,171,750

		2,419,976

Chemicals — 0.1%
Dainippon Ink and Chemicals, Inc.	50,700	157,675
Nihon Nohyaku Co. Ltd.	64,400	593,736
Nippon Carbon Co. Ltd.	46,000	218,278

		969,689

Conglomerates — 0.2%
Mitsui & Co. Ltd.	69,000	1,398,274

Construction — 0.0%
Daito Trust Construction Co., Ltd.	5,500	283,607

Durable Goods — 0.1%
ASICS Corp.	29,500	339,155

Electronics — 0.2%
Denso Corp.	18,500	597,613
Hosiden Corp.	30,300	603,082
Star Micronics Co. Ltd.	17,500	241,046

		1,441,741

Energy & Utilities — 0.2%
Air Water, Inc.	42,300	404,413
Kurita Water Industries Ltd.	23,700	872,582

		1,276,995

Finance — 0.0%
Shinko Securities Co. Ltd.(a)	53,500	155,648
Machinery & Heavy Equipment — 0.3%
Komatsu Ltd.	43,000	1,192,767
Miura Co. Ltd.	10,000	226,224
Mori Seiki Co., Ltd.	12,700	228,060
Nabtesco Corp.	35,100	475,371

		2,122,422

Manufacturing — 0.2%
Daihatsu Motor Co., Ltd.	24,600	295,407
Taiyo Nippon Sanso Corp.	45,900	367,458
Tokai Rika Co. Ltd.	13,100	342,351

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
Japan (Continued)
Manufacturing (Continued)
Uni-Charm Corp.	5,800	$424,177

		1,429,393

Medical Instruments & Supplies — 0.0%
Nihon Kohden Corp.	10,200	233,307

Metal & Mining — 0.2%
Marubeni Corp.	176,000	1,281,862
Yamato Kogyo Co. Ltd.	5,600	225,843

		1,507,705

Motor Vehicles — 0.4%
Futaba Industrial Co. Ltd.	15,000	337,831
Toyota Motor Corp.	42,000	2,094,101

		2,431,932

Pharmaceuticals — 0.0%
Towa Pharmaceuticals Co., Ltd.	3,500	148,525

Photographic Equipment — 0.0%
Tamron Co. Ltd.	8,800	215,851

Retail Merchandising — 0.1%
Shimachu Co. Ltd.	9,900	297,457
Tsuruha Holdings, Inc.	8,600	371,850

		669,307

Telecommunications — 0.2%
KDDI Corp.	201	1,228,020

Transportation — 0.3%
Canon, Inc.	29,000	1,335,373
Hino Motors Ltd.	50,700	334,677
Kintetsu World Express, Inc.	10,000	232,745

		1,902,795

Total Japan		20,174,342

Kazakhstan — 0.1%
Oil & Gas — 0.1%
Kamunaigaz Exploration Production, Inc.	15,100	378,255

Luxembourg — 0.3%
Oil & Gas — 0.0%
Acergy SA - ADR	9,750	208,163

Telecommunications — 0.3%
SES SA	84,778	1,793,684

Total Luxembourg		2,001,847

Malaysia — 0.1%
Entertainment & Leisure — 0.1%
Tanjong Plc	86,800	455,914

Morocco — 0.1%
Construction — 0.1%
IJM Corp. Bhd	234,000	446,272

Food & Agriculture — 0.0%
Kuala Lumpur Kepong Bhd	73,100	370,242

Total Morocco		816,514

Netherlands — 0.7%
Construction — 0.1%
Koninklijke Boskalis Westminster NV	12,800	737,191

Food & Agriculture — 0.1%
Nutreco Holding NV	6,900	530,509

Medical & Medical Services — 0.0%
Qiagen NV	16,134	334,203

Telecommunications — 0.3%
Koninklijke KPN NV	119,991	2,026,971

Transportation — 0.2%
TNT NV	27,776	1,031,827

Total Netherlands		4,660,701

Norway — 0.6%
Banks — 0.0%
Sparebanken Rogaland	7,433	76,998

Chemicals — 0.1%
Yara International ASA	12,600	728,681

Oil & Gas — 0.4%
Fred Olsen Energy ASA	9,600	544,817
Prosafe ASA	33,700	529,422
Sevan Marine ASA	7,600	97,008
Statoil ASA	51,196	1,534,166

		2,705,413

Transportation — 0.1%
Songa Offshore ASA	46,900	626,273
Stolt-Nielsen SA (acquired 01/31/05, cost $177,441)(c)(d)	13,000	270,602

		896,875

Total Norway		4,407,967

Philippines — 0.1%
Telecommunications — 0.1%
Philippine Long Distance Telephone Co. - ADR	5,300	352,238

Singapore — 0.5%
Finance — 0.3%
DBS Group Holdings Ltd.	154,107	2,015,275

Real Estate — 0.2%
CapitaCommercial Trust Management Ltd.	209,000	337,085
Keppel Corp. Ltd.	160,000	1,150,786

		1,487,871

Retail Merchandising — 0.0%
Hongguo International Holdings Ltd.	340,475	127,389

Total Singapore		3,630,535

South Korea — 0.3%
Banks — 0.0%
Pusan Bank	22,200	277,962

Beverages & Bottling — 0.1%
Woongjin Coway Co. Ltd.	11,700	353,239

Electronics — 0.2%
Samsung Electronics Co. Ltd.	2,252	1,416,667

Security Brokers & Dealers — 0.0%
Korea Investment Holdings Co. Ltd.(a)	7,400	347,453

Total South Korea		2,395,321

Sweden — 0.3%
Banks — 0.2%
Nordea Bank AB	101,587	1,646,428

Entertainment & Leisure — 0.0%
Rezidor Hotel Group AB	28,900	168,774

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	11

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
Sweden (Continued)
Soaps & Cosmetics — 0.1%
Oriflame Cosmetics SA	8,510	$565,008

Total Sweden		2,380,210

Switzerland — 2.0%
Chemicals — 0.6%
Lonza Group AG	4,800	636,552
Syngenta AG	11,792	3,455,314

		4,091,866

Food & Agriculture — 0.5%
Barry Callebaut AG	478	413,936
Nestle SA	6,686	3,340,980

		3,754,916

Insurance — 0.0%
Swiss Life Holding	1,300	361,293

Machinery & Heavy Equipment — 0.1%
Meyer Burger Technology AG	1,300	399,255

Pharmaceuticals — 0.8%
Novartis AG	42,425	2,174,436
Roche Holding AG	15,965	3,004,590

		5,179,026

Total Switzerland		13,786,356

Taiwan — 0.3%
Chemicals — 0.2%
Polaris Securities Co., Ltd.(a)	408,100	291,505
Taiwan Fertilizer Co. Ltd.	187,800	819,088

		1,110,593

Computer Software & Services — 0.0%
Geovision, Inc.	19,500	137,042

Finance — 0.1%
Yuanta Financial Holding Co.(a)	384,500	360,712

Semiconductors & Related Devices — 0.0%
Av Tech Corp.	2,440	12,529
Vanguard International Semiconductor Corp.	149,465	107,255

		119,784

Transportation — 0.0%
U-Ming Marine Transport Corp.	117,630	355,064

Total Taiwan		2,083,195

Thailand — 0.2%
Banks — 0.1%
Siam Commercial Bank Public Co. Ltd.	227,200	653,060

Metal & Mining — 0.1%
Banpu Public Co. Ltd.	33,200	390,134

Total Thailand		1,043,194

United Kingdom — 4.1%
Aerospace — 0.5%
BAE Systems Plc	230,916	2,223,828
Cobham Plc	103,700	411,614
Meggitt Plc	84,800	464,080

		3,099,522

Banks — 0.4%
Lloyd TSB Group Plc	196,243	1,756,517
Standard Chartered Plc	35,795	1,223,311

		2,979,828

Business Services — 0.3%
Aegis Group Plc	223,600	551,378
Babcock International Group	49,400	560,305
De La Rue Plc	29,767	523,710
Intertek Group Plc	24,400	499,748

		2,135,141

Energy & Utilities — 0.1%
International Power Plc	67,100	530,014
ITM Power Plc	12,000	14,825

		544,839

Entertainment & Leisure — 0.1%
IG Group Holdings Plc	29,100	188,996
InterContinental Hotels Group Plc	14,419	217,482

		406,478

Finance — 0.0%
ICAP Plc	17,100	193,104

Food & Agriculture — 0.1%
Britvic Plc	64,000	404,866
Dairy Crest Group Plc	14,300	133,104

		537,970

Insurance — 0.3%
Hiscox Ltd.	95,700	454,408
Prudential Plc	128,713	1,700,012

		2,154,420

Machinery & Heavy Equipment — 0.1%
VT Group Plc	27,500	358,574
The Weir Group Plc	37,600	567,877

		926,451

Measuring & Controlling Devices — 0.1%
Rotork Plc	21,700	464,689

Miscellaneous Services — 0.6%
Aggreko Plc	30,700	393,293
Anglo American Plc	44,657	2,683,648
Mondi Plc	107,192	889,240

		3,966,181

Oil & Gas — 0.6%
Archipelago Resources Plc (acquired 5/13/05, cost $51,017)(c)	78,900	46,976
BG Group Plc	147,079	3,406,458
Gulfsands Petroleum Plc	9,000	28,757
Wellstream Holdings Plc	17,800	464,545

		3,946,736

Pharmaceuticals — 0.3%
GlaxoSmithKline Plc	85,506	1,808,987
Shire Plc - ADR	4,100	237,636

		2,046,623

Publishing & Printing — 0.0%
United Business Media Plc	23,400	250,315

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
United Kingdom (Continued)
Real Estate — 0.1%
Bellway Plc	20,600	$365,090

Telecommunications — 0.4%
Vodafone Group Plc	977,019	2,925,996

Transportation — 0.1%
Arriva Plc	33,800	460,174
National Express Group Plc	19,500	388,940

		849,114

Waste Management — 0.0%
Northumbrian Water Group Plc	46,900	325,080

Total United Kingdom		28,117,577

United States — 36.4%
Aerospace — 0.6%
AAR Corp.(a)	5,500	149,985
Alliant Techsystems, Inc.(a)	400	41,412
Argon ST, Inc.(a)	7,700	130,977
BE Aerospace, Inc.(a)	12,450	435,127
The Boeing Co.	5,350	397,880
DRS Technologies, Inc.	800	46,624
Goodrich Corp.	3,300	189,783
Lockheed Martin Corp.	5,750	570,975
Northrop Grumman Corp.	25,550	1,988,046
Orbital Sciences Corp.(a)	5,750	138,575

		4,089,384

Air Transportation — 0.0%
Continental Airlines, Inc. - Class B(a)	8,575	164,897

Banks — 1.4%
Bank of America Corp.	23,600	894,676
The Bank of New York Mellon Corp.	29,590	1,234,791
Citigroup, Inc.	22,350	478,737
CoBiz, Inc.	7,058	91,895
Columbia Banking System, Inc.	2,294	51,340
Cullen/Frost Bankers, Inc.	5,431	288,060
Fidelity National Information Services, Inc.	7,150	272,701
First Midwest Bancorp, Inc.	8,754	243,099
First State Bancorporation	4,300	57,577
Hudson City Bancorp, Inc.	9,800	173,264
JPMorgan Chase & Co.	57,850	2,484,657
KBW, Inc.(a)(b)	4,500	99,225
New York Community Bancorp, Inc.	2,200	40,084
People’s United Financial, Inc.	21,810	377,531
Prosperity Bancshares, Inc.	3,100	88,846
Signature Bank(a)	2,950	75,225
Sterling Bancshares, Inc.	8,000	79,520
Susquehanna Bancshares, Inc.	2,100	42,777
SVB Financial Group(a)	1,450	63,278
U.S. Bancorp	27,350	885,046
UMB Financial Corp.	2,450	100,940
Umpqua Holdings Corp.(b)	6,150	95,386
Valley National Bancorp	3,100	59,551
Wells Fargo & Co.	31,450	915,195
Westamerica Bancorp	2,125	111,775
Wintrust Financial Corp.	9,810	342,860
Zions Bancorporation	4,680	213,174

		9,861,210

Beverages & Bottling — 1.1%
The Coca-Cola Co.	73,600	4,480,032
Coca-Cola Enterprises, Inc.	17,650	427,130
Constellation Brands, Inc.(a)	16,160	285,547
Green Mountain Coffee Roasters, Inc.(a)	3,200	101,280
Molson Coors Brewing Co. - Class B	10,100	530,957
Pepsi Bottling Group, Inc.	12,600	427,266
PepsiAmericas, Inc.	1,200	30,636
PepsiCo, Inc.	12,900	931,380

		7,214,228

Broadcasting — 0.3%
Belo Corp.	27,352	289,111
CBS Corp. - Class B	16,500	364,320
CKX, Inc.(a)	53,900	513,128
DIRECTV Group, Inc.(a)	27,300	676,767
Outdoor Channel Holdings, Inc.(a)	7,169	52,692

		1,896,018

Business Services — 0.6%
Accenture Ltd.	6,050	212,778
The Advisory Board Co.(a)	3,000	164,820
Alliance Data Systems Corp.(a)	650	30,882
American Public Education, Inc.(a)	400	12,148
The Brink’s Co.	7,325	492,094
CommVault Systems, Inc.(a)	4,250	52,700
DeVry, Inc.	10,865	454,592
Diamond Management & Technology Consultants, Inc.	18,994	122,511
ExlService Holdings, Inc.(a)	14,896	342,012
Expedia, Inc.(a)	13,625	298,251
Fluor Corp.	3,500	494,060
Forrester Research, Inc.(a)	14,450	384,081
Gartner, Inc. - Class A(a)	3,600	69,624
Healthcare Services Group, Inc.	2,058	42,467
Hewitt Associates, Inc. - Class A(a)	1,925	76,557
Hiedrick & Struggles International, Inc.	1,700	55,301
HMS Holdings Corp.(a)	5,225	149,174
Iron Mountain, Inc.(a)	11,600	306,704
Martha Stewart Living Omnimedia, Inc.(a)(b)	11,500	85,445
Net1 UEPS Technologies, Inc.(a)	2,850	64,267
Strayer Education, Inc.	500	76,250
W.W. Grainger, Inc.	1,794	137,044

		4,123,762

Chemicals — 0.5%
Agrium, Inc.	6,600	409,926
Ashland, Inc.	7,280	344,344
Celanese Corp. - Series A	23,460	916,113
CF Industries Holdings, Inc.	700	72,534
The Dow Chemical Co.	12,725	468,916
Eastman Chemical Co.	6,550	409,047
Hercules, Inc.	19,750	361,228
The Lubrizol Corp.	8,825	489,876
Minerals Technologies, Inc.	1,000	62,800
Rockwood Holdings, Inc.(a)	1,800	58,986
Terra Industries, Inc.(a)	1,725	61,289

		3,655,059

Computer & Office Equipment — 1.4%
Apple Computer, Inc.(a)	28,819	4,135,527
Cisco Systems, Inc.(a)	92,193	2,220,929
Electronics for Imaging, Inc.(a)	9,500	141,740

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	13

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Computer & Office Equipment (Continued)
Hewlett-Packard Co.	18,675	$852,701
International Business Machines Corp.	11,800	1,358,652
Intuit, Inc.(a)	7,450	201,224
NCR Corp.(a)	1,600	36,528
Phase Metrics, Inc.(a)(e)	50,574	1,011
Western Digital Corp.(a)	22,096	597,476

		9,545,788

Computer Software & Services — 2.9%
ACI Worldwide, Inc.(a)	7,850	156,372
Activision, Inc.(a)	37,075	1,012,518
Adobe Systems, Inc.(a)	92,456	3,290,509
Affiliated Computer Services, Inc. - Class A(a)	2,800	140,308
Aladdin Knowledge Systems Ltd.(a)	12,950	246,438
Blackboard, Inc.(a)	9,589	319,601
BMC Software, Inc.(a)	1,925	62,601
CACI International, Inc.(a)	1,800	81,990
comScore, Inc.(a)	4,200	84,252
DemandTec, Inc.(a)	15,500	158,100
eBay, Inc.(a)	2,700	80,568
Emulex Corp.(a)	3,275	53,186
Foundry Networks, Inc.(a)	18,950	219,441
Google, Inc. - Class A(a)	6,172	2,718,581
Greenfield Online, Inc.(a)	7,319	86,803
Guidance Software, Inc.(a)	10,969	98,173
i2 Technologies, Inc.(a)	12,250	137,935
IHS, Inc.(a)	10,050	646,316
International Game Technology	14,300	575,003
Jack Henry & Associates, Inc.	15,050	371,284
Juniper Networks, Inc.(a)	5,650	141,250
Lawson Software, Inc.(a)	12,200	91,866
McAfee, Inc.(a)	1,500	49,635
MICROS Systems, Inc.(a)	8,600	289,476
Microsoft Corp.	129,293	3,669,335
Move, Inc.(a)	20,550	63,294
Nuance Communications, Inc.(a)	17,150	298,582
Oracle Corp.(a)	23,950	468,462
Phase Forward, Inc.(a)	8,800	150,304
PROS Holdings, Inc.(a)	7,200	90,360
Quality Systems, Inc.	3,000	89,610
Salesforce.com, Inc.(a)	26,760	1,548,601
SonicWALL, Inc.(a)	29,350	239,790
Sun Microsystems, Inc.(a)	42,238	655,948
Sybase, Inc.(a)	2,150	56,545
Sykes Enterprises, Inc.(a)	17,550	308,704
Symantec Corp.(a)	16,900	280,878
Synopsys, Inc.(a)	1,700	38,607
Tech Data Corp.(a)	6,140	201,392
Teradata Corp.(a)	6,900	152,214
The TriZetto Group, Inc.(a)	10,033	167,451
Yahoo!, Inc.(a)	5,200	150,436

		19,742,719

Construction — 0.0%
EMCor Group, Inc.(a)	1,900	42,199
NVR, Inc.(a)	45	26,888
Toll Brothers, Inc.(a)	4,600	108,008
United Rentals, Inc.(a)	3,200	60,288

		237,383

Containers — 0.1%
Owens-Illinois, Inc.(a)	2,940	165,904
Pactiv Corp.(a)	10,250	268,652
Silgan Holdings, Inc.	3,450	171,224
Smurfit-Stone Container Corp.(a)	17,110	131,747
Tupperware Corp.	7,100	274,628

		1,012,155

Electronics — 0.4%
Agilent Technologies, Inc.(a)	9,780	291,737
Ametek, Inc.	8,150	357,866
Amphenol Corp.	8,450	314,763
Arrow Electronics, Inc.(a)	2,300	77,395
Benchmark Electronics, Inc.(a)	6,300	113,085
Brady Corp.	3,800	127,034
Intel Corp.	25,500	540,090
Intersil Corp. - Class A	14,410	369,905
RF Micro Devices, Inc.(a)	8,400	22,344
TiVo, Inc.(a)	21,700	190,092
TTM Technologies, Inc.(a)	4,900	55,468

		2,459,779

Energy & Utilities — 1.3%
Airgas, Inc.	2,600	118,222
Black Hills Corp.	1,825	65,298
Calpine Corp.(a)	16,100	296,562
CenterPoint Energy, Inc.	48,200	687,814
Constellation Energy Group, Inc.	3,450	304,532
Duke Energy Corp.	7,600	135,660
Edison International	20,590	1,009,322
El Paso Electric Co.(a)	5,800	123,946
Energy East Corp.	2,350	56,682
Entergy Corp.	2,580	281,426
Equitable Resources, Inc.	9,720	572,508
Evergreen Energy, Inc.(a)(b)	11,500	17,710
Exelon Corp.	14,900	1,210,923
FPL Group, Inc.	9,550	599,167
Integrys Energy Group, Inc.	6,100	284,504
KBR, Inc.	1,500	41,595
Longview Energy Co. (acquired 01/31/05, cost $48,000)(c)(e)	3,200	64,000
NRG Energy, Inc.(a)	7,770	302,952
Ocean Power Technologies, Inc.(a)	1,000	12,220
PPL Corp.	7,570	347,614
Quanta Services, Inc.(a)	8,150	188,836
Questar Corp.	9,610	543,542
SCANA Corp.	14,900	545,042
Sempra Energy	3,075	163,836
Sierra Pacific Resources	8,225	103,882
UIL Holdings Corp.	5,600	168,728
Vectren Corp.	1,875	50,306
Wisconsin Energy Corp.	9,350	411,307
Xcel Energy, Inc.	9,200	183,540

		8,891,676

Entertainment & Leisure — 0.6%
Ameristar Casinos, Inc.	5,100	93,075
DreamWorks Animation SKG, Inc. - Class A(a)	10,150	261,667
Las Vegas Sands Corp.(a)	11,101	817,478
Morgans Hotel Group Co.(a)	7,265	107,667
Orient-Express Hotels Ltd. - Class A	12,437	536,781

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Entertainment & Leisure (Continued)
Pinnacle Entertainment, Inc.(a)	29,360	$375,808
Royal Caribbean Cruises Ltd.(b)	9,650	317,485
Scientific Games Corp. - Class A(a)	18,600	392,646
The Walt Disney Co.	26,350	826,863
World Wrestling Entertainment, Inc.	4,700	87,467

		3,816,937

Finance — 1.8%
Affiliated Managers Group, Inc.(a)	4,200	381,108
AllianceBernstein Holding LP	2,450	155,281
American Express Co.	10,150	443,758
Astoria Financial Corp.	8,000	217,280
Capital One Financial Corp.	4,435	218,291
CME Group, Inc.	650	304,915
Deluxe Corp.	2,175	41,782
Evercore Partners, Inc.	7,000	124,250
Federated Investors, Inc. - Class B	8,425	329,923
The Goldman Sachs Group, Inc.	7,350	1,215,616
Invesco Ltd.	16,520	402,427
Knight Capital Group, Inc.(a)	2,700	43,848
Market Vectors Russia	45,000	2,120,400
NGP Capital Resources Co.	2,700	44,334
NYSE Euronext, Inc.	9,200	567,732
Regions Financial Corp.	5,800	114,550
Riskmetrics Group, Inc.(a)	2,300	44,505
State Street Corp.	12,500	987,500
Streettracks Gold Trust(a)	42,000	3,795,960
TD Ameritrade Holding Corp.(a)	42,930	708,774
Wright Express Corp.(a)	6,950	213,574

		12,475,808

Food & Agriculture — 0.7%
Bunge Ltd.	4,950	430,056
Dean Foods Co.(a)	11,320	227,419
Del Monte Foods Co.	38,936	371,060
Diamond Foods, Inc.	5,700	103,398
Fresh Del Monte Produce, Inc.(a)	1,125	40,950
Monsanto Co.	22,436	2,501,614
Panera Bread Co. - Class A(a)(b)	7,100	297,419
Potash Corp. of Saskatchewan, Inc.	6,190	960,750

		4,932,666

Furniture — 0.0%
Herman Miller, Inc.	2,100	51,597

Insurance — 1.0%
ACE Ltd.	8,050	443,233
Aetna, Inc.	11,200	471,408
American Financial Group, Inc.	2,175	55,593
American International Group, Inc.	9,050	391,412
Amerigroup Corp.(a)	1,975	53,977
Arch Capital Group Ltd.(a)	1,900	130,473
Assurant, Inc.	5,240	318,906
AXIS Capital Holdings Ltd.	18,390	624,892
CHUBB Corp.	10,575	523,251
Endurance Specialty Holdings Ltd.	10,661	390,193
Everest Re Group Ltd.	750	67,148
First Mercury Financial Corp.(a)	10,700	186,287
Genworth Financial, Inc.	5,425	122,822
HCC Insurance Holdings, Inc.	18,830	427,253
Lincoln National Corp.	5,400	280,800
MetLife, Inc.	10,800	650,808
PartnerRe Ltd.	2,375	181,212
Platinum Underwriters Holdings Ltd.	1,741	56,513
RenaissanceRe Holdings Ltd.	2,350	121,988
Travelers Companies, Inc.	13,725	656,741
UnumProvident Corp.	20,100	442,401
W.R. Berkley Corp.	14,930	413,412
WellPoint, Inc.(a)	2,100	92,673

		7,103,396

Leasing — 0.0%
GATX Corp.	1,400	54,698
Machinery & Heavy Equipment — 0.6%
AGCO Corp.(a)	7,625	456,585
Albany International Corp. - Class A	8,360	302,130
Altra Holdings, Inc.(a)	5,700	76,665
Bucyrus International, Inc. - Class A	1,600	162,640
Deere & Co.	9,000	723,960
Flowserve Corp.	450	46,971
H&E Equipment Services, Inc.(a)	4,800	60,336
Joy Global, Inc.	31,925	2,080,233
The Manitowoc Co., Inc.	1,025	41,820

		3,951,340

Manufacturing — 2.5%
Actuant Corp. - Class A	8,925	269,624
Acuity Brands, Inc.	1,350	57,982
AptarGroup, Inc.	700	27,251
Chart Industries, Inc.(a)	5,600	189,504
Chattem, Inc.(a)	2,398	159,083
Corning, Inc.	77,900	1,872,716
Crane Co.	1,300	52,455
Crocs, Inc.(a)(b)	26,400	461,208
Cummins, Inc.	8,600	402,652
Danaher Corp.	25,500	1,938,765
Dover Corp.	8,060	336,747
Eaton Corp.	6,880	548,130
Elizabeth Arden, Inc.(a)	11,475	228,926
Energizer Holdings, Inc.(a)	1,325	119,886
Foster Wheeler Ltd.(a)	6,096	345,156
Fuller (H.B.) Co.	4,300	87,763
Gardner Denver, Inc.(a)	5,825	216,108
General Cable Corp.(a)	1,900	112,233
General Electric Co.	101,818	3,768,284
Harsco Corp.	1,350	74,763
Hexel Corp.(a)	4,250	81,217
Honeywell International, Inc.	43,160	2,435,087
IDEX Corp.	7,775	238,615
Jones Apparel Group, Inc.	12,610	169,226
Kaydon Corp.	2,400	105,384
Ladish Co., Inc.(a)	2,150	77,400
Lear Corp.(a)	1,600	41,456
Mettler-Toledo International, Inc.(a)	575	55,844
Newell Rubbermaid, Inc.	18,650	426,526
NIKE, Inc., Class B	2,450	166,600
Parker Hannifin Corp.	7,025	486,622
Quanex Corp.	10,881	562,983
RBC Bearings, Inc.(a)	2,550	94,681

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	15

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Manufacturing (Continued)
Smith & Wesson Holding Corp.(a)	6,072	$30,481
SPX Corp.	900	94,410
Textron, Inc.	3,190	176,790
VF Corp.	6,050	468,936
The Warnaco Group, Inc.(a)	3,759	148,255
Watson Wyatt Worldwide, Inc.	2,575	146,131

		17,275,880

Measuring & Controlling Devices — 0.4%
Thermo Electron Corp.(a)	44,100	2,506,644

Medical & Medical Services — 1.0%
Amedisys, Inc.(a)	4,500	177,030
Apria Healthcare Group, Inc.(a)	2,500	49,375
Arthrocare Corp.(a)(b)	2,800	93,380
Baxter International, Inc.	9,250	534,835
Coventry Health Care, Inc.(a)	3,870	156,155
Davita, Inc.(a)	3,400	162,384
Express Scripts, Inc.(a)	3,300	212,256
Health Net, Inc.(a)	750	23,100
Henry Schein, Inc.(a)	17,600	1,010,240
Invitrogen Corp.(a)	5,525	472,222
Kindred Healthcare, Inc.(a)	2,750	60,142
Laboratory Corp. of America Holdings(a)	3,630	267,458
Lifecell Corp.(a)	2,700	113,481
Magellan Health Services, Inc.(a)	9,350	371,102
MedCath Corp.(a)	5,800	105,560
Medco Health Solutions, Inc.(a)	41,270	1,807,213
Pediatrix Medical Group, Inc.(a)	12,450	839,130
Quest Diagnostics, Inc.	5,510	249,438
Santarus, Inc.(a)	23,650	60,780
Sun Healthcare Group, Inc.(a)	6,200	81,468
UnitedHealth Group, Inc.	5,400	185,544
WellCare Health Plans, Inc.(a)	325	12,659

		7,044,952

Medical Instruments & Supplies — 1.4%
Align Technology, Inc.(a)	1,256	13,954
Bruker BioSciences Corp.(a)	8,050	123,890
C.R. Bard, Inc.	6,550	631,420
Charles River Laboratories International, Inc.(a)	850	50,099
The Cooper Cos., Inc.,	11,290	388,715
DENTSPLY International, Inc.	2,275	87,815
ev3, Inc.(a)	9,950	80,993
Hillenbrand Industries, Inc.	3,287	157,119
Hologic, Inc.(a)	45,725	2,542,310
Home Diagnostics, Inc.(a)	2,800	19,488
Intuitive Surgical, Inc.(a)	435	141,092
Johnson & Johnson	51,950	3,369,996
Kinetic Concepts, Inc.(a)	8,725	403,357
Martek Biosciences Corp.(a)	10,850	331,684
MWI Veterinary Supply, Inc.(a)	2,747	96,859
Orthofix International NV(a)	1,800	71,586
SonoSite, Inc.(a)	6,100	173,423
Symmetry Medical, Inc.(a)	9,200	152,720
Wright Medical Group, Inc.(a)	10,405	251,177
Zoll Medical Corp.(a)	8,000	212,720

		9,300,417

Metal & Mining — 2.0%
Arch Coal, Inc.	31,700	1,378,950
Century Aluminum Co.(a)	2,000	132,480
CONSOL Energy, Inc.	68,591	4,745,811
Foundation Coal Holdings, Inc.	900	45,297
Freeport-McMoRan Copper & Gold, Inc. - Class B	15,332	1,475,245
James River Coal Co.(a)	2,300	40,296
Kinross Gold Corp.	22,235	491,616
Massey Energy Co.	68,067	2,484,446
Pan American Silver Corp.(a)	8,200	314,634
Patriot Coal Corp.(a)	1,399	65,711
Peabody Energy Corp.	26,498	1,351,398
Reliance Steel & Aluminum Co.	4,915	294,212
Steel Dynamics, Inc.	4,100	135,464
United States Steel Corp.	5,550	704,128

		13,659,688

Miscellaneous Services — 0.1%
Owens & Minor, Inc.	1,300	51,142
TeleTech Holdings, Inc.(a)	13,050	293,103

		344,245

Motor Vehicles — 0.1%
American Axle & Manufacturing Holdings, Inc.	2,475	50,738
Ford Motor Co.(a)	37,158	212,544
Oshkosh Truck Corp.	8,850	321,078
Polaris Industries, Inc.	875	35,884
TRW Automotive Holdings Corp.(a)	5,150	120,355

		740,599

Oil & Gas — 4.7%
Allis-Chalmers Energy, Inc.(a)	4,700	64,813
American Oil & Gas, Inc.(a)	5,947	19,447
Apache Corp.	6,950	839,699
Approach Resources, Inc.(a)	1,700	26,656
Atwood Oceanics, Inc.(a)	2,600	238,472
Aventine Renewable Energy Holdings, Inc.(a)	7,900	41,080
Baker Hughes, Inc.	15,300	1,048,050
BJ Services Co.	4,000	114,040
Bois d’Arc Energy, Inc.(a)	3,400	73,066
Brigham Exploration Co.(a)	811	4,923
Cal Dive International, Inc.(a)	4,800	49,824
Callon Petroleum Co.(a)	2,500	45,225
CanArgo Energy Corp.(a)	194,100	67,838
Chesapeake Energy Corp.	25,250	1,165,287
Chevron Corp.	17,200	1,468,192
Cimarex Energy Co.	7,300	399,602
Clayton Williams Energy, Inc.(a)	20,823	1,092,999
Complete Production Services, Inc.(a)	900	20,646
Comstock Resources, Inc.(a)	6,250	251,875
ConocoPhillips	17,550	1,337,485
Dawson Geophysical Co.(a)	1,500	101,250
Delta Petroleum Corp.(a)	52,155	1,175,574
Denbury Resources, Inc.(a)	3,800	108,490
Devon Energy Corp.	2	209
Diamond Offshore Drilling, Inc.	1,727	201,023
Encore Acquisition Co.(a)	1,550	62,434
Energen Corp.	5,050	314,615
ENSCO International, Inc.	10,050	629,331
EOG Resources, Inc.	19,720	2,366,400
EXCO Resources, Inc.(a)	13,100	242,350
Exxon Mobil Corp.	38,250	3,235,185

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Oil & Gas (Continued)
FMC Technologies, Inc.(a)	2,100	$119,469
Forest Oil Corp.(a)	1,300	63,648
Gasco Energy, Inc.(a)	19,600	47,824
Goodrich Petroleum Corp.(a)	7,850	236,128
Grant Prideco, Inc.(a)	10,580	520,748
Halliburton Co.	22,730	893,971
Helmerich & Payne, Inc.	2,600	121,862
Hercules Offshore, Inc.(a)	5,800	145,696
ION Geophysical Corp.(a)	9,200	126,960
Marathon Oil Corp.	151	6,886
Mariner Energy, Inc.(a)	2,900	78,329
Matador Resources Co. (acquired 01/31/05 through 04/19/06, cost $62,950)(c)(e)	2,895	86,850
McMoRan Exploration Co.(a)	1,900	32,851
National-Oilwell, Inc.(a)	9,450	551,691
Newfield Exploration Co.(a)	10,054	531,354
Noble Corp.	11,400	566,238
Occidental Petroleum Corp.	5,200	380,484
Oceaneering International, Inc.(a)	1,500	94,500
Oil States International, Inc.(a)	3,200	143,392
Oneok, Inc.	2,200	98,186
Parallel Petroleum Corp.(a)	4,879	95,482
Particle Drilling Technologies, Inc.	10,800	10,714
Penn Virginia Corp.	16,500	727,485
Plains Exploration & Production Co.(a)	11,450	608,453
Precision Drilling Trust	3,300	76,560
Schlumberger Ltd.	42,010	3,654,870
Smith International, Inc.	6,400	411,072
Southwestern Energy Co.(a)	10,880	366,547
St. Mary Land & Exploration Co.	2,100	80,850
Superior Energy Services, Inc.(a)	7,800	309,036
Tidewater, Inc.	3,550	195,640
Transocean, Inc.(a)	22,427	3,032,130
Treasure Island Royalty Trust(a)	217,129	75,995
TXCO Resources, Inc.(a)	8,700	107,706
Verasun Energy Corp.(a)	6,900	50,715
Warren Resources, Inc.(a)	4,034	47,884
Weatherford International Ltd.(a)	7,300	529,031
The Williams Cos., Inc.	3,400	112,132

		32,145,449

Personal Services — 0.0%
MSCI, Inc.(a)	3,000	89,250

Pharmaceuticals — 1.6%
Abbott Laboratories	35,200	1,941,280
Applera Corp. - Applied Biosystems Group	6,900	226,734
Celgene Corp.(a)	19,900	1,219,671
Cephalon, Inc.(a)	1,225	78,890
Dyax Corp.(a)	30,702	144,606
Eli Lilly & Co.	12,700	655,193
Endo Pharmaceuticals Holdings, Inc.(a)	5,800	138,852
Forest Laboratories, Inc.(a)	2,450	98,025
Genentech, Inc.(a)	12,800	1,039,104
Gilead Sciences, Inc.(a)	42,950	2,213,214
Medicis Pharmaceutical Corp.	15,450	304,210
Merck & Co., Inc.	34,870	1,323,316
Millennium Pharmaceuticals, Inc.(a)	3,100	47,926
Myriad Genetics, Inc.(a)	1,900	76,551
Pfizer, Inc.	82,600	1,728,818
Watson Pharmaceuticals, Inc.(a)	2,700	79,164

		11,315,554

Plastics — 0.0%
Sonoco Products Co.	8,950	256,238

Publishing & Printing — 0.1%
Dolan Media Co.(a)	7,212	145,033
R.R. Donnelley & Sons Co.	15,410	467,077
Valassis Communications, Inc.(a)	3,600	39,060

		651,170

Railroad & Shipping — 0.2%
CSX Corp.	15,500	869,085
Norfolk Southern Corp.	3,490	189,577

		1,058,662

Real Estate — 0.4%
AMB Property Corp. (REIT)	1,725	93,875
Annaly Capital Management, Inc. (REIT)	4,100	62,812
Arbor Realty Trust, Inc. (REIT)(b)	7,328	110,506
BioMed Realty Trust, Inc. (REIT)	5,100	121,839
Boston Properties, Inc. (REIT)	3,750	345,263
California Coastal Communities, Inc.(a)	2,004	9,699
Colonial Properties Trust (REIT)	5,100	122,655
Corporate Office Properties Trust (REIT)	3,500	117,635
FX Real Estate and Entertainment, Inc.(a)	7,730	45,452
FX Real Estate and Entertainment, Inc., Rights expire 4/11/08(a)	5,390	431
Gramercy Capital Corp. (REIT)(b)	8,100	169,533
Health Care, Inc. (REIT)	1,350	60,926
Highwoods Properties, Inc.	2,200	68,354
Hospitality Properties Trust (REIT)	6,925	235,588
Jones Lang LaSalle, Inc. (REIT)	800	61,872
Mack-Cali Realty Corp. (REIT)	900	32,139
Nationwide Health Properties, Inc. (REIT)	1,800	60,750
ProLogis (REIT)	8,650	509,139
Redwood Trust, Inc. (REIT)(b)	600	21,810
Simon Property Group, Inc. (REIT)	6,750	627,143
Ventas, Inc. (REIT)	1,400	62,874

		2,940,295

Restaurants — 0.3%
Brinker International, Inc.	10,100	187,355
Carrols Restaurant Group, Inc.(a)	8,634	77,102
Chipotle Mexican Grill, Inc.(a)	350	39,700
Jack-in-the-Box, Inc.(a)	2,175	58,442
McDonald’s Corp.	32,150	1,793,006
Sonic Corp.(a)	2,900	63,916

		2,219,521

Retail Merchandising — 2.0%
Advance Auto Parts, Inc.	9,130	310,876
Aeropostale, Inc.(a)	2,000	54,220
Amazon.com, Inc.(a)	14,791	1,054,598
AnnTaylor Stores Corp.(a)	5,700	137,826
AutoZone, Inc.(a)	3,450	392,714
Best Buy Co., Inc.	4,050	167,913
BJ’s Wholesale Club, Inc.(a)	4,325	154,359
The Children’s Place Retail Stores, Inc.(a)	3,900	95,784
Christopher & Banks Corp.	4,400	43,956
Coldwater Creek, Inc.(a)	8,900	44,945
Copart, Inc.(a)	6,200	240,312
Deckers Outdoor Corp.(a)	200	21,564
GameStop Corp.(a)	11,450	592,080
Golfsmith International Holdings, Inc.(a)	5,800	12,238
Hanesbrands, Inc.(a)	2,875	83,950

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	17

Schedule of Investments (continued)

	Shares	Value
Common Stocks (Continued)
United States (Continued)
Retail Merchandising (Continued)
J. Crew Group, Inc.(a)	1,700	$75,089
Jarden Corp.(a)	5,900	128,266
Jos. A. Bank Clothiers, Inc.(a)(b)	2,700	55,350
Kohl’s Corp.(a)	25,877	1,109,865
The Kroger Co.	15,950	405,130
Limited Brands, Inc.	18,430	315,153
Longs Drug Stores Corp.	6,380	270,895
Macy’s, Inc.	20,665	476,535
Nordstrom, Inc.	23,984	781,878
RadioShack Corp.	23,575	383,094
Safeway, Inc.	16,620	487,797
Sally Beauty Holdings, Inc.(a)	13,035	89,942
The Talbots, Inc.(b)	24,606	265,253
TJX Cos., Inc.	21,150	699,430
Urban Outfitters, Inc.(a)	4,100	128,535
Wal-Mart Stores, Inc.	84,586	4,455,990

		13,535,537

Security Brokers & Dealers — 0.4%
GFI Group, Inc.	850	48,705
Janus Capital Group, Inc.	71,133	1,655,265
Lehman Brothers Holdings, Inc.	7,500	282,300
Piper Jaffray Cos., Inc.(a)	7,400	251,304
Waddell & Reed Financial, Inc.	6,500	208,845

		2,446,419

Semiconductors & Related Devices — 0.5%
Amkor Technology, Inc.(a)	3,400	36,380
Avnet, Inc.(a)	6,150	201,290
Broadcom Corp. - Class A(a)	48,300	930,741
Lam Research Corp.(a)	8,400	321,048
MEMC Electronic Materials, Inc.(a)	2,850	202,065
Micron Technology, Inc.(a)	43,130	257,486
Microsemi Corp.(a)	6,400	145,920
NVIDIA Corp.(a)	7,250	143,477
PMC-Sierra, Inc.(a)	198,750	1,132,875
Semtech Corp.(a)	3,700	53,021
Standard Microsystems Corp.(a)	5,350	156,113
Ultra Clean Holdings, Inc.(a)	9,804	96,079

		3,676,495

Soaps & Cosmetics — 0.7%
Avon Products, Inc.	32,200	1,273,188
Bare Escentuals, Inc.(a)(b)	16,300	381,746
Colgate-Palmolive Co.	4,200	327,222
Estee Lauder Cos., Inc.	2,300	105,455
The Procter & Gamble Co.	37,030	2,594,692

		4,682,303

Telecommunications — 1.7%
ADC Telecommunications, Inc.(a)	3,775	45,602
Amdocs Ltd.(a)	19,207	544,711
American Tower Corp. - Class A(a)	38,750	1,519,388
Anixter International, Inc.(a)	3,129	200,381
AT&T, Inc.	96,828	3,708,512
CenturyTel, Inc.	1,400	46,536
EMS Technologies, Inc.(a)	11,700	317,538
Harris Corp.	8,871	430,510
Iowa Telecommunications Services, Inc.	7,000	124,110
iPCS, Inc.	3,670	85,694
Neutral Tandem, Inc.(a)	3,100	55,831
Occam Networks, Inc.(a)	6,400	34,816
Plantronics, Inc.	1,800	34,758
QUALCOMM, Inc.	71,932	2,949,212
Research In Motion Ltd.(a)	4,570	512,891
Verizon Communications, Inc.	25,994	947,481

		11,557,971

Textiles — 0.0%
Carter’s, Inc.(a)	6,100	98,515
Kenneth Cole Productions, Inc.	3,800	64,372

		162,887

Tobacco — 0.6%
Altria Group, Inc.	22,269	494,372
Loews Corp.-Carolina Group	5,220	378,711
Philip Morris International, Inc.(a)	63,505	3,212,083
UST, Inc.	6,080	331,481

		4,416,647

Transportation — 0.3%
Con-Way, Inc.	3,300	163,284
Expeditors International of Washington, Inc.	24,265	1,096,293
J.B. Hunt Transport Services, Inc.	1,800	56,574
Kirby Corp.(a)	1,125	64,125
Knight Transportation, Inc.	3,800	62,548
Ryder Systems, Inc.	6,150	374,596
Vitran Corp., Inc.(a)	2,107	30,067

		1,847,487

Waste Management — 0.1%
Allied Waste Industries, Inc.(a)	48,600	525,366
Clean Harbors, Inc.(a)	4,700	305,500

		830,866

Total United States		249,985,676

Total Common Stocks
(Cost $341,171,845)		399,314,252

Preferred Stocks — 0.5%
United Kingdom — 0.3%
Food & Agriculture — 0.3%
Tesco Plc	261,468	1,966,705

United States — 0.2%
Government — 0.2%
Federal Home Loan Mortgage Corp.	25,800	629,520
Federal National Mortgage Assoc.	34,700	834,535

		1,464,055

Total Preferred Stocks
(Cost $3,881,522)		3,430,760

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Par (000)	Value
Trust Preferred Stocks — 0.9%
Banks — 0.6%
Bank of America Corp., Capital Securities
8.07%, 12/31/26(d)	$225	$231,923
Bank of America Corp., Depositary Shares
8.00%(f)	720	720,864
Citigroup Capital XXI, Trust Preferred Securities
8.30%, 12/21/57(g)	615	606,004
First Union Capital l, Capital Securities
7.94%, 1/15/27	325	333,014
JPMorgan Chase Capital XXV, Captial Securities
6.80%, 10/01/37	1,150	1,050,729
Mellon Captial IV, Capital Securities
6.24%(f)(g)	250	193,067
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(f)(g)	35	34,743
Wachovia Corp., Preferred Stock
7.98%(f)(g)	875	859,687

		4,030,031

Finance — 0.0%
Goldman Sachs Capital Trust II, Unsecured Notes
5.79%(f)(g)	300	199,830
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities
5.86%(f)(g)	110	69,575

		269,405

Insurance — 0.1%
CHUBB Corp., Capital Securities
6.38%, 3/29/67(g)	175	163,009
Progressive Corp., Junior Subordinated Notes
6.70%, 6/15/37(g)	310	276,093

		439,102

Yankee — 0.2%
Banks — 0.1%
Barclays Bank Plc (United Kingdom), Unsecured Notes
7.43%(d)(f)(g)(h)	350	316,430
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Notes
7.64%, 9/29/17(g)(h)	500	430,595

		747,025

Finance — 0.1%
Credit Suisse (Guernsey), Unsecured Notes
5.86%, 5/15/17(g)(h)	530	448,978

Total Trust Preferred Stocks
(Cost $6,485,101)		5,934,541

	Shares
Warrant — 0.0%
Point North Energy Ltd. (issued/exercisable 7/24/03, 1 share for 1 warrant, expiring 7/23/08, strike price 5.00 CAD) (acquired 7/24/03, cost $0)
(Cost $0)(c)(e)	13,755	1

	Par (000)	Value
U.S. Government & Agency Obligations — 0.6%
Federal Home Loan Mortgage Corp., Unsecured Notes
4.63%, 5/28/13	$150	$150,390
Resolution Funding Corp., Strip Bonds
6.29%, 7/15/18(i)	150	98,239
6.30%, 10/15/18(i)	150	96,775
U.S. Treasury Bonds
5.00%, 5/15/37	1,075	1,202,573
4.38%, 2/15/38	775	784,203
U.S. Treasury Inflation Protected Notes
2.38%, 1/15/25	325	395,918
U.S. Treasury Notes
3.50%, 2/15/18(j)	1,590	1,599,192

Total U.S. Government & Agency Obligations
(Cost $4,217,530)		4,327,290

Mortgage Pass-Throughs — 17.8%
Federal Home Loan Mortgage Corp. ARM
5.03%, 12/01/35(g)	625	634,926
Federal Home Loan Mortgage Corp. Gold
8.50%, 7/01/09(k)	—	2
4.00%, 5/01/10-5/01/19	159	158,247
6.00%, 4/01/13-4/01/23	397	408,811
5.50%, 9/01/21-8/01/33(l)(m)	3,125	3,185,972
9.50%, 12/01/22	193	221,140
8.00%, 2/01/23-8/01/27	21	22,439
7.50%, 9/01/27(k)	—	296
6.50%, 1/01/29-8/01/32	57	59,676
5.00%, 5/01/34	202	200,612
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
4.50%, 4/01/23	1,000	993,750
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.00%, 4/01/38	2,000	1,979,380
5.50%, 4/01/38	5,000	5,048,450
Federal National Mortgage Assoc.
8.00%, 4/01/08-2/01/33	134	145,977
7.00%, 8/01/08-10/01/32	247	259,511
8.50%, 2/01/09	1	616
6.50%, 1/01/11-9/01/36(m)	3,390	3,534,659
6.00%, 9/01/11-8/01/36	2,731	2,813,965
5.50%, 4/01/17-6/01/36(l)(m)	7,372	7,511,772
5.00%, 1/01/18-12/01/35(l)(m)	15,657	15,708,677
4.00%, 6/01/19	801	784,112
7.50%, 10/01/25-1/01/31	358	387,161
Federal National Mortgage Assoc. 15 Year TBA
4.50%, 4/01/23	1,500	1,492,035
6.00%, 4/01/23	2,300	2,366,838
Federal National Mortgage Assoc. 30 Year TBA
5.50%, 4/01/38	18,200	18,370,716
6.00%, 4/01/38	700	716,842
6.50%, 4/01/38-5/01/38	12,400	12,831,673
Federal National Mortgage Assoc. ARM
4.19%, 12/01/34(g)	949	949,919
4.78%, 1/01/35(g)	657	661,641
Government National Mortgage Assoc. I
6.50%, 2/15/09-11/15/28	278	290,125

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	19

Schedule of Investments (continued)

	Par (000)	Value
Mortgage Pass-Throughs (Continued)
7.50%, 12/15/10	$22	$23,036
6.00%, 10/15/23-2/15/24	225	234,035
7.00%, 9/15/31-5/15/32	37	39,810
5.50%, 4/15/33-12/15/34	596	609,161
Government National Mortgage Assoc. I 30 Year TBA
5.00%, 4/01/38	4,400	4,395,864
5.50%, 4/01/38	2,900	2,955,274
6.00%, 4/01/38	5,100	5,262,588
6.50%, 4/01/38	2,000	2,078,120
Government National Mortgage Assoc. II
5.00%, 10/20/33(n)	1,074	1,071,054
5.50%, 3/20/36(m)	5,795	5,906,051
6.00%, 12/20/37	196	202,109
Government National Mortgage Assoc. II 30 Year TBA
6.00%, 4/01/38	3,500	3,605,000
6.50%, 4/01/38	12,700	13,172,313
5.00%, 5/01/38	1,000	994,690
Government National Mortgage Assoc. II ARM
4.75%, 5/20/34(g)	140	140,288

Total Mortgage Pass-Throughs
(Cost $120,874,021)		122,429,333

Collateralized Mortgage Obligations — 4.6%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19	170	161,063
Bear Stearns Mortgage Trust, Series 06-2, Class2A1,
5.65%, 7/25/36(g)	1,865	1,802,014
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37	1,261	1,127,813
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A-1,
5.20%, 8/25/46(g)	207	157,320
Countrywide Home Loans, Series 03-27, Class M,
3.90%, 6/25/33(g)	503	463,581
Countrywide Home Loans, Series 03-56, Class 4A-1,
4.93%, 12/25/33(g)	1,294	1,180,991
Countrywide Home Loans, Series 03-58, Class B1,
4.56%, 2/19/34(g)	171	174,074
Countrywide Home Loans, Series 06-OA5, Class 2A-1,
2.80%, 4/25/46(g)	244	182,690
Countrywide Home Loans, Series 06-OA5, Class 3A-1,
2.80%, 4/25/46(g)	472	358,293
Countrywide Home Loans, Series 07-J3, Class A10,
6.00%, 7/25/37(g)	967	862,892
Credit Suisse Mortgage Capital Certificate, Series 06-8, Class 3-A1,
6.00%, 10/25/21	325	295,589
Fannie Mae Grantor Trust, Series 03-T1, Class R (IO),
0.67%, 11/25/12(o)	6,467	140,290
Fannie Mae, Series 07-21, Class FC,
2.96%, 3/25/37(g)	665	636,511
Fannie Mae, Series 07-75, Class JF,
3.59%, 8/25/37(g)	1,171	1,117,774
Federal Home Loan Mortgage Corp., Series 235 (IO),
5.50%, 2/01/36(o)	1,230	267,448
Federal Home Loan Mortgage Corp., Series 2529, Class MB,
5.00%, 11/15/17	100	103,556
Federal Home Loan Mortgage Corp., Series 2574, Class HP,
5.00%, 2/15/18	1,420	1,457,895
Federal Home Loan Mortgage Corp., Series 2707, Class PW,
4.00%, 7/15/14	99	98,685
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31	123	126,613
Federal National Mortgage Assoc., Series 04-88, Class HA,
6.50%, 7/25/34	50	52,196
Federal National Mortgage Assoc., Series 379, Class 5 (IO),
5.00%, 7/01/36(o)	2,025	441,682
Freddie Mac, Series 3295, Class FA,
3.22%, 3/15/37(g)	893	855,262
Freddie Mac, Series 3339, Class JF,
3.23%, 7/15/37(g)	1,033	984,251
JPMorgan Mortgage Trust, Series 06-S2, Class 2A-2,
5.88%, 7/25/36	161	145,970
JPMorgan Mortgage Trust, Series 07-S1, Class 1A-2,
5.50%, 3/25/22	174	156,747
Master Alternative Loans Trust, Series 04-4, Class 1A1,
5.50%, 5/25/34	116	107,255
Residential Accredit Loans, Inc., Series 06 QO2, Class A1,
2.82%, 2/25/46(g)	372	282,418
Residential Accredit Loans, Inc., Series 07-QO3, Class A1,
2.76%, 3/25/47(g)	282	231,025
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO),
11.00%, 2/17/17(o)	31	6,998
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO),
11.50%, 2/17/17(o)	35	33,068
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO),
11.00%, 3/06/17(o)	22	5,722
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO),
11.50%, 3/06/17(o)	22	20,012
Structured Asset Securities Corp., Series 01-21A, Class B2,
7.13%, 1/25/32(g)	6	5,640
Structured Asset Securities Corp., Series 03-2A, Class B2II,
6.18%, 2/25/33(g)	67	66,648
Washington Mutual Mortgage Loan Trust, Series 03-AR3, Class B2,
4.88%, 4/25/33(g)	71	68,532
Washington Mutual Mortgage Loan Trust, Series 03-AR5, Class B2,
4.50%, 6/25/33(g)	252	212,581

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Washington Mutual Mortgage Loan Trust, Series 03-AR8, Class B1,
4.19%, 8/25/33(g)	$289	$255,296
Washington Mutual Mortgage Loan Trust, Series 04-AR1, Class B1,
4.48%, 3/25/34(g)	1,020	1,039,133
Washington Mutual Mortgage Loan Trust, Series 04-AR3, Class B1,
4.17%, 6/25/34(g)	223	167,839
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 1A-1,
5.35%, 1/25/37(g)	967	909,946
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A-1,
5.67%, 3/25/37(g)	3,667	3,469,497
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A-1,
5.35%, 3/25/37(g)	1,727	1,629,809
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
5.10%, 5/25/47(g)	286	243,089
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
5.08%, 6/25/47(g)	467	373,649
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OC1, Class A1,
2.84%, 5/25/37(g)	1,590	1,183,813
Wells Fargo Mortgage Backed Securities Trust, Series 04-K, Class 1A-2,
4.47%, 7/25/34(g)	380	358,817
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR10, Class 2A-2,
4.11%, 6/25/35(g)	2,377	2,194,140
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A-1,
5.11%, 9/25/35(g)	2,045	1,915,002
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A-1,
6.10%, 9/25/36(g)	419	394,499
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.34%, 10/25/36(g)	732	694,297
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A-5,
5.11%, 3/25/36(g)	2,191	2,099,179

Total Collateralized Mortgage Obligations
(Cost $32,883,011)		31,319,104

Commercial Mortgage Backed Securities — 6.7%
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4
5.69%, 4/10/49(g)	1,000	992,825
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2
5.46%, 4/11/37	1,375	1,371,569
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2
7.08%, 7/15/31	233	236,758
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%, 10/15/32	475	493,014
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1
5.92%, 10/15/36	492	496,477
Bear Stearns Commercial Mortgage Securities, Inc., Series 03-T12, Class A4
4.68%, 9/13/13	1,025	992,937
Bear Stearns Mortgage Trust, Series 05-4, Class 3A1
5.37%, 8/25/35(g)	4,345	4,093,400
CDC Commercial Mortgage Trust, Series 02-FX1, Class A1
5.25%, 5/15/19	1,208	1,209,650
Citigroup Commercial Mortgage Securities, Series 07-CD5, Class A4
5.89%, 11/15/44	475	474,387
Citigroup Commercial Mortgage Trust, Series 07-C6, Class AM
5.70%, 6/10/17(g)	475	433,534
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4
5.32%, 12/11/49	1,970	1,901,380
Commercial Mortgage Acceptance Corp., Series 98-C2, Class C
6.53%, 9/15/30(g)	275	275,414
Commercial Mortgage Acceptance Corp., Series 98-C2, Class E
7.31%, 6/15/10(g)	930	956,816
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D
6.61%, 12/15/35	1,450	1,492,541
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3
6.13%, 3/15/12	1,000	1,034,438
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%, 8/15/12	1,090	1,088,623
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%, 12/15/35	1,010	976,229
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5
3.94%, 5/15/38	1,020	936,133
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG1, Class A1B
6.46%, 3/10/32	138	138,612
First Horizon Mortgage Pass-Through Trust, Series 05-AR3, Class 3A1
5.50%, 8/25/35(g)	565	531,457
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2
6.66%, 1/12/43	970	998,370
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2
6.22%, 12/12/33	1,140	1,161,646
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class A2
6.56%, 11/18/08	26	25,504
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%, 8/15/36	128	130,196
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%, 11/15/10	1,295	1,339,609

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	21

Schedule of Investments (continued)

	Par (000)	Value
Commercial Mortgage Backed Securities (Continued)
Goldman Sachs Mortgage Securities Corp. II, Series 07-GG10, Class A4
5.80%, 8/10/45(g)	$800	$798,726
Impac Commercial Mortgage Backed Trust, Series 04-5, Class 1A1
2.96%, 10/25/34(g)	96	69,257
Impac Commercial Mortgage Backed Trust, Series 04-7, Class 1A1
3.34%, 11/25/34(g)	236	218,503
Impac Commercial Mortgage Backed Trust, Series 04-7, Class M4
4.94%, 11/25/34(g)	78	54,927
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4
5.43%, 12/12/43(g)	150	146,961
JPMorgan Commercial Mortgage Finance Corp., Series 99-C7, Class A2
6.51%, 10/15/35	197	197,300
JPMorgan Commercial Mortgage Finance Corp., Series 99-PLSI, Class D
6.86%, 2/15/32(g)	650	658,334
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class A1B
6.21%, 10/15/08	390	390,086
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2
7.33%, 10/15/32	243	247,337
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class E
7.47%, 10/15/32	125	129,023
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A4
5.93%, 12/15/25	825	833,421
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1
6.16%, 7/14/16(d)	497	505,039
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C8, Class A1
3.64%, 11/15/27	289	287,724
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A1
2.95%, 3/15/29	219	215,381
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C6, Class A1
3.88%, 8/15/29	148	146,655
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4
5.37%, 9/15/39	470	459,976
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3
5.87%, 9/15/45	1,050	1,018,395
Morgan Stanley Capital I, Inc., Series 99-WF1, Class A2
6.21%, 11/15/31	276	276,184
Morgan Stanley Capital I, Inc., Series 02-TOP7, Class A1
5.38%, 1/15/39	214	214,277
Morgan Stanley Capital I, Inc., Series 03-IQ4, Class A2
4.07%, 5/15/40	1,025	949,892
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4-A
4.99%, 8/13/42	2,405	2,363,195
Morgan Stanley Capital I, Inc., Series 06-HE2, Class A2A
2.67%, 3/25/36(g)	52	49,233
Morgan Stanley Capital I, Inc., Series 07-IQ13, Class A4
5.36%, 3/15/44	1,540	1,486,615
Morgan Stanley Capital I, Inc., Series 07-IQ16, Class A4
5.81%, 12/12/49	640	634,500
Morgan Stanley Dean Witter Capital I, Inc., Series 01-TOP1, Class A4
6.66%, 2/15/33	903	932,985
Mortgage Capital Funding, Inc., Series 98-MC2, Class B
6.55%, 6/18/30	295	294,190
Nationslink Funding Corp., Series 98-2, Class A2
6.48%, 8/20/30	74	73,696
Nationslink Funding Corp., Series 98-2, Class B
6.80%, 8/20/30	525	524,861
Nationslink Funding Corp., Series 99-2, Class D
7.13%, 6/20/31(g)	175	174,890
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2
6.59%, 10/18/10	1,325	1,356,169
Structured Asset Receivables Trust, Series 03-2
5.72%, 1/21/09(d)(g)	296	292,005
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO)
9.79%, 2/25/28(o)	579	2,946
Structured Mortgage Loan, Series 07-3, Class 2A1
5.73%, 4/25/37(g)	1,415	1,340,061
TIAA Retail Commercial LLC, Series 01-C1A, Class A4
6.68%, 6/19/31(d)	1,305	1,324,107
UBS Commerical Mortgage Trust, Series 06-C1, Class A4
5.16%, 2/15/31	1,085	1,056,241
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5
5.74%, 5/15/43(g)	1,050	1,059,189
Wachovia Bank Commerical Mortgage Trust, Series 07-C33, Class A4
5.90%, 7/15/17(g)	1,405	1,415,810
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%, 5/25/36(d)	36	35,454
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.00%, 5/25/36(d)(o)	7,921	282,161

Total Commercial Mortgage Backed Securities
(Cost $47,600,943)		46,297,225

Asset Backed Securities — 2.2%
Ace Securities Corp., Series 06-HE2, Class A2A
2.66%, 5/25/36(g)	37	36,466
Ameriquest Mortgage Securities, Inc., Series 02-3, Class M2
4.47%, 8/25/32(g)	20	18,119
Amortizing Residential Collateral Trust, Series 02-BC5, Class M2
4.40%, 7/25/32(g)	23	6,861
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%, 7/15/09	113	113,573

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Par (000)	Value
Asset Backed Securities (Continued)
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%, 1/20/09(d)	$53	$52,797
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1
2.65%, 10/25/36(g)	530	507,054
Centex Home Equity Loan Trust, Series 02-A, Class MF2
6.54%, 1/25/32	204	157,707
Centex Home Equity Loan Trust, Series 03-B, Class M3
5.70%, 6/25/33(g)	149	69,670
Chase Issuance Trust, Series 06, Class A3
2.81%, 7/15/11(g)	1,075	1,064,343
Chase Issuance Trust, Series 07-A17, Class A
5.12%, 10/15/12	1,200	1,240,645
Citibank Credit Card Issuance Trust, Series 03, Class A6
2.90%, 5/17/10	250	250,013
Citibank OMNI Master Trust, Series 07, Class A9
3.70%, 12/23/13(d)(g)	1,435	1,434,641
Countrywide Alternative Loan Trust, Series 06-18, Class 2A1
2.65%, 7/25/36(g)	875	840,964
Countrywide Certificates, Series 02-2, Class M2
4.32%, 12/25/31(g)	4	2,683
Countrywide Certificates, Series 03-2, Class M2
6.04%, 3/26/33(g)	162	75,953
Countrywide Certificates, Series 03-3, Class M6
6.04%, 7/25/32(g)	61	18,446
Countrywide Certificates, Series 03-BCI, Class M2
6.38%, 9/25/32(g)	55	25,695
Countrywide Certificates, Series 04-13, Class AV4
2.89%, 6/25/35(g)	5	3,802
Credit-Based Asset Servicing and Securitization, Series 04-CB4, Class M1
5.77%, 5/25/35(g)	275	253,476
General Electric Business Loan Trust, Series 03-1, Class A
3.25%, 4/15/31(d)(g)	151	146,082
General Electric Business Loan Trust, Series 03-1, Class B
4.12%, 4/15/31(d)(g)	101	87,183
General Electric Business Loan Trust, Series 03-2A, Class B
3.82%, 11/15/31(d)(g)	683	620,650
General Electric Business Loan Trust, Series 04-1, Class B
3.52%, 5/15/32(d)(g)	175	154,521
Green Tree Financial Corp., Series 96-6, Class A6
7.95%, 9/15/27	415	446,328
Green Tree Financial Corp., Series 96-7, Class A6
7.65%, 10/15/27	201	214,006
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A
2.87%, 11/19/35(g)	727	574,467
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A
2.77%, 11/19/36(g)	408	310,837
Harley-Davidson Motorcycle Trust, Series 05-2, Class A2
4.07%, 2/15/12	967	971,787
Hedged Mutual Fund Fee Trust, Series 03-1A, Class 2
5.22%, 11/30/10(d)	23	23,045
Home Equity Asset Trust, Series 07-2, Class 2A1
2.71%, 7/25/37(g)	554	523,572
Lehman XS Trust, Series 05-5N, Class 3A-2
2.96%, 11/25/35(g)	644	417,684
Long Beach Mortgage Loan Trust, Series 03-4, Class M5A
6.60%, 8/25/33(g)	56	8,356
Long Beach Mortgage Loan Trust, Series 04-1, Class M5
3.70%, 2/25/34(g)	475	237,500
Lothian Mortgages Plc, Series 3A, Class A1
5.23%, 7/24/19(d)(g)	16	15,858
Massachusetts RRB Special Purpose Trust, Series 01-1, Class A
6.53%, 6/01/15	806	862,676
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4
2.81%, 9/15/11(g)	1,650	1,634,887
Nationstar Home Equity Loan Trust, Series 06-B, Class AV1
2.67%, 9/25/36(g)	251	248,170
Option One Mortgage Loan Trust, Series 02-6, Class M1
3.72%, 11/25/32(g)	26	23,214
Option One Mortgage Loan Trust, Series 02-6, Class M2
5.15%, 11/25/32(g)	71	31,033
Option One Mortgage Loan Trust, Series 03-4, Class A4
2.92%, 7/25/33(g)	87	72,927
Option One Mortgage Loan Trust, Series 03-4, Class M5A
6.35%, 7/25/33(g)	63	12,659
Option One Mortgage Loan Trust, Series 03-5, Class M4
5.50%, 8/25/33(g)	37	4,800
Residential Asset Mortgage Products, Inc., Series 03-RZ2, Class B
5.50%, 4/25/33(g)	170	91,857
Residential Asset Securities Corp., Series 02-KS4, Class AIIB
3.10%, 7/25/32(g)	51	45,843
Structured Asset Investment Loan Trust, Series 03-BC2, Class M2
5.52%, 4/25/33(g)	47	16,912
Structured Asset Investment Loan Trust, Series 03-BC3, Class M2
5.52%, 4/25/33(g)	11	2,144
USAA Auto Owner Trust, Series 06-2, Class A3
5.32%, 9/15/10	1,047	1,054,746

Total Asset Backed Securities
(Cost $16,190,787)		15,026,652

Collateralized Debt Obligations — 0.1%
Knollwood Ltd., Series 04-1A, Class C,
8.32%, 1/10/39(d)(e)(g)	103	97

See Notes Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	23

Schedule of Investments (continued)

	Par (000)	Value
Collateralized Debt Obligations (Continued)
Small Business Administration Participation Certificates, Series 97-20F, Class 1,
7.20%, 6/01/17	$411	$430,592

Total Collateralized Debt Obligations
(Cost $514,549)		430,689

Corporate Bonds — 7.8%
Banks — 1.2%
Bank of America Corp., Senior Unsecured Notes
6.00%, 9/01/17	550	578,254
5.75%, 12/01/17	1,090	1,127,979
Bank of America Corp., Subordinated Notes
7.40%, 1/15/11	325	348,018
Citigroup, Inc., Depositary Shares
0.01%, 12/31/49	14	324,540
Citigroup, Inc., Senior Unsecured Notes
5.30%, 10/17/12	725	728,531
Citigroup, Inc., Subordinated Notes
5.00%, 9/15/14	500	471,213
Credit Suisse New York, Subordinated Notes
6.00%, 2/15/18	380	379,093
JPMorgan Chase Bank N.A., Subordinated Notes
6.00%, 7/05/17	425	444,027
U.S. Bank N.A., Senior Bank Notes
4.40%, 8/15/08	575	577,125
UBS AG, Senior Notes
5.88%, 12/20/17	935	955,690
Wachovia Bank N.A., Subordinated Notes
6.60%, 1/15/38	900	833,870
Wachovia Corp.
8.00%, 12/17/49	15	370,500
Wells Fargo & Co., Senior Unsecured Notes
4.20%, 1/15/10	1,200	1,220,029

		8,358,869

Broadcasting — 0.1%
Cablevision Systems Corp., Senior Unsecured Notes
9.64%, 4/01/09(g)	325	322,562
Charter Communications Holdings II LLC, Unsecured Notes
10.25%, 9/15/10	255	232,050
EchoStar DBS Corp., Senior Unsecured Notes
7.00%, 10/01/13	4	3,770
7.13%, 2/01/16	25	23,313
News America, Inc., Senior Debentures
7.75%, 1/20/24	25	27,555
7.28%, 6/30/28	35	36,927
News America, Inc., Senior Unsecured Notes
6.20%, 12/15/34	100	95,238

		741,415

Chemicals — 0.0%
Huntsman International LLC, Senior Subordinated Notes
7.88%, 11/15/14	225	238,500

Computer & Office Equipment — 0.1%
IBM Corp., Unsecured Notes
5.70%, 9/14/17	360	377,122

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes
6.38%, 10/15/15	35	34,212

Energy & Utilities — 0.3%
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A
9.00%, 1/02/17	211	218,523
Florida Power & Light Co., First Mortgage Bonds
5.63%, 4/01/34	150	144,107
5.95%, 2/01/38	225	225,824
Forest Oil Corp., Senior Unsecured Notes
7.25%, 6/15/19	130	132,275
MidAmerican Energy Holdings Co. Bonds
6.50%, 9/15/37	250	250,544
NRG Energy, Inc., Senior Unsecured Notes
7.38%, 2/01/16	190	186,200
PacifiCorp, First Mortgage Bonds
6.25%, 10/15/37	200	202,075
Tesoro Corp., Senior Unsecured Notes
6.50%, 6/01/17	250	223,750
Texas Competitive Electric Holding LLC, Senior Notes
10.25%, 11/01/15(d)	350	348,687
Texas Competitive Electric Holding LLC, Toggle Notes
10.50%, 11/01/16(d)(p)	110	107,800
Transocean, Inc., Senior Unsecured Notes
6.00%, 3/15/18	75	77,147
XTO Energy, Inc., Senior Unsecured Notes
6.75%, 8/01/37	250	267,386

		2,384,318

Entertainment & Leisure — 0.4%
Comcast Cable Holdings LLC, Senior Debentures
7.88%, 8/01/13-2/15/26	7	7,461
Comcast Cable Holdings LLC, Senior Notes
7.13%, 2/15/28	35	35,237
Comcast Corp., Senior Unsecured Notes
7.05%, 3/15/33	115	117,268
Comcast Corp., Unsecured Notes
6.50%, 1/15/17	850	868,122
6.95%, 8/15/37	360	360,722
CSC Holdings, Inc., Senior Unsecured Notes
8.13%, 7/15/09	640	646,400
Harrahs Operating Co., Inc., Unsecured Notes
10.75%, 2/01/18(d)	360	291,600
Riddell Bell Holdings, Inc., Senior Subordinated Notes
8.38%, 10/01/12	65	52,812
Seneca Gaming Corp., Senior Unsecured Notes
7.25%, 5/01/12	125	117,812
Station Casinos, Inc., Senior Subordinated Notes
6.63%, 3/15/18	20	11,100
Time Warner Cos., Inc., Senior Debentures
7.57%, 2/01/24	30	30,797
Time Warner, Inc., Senior Debentures
7.63%, 4/15/31(n)	200	209,182

		2,748,513

See Notes Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Par (000)	Value
Corporate Bonds (Continued)
Finance — 2.2%
Arch Western Finance, Senior Notes
6.75%, 7/01/13(g)	$400	$399,000
The Bear Stearns Cos., Inc., Senior Unsecured Notes
6.95%, 8/10/12	655	655,323
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
4.75%, 5/15/12	355	368,965
Ford Motor Credit Co., Senior Notes
5.80%, 1/12/09	235	223,881
Ford Motor Credit Co., Senior Unsecured Notes
8.63%, 11/01/10	250	217,824
Ford Motor Credit Co., Unsecured Notes
9.75%, 9/15/10	135	120,255
7.80%, 6/01/12	285	235,089
General Electric Capital Corp., Senior Unsecured Notes
5.00%, 12/01/10	300	313,804
6.75%, 3/15/32(n)	50	53,405
General Electric Capital Corp., Subordinated Debentures
6.38%, 11/15/67(g)	475	464,797
General Electric Capital Corp., Unsecured Notes
3.34%, 7/28/08(g)	150	150,093
5.00%, 11/15/11	3,445	3,548,381
6.15%, 8/07/37	505	504,268
The Goldman Sachs Group, Inc., Senior Unsecured Notes
5.25%, 10/15/13	1,050	1,043,976
JPMorgan Chase & Co., Unsecured Notes
5.60%, 6/01/11	550	575,737
Lehman Brothers Holdings, Inc., Senior Notes
5.63%, 1/24/13	725	701,468
7.00%, 9/27/27	475	439,057
Lehman Brothers Holdings, Inc., Subordinated Notes
6.75%, 12/28/17	190	182,650
Lehman Brothers Holdings, Inc., Unsecured Notes
5.25%, 2/06/12	440	424,572
6.00%, 7/19/12	350	345,452
Leucadia National Corp., Senior Unsecured Notes
7.13%, 3/15/17	200	189,500
Morgan Stanley, Senior Notes
4.79%, 1/09/12(g)	1,655	1,524,136
5.55%, 4/27/17	115	108,148
6.25%, 8/28/17	1,025	1,019,411
Morgan Stanley, Unsecured Notes
5.05%, 1/21/11	360	361,154
NSG Holdings LLC, Notes
7.75%, 12/15/25(d)	140	135,800
Russian Federation, Unsubordinated Notes
7.50%, 3/31/30(g)	98	113,423
SLM Corp., Senior Unsecured Notes
3.47%, 7/27/09(g)	525	441,699
TL Acquisitions, Inc., Senior Unsecured Notes
10.50%, 1/15/15(d)	290	249,400

		15,110,668

Food & Agriculture — 0.2%
Kraft Foods, Inc., Senior Unsecured Notes
6.50%, 8/11/17	535	548,883
6.13%, 2/01/18	475	474,699

		1,023,582

Insurance — 0.1%
Allstate Financial Global Funding LLC, Unsecured Notes
2.50%, 6/20/08(d)	325	324,545
MetLife, Inc., Junior Subordinated Debentures
6.40%, 12/15/36(g)	390	309,910

		634,455

Leasing — 0.0%
Rent-A-Center, Senior Subordinated Notes
7.50%, 5/01/10	180	166,500

Manufacturing — 0.1%
Georgia-Pacific Corp., Senior Unsecured Notes
7.13%, 1/15/17(d)	285	263,625
Jarden Corp., Senior Subordinated Notes
7.50%, 5/01/17	75	65,625
Rexnord LLC, Senior Notes
8.88%, 9/01/16	30	26,550
Rock-Tenn Co., Senior Unsecured Notes
8.20%, 8/15/11	250	256,250
Terex Corp., Senior Subordinated Notes
8.00%, 11/15/17	370	368,150

		980,200

Medical & Medical Services — 0.1%
Health Management Plc, Senior Unsecured Notes
6.13%, 4/15/16	230	194,350
Reable Therapeutics, Inc., Unsecured Notes
10.88%, 11/15/14(d)	280	263,200

		457,550

Metal & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes
8.25%, 4/01/15	145	152,975
8.39%, 4/01/15(g)	130	127,725
8.38%, 4/01/17	445	472,256

		752,956

Motor Vehicles — 0.1%
ArvinMeritor, Inc., Unsecured Notes
8.13%, 9/15/15	385	313,775
Lear Corp., Senior Unsecured Notes
8.75%, 12/01/16	90	76,837

		390,612

Oil & Gas — 0.2%
Opti, Inc. (Canada), Notes
8.25%, 12/15/14(h)	175	173,250
Colorado Interstate Gas Co., Senior Unsecured Notes
6.80%, 11/15/15	35	36,085
Consolidated Natural Gas, Inc., Senior Debentures
5.00%, 3/01/14	20	19,569
EXCO Resources, Inc., Senior Secured Notes
7.25%, 1/15/11	65	63,213
Gazprom, Unsecured Notes
9.63%, 3/01/13	680	764,544
Newfield Exploration Co., Senior Subordinated Notes
6.63%, 9/01/14-4/15/16	250	245,650
Targa Resources, Inc., Senior Unsecured Notes
8.50%, 11/01/13	10	9,225

See Notes Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	25

Schedule of Investments (continued)

	Par (000)	Value
Corporate Bonds (Continued)
Oil & Gas (Continued)
Transocean, Inc., Senior Unsecured Notes
6.80%, 3/15/38	$105	$107,264

		1,418,800

Paper & Forest Products — 0.0%
NewPage Corp., Senior Secured Notes
10.00%, 5/01/12(d)	100	101,500

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures
6.88%, 8/01/97	25	24,979
Merck & Co., Inc., Senior Unsecured Notes
4.38%, 2/15/13	410	420,874

		445,853

Real Estate — 0.1%
American Real Estate Partners LP, Senior Unsecured Notes
7.13%, 2/15/13	420	381,150
The Rouse Co., Senior Unsecured Notes (REIT)
6.75%, 5/01/13(d)	290	249,914
The Rouse Co., Unsecured Notes (REIT)
3.63%, 3/15/09	195	183,622

		814,686

Restaurants — 0.0%
Landry’s Restaurants, Inc., Senior Notes
9.50%, 12/15/14	90	87,750

Retail Merchandising — 0.3%
Michaels Stores, Inc., Senior Subordinated Notes
11.38%, 11/01/16	80	62,800
Michaels Stores, Inc., Senior Unsecured Notes
10.00%, 11/01/14	145	126,875
Rite Aid Corp., Notes
7.50%, 3/01/17	320	288,000
Wal-Mart Stores, Inc., Senior Unsecured Notes
5.80%, 2/15/18	1,250	1,310,033

		1,787,708

Telecommunications — 0.5%
American Tower Corp., Senior Unsecured Notes
7.50%, 5/01/12	800	818,000
AT&T, Inc., Unsecured Notes
5.50%, 2/01/18	250	244,785
6.50%, 9/01/37	800	791,354
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%, 7/15/13	520	510,900
Citizens Communications Co., Senior Unsecured Notes
7.88%, 1/15/27	25	21,437
Qwest Communications International, Inc., Senior Unsecured Notes
7.50%, 2/15/14	310	291,400
Qwest Corp., Unsecured Notes
6.05%, 6/15/13(g)	75	67,500
Superior Essex Communications & Essex Group, Senior Notes
9.00%, 4/15/12	425	409,062
Verizon Maryland Inc., Debentures
5.13%, 6/15/33	10	8,010
Windstream Corp., Senior Unsecured Notes
8.63%, 8/01/16	150	147,375

		3,309,823

Tires & Rubber — 0.0%
Goodyear Tire & Rubber Co., Unsecured Notes
8.63%, 12/01/11	150	157,313

Waste Management — 0.0%
Aleris International, Inc., Senior Unsecured Notes
9.00%, 12/15/14(p)	230	167,900

Yankee — 1.6%
Banks — 0.4%
Anz National Bank International Ltd. (New Zealand), Unsecured Notes
4.49%, 4/14/10(d)(g)(h)	1,645	1,630,241
Banco Central de la Republica Dominicana (Dominican Republic), Unsecured Notes
9.04%, 1/23/18(h)	33	34,593
Banque Centrale de Tunisie (Tunisia), Senior Unsecured Notes
7.38%, 4/25/12(h)	425	459,000
United Mexican States (Mexico), Unsecured Notes
7.50%, 4/08/33(h)	185	224,312
6.05%, 1/11/40	225	224,438
VTB Capital SA (Luxembourg), Unsecured Notes
7.50%, 10/12/11(h)	110	112,783

		2,685,367

Electronics — 0.0%
NXP BV (Netherlands), Notes
7.01%, 10/15/13(g)(h)	190	156,750

Energy & Utilities — 0.0%
Suncor Energy, Inc. (Canada), Unsecured Notes
6.50%, 6/15/38(h)	20	19,729

Finance — 0.0%
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%, 12/01/15(d)(h)	115	117,300

Government — 0.6%
AID-Israel (Israel), Unsecured Notes
5.50%, 4/26/24-9/18/33(h)	185	209,376
Oriental Republic of Uruguay Bonds
7.63%, 3/21/36(h)	165	167,062
Republic of Argentina Bonds
8.28%, 12/31/33(h)	113	92,388
Republic of Argentina, Unsecured Notes
1.33%, 12/31/38(g)(h)	170	61,200
Republic of Brazil Bonds
8.25%, 1/20/34(h)	100	119,500
11.00%, 8/17/40(h)	705	943,995
Republic of El Salvador, Unsecured Notes
7.65%, 6/15/35(d)(h)	55	58,300
Republic of Indonesia Bonds
6.63%, 2/17/34(d)(h)	100	92,000
Republic of Panama, Debentures
8.88%, 9/30/27(h)	95	121,125
Republic of Panama, Unsecured Notes
7.13%, 1/29/26(h)	170	183,600
Republic of Peru Bonds
6.55%, 3/14/37(h)	355	367,070
Republic of Peru, Unsecured Notes
8.75%, 11/21/33(h)	135	175,500
Republic of Philippines, Senior Unsecured Notes
9.00%, 2/15/13(h)	370	432,456
Republic of Turkey, Unsecured Notes
6.75%, 4/03/18(h)	730	722,700

See Notes Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

	Par (000)	Value
Corporate Bonds (Continued)
Yankee (Continued)
Government (Continued)
Republic of Venezuela Bonds
9.25%, 9/15/27(h)	$280	$266,000
Republic of Venezuela, Unsecured Notes
8.50%, 10/08/14(h)	200	185,500
Ukraine Government, Unsecured Notes
6.58%, 11/21/16(d)(h)	100	99,250

		4,297,022

Manufacturing — 0.0%
Ford Capital BV (Netherlands), Debentures
9.50%, 6/01/10(h)	390	351,000

Metal & Mining — 0.0%
Ispat Inland ULC (Canada), Senior Secured Notes
9.75%, 4/01/14(h)	10	10,755

Oil & Gas — 0.2%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
4.64%, 4/09/09(g)(h)	1,129	1,125,927
Gazprom Capital (Luxembourg), Unsecured Notes
9.63%, 3/01/13(d)(h)	200	224,250

		1,350,177

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes
6.45%, 10/01/10(g)(h)	285	188,100
7.25%, 10/01/12(h)	25	14,375
Domtar Corp. (Canada), Unsecured Notes
5.38%, 12/01/13(h)	90	78,750
7.13%, 8/15/15(h)	100	94,250
Norske Skog Canada Ltd. (Canada), Senior Unsecured Notes
8.63%, 6/15/11(h)	50	41,625

		417,100

Telecommunications — 0.3%
America Movil SAB de CV (Mexico), Unsecured Notes
6.38%, 3/01/35(h)	75	72,581
Rogers Wireless, Inc. (Canada), Senior Secured Notes
7.50%, 3/15/15(h)	500	525,304
Shaw Communications, Inc. (Canada), Unsecured Notes
7.20%, 12/15/11(h)	175	180,250
Telecom Italia Capital (Italy), Senior Unsecured Notes
4.95%, 9/30/14(h)	475	432,279
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
6.42%, 6/20/16(h)	150	153,738
7.05%, 6/20/36(h)	150	156,832
Vimpelcom (Luxembourg), Notes
8.25%, 5/23/16(h)	100	98,500
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
7.75%, 2/15/10(h)	125	132,471

		1,751,955

Total Corporate Bonds
(Cost $54,827,420)		53,847,960

Foreign Bonds — 0.2%
Germany — 0.2%
Bundesrepublic Deutschland (EUR)
4.00%, 1/04/37	425	612,698
4.25%, 7/04/39	250	375,258

Total Foreign Bonds
(Cost $920,765)		987,956

Taxable Municipal Bonds — 0.1%
Atlantic Marine Corp. Communities, Notes (Delaware)
5.34%, 12/01/50(d)	600	506,586
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1
6.19%, 4/01/49(d)	25	23,964

Total Taxable Municipal Bonds
(Cost $625,000)		530,550

	Shares
Exchange-Traded Funds — 1.5%
iShares MSCI Brazil Index Fund	71,000	5,469,130
iShares MSCI South Korea Index Fund	40,000	2,231,600
iShares Russell 2000 Value Index Fund	1,463	95,929
iShares Silver Trust(a)	15,000	2,562,450

Total Exchange-Traded Funds
(Cost $10,099,591)		10,359,109

	Par/Shares (000)
Short Term Investments — 11.6%
Atlantic Asset Securitization Corp.,
2.85%, 5/12/08	$5,000	4,983,771
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(q)(r)(s) Cafco LLC,	2,936	2,935,650
2.87%, 5/19/08	5,000	4,979,416
Chariot Funding LLC,
2.80%, 5/13/08	5,000	4,983,667
Ciesco LLC,
2.87%, 5/07/08	5,000	4,985,650
Galileo Money Market Fund, 2.56%(s) Galleon Capital LLC,	31,867	31,867,011
2.98%, 5/14/08	5,000	4,981,906
Kitty Hawk Funding Corp.,
2.93%, 4/17/08	5,000	4,993,489
Liberty Street Funding LLC,
2.95%, 5/16/08	5,000	4,981,265
Old Line Funding LLC,
2.91%, 4/24/08	5,000	4,990,704
UBS Finance Delaware LLC,
2.69%, 6/02/08	5,000	4,976,358

Total Short Term Investments
(Cost $79,661,411)		79,658,887

See Notes Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	27

Schedule of Investments (continued)

	Contracts		Value
Call Options Purchased — 0.3%
Interest Rate Swaps,
Bank of America, Strike Rate 5.470%, Expires 5/08/12	560	(t)	$386,245
Credit Suisse First National Bank, Strike Rate 4.542%, Expires 3/13/09	300	(t)	136,848
Goldman Sachs & Co., Strike Rate 5.21%, Expires 3/03/11	300	(t)	193,428
Goldman Sachs & Co., Strike Rate 5.338%, Expires 2/22/11	200	(t)	140,001
Lehman Brothers, Strike Rate 5.345%, Expires 11/09/09	450	(t)	362,484
Lehman Brothers, Strike Rate 5.390%, Expires 3/19/12	330	(t)	219,746
Lehman Brothers, Strike Rate 6.025%, Expires 6/08/12	391	(t)	358,727

Total Call Options Purchased
(Cost $1,077,359)			1,797,479

Put Options Purchased — 0.1%
Interest Rate Swaps,
Bank of America, Strike Rate 5.470%, Expires 5/08/12	560	(t)	254,440
Credit Suisse First National Bank, Strike Rate 4.542%, Expires 3/13/09	300	(t)	99,222
Goldman Sachs & Co., Strike Rate 5.21%, Expires 3/03/11	300	(t)	133,602
JPMorgan Chase, Strike Rate 5.338%, Expires 2/22/11	200	(t)	80,315
Lehman Brothers, Strike Rate 5.345%, Expires 11/09/09	450	(t)	104,428
Lehman Brothers, Strike Rate 5.390%, Expires 3/19/12	330	(t)	155,372
Lehman Brothers, Strike Rate 6.025%, Expires 6/08/12	391	(t)	121,830

Total Put Options Purchased
(Cost $1,077,359)			949,209

Total Investments Before Mortgage Pass-Through TBA Sale Commitments and Outstanding Options Written
(Cost $722,108,214*)			776,640,997

	Par (000)
Mortgage Pass-Through TBA Sale Commitments — (5.6)%
Federal Home Loan Mortgage Corp. Gold 15 Year,
5.50%, 4/01/22	$(2,300)	(2,344,574)
Federal Home Loan Mortgage Corp. Gold 30 Year,
5.50%, 4/01/38	(5,700)	(5,755,233)
Federal National Mortgage Assoc. 15 Year,
5.00%, 4/01/23	(8,000)	(8,075,040)
5.50%, 4/01/23	(3,300)	(3,367,023)
6.00%, 4/01/23	(2,300)	(2,366,838)
Federal National Mortgage Assoc. 30 Year,
5.00%, 4/01/38	(2,900)	(2,870,101)
5.50%, 4/01/38	(1,200)	(1,211,256)
6.00%, 4/01/38-5/01/38	(3,300)	(3,374,820)
Government National Mortgage Assoc. I 30 Year,
5.50%, 4/01/38	(3,400)	(3,464,804)
Government National Mortgage Assoc. II 30 Year,
5.50%, 4/01/38	(3,000)	(3,051,570)
6.00%, 4/01/38	(2,200)	(2,266,000)

Total Mortgage Pass-Through TBA Sale Commitments
(Proceeds $37,886,574)		(38,147,259)

	Contracts
Call Options Written — (0.2)%
Interest Rate Swaps,
Barclays Capital, Strike Rate 5.140%, Expires 4/21/08	(320	)(t)	(276,683)
Chase Securities, Strike Rate 5.460%, Expires 8/22/08	(170	)(t)	(181,123)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(140	)(t)	(124,344)
Citibank, Strike Rate 5.670%, Expires 1/04/10	(50	)(t)	(48,432)
Deutsche Bank, Strike Rate 4.870%, Expires 2/04/10	(570	)(t)	(318,602)
UBS Securities, Strike Rate 5.400%, Expires 12/14/10	(260	)(t)	(192,143)

Total Call Options Written
(Premiums received $630,007)			(1,141,327)

Put Options Written — 0.0%
Salomon Brothers, Strike Price $97.625, Expires 6/16/08	(12)		(3,225)
Citibank, Strike Price $112, Expires 5/23/08	(19)		(1,484)
Interest Rate Swaps,
Barclays Capital, Strike Rate 5.140%, Expires 4/21/08	(320	)(t)	(112)
Chase Securities, Strike Rate 5.460%, Expires 8/22/08	(170	)(t)	(4,917)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(140	)(t)	(27,284)
Citibank, Strike Rate 5.670%, Expires 1/04/10	(50	)(t)	(9,152)
Deutsche Bank, Strike Rate 4.870%, Expires 2/04/10	(570	)(t)	(234,624)
UBS Securities, Strike Rate 5.400%, Expires 12/14/10	(260	)(t)	(94,674)

Total Put Options Written
(Premiums received $651,964)			(375,472)

Total Options Written
(Premiums received $1,281,971)			(1,516,799)

Total Investments Net of Mortgage Pass-Through TBA Sale Commitments and Outstanding Options Written — 107.3%
(Cost $682,939,669)			736,976,939
Liabilities in Excess of Other Assets — (7.3)%			(49,977,350)

Net Assets — 100.0%			$686,999,589

See Notes Financial Statements.

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

*	The cost and unrealized appreciation (depreciation)of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$726,355,217

Gross unrealized appreciation	$76,851,978
Gross unrealized depreciation	(26,566,198)

Net unrealized appreciation	$50,285,780

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Restricted security as to resale. As of report date the Portfolio held 0.1% of its net assets, with a current market value of $737,711 and an original cost of $609,946 in these securities.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Security is fair valued by the Board of Trustees.
(f)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.
(g)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(h)	U.S. dollar denominated security issued by foreign domiciled entity.
(i)	The rate shown is the effective yield at the time of purchase.
(j)	Security, or a portion thereof, subject to financing transactions.
(k)	Par is less than $500.
(l)	Security, or a portion thereof, with a market value of $1,178,200, has been pledged as collateral for swap and interest rate swap contracts.
(m)	All or a portion of security, with a market value of $18,312,565 has been pledged as collateral for reverse repurchase agreements.
(n)	All or a portion of security, with a value of $1,333,642 as well as cash of $2,694,000, as seen on the Statement of Asset and Liabilities, for a combined value of $4,027,642 have been pledged as collateral in connection with open financial futures contracts.
(o)	The rate shown is the effective yield as of report date.
(p)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(q)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$2,935,650	$7,306

(r)	Security purchased with the cash proceeds from securities loans.
(s)	Represents current yield as of report date.
(t)	One contract represents a notional amount of $10,000.
•	Reverse repurchase agreements outstanding as of March 31, 2008 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Lehman Brothers	3.00%	03/12/08	04/14/08	$17,521,051	$17,473,000

•	Forward foreign exchange contracts purchased as of March 31, 2008 were as follows:

Foreign Currency Purchased		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	131,000	04/02/08	$(734)
CAD	4,500	04/02/08	1
JPY	214,207,163	04/11/08	179,587
AUD	1,847,000	04/23/08	55,997
CAD	2,975,000	04/23/08	5,569
DKK	1,855,000	04/23/08	27,130
NOK	5,943,000	04/23/08	48,165
JPY	302,852,000	04/23/08	186,602
SEK	3,500,000	04/23/08	37,921
HKD	2,769,000	04/23/08	395
SGD	456,000	04/23/08	2,460
EUR	6,568,300	04/23/08	724,358
CHF	1,944,000	04/23/08	183,152
GBP	570,000	04/23/08	1,884
ZAR	2,372,000	04/23/08	(38,116)
PLN	1,302,000	04/23/08	60,618

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $25,579,482)			$1,474,989

See Notes Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	29

Schedule of Investments (continued)

•	Forward foreign exchange contracts sold as of March 31, 2008 were as follows:

Foreign Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
CAD	131,000	04/01/08	$1,145
NOK	2,100,000	04/01/08	(586)
JPY	20,788,000	04/01/08	503
AUD	669,000	04/23/08	3,684
CAD	1,535,000	04/23/08	11,955
DKK	1,855,000	04/23/08	(5,887)
NOK	16,695,000	04/23/08	(218,174)
JPY	566,342,913	04/23/08	(313,485)
SEK	878,900	04/23/08	(4,629)
HKD	1,331,000	04/23/08	(229)
SGD	19,000	04/23/08	(59)
EUR	2,837,241	04/23/08	(187,856)
CHF	646,500	04/23/08	(45,914)
GBP	1,659,500	04/23/08	390

Total Net Unrealized Depreciation on Forward Foreign Exchange Contracts (USD Commitment - $20,196,315)			$(759,142)

•	Financial futures contracts purchased as of March 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
	U.S. Treasury
172	Notes (2 Year)	June 2008	$36,920,875	$46,904
	U.S. Treasury
176	Notes (10 Year)	June 2008	$20,935,750	299,609
16	Euro-Bobl	June 2008	$2,798,054	(30,816)
29	Euro-Bund	June 2008	$5,328,528	(40,362)
31	Euro Dollar Futures	December 2008	$7,582,600	14,056
51	Euro Dollar Futures	June 2009	$12,447,825	40,310
120	MSCI Taiwan Index	April 2008	$3,944,400	(113,670)

Total Net Unrealized Appreciation				$216,031

• Financial futures contracts sold as of March 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
	U.S. Treasury
312	Notes (5 Year)	June 2008	$35,641,125	$60,649
54	U.S. Treasury Bonds	June 2008	$6,415,031	(36,732)
51	Euro Dollar Futures	June 2010	$12,332,438	(29,051)

Total Net Unrealized Depreciation				$(5,134)

•	Swaps outstanding as of March 31, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive (pay) a variable return based on the change in the spread return of the Bank of America Aaa 10 Yr Index and pay a fixed rate of 1.0293%
Broker, Bank of America Expires, April 2008	USD	$2,175,000	$54,191
Receive (pay) a variable return based on the change in the spread return of the Lehman Brothers CMBS Aaa 8.5+ Yr Index and pay a fixed rate of 3.5708%
Broker, Goldman Sachs Expires, August 2008	USD	2,135,000	55,759
Receive (pay) a variable return based on the change in spread return of the Lehman Brothers Equity Swap Non Class 376 Index and pay a floating rate based on 1-month USD LIBOR plus .35%
Broker, Lehman Brothers Expires, February 2009	USD	19,838,300	616,873
Receive a fixed rate of 5.500% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America Expires July 2009	USD	7,500,000	335,032
Receive a fixed rate of 4.780% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank Expires, August 2009	USD	8,400,000	292,100
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Expires, December 2009	USD	2,600,000	99,193
Pay a fixed rate of 4.390% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Expires, July 2010	USD	6,300,000	(257,372)

See Notes to Financial Statements.

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Schedule of Investments (continued)

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.110% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS Expires, November 2011	USD	$9,100,000	$812,176
Sold credit default protection on Lehman Brothers Holdings, Inc. and receive 1.20%
Broker, Goldman Sachs Expires, September 2012	USD	325,000	(21,989)
Receive a fixed rate of 3.774% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America Expires, January 2013	USD	4,100,000	86,605
Pay a fixed rate of 3.604% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank Expires, March 2013	USD	5,700,000	(80,453)
Pay a fixed rate of 3.484% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Expires, March 2013	USD	1,400,000	(12,010)
Pay a fixed rate of 3.461% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Expires, March 2013	USD	1,400,000	(10,551)
Receive a fixed rate of 3.461% and pay a floating rate based on 3-month USD LIBOR
Broker, Lehman Brothers Expires, March 2013	USD	7,600,000	(81,122)
Receive a fixed rate of 3.380% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank Expires, March 2013	USD	6,400,000	24,658
Bought credit default protection on DJ CDX.NA.IG.10.VI and pay 1.55%
Broker, Morgan Stanley Expires, June 2013	USD	1,500,000	4,075
Bought credit default protection on DJ CDX.NA.IG.10.VI and pay 1.55%
Broker, Lehman Brothers Expires, June 2013	USD	1,500,000	7,049
Pay a fixed rate of 4.960% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS Expires, March 2015	USD	5,000,000	(394,300)
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Expires, May 2015	USD	1,700,000	(104,452)
Receive a fixed rate of 6.650% and pay a floating rate based on 3-month NZD Bank Bill Rate
Broker, Citibank Expires, December 2015	NZD	2,400,000	(78,343)
Receive a fixed rate of 5.300% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS Expires, February 2017	USD	6,700,000	697,975
Pay a fixed rate of 5.680% and receive a floating rate based on 3-month USD LIBOR
Broker, Lehman Brothers Expires, June 2017	USD	2,400,000	(351,370)
Pay a fixed rate of 5.640% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank Expires, July 2017	USD	3,300,000	(431,492)
Pay a fixed rate of 5.305% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank Expires, October 2017	USD	4,800,000	(562,273)
Pay a fixed rate of 5.288% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank Expires, October 2017	USD	3,600,000	(417,947)
Pay a fixed rate of 5.014% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank Expires, November 2017	USD	3,300,000	(310,045)
Pay a fixed rate of 5.115% and receive a floating rate based on 3-month USD LIBOR
Broker, Lehman Brothers Expires, March 2018	USD	3,300,000	(287,592)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	31

Schedule of Investments (concluded)

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.410% and pay a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Expires, August 2022	USD	$4,230,000	$126,336
Receive a fixed rate of 5.410% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Expires, April 2027	USD	750,000	96,572

Total			$(92,717)

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Statement of Assets and Liabilities

March 31, 2008 (Unaudited)

Assets
Investments at value - unaffiliated (including securities loaned of $2,764,020) (cost $719,172,564)	$773,705,347
Investments at value - affiliated (cost $2,935,650)	2,935,650
Cash on deposit for futures contracts	2,694,000
Foreign currency at value (cost $3,789,899)	3,979,268
Cash	1,159
Dividends and reclaims receivable	1,157,045
Interest receivable	1,859,216
Securities lending income receivable	7,306
Principal paydown receivable	423,978
Investments sold receivable	139,895,422
Receivable from advisor	1,134
Capital shares sold receivable	926,808
Prepaid expenses	74,653
Unrealized appreciation on forward foreign currency contracts	1,531,516
Unrealized appreciation on swaps	3,308,594
Margin variation receivable	27,786

Total assets	932,528,882

Liabilities
Investments purchased payable	176,731,719
Unrealized depreciation on forward foreign currency contracts	815,669
Margin variation payable	30,832
Unrealized depreciation on swaps	3,401,311
Options written at value (premiums received $1,281,971)	1,516,799
Reverse repurchase agreements payable	17,473,000
Payable for financing transactions	1,600,450
Mortgage Pass-Throughs TBA sale commitments at value (proceeds received $37,886,574)	38,147,259
Collateral received at value - securities loans	2,935,650
Premiums received for swap contracts	29,874
Capital shares redeemed payable	1,301,660
Transfer agent fees payable	405,188
Investment advisory fees payable	318,881
Service and distribution fees payable	141,021
Custodian fees payable	120,374
Interest payable	119,351
Administration fees payable	55,813
Officer and Trustees fees payable	18,174
Foreign taxes payable	6,334
Other accrued expenses payable	359,934

Total liabilities	245,529,293

Net Assets
Net Assets	$686,999,589

Net Assets Consist of
Paid-in capital	$633,938,043
Undistributed net investment income	2,230,539
Accumulated net realized gain	(4,624,743)
Net unrealized appreciation	55,455,750

Net Assets	$686,999,589

Net Asset Value
Institutional - Based on net assets of $29,696,942, and 2,021,379 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.69

Service - Based on net assets of $1,907,014, and 130,125 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.66

Investor A - Based on net assets of $452,469,585, and 30,906,340 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.64

Investor B - Based on net assets of $126,859,861, and 8,760,435 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.48

Investor C - Based on net assets of $76,066,187, and 5,273,434 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.42

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	33

Statement of Operations

Six Months Ended March 31, 2008 (Unaudited)

Investment Income
Interest	$6,735,995
Securities lending	7,306
Dividends and reclaims	4,265,877
Foreign taxes withheld	(97,173)
Interest from affiliates	7,263

Total investment income	10,919,268

Expenses
Investment advisory	2,015,137
Service - class specific	874,322
Distribution - class specific	830,470
Transfer agent - class specific	659,274
Custodian	273,907
Administration	263,153
Administration - class specific	91,543
Printing	73,833
Professional	57,696
Officer and Trustees	23,829
Registration	20,138
Miscellaneous	79,429

Total expenses excluding interest expense	5,262,731
Interest expense	256,863

Total expenses	5,519,594
Less administration fees waived - class specific	(3,905)
Less transfer agent fees waived - class specific	(904)
Less transfer agent fees reimbursed - class specific	(7,378)
Less fees paid indirectly	(1,515)

Total expenses after waivers and reimbursement	5,505,892

Net investment income	5,413,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	21,322,939
Written options	(448,677)
Futures and swaps	(4,029,526)
Foreign currency transactions	(50,525)

16,794,211

Net change in unrealized appreciation/depreciation on:
Investments	(65,851,923)
Mortgage pass-throughs TBA sale commitments	(402,815)
Written options	(689,289)
Futures and swaps	(5,194)
Foreign currency transactions	648,072

(66,301,149)

Net realized and unrealized loss	(49,506,938)

Net Decrease in Net Assets Resulting from Operations	$(44,093,562)

See Notes to Financial Statements.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Statements of Changes in Net Assets

Increase in Net Assets:	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations
Net investment income	$5,413,376	$11,294,292
Net realized gain	16,794,211	64,921,547
Net change in unrealized appreciation/depreciation	(66,301,149)	35,406,563

Net increase (decrease) in net assets resulting from operations	(44,093,562)	111,622,402

Dividends and Distributions to Shareholders from
Net investment income:
Institutional	(363,099)	(518,845)
Service	(25,722)	(30,612)
Investor A	(5,327,806)	(6,065,281)
Investor B	(989,047)	(1,015,381)
Investor C	(589,482)	(610,142)
Net realized gain:
Institutional	(2,001,331)	(1,296,964)
Service	(175,568)	(89,755)
Investor A	(38,125,134)	(19,046,801)
Investor B	(11,393,688)	(7,043,852)
Investor C	(6,488,172)	(3,276,940)

Decrease in net assets resulting from dividends and distributions to shareholders	(65,479,049)	(38,994,573)

Capital Share Transactions
Net increase (decrease) in net assets resulting from capital share transactions	15,574,979	(64,773,363)
Redemption Fees
Redemption fees	—	472

Net Assets
Total increase (decrease) in net assets	(93,997,632)	7,854,938
Beginning of period	780,997,221	773,142,283

End of period	$686,999,589	$780,997,221

End of period undistributed net investment income	$2,230,539	$4,112,319

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	35

Financial Highlights

	Institutional*
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	Year Ended March 31,

		2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17

Net investment income	0.16 [2]	0.33 [2]	0.31 [2]	0.17 [2]	0.20	0.24	0.28
Net realized and unrealized gain (loss)	(1.03)	2.08	0.66	0.52	0.82	3.54	(2.68)

Net increase (decrease) from investment operations	(0.87)	2.41	0.97	0.69	1.02	3.78	(2.40)

Dividends and distributions from:
Net investment income	(0.21)	(0.24)	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)
Net realized capital gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.51)	(0.87)	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$14.69	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38

Total Investment Return
Based on net asset value	(5.65)%[4]	16.04%[5]	6.53%[5]	4.66%[4,5]	7.17%[4]	33.46%	(17.12)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense	0.86%[6]	0.86%	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%

Total expenses, net of waivers and reimbursement	0.93%[6]	0.86%	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%

Total expenses	1.01%[6]	0.93%	0.91%	1.11%[6]	1.05%[6]	1.15%	1.13%

Net investment income	2.05%[6]	2.03%	2.04%	1.90%[6]	1.71%[6]	1.74%	2.21%

Supplemental Data
Net assets, end of period (000)	$29,697	$34,720	$32,545	$29,752	$31,328	$21,989	$17,992

Portfolio turnover	63%	93%	136%	90%	101%	216%	181%

	Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	1/28/05[7] - 2/28/05

		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$17.03	$15.51	$15.49	$14.97	$14.63

Net investment income	0.14 [2]	0.29 [2]	0.27 [2]	0.14 [2]	0.01
Net realized and unrealized gain (loss)	(1.02)	2.08	0.65	0.52	0.33

Net increase (decrease) from investment operations	(0.88)	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.19)	(0.22)	(0.25)	(0.14)	—
Net realized capital gain	(1.30)	(0.63)	(0.65)	—	—

Total dividends and distributions	(1.49)	(0.85)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—

Net asset value, end of period	$14.66	$17.03	$15.51	$15.49	$14.97

Total Investment Return
Based on net asset value	(5.72)%[4]	15.74%[5]	6.24%[5]	4.44%[4,5]	2.32%[4]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense	1.09%[6]	1.10%	1.11%	1.16%[6]	1.16%[6]

Total expenses, net of waivers and reimbursement	1.16%[6]	1.10%	1.11%	1.16%[6]	1.16%[6]

Total expenses	1.16%[6]	1.31%	1.17%	1.36%[6]	1.26%[6]

Net investment income (loss)	1.81%[6]	1.80%	1.76%	1.60%[6]	(0.17)%[6]

Supplemental Data
Net assets, end of period (000)	$1,907	$2,325	$2,201	$2,171	$2,171

Portfolio turnover	63%	93%	136%	90%	101%

See Notes to Financial Statements.

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Financial Highlights (continued)

	Investor A*
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	Year Ended March 31,

		2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Net investment income	0.13 [2]	0.27 [2]	0.25 [2]	0.13 [2]	0.18	0.19	0.24
Net realized and unrealized gain (loss)	(1.02)	2.07	0.66	0.53	0.80	3.55	(2.68)

Net increase (decrease) from investment operations	(0.89)	2.34	0.91	0.66	0.98	3.74	(2.44)

Dividends and distributions from:
Net investment income	(0.18)	(0.20)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)
Net realized capital gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.48)	(0.83)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$14.64	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36

Total Investment Return
Based on net asset value[8]	(5.78)%[4]	15.58%[5]	6.12%[5]	4.44%[4,5]	6.78%[4]	32.94%	(17.37)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense	1.22%[6]	1.21%	1.23%	1.25%[6]	1.24%[6]	1.45%	1.42%

Total expenses, net of waivers and reimbursement	1.29%[6]	1.21%	1.23%	1.25%[6]	1.24%[6]	1.45%	1.42%

Total expenses	1.29%[6]	1.21%	1.36%	1.46%[6]	1.32%[6]	1.45%	1.43%

Net investment income	1.69%[6]	1.68%	1.63%	1.51%[6]	1.55%[6]	1.43%	1.92%

Supplemental Data
Net assets, end of period (000)	$452,470	$506,537	$482,284	$491,557	$526,929	$357,100	$252,069

Portfolio turnover	63%	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.
[7]	Commenced operations on January 28, 2005.
[8]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	37

Financial Highlights (continued)

	Investor B*
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	Year Ended March 31,

		2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Net investment income	0.07 [2]	0.14 [2]	0.13 [2]	0.07 [2]	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(1.01)	2.07	0.65	0.51	0.81	3.49	(2.63)

Net increase (decrease) from investment operations	(0.94)	2.21	0.78	0.58	0.89	3.59	(2.48)

Dividends and distributions from:
Net investment income	(0.11)	(0.10)	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)
Net realized capital gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.41)	(0.73)	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$14.48	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26

Total Investment Return
Based on net asset value[4]	(6.13)%[5]	14.81%[6]	5.30%[6]	3.94%[5,6]	6.20%[5]	32.03%	(17.91)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense	2.01%[7]	2.01%	2.00%	2.01%[7]	2.04%[7]	2.15%	2.12%

Total expenses, net of waivers and reimbursement	2.08%[7]	2.01%	2.00%	2.01%[7]	2.04%[7]	2.15%	2.12%

Total expenses	2.08%[7]	2.01%	2.03%	2.11%[7]	2.04%[7]	2.15%	2.13%

Net investment income	0.89%[7]	0.89%	0.86%	0.75%[7]	0.73%[7]	0.72%	1.22%

Supplemental Data
Net assets, end of period (000)	$126,860	$152,820	$175,826	$181,583	$187,689	$133,083	$75,963

Portfolio turnover	63%	93%	136%	90%	101%	216%	181%

See Notes to Financial Statements.

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Financial Highlights (continued)

	Investor C*
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,		3/01/05 - 9/30/05	4/01/04 - 2/28/05	Year Ended March 31,

		2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Net investment income	0.08 [2]	0.15 [2]	0.15 [2]	0.06 [2]	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(1.02)	2.04	0.65	0.52	0.81	3.50	(2.65)

Net increase (decrease) from investment operations	(0.94)	2.19	0.80	0.58	0.89	3.60	(2.50)

Dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)
Net realized capital gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.05)

Total dividends and distributions	(1.42)	(0.75)	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)

Redemption fees added to paid-in capital	—	— [3]	— [3]	— [3]	—	—	—

Net asset value, end of period	$14.42	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25

Total Investment Return
Based on net asset value[4]	(6.18)%[5]	14.68%[6]	5.42%[6]	3.90%[5,6]	6.20%[5]	32.14%	(17.96)%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement and excluding interest expense	1.92%[7]	1.94%	1.91%	2.00%[7]	2.04%[7]	2.15%	2.12%

Total expenses, net of waivers and reimbursement	1.99%[7]	1.94%	1.91%	2.00%[7]	2.04%[7]	2.15%	2.12%

Total expenses	1.99%[7]	1.95%	1.94%	2.11%[7]	2.04%[7]	2.15%	2.13%

Net investment income	0.99%[7]	0.96%	0.97%	0.75%[7]	0.76%[7]	0.72%	1.21%

Supplemental Data
Net assets, end of period (000)	$76,066	$84,596	$80,286	$67,371	$65,357	$42,262	$19,079

Portfolio turnover	63%	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.
[1]	Audited by other auditors.
[2]	Based on average shares outstanding.
[3]	Redemption fees added to paid-in capital are less than $0.01 per share.
[4]	Total investment returns exclude the effects of sales charges.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	39

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2008, the Fund had 26 registered portfolios. These financial statements relate to the Fund’s Asset Allocation Portfolio (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio of the Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a national securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a national securities exchange for which there were no sales on that day and equity investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Over-the-counter (“OTC”) options quotations are provided by dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). Considerations utilized by dealers or pricing services in valuing OTC options include, but are not limited to, volatility factors of the underlying security, price movement of the underlying security in relation to the strike price and the time left until expiration of the option. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

The Portfolio is not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolio may engage in various portfolio investment strategies to increase the return of the Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Swaps-The Portfolio may enter into swap agreements, which are OTC contracts in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

Interest rate swaps-Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

40	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Notes to Financial Statements (continued)

Total return swaps - Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swaps - Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

•

Futures - The Portfolio may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Forward foreign exchange contracts - The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options - The Portfolio may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Asset-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Collateralized Debt Obligations: The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	41

Notes to Financial Statements (continued)

Financing Transactions: The Portfolio may enter into financing transactions consisting of sales by the Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Portfolio will hold liquid assets worth at least the equivalent of the amount due.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Investing in Government Sponsored Enterprises: The Portfolio may invest in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar U.S. government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). The debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the U.S. Government.

Mortgage Dollar Rolls: The Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.

If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls.

Mortgage Pass-Through Securities: The Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities (“CMBS”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal

42	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Notes to Financial Statements (continued)

components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Preferred Stock: The Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Stripped Mortgage Backed Securities: The Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IO’s. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board.

TBA Purchase Commitments: The Portfolio may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments”.

Trust Preferred Stock: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Zero-Coupon Bonds: The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., when-issued securities, reverse repurchase agreements, swaps or futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Portfolio amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	43

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolio implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 did not have a material impact on the Portfolio’s financial statements. The Portfolio files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s tax returns remains open for the years ended September 30, 2004 through September 30, 2006. The statute of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a frame- work for measuring fair value and expands disclosures about fair value measurements.The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several Portfolios are pro-rated among those Portfolios on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund on behalf of the Portfolio entered into an Investment Advisory Agreement with the BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Notes to Financial Statements (continued)

The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets
first $1 billion	0.550%
$1 billion - $2 billion	0.500
$2 billion - $3 billion	0.475
greater than $3 billion	0.450

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for the Portfolio. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the management fee paid by the Portfolio to the Advisor.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2008, the Portfolio paid $52,360 in return for these services.

PFPC and the Advisor act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of the Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PFPC and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, or its affiliates. As of March 31, 2008, the Portfolio had no securities loans to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholy owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended March 31, 2008, BIM received $2,167 in securities lending agent fees.

The Fund, on behalf of the Portfolio, has entered into a Distribution Agreement with BlackRock Distributors, Inc. (“BDI”). BDI is an affiliate of BlackRock, Inc. The Fund has also adopted a Distribution Plan on behalf of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan the Portfolio pays BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	45

Notes to Financial Statements (continued)

Class Specific Fee Arrangement
Share Classes
Institutional		Service		Investor A		Investor B		Investor C
Contractual Fees	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)

None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%

(1)	the maximum annual contractual fees are comprised of a 0.25% service fee.

(2)	the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(3)	annualized; the actual fees are for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the Portfolio paid $272,409 to affiliates in return for distribution and sales support services.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2008, the following amounts have been accrued by the Portfolio to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$ 731	$ 69	$ 42,769	$ 15,547	$ 4,011	$ 63,127

For the six months ended March 31, 2008, the following charts show the various types of class-specific expenses borne directly by each class of the Portfolio and any associated waivers of those expenses.

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$3,731	$268	$59,833	$17,602	$10,109	$91,543
Administration Fees Waived	(3,731)	(2)	(115)	—	(58)	(3,905)
Transfer Agent Fees	21,937	583	427,170	157,020	52,564	659,274
Transfer Agent Fees Waived	(731)	(3)	—	—	(171)	(904)
Transfer Agent Fees Reimbursed	(7,177)	(78)	—	—	(123)	(7,378)
Service Fees	—	2,684	595,767	175,065	100,806	874,322
Distribution Fees	—	—	—	528,051	302,419	830,470

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.86%	1.16%	1.33%	2.08%	2.08%

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor, are less than the expense limit for that share class, the share class is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board has approved the payments to the Advisor at the previous quarterly meeting.

At March 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2010	2011
$47,788	$3,660

For the six months ended March 31, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned $3,875 in commissions on transactions of securities.

For the six months ended March 31, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A shares of $25,810.

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Notes to Financial Statements (continued)

For the six months ended March 31, 2008, affiliates received contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C shares of $71, $95,946 and $5,794 respectively.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the six months ended March 31, 2008 was $7,263.

The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Portfolio are officers and/or trustees/directors of BlackRock, Inc. or its affiliates.

3. Investments:

For the six months ended March 31, 2008, purchases and sales of securities including paydowns, excluding short-term investments, dollar rolls securities, were $320,608,288 and $361,402,092, respectively.

For the six months ended March 31, 2008, purchases and sales of U.S. government securities were $90,139,167 and $87,848,142, respectively.

Written options transactions entered into during the six months ended March 31, 2008 are summarized as follows:

	Contracts	Premium
Balance at 9/30/07	(1,637,502)	$(1,994,023)
Written	(7,119)	(2,372,142)
Expired	1,630,758	214,647
Closed	10,812	2,869,547

Balance at 3/31/08	(3,051)	$(1,281,971)

4. Capital Shares:

Transactions in capital shares for each period were as follows:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Value	Shares	Value
Shares sold:
Institutional	513,260	$7,818,606	774,819	$12,673,325
Service	12,218	189,692	115,714	1,912,238
Investor A	1,407,299	21,697,411	2,956,580	47,917,929
Investor B	316,867	4,891,534	568,659	9,085,898
Investor C	417,790	6,341,821	701,045	11,178,693
Shares issued in reinvestment of dividends:
Institutional	101,948	1,607,941	101,243	1,603,042
Service	1,809	28,406	6,121	96,039
Investor A	2,651,548	41,602,823	1,521,117	23,985,487
Investor B	747,315	11,605,506	488,088	7,583,994
Investor C	419,088	6,483,200	229,834	3,573,154
Shares redeemed:
Institutional	(627,912)	(10,606,328)	(937,469)	(15,341,460)
Service	(20,425)	(304,999)	(127,252)	(2,097,949)
Investor A	(2,926,547)	(45,500,455)	(5,822,896)	(93,990,201)
Investor B	(1,382,704)	(21,158,711)	(3,432,187)	(54,998,153)
Investor C	(603,430)	(9,121,468)	(1,125,583)	(17,955,399)

Net increase (decrease)	1,028,124	$15,574,979	(3,982,167)	$(64,773,363)

There is a 2% redemption fee on shares of the Portfolio redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2008.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	47

Notes to Financial Statements (concluded)

6. Capital Loss Carryforward:

As of September 30, 2007, the Portfolio had a capital loss carryforward available to offset future realized capital gains of $13,392,631 expiring September 30, 2010.

7. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

48	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Officers and Trustees

David O. Beim, Trustee

Richard S. Davis, Trustee

Ronald W. Forbes, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Rodney D. Johnson, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Donald C. Burke, President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, DE 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, PA 19406

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	49

Additional Information (Unaudited)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

50	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Healthcare Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock Funds

100 Bellevue Parkway

Wilmington, DE 19809

AA-3/08-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK    SOLUTIONS

BlackRock
Exchange Portfolio
SEMI-ANNUAL REPORT | MARCH 31, 2008 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets endured severe bouts of volatility during the reporting period, particularly as the calendar turned to 2008. It was then that fears of an economic recession swelled and credit market strains intensified, producing calamity in the financial system and, ultimately, the demise of major Wall Street firm Bear Stearns.

The Federal Reserve Board (the “Fed”), after cutting the target federal funds rate 100 basis points (1%) between September 2007 and year-end, stepped up its efforts to support the ailing financial sector in the first three months of 2008. The central bank cut interest rates 125 basis points in January alone, and followed with another 75-basis-point cut on March 18, bringing the target rate to 2.25%. In an unprecedented move, the Fed also extended its financing operations directly to broker/dealers and assisted JPMorgan in its buyout of ill-fated Bear Stearns.

Against this backdrop, investor anxiety has been acute and equity markets have struggled. The S&P 500 Index of U.S. stocks was down in March, marking the fifth consecutive month of negative returns. International markets outperformed the U.S. for much of 2007, but that trend changed in more recent months as investors grew increasingly reluctant to take on the risks of foreign investing.

In fixed income markets, an ongoing investor flight to quality continued to drive Treasury yields lower and their prices higher. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.45% by March 31. Investors largely shunned bonds associated with the housing and credit markets, and the riskier high yield sector landed in negative territory year-to-date. Meanwhile, the municipal bond market has struggled with concerns around the creditworthiness of monoline bond insurers and the failure of auctions for auction rate securities, driving yields higher and prices lower across the curve. At period-end, municipal bonds were trading at higher yields than their Treasury counterparts, a very unusual occurrence by historical standards.

Overall, the major benchmark indexes posted mixed results for the current reporting period, generally reflecting heightened investor risk aversion:

Total Returns as of March 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(12.46)%	(5.08)%
Small cap U.S. equities (Russell 2000 Index)	(14.02)%	(13.00)%
International equities (MSCI Europe, Australasia, Far East Index)	(10.50)%	(2.70)%
Fixed income (Lehman Brothers U.S. Aggregate Index)	5.23%	7.67%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.75%	1.90%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(4.01)%	(3.47)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary (Unaudited)

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed that of the benchmark S&P 500 Index for the six-month period.

What factors influenced performance?

•

Both sector positioning and stock selection contributed to the Portfolio’s relative outperformance. From a sector positioning standpoint, the Portfolio’s overweight in consumer staples and energy, along with an underweight in financials, added significant value during the period.

•

Stock selection within the financials and information technology sectors produced the strongest relative results. Berkshire Hathaway drove performance among the Portfolio’s financials holdings, as shares of the company appreciated during an extremely challenging environment for the sector overall. Stock selection in the computers & peripherals sub-sector within information technology also contributed notably during the six months. In particular, Portfolio positions in International Business Machines and Hewlett-Packard Co., combined with its avoidance of Dell and EMC Corp., enhanced comparative results, as the former fared relatively well, while the latter two major technology holdings in the benchmark declined significantly over the period.

•

Conversely, unfavorable stock selection in the energy and industrials sectors partially offset the successes in financials and technology. In energy, the Portfolio’s large position in Schlumberger detracted from results, as the company’s shares declined over the period following earnings disappointments. Boeing accounted for much of the relative weakness in the industrials group.

Describe recent Portfolio activity.

•	During the period, we increased the Portfolio’s weighting in consumer staples, as we reduced the allocation to financials through the sale of SLM Corp.

Describe Portfolio positioning at period-end.

•

Sector weights continue to be driven by our bottom-up stock selection decisions. At period-end, the Portfolio’s largest overweights versus the benchmark S&P 500 Index were in healthcare and consumer staples, while it was relatively underexposed to the consumer discretionary and materials sectors.

Portfolio Profile as of March 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
The Procter & Gamble Co.	6%
Berkshire Hathaway, Inc. - Class B	6
Hewlett-Packard Co.	6
Exxon Mobil Corp.	6
Schlumberger Ltd.	6
Target Corp.	5
American Express Co.	4
General Electric Co.	4
International Business Machines Corp.	4
Microsoft Corp.	4

Ten Largest Industries	Percent of Long-Term Investments
Oil & Gas	15%
Computer & Office Equipment	10
Pharmaceuticals	8
Retail Merchandising	8
Finance	8
Aerospace	7
Soaps & Cosmetics	6
Conglomerates	6
Beverages & Bottling	5
Manufacturing	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Portfolio Summary (concluded)

Total Return Based on a $10,000 Investment

†	The Portfolio normally invests largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks.
††	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

Shares of the Portfolio are not currently offered to the public.

Performance Summary for the Period Ended March 31, 2008

	6-Month Total Returns	Average Annual Total Returns*
		1 Year	5 Years	10 Years
BlackRock	(9.09)%	2.59%	9.94%	3.99%
S&P 500® Index	(12.46)%	(5.08)%	11.32%	3.50%

*	See “About Portfolio’s Performance” on page 6 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
BlackRock	$1,000.00	$909.09	$2.86	$1,000.00	$1,021.96	$3.04

*	For the BlackRock share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	5

About Portfolio’s Performance

•	BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

Disclosure of Expenses

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, and other Portfolio expenses. This Expense Example on page 5 is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example on page 5 is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks — 98.8%
Aerospace — 6.5%
The Boeing Co.	131,800	$9,801,966
General Dynamics Corp.	93,000	7,753,410

		17,555,376

Banks — 2.0%
JPMorgan Chase & Co.	124,728	5,357,068

Beverages & Bottling — 5.3%
Anheuser-Busch Cos., Inc.	192,315	9,125,347
The Coca-Cola Co.	87,735	5,340,429

		14,465,776

Computer & Office Equipment — 9.8%
Hewlett-Packard Co.	349,270	15,947,668
International Business Machines Corp.	92,371	10,635,597

		26,583,265

Computer Software & Services — 3.8%
Microsoft Corp.	367,277	10,423,321

Conglomerates — 6.1%
Berkshire Hathaway, Inc. - Class B(a)	3,687	16,491,582

Electronics — 0.9%
Agilent Technologies, Inc.(a)	29,749	887,412
Intel Corp.	70,215	1,487,154

		2,374,566

Finance — 7.6%
American Express Co.	271,045	11,850,087
Ameriprise Financial, Inc.	61,125	3,169,331
Western Union Co.	266,480	5,668,030

		20,687,448

Food & Agriculture — 0.8%
General Mills, Inc.	8,497	508,800
Kraft Foods, Inc. - Class A	53,285	1,652,368

		2,161,168

Insurance — 1.5%
American International Group, Inc.	94,900	4,104,425

Machinery & Heavy Equipment — 3.6%
Caterpillar, Inc.(b)	124,256	9,728,002

Manufacturing — 4.3%
General Electric Co.	317,848	11,763,555

Medical & Medical Services — 3.1%
Millipore Corp.(a)	123,378	8,316,911

Medical Instruments & Supplies — 4.0%
Johnson & Johnson	120,414	7,811,256
Medtronic, Inc.	60,000	2,902,200

		10,713,456

Oil & Gas — 14.8%
BP Plc - ADR	116,846	7,086,710
Exxon Mobil Corp.	188,062	15,906,284
Schlumberger Ltd.	172,339	14,993,493
Transocean, Inc.(a)	14,795	2,000,284

		39,986,771

Pharmaceuticals — 7.9%
AstraZeneca Plc	76,000	2,887,240
Merck & Co., Inc.	83,999	3,187,762
Novartis AG - ADR	161,364	8,266,678
Pfizer, Inc.	89,719	1,877,819
Wyeth	125,465	5,239,418

		21,458,917

Retail Merchandising — 7.6%
Target Corp.	248,429	12,590,382
Wal-Mart Stores, Inc.	154,700	8,149,596

		20,739,978

Soaps & Cosmetics — 6.4%
The Procter & Gamble Co.	246,400	17,265,248

Telecommunications — 0.7%
Vodafone Group Plc - ADR	64,452	1,901,979

Tobacco — 2.1%
Altria Group, Inc.	77,000	1,709,400
Philip Morris International, Inc.(a)	77,000	3,894,660

		5,604,060

TOTAL COMMON STOCKS
(Cost $58,843,669)		267,682,872

Short Term Investments — 4.0%
BlackRock Liquidity Series, LLC Money Market Series, 3.10%(c)(d)(e)	7,900,000	7,900,000
Galileo Money Market Fund, 2.56%(e)	3,074,861	3,074,861

TOTAL SHORT TERM INVESTMENTS
(Cost $10,974,861)		10,974,861

TOTAL INVESTMENTS IN SECURITIES — 102.8%
(Cost $69,818,530*)		278,657,733

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.8)%		(7,597,548)

NET ASSETS — 100.0%		$271,060,185

Portfolio Abbreviations

To simplify the listings of Portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipt

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	7

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$65,484,475

Gross unrealized appreciation	$216,111,615
Gross unrealized depreciation	(2,938,357)

Net unrealized appreciation	$213,173,258

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest Income
BlackRock Liquidity Series, LLC Money Market Series	$7,900,000	$32,152

(d)	Security purchased with the cash proceeds from securities loans.
(e)	Represents current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

8	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Statement of Assets and Liabilities

March 31, 2008 (Unaudited)

Assets

Investments at value - unaffiliated (including securities loaned of $7,829,000) (cost $61,918,530)	$270,757,733
Investments at value - affiliated (cost $7,900,000)	7,900,000
Dividends receivable	583,358
Securities lending income receivable	5,546
Receivable from advisor	720
Prepaid expenses	12,963

Total assets	279,260,320

Liabilities
Collateral received at value - securities loans	7,900,000
Investment advisory fees payable	107,446
Capital shares redeemed payable	77,766
Foreign taxes payable	36,192
Administration fees payable	17,163
Custodian fees payable	5,443
Officer and Trustees fees payable	4,988
Transfer agent fees payable	3,760
Other accrued expenses payable	47,377

Total liabilities	8,200,135

Net Assets
Net Assets	$271,060,185

Net Assets Consist of
Paid-in capital	$52,279,455
Undistributed net investment income	1,155,803
Accumulated net realized gain	8,785,724
Net unrealized appreciation	208,839,203

Net Assets	$271,060,185

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	443,372
Net Asset Value	$611.36

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	9

Statement of Operations

Six Months Ended March 31, 2008 (Unaudited)

Investment Income
Dividends	$2,692,060
Securities lending	32,152
Interest from affiliates	70
Foreign taxes witheld	(36,192)

Total investment income	2,688,090

Expenses
Investment advisory	726,413
Administration	145,284
Professional	22,868
Custodian	14,363
Printing	12,924
Officer and Trustees	11,411
Transfer agent	3,098
Miscellaneous	5,114

Total expenses	941,475
Less investment advisory fees waived	(30,369)
Less administration fees waived	(36,322)
Less transfer agent fees waived	(1,673)
Less transfer agent fees reimbursed	(1,411)
Less fees paid indirectly	(15)

Total expenses after waivers and reimbursement	871,685

Net investment income	1,816,405

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	193,597
Redemption-in-kind transactions	6,007,482

6,201,079

Net change in unrealized appreciation/depreciation on:
Investments	(35,529,086)

Net realized and unrealized loss	(29,328,007)

Net Decrease in Net Assets Resulting from Operations	$(27,511,602)

See Notes to Financial Statements.

10	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Statements of Changes in Net Assets

	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets:	(Unaudited)
Operations
Net investment income	$1,816,405	$3,003,112
Net realized gain (loss) from investment transactions	193,597	(1,583,883)
Net realized gain from redemption-in-kind transactions	6,007,482	19,717,131
Net change in unrealized appreciation/depreciation	(35,529,086)	30,726,620

Net increase (decrease) in net assets resulting from operations	(27,511,602)	51,862,980

Dividends to Shareholders from
Net investment income	(1,814,307)	(2,701,038)

Capital Share Transactions
Shares issued in reinvestment of dividends	280,571	448,506
Shares redeemed	(12,906,357)	(30,149,442)

Net decrease in net assets resulting from capital share transactions	(12,625,786)	(29,700,936)

Net Assets
Total increase (decrease) in net assets	(41,951,695)	19,461,006
Beginning of period	313,011,880	293,550,874

End of period	$271,060,185	$313,011,880

End of period undistributed net investment income	$1,155,803	$1,153,705

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	11

Financial Highlights

	Six Months Ended March 31, 2008	Year Ended September 30,		Nine Months Ended 9/30/05	Year Ended December 31,
	(Unaudited)	2007	2006		2004[1]	2003
Per Share Operating Performance
Net asset value, beginning of period	$676.66	$575.50	$533.63	$520.73	$490.99	$411.01

Net investment income	4.02 [2]	6.21 [2]	6.63 [2]	4.10 [2]	7.61	5.40
Net realized and unrealized gain (loss)	(65.33)	100.52	41.58	11.80	29.63	80.08
Dividends from net investment income	(3.99)	(5.57)	(6.34)	(3.00)	(7.50)	(5.50)

Net asset value, end of period	$611.36	$676.66	$575.50	$533.63	$520.73	$490.99

Total Investment Return
Based on net asset value	(9.09)%[3]	18.62%	9.06%	3.10%[3]	7.63%	20.89%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.60%[4]	0.60%	0.60%	0.60%[4]	0.61%	0.59%

Total expenses	0.65%[4]	0.65%	0.67%	0.71%[4]	0.61%	0.59%

Net investment income	1.25%[4]	0.99%	1.20%	1.06%[4]	1.47%	1.20%

Supplemental Data
Net assets, end of period (000)	$271,060	$313,012	$293,551	$292,516	$299,352	$309,699

Portfolio turnover	—	1%	—	—	4%	5%

[1]

During the year ended December 31, 2004, the investment advisor reimbursed the Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17 and increased total return by 0.04%.

[2]	Based on average shares outstanding.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2008, the Fund had 26 registered portfolios. These financial statements relate to the Fund’s Exchange Portfolio (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a national securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a national securities exchange for which there were no sales on that day and equity investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Redemptions-In-Kind: The Portfolio transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions in-kind are disclosed separately in the Statement of Operations.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Dividends to Shareholders: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	13

Notes to Financial Statements (continued)

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolio implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 did not have a material impact on the Portfolio’s financial statements. The Portfolio files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s tax returns remains open for the years ended September 30, 2004 through September 30, 2006. The statute of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several Portfolios are pro-rated among those Portfolios on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund on behalf of the Portfolio entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the annual rate of 0.50%.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolio is also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For

14	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Notes to Financial Statements (continued)

these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2008, the Portfolio paid $17 in return for these services.

PFPC and the Advisor act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentages of average daily net assets of the BlackRock class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PFPC and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses to 0.60% of the Portfolio’s average daily net assets. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, the Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board.

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor, are less than the expense limit for that share class, the share class is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to the Advisor at the previous quarterly meeting.

At March 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2010	2011
$137,424	$24,523

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the six months ended March 31, 2008, was $70.

The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as fees paid indirectly.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, or its affiliates. As of March 31, 2008, the Portfolio had no securities loans to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended March 31, 2008, BIM received $8,372 in securities lending agent fees.

Certain officers and/or trustees of the Portfolio are officers and/or trustees/directors of BlackRock, Inc. or its affiliates.

3. Investments:

For the six months ended March 31, 2008, purchases and sales of securities, excluding short-term securities, were $642,157 and $15,154,055, including $9,746,393 of sales representing redemptions-in-kind, respectively.

4. Capital Shares:

Transactions in capital shares for each period were as follows:

	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares issued in reinvestment of dividends	421	714
Shares redeemed	(19,634)[1]	(48,206)[2]

Net decrease	(19,213)	(47,492)

[1]	Including (14,687) representing redemptions-in-kind.
[2]	Including (40,737) representing redemptions-in-kind.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2008.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	15

Notes to Financial Statements (concluded)

6. Capital Loss Carryforward:

As of December 31, 2007, the Portfolio had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expiring December 31,
2009	2010	2013	2014	Total
$633,046	$7,112,583	$1,281,140	$233,900	$9,260,669

16	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Officers and Trustees

David O. Beim, Trustee	Investment Advisor and Co-Administrator
Richard S. Davis, Trustee	BlackRock Advisors, LLC
Ronald W. Forbes, Trustee	Wilmington, DE 19809
Henry Gabbay, Trustee
Dr. Matina Horner, Trustee	Custodian
Rodney D. Johnson, Trustee	PFPC Trust Company
Herbert I. London, Trustee	Philadelphia, PA 19153
Cynthia A. Montgomery, Trustee
Joseph P. Platt, Jr., Trustee	Co-Administrator and Transfer Agent
Robert C. Robb, Jr., Trustee	PFPC Inc.
Toby Rosenblatt, Trustee	Wilmington, DE 19809
Kenneth L. Urish, Trustee
Frederick W. Winter, Trustee	Distributor
Donald C. Burke, President and Chief Executive Officer	BlackRock Distributors, Inc.
Anne F. Ackerley, Vice President	King of Prussia, PA 19406
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer	Legal Counsel
Brian P. Kindelan, Chief Compliance Officer	Sidley Austin LLP
Howard Surloff, Secretary	New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Philadelphia, PA 19103

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	17

Additional Information (Unaudited)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

18	BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK EXCHANGE PORTFOLIO	MARCH 31, 2008	19

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Science & Technology	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Healthcare Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

20

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Funds

100 Bellevue Parkway

Wilmington, DE 19809

EXCH-3/08-SAR

EQUITIES    FIXED    INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Money Market Portfolios SEMI-ANNUAL REPORT | MARCH 31, 2008 (UNAUDITED)

Money Market

U.S. Treasury Money Market

Municipal Money Market

New Jersey Municipal Money Market

North Carolina Municipal Money Market

Ohio Municipal Money Market

Pennsylvania Municipal Money Market

Virginia Municipal Money Market

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2008

A Letter to Shareholders

Dear Shareholder

Financial markets endured severe bouts of volatility during the reporting period, particularly as the calendar turned to 2008. It was then that fears of an economic recession swelled and credit market strains intensified, producing calamity in the financial system and, ultimately, the demise of major Wall Street firm Bear Stearns.

The Federal Reserve Board (the “Fed”), after cutting the target federal funds rate 100 basis points (1%) between September 2007 and year-end, stepped up its efforts to support the ailing financial sector in the first three months of 2008. The central bank cut interest rates 125 basis points in January alone, and followed with another 75-basis-point cut on March 18, bringing the target rate to 2.25%. In an unprecedented move, the Fed also extended its financing operations directly to broker/dealers and assisted JPMorgan in its buyout of ill-fated Bear Stearns.

Against this backdrop, investor anxiety has been acute and equity markets have struggled. The S&P 500 Index of U.S. stocks was down in March, marking the fifth consecutive month of negative returns. International markets outperformed the U.S. for much of 2007, but that trend changed in more recent months as investors grew increasingly reluctant to take on the risks of foreign investing.

In fixed income markets, an ongoing investor flight to quality continued to drive Treasury yields lower and their prices higher. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.45% by March 31. Investors largely shunned bonds associated with the housing and credit markets, and the riskier high yield sector landed in negative territory year-to-date. Meanwhile, the municipal bond market has struggled with concerns around the creditworthiness of monoline bond insurers and the failure of auctions for auction rate securities, driving yields higher and prices lower across the curve. At period-end, municipal bonds were trading at higher yields than their Treasury counterparts, a very unusual occurrence by historical standards.

Overall, the major benchmark indexes posted mixed results for the current reporting period, generally reflecting heightened investor risk aversion:

Total Returns as of March 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(12.46)%	(5.08)%
Small cap U.S. equities (Russell 2000 Index)	(14.02)%	(13.00)%
International equities (MSCI Europe, Australasia, Far East Index)	(10.50)%	(2.70)%
Fixed income (Lehman Brothers U.S. Aggregate Index)	5.23%	7.67%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.75%	1.90%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(4.01)%	(3.47)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary (Unaudited)	Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Commercial Paper	55%
Certificates of Deposit	20
Variable Rate Obligations	15
Agency Obligations	6
Promissory Note	2
Master Notes	2

7-Day Yield (Annualized)
Institutional	3.00%
Service	2.64
Hilliard Lyons	2.64
Investor A	2.59
Investor B	1.92
Investor C	1.92

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$283,319,000	16%
8-14 Days	62,305,000	4
15-30 Days	452,768,000	26
31-60 Days	254,489,000	14
61-90 Days	553,431,000	31
91-120 Days	52,445,000	3
121-150 Days	66,455,000	4
over 150 Days	30,645,000	2
Average Weighted Maturity - 49 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,022.03	$2.12	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,020.62	$3.52	$1,000.00	$1,021.47	$3.53
Hilliard Lyons	$1,000.00	$1,020.62	$3.52	$1,000.00	$1,021.48	$3.52
Investor A	$1,000.00	$1,020.24	$3.90	$1,000.00	$1,021.09	$3.91
Investor B	$1,000.00	$1,017.72	$6.51	$1,000.00	$1,018.47	$6.53
Investor C	$1,000.00	$1,017.71	$6.52	$1,000.00	$1,018.46	$6.54

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.70% for Service, 0.70% for Hilliard Lyons, 0.77% for Investor A, 1.29% for Investor B and 1.29% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

4	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (Unaudited)	U.S. Treasury Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Repurchase Agreements	100%

7-Day Yield (Annualized)
Institutional	1.33%
Service	1.05
Investor A	1.05

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$375,132,000	65%
15-30 Days	150,000,000	26
61-90 Days	25,000,000	4
91-120 Days	25,000,000	5
Average Weighted Maturity - 15 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,015.56	$2.07	$1,000.00	$1,022.92	$2.08
Service	$1,000.00	$1,014.15	$3.46	$1,000.00	$1,021.52	$3.48
Investor A	$1,000.00	$1,014.12	$3.49	$1,000.00	$1,021.50	$3.50

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.41% for Institutional, 0.69% for Service and 0.69% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

SEMI-ANNUAL REPORT	MARCH 31, 2008	5

Portfolio Summary (Unaudited)	Municipal Money Market Portfolio

Portfolio Profile as of March 31, 2008

Top Ten States	Percentage of Portfolio
Florida	16%
Texas	16
New York	7
Illinois	6
North Carolina	6
Michigan	5
Colorado	4
Arizona	3
California	3
New Jersey	3

7-Day Yield (Annualized)
Institutional	1.99%
Service	1.72
Hilliard Lyons	1.97
Investor A	1.71

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$248,587,000	77%
8-14 Days	5,000,000	2
31-60 Days	4,000,000	1
61-90 Days	13,515,000	4
91-120 Days	16,100,000	5
121-150 Days	21,065,000	6
over 150 Days	15,820,000	5
Average Weighted Maturity - 32 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,014.10	$2.12	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,012.69	$3.51	$1,000.00	$1,021.47	$3.53
Hilliard Lyons	$1,000.00	$1,013.97	$2.25	$1,000.00	$1,022.74	$2.26
Investor A	$1,000.00	$1,012.66	$3.55	$1,000.00	$1,021.42	$3.58

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.70% for Service, 0.45% for Hilliard Lyons and 0.71% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (Unaudited)	New Jersey Municipal Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	76%
Municipal Bonds	20
Commercial Paper	4

7-Day Yield (Annualized)
Institutional	1.89%
Service	1.62
Investor A	1.62

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$135,645,000	78%
31-60 Days	1,592,000	1
61-90 Days	11,471,000	7
91-120 Days	2,305,000	1
121-150 Days	4,305,000	3
over 150 Days	17,749,000	10
Average Weighted Maturity - 42 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,013.83	$1.96	$1,000.00	$1,023.03	$1.97
Service	$1,000.00	$1,012.43	$3.36	$1,000.00	$1,021.62	$3.38
Investor A	$1,000.00	$1,012.43	$3.35	$1,000.00	$1,021.62	$3.38

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.39% for Institutional, 0.67% for Service and 0.67% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

SEMI-ANNUAL REPORT	MARCH 31, 2008	7

Portfolio Summary (Unaudited)	North Carolina Municipal Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	84%
Municipal Bonds	10
Commercial Paper	5
Municipal Put Bonds	1

7-Day Yield (Annualized)
Institutional	2.03%
Service	1.75
Investor A	1.58

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$78,696,000	86%
31-60 Days	500,000	1
61-90 Days	1,300,000	1
91-120 Days	4,385,000	5
121-150 Days	3,715,000	4
over 150 Days	2,515,000	3
Average Weighted Maturity - 25 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,013.96	$1.51	$1,000.00	$1,023.48	$1.52
Service	$1,000.00	$1,012.56	$2.90	$1,000.00	$1,022.08	$2.92
Investor A	$1,000.00	$1,011.57	$3.86	$1,000.00	$1,021.11	$3.89

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for Institutional, 0.58% for Service and 0.77% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (Unaudited)	Ohio Municipal Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	77%
Municipal Bonds	19
Commercial Paper	2
Municipal Put Bonds	2

7-Day Yield (Annualized)
Institutional	2.38%
Service	2.10
Investor A	2.10

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$127,586,000	80%
8-14 Days	300,000	0
15-30 Days	205,000	0
31-60 Days	3,285,000	2
61-90 Days	5,100,000	3
91-120 Days	1,130,000	1
121-150 Days	1,810,000	1
over 150 Days	20,080,000	13
Average Weighted Maturity - 43 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,014.65	$1.96	$1,000.00	$1,023.03	$1.97
Service	$1,000.00	$1,013.27	$3.35	$1,000.00	$1,021.63	$3.37
Investor A	$1,000.00	$1,013.27	$3.35	$1,000.00	$1,021.63	$3.37

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.39% for Institutional, 0.67% for Service and 0.67% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

SEMI-ANNUAL REPORT	MARCH 31, 2008	9

Portfolio Summary (Unaudited)	Pennsylvania Municipal Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	87%
Commercial Paper	7
Municipal Bonds	5
Municipal Put Bonds	1

7-Day Yield (Annualized)
Institutional	1.91%
Service	1.63
Investor A	1.63

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$544,332,000	93%
31-60 Days	26,100,000	4
over 150 Days	16,408,000	3
Average Weighted Maturity - 16 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional	$1,000.00	$1,013.37	$2.11	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,011.97	$3.50	$1,000.00	$1,021.47	$3.53
Investor A	$1,000.00	$1,011.97	$3.51	$1,000.00	$1,021.47	$3.53

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.70% for Service and 0.70% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

10	SEMI-ANNUAL REPORT	MARCH 31, 2008

Portfolio Summary (Unaudited)	Virginia Municipal Money Market Portfolio

Portfolio Profile as of March 31, 2008

Portfolio Diversification	Percentage of Portfolio
Variable Rate Demand Notes	87%
Municipal Bonds	8
Commercial Paper	5

7-Day Yield (Annualized)
Institutional	1.85%
Service	1.57

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 Days	$94,965,000	86%
8-14 Days	1,100,000	1
31-60 Days	850,000	1
61-90 Days	4,950,000	4
121-150 Days	5,120,000	5
over 150 Days	2,850,000	3
Average Weighted Maturity - 23 days

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and service fees, where applicable, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the column entitled “Expenses Paid During the Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical**
	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period*
Institutional Class	$1,000.00	$1,013.64	$1.51	$1,000.00	$1,023.48	$1.52
Service Class	$1,000.00	$1,012.17	$2.95	$1,000.00	$1,022.03	$2.97

*	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for Institutional and 0.59% for Service), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
**	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

SEMI-ANNUAL REPORT	MARCH 31, 2008	11

Schedule of Investments March 31, 2008 (Unaudited)	Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Agency Obligations — 6.0%
Federal Home Loan Bank Variable Rate Notes — 1.7%
2.36%, 3/20/09(a)	$8,535	$8,542,700
2.82%, 8/13/09(a)	9,050	9,050,000
2.77%, 8/14/09(a)	13,255	13,253,183

		30,845,883

Federal Home Loan Mortgage Corp. Discount Note — 0.2%
2.50%, 8/18/08(b)	3,755	3,718,754

Federal Home Loan Mortgage Corp. Variable Rate Notes — 2.2%
2.46%, 9/25/09(a)	24,015	24,004,514
2.61%, 9/28/09(a)	14,820	14,814,515

		38,819,029

Federal National Mortgage Assoc. Discount Notes — 1.9%
2.50%, 8/06/08(b)	4,140	4,103,487
2.50%, 8/20/08(b)	3,465	3,431,140
2.51%, 8/20/08(b)	15,000	14,852,537
2.49%, 9/08/08(b)	7,415	7,332,941
2.49%, 9/10/08(b)	4,555	4,503,961

		34,224,066

Total Agency Obligations
(Cost $107,607,732)		107,607,732

Certificates of Deposit — 19.9%
Domestic — 2.2%
Chase Bank USA N.A.,
5.13%, 4/15/08	9,600	9,600,000
5.13%, 4/16/08	10,250	10,250,000
4.70%, 5/07/08	18,580	18,580,000

		38,430,000

Yankee — 17.7%
Banco Bilbao Vizcaya Argentaria S.A., New York,
5.06%, 4/02/08(c)(d)	6,305	6,305,001
2.45%, 4/21/08(c)(d)	15,000	15,000,000
3.80%, 4/22/08(c)(d)	10,000	10,000,000
2.80%, 6/16/08(c)(d)	10,000	10,000,000
2.56%, 6/25/08(c)(d)	24,500	24,500,000
Bank of Montreal, Chicago,
5.10%, 4/01/08(d)	6,140	6,140,000
4.87%, 6/02/08(d)	6,030	6,030,000
Bank of Scotland Plc, New York,
4.39%, 7/07/08(d)	5,000	5,000,000
3.07%, 7/31/08(d)	11,000	11,000,000
Banque Nationale de Paris, New York,
4.80%, 6/05/08(d)	19,125	19,125,000
2.91%, 8/19/08(d)	20,000	20,000,000
Barclays Bank Plc, New York,
4.60%, 4/03/08(d)	10,000	10,000,000
2.60%, 6/19/08(d)	10,000	10,000,000
Canadian Imperial Bank of Commerce, New York,
5.09%, 4/01/08(d)	17,435	17,435,000
4.87%, 6/10/08(d)	13,910	13,910,000
DEPFA Bank Plc, New York,
4.30%, 4/14/08(d)	20,000	20,000,000
Natixis, New York,
5.42%, 7/10/08(d)	5,170	5,175,327
Nordea Bank Finland Plc, New York,
4.91%, 6/23/08(d)	5,565	5,565,124
4.82%, 10/17/08(d)	18,675	18,675,985
Rabobank Nederland N.V., New York,
2.95%, 4/15/08(d)	8,000	8,000,000
Societe Generale, New York,
3.62%, 4/22/08(c)(d)	14,000	14,000,000
Svenska Handelsbanken AB, New York,
3.86%, 4/16/08(d)	10,000	10,000,041
Toronto Dominion Bank, New York,
4.86%, 5/30/08(d)	1,850	1,850,000
4.85%, 6/06/08(d)	14,240	14,240,000
2.57%, 6/20/08(d)	20,000	20,000,000
UBS AG, Stamford,
4.90%, 6/04/08(d)	4,745	4,745,000
Unicredito Italiano Bank, New York,
2.65%, 6/26/08(d)	9,000	9,000,000

		315,696,478

Total Certificates of Deposit
(Cost $354,126,478)		354,126,478

Portfolios Abbreviations

To simplify the listings of Portfolios holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AAC	Aid Anticipation Certificate
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BAN	Bond Anticipation Note
COP	Certificate of Participation
DN	Demand Note
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
GAN	Grant Anticipation Note
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
MB	Municipal Bond
MBIA	Municipal Bond Insurance Association
MERLOTS	Municipal Exempt Receipt-Liquidity
Optional Tender
PCRB	Pollution Control Revenue Bond
PUTTERS	Putable Tax-Exempt Receipt
RAN	Revenue Anticipation Note
RB	Revenue Bond
ROC	Reset Option Certificate
SBPA	Stand-by Bond Purchase Agreement
TAN	Tax Anticipation Note
TECP	Tax-Exampt Commercial Paper
TRAN	Tax & Revenue Anticipation Note

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (continued)	Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Paper — 54.0%
Asset Backed Securities — 32.8%
Amstel Funding Corp.,
3.07%, 5/09/08	$25,000	$24,918,986
Apreco LLC,
2.87%, 6/05/08	13,000	12,932,635
Atlantic Asset Securitization Corp.,
4.30%, 4/07/08	10,000	9,992,833
Atlantis One Funding Corp.,
3.13%, 4/21/08	5,000	4,991,305
3.22%, 4/29/08	25,000	24,937,389
3.10%, 5/05/08	53,386	53,229,698
3.11%, 6/04/08	4,860	4,833,130
Cafco LLC,
2.72%, 5/07/08	10,000	9,972,800
Cancara Asset Securitisation LLC,
3.10%, 4/14/08	10,000	9,988,806
Ciesco LLC,
3.16%, 5/28/08	28,000	27,859,907
2.80%, 6/05/08	27,000	26,863,500
CRC Funding LLC,
3.26%, 4/02/08	14,000	13,998,732
Galleon Capital LLC,
3.36%, 4/04/08	12,523	12,519,494
2.93%, 4/23/08	20,000	19,964,189
Liberty Street Funding LLC,
3.23%, 4/28/08	40,000	39,903,100
Long Lane Master Trust IV,
3.00%, 5/08/08	5,000	4,984,583
3.05%, 5/09/08	17,000	16,945,269
Nieuw Amsterdam Receivables Corp.,
3.25%, 4/01/08	60,000	60,000,000
4.45%, 4/03/08	9,589	9,586,629
Palisades CP Program,
3.60%, 4/03/08	5,700	5,698,860
Picaros Funding LLC,
2.87%, 6/12/08	30,877	30,699,766
Ranger Funding Co. LLC,
2.86%, 6/06/08	15,000	14,921,350
Regency Markets No. 1 LLC,
2.85%, 4/18/08	5,000	4,993,271
Thames Asset Global Securitization No. 1, Inc.,
3.90%, 4/04/08	9,042	9,039,061
3.85%, 4/18/08	28,635	28,582,940
3.25%, 4/28/08	28,788	28,717,829
3.14%, 5/07/08	10,000	9,968,600
3.10%, 5/15/08	7,000	6,973,478
Ticonderoga Funding LLC,
3.00%, 5/05/08	10,000	9,971,667
Versailles Commercial Paper LLC,
3.15%, 5/07/08	1,000	996,850
Victory Receivables Corp.,
3.00%, 4/24/08	22,000	21,957,833
Windmill Funding Corp.,
3.05%, 4/25/08	19,000	18,961,367
Yorktown Capital LLC,
3.15%, 5/09/08	5,000	4,983,375

		584,889,232

Banks — 19.2%
Banco Bilbao Vizcaya Argentaria S.A.,
2.80%, 6/27/08(c)	8,000	7,945,867
Banco Santander Puerto Rico,
2.57%, 5/19/08	27,958	27,862,197
Bank of America Corp.,
3.67%, 6/12/08	11,000	10,919,194
3.80%, 7/11/08	11,275	11,154,796
2.83%, 8/19/08	9,095	8,994,940
Citigroup Funding, Inc.,
4.73%, 5/02/08	7,830	7,798,108
Danske Corp.,
4.46%, 4/03/08	5,000	4,998,761
2.52%, 6/20/08	25,000	24,860,000
2.62%, 6/25/08	5,000	4,969,069
JPMorgan Chase & Co.,
4.97%, 4/01/08	10,000	10,000,000
2.86%, 7/07/08	21,500	21,334,319
Lloyds TSB Bank Plc,
2.90%, 6/03/08	6,539	6,505,814
Raiffeisen Zentralbank Osterreich AG,
4.06%, 4/02/08	13,100	13,098,523
3.20%, 4/23/08	65,000	64,872,889
3.14%, 5/01/08	5,000	4,986,917
Royal Bank of Scotland Plc,
4.79%, 5/21/08	6,000	5,960,083
San Paolo IMI U.S. Financial Co.,
2.64%, 6/27/08	29,127	28,941,170
Svenska Handelsbanken AB,
3.76%, 4/17/08	6,500	6,489,138
UBS Finance Delaware LLC,
3.94%, 4/11/08	10,000	9,989,055
2.56%, 6/09/08	10,148	10,098,207
Unicredito Italiano Bank, Ireland,
4.68%, 4/03/08	10,000	9,997,400
4.00%, 4/17/08	30,000	29,946,667
2.83%, 6/11/08	10,000	9,944,186

		341,667,300

Finance Services — 2.0%
General Electric Capital Corp.,
3.50%, 4/29/08	16,325	16,280,560
3.83%, 7/10/08	9,500	9,398,930
KBC Financial Products International Ltd.,
3.00%, 6/06/08	10,000	9,945,000

		35,624,490

Total Commercial Paper
(Cost $962,181,022)		962,181,022

Master Notes — 1.7%
Security Brokers & Dealers — 1.7%
Bank of America Securities LLC,
3.08%, 4/01/08
(Cost $30,250,000)	30,250	30,250,000

Variable Rate Obligations — 14.8%
Asset Backed Securities — 0.6%
Cullinan Finance Corp.,
2.58%, 6/25/08(a)(e)	10,235	10,234,762

Banks — 8.4%
Bank of Montreal, Chicago,
3.20%, 11/10/08(a)	15,885	15,885,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	13

Schedule of Investments (concluded)	Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Variable Rate Obligations (Continued)
Banks (Continued)
Deutsche Bank AG, New York,
2.81%, 1/21/09(a)	$12,265	$12,265,000
HBOS Treasury Services Plc,
2.67%, 6/24/08(a)	65,000	65,000,000
Park Street Properties I LLC Series 2004 DN (U.S. Bank N.A. LOC),
3.30%, 4/07/08(f)	445	445,000
Park Village (Bank One N.A. LOC),
2.26%, 4/07/08(c)(f)	6,655	6,655,000
Royal Bank of Scotland Plc,
2.76%, 9/26/08(a)	15,000	15,000,000
Wachovia Bank, N.A.,
4.75%, 2/04/09(a)	9,300	9,300,000
Westpac Banking Corp., New York,
3.00%, 10/10/08(a)	24,250	24,250,000

		148,800,000

Life Insurance — 4.2%
MetLife Global Funding I,
2.79%, 4/28/08(a)	15,000	15,000,000
Transamerica Occidental Life Insurance Co.,
3.29%, 5/01/09(a)(e)	60,000	60,000,000

		75,000,000

Municipal Bonds — 1.6%
Savannah College Georgia RB (Art & Design Project) Series 2004 DN (Bank of America N.A. LOC),
2.70%, 4/07/08(f)(g)	6,600	6,600,000
South Central Texas IDRB (Rohr Industries Project) Series 1990 DN (Bank One N.A. LOC),
2.85%, 4/07/08(f)(g)	14,800	14,800,000
Utah Telecommunication Open Infrastructure Agency Taxable Adjustable Rate Telecommunications RB Series 2004 DN (Bank of America N.A. LOC),
2.70%, 4/07/08(f)(g)	7,900	7,900,000

		29,300,000

Total Variable Rate Obligations
(Cost $263,334,762)		263,334,762

Promissory Note — 2.0%
Security Brokers & Dealers — 2.0%
The Goldman Sachs Group, Inc.,
2.65%, 8/22/08(a)(e)
(Cost $34,850,000)	34,850	34,850,000

Total Investments in Securities — 98.4%
(Cost $1,752,349,994*)		1,752,349,994
Other Assets in Excess of Liabilities — 1.6%		28,028,483

Net Assets — 100.0%		$1,780,378,477

*	Aggregate cost for federal income tax purposes.
(a)	Rate shown is as of report date and the date shown is the final maturity date.
(b)	Rate shown is the effective yield at the time of purchase.
(c)	Ratings reflect those of main branch.
(d)	Issuer is a U.S. branch of a foreign domiciled bank.
(e)	Illiquid security.
(f)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(g)	Ratings reflect those of guarantor.
•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	U.S. Treasury Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Repurchase Agreements — 99.9%
Credit Suisse Securities (USA) LLC,
0.40%, 4/01/08	$25,000	$25,000,000

(Agreement dated 3/24/08 to be repurchased at $25,002,222, collateralized by $21,625,000 U.S. Treasury Inflation Indexed Securities 2.38% to 3.88% due from 1/15/09 to 1/15/17. The value of the collateral is $25,504,088.)

Credit Suisse Securities (USA) LLC,
1.85%, 4/03/08	25,000	25,000,000
(Agreement dated 3/14/08 to be repurchased at $25,025,694, collateralized by $21,690,000 U.S. Treasury Inflation Indexed Securities 2.38% due 1/15/17. The value of the collateral is $25,503,471.)
Deutsche Bank Securities Inc.,
2.50%, 4/22/08	50,000	50,000,000
(Agreement dated 1/23/08 to be repurchased at $50,312,500, collateralized by $100,174,714 U.S. Treasury Strips due from 2/15/21 to 5/15/26. The value of the collateral is $51,000,000.)
Deutsche Bank Securities Inc.,
1.79%, 6/10/08	25,000	25,000,000
(Agreement dated 3/11/08 to be repurchased at $25,113,118, collateralized by $50,087,357 U.S. Treasury Strips due from 2/15/21 to 5/15/26. The value of the collateral is $25,500,000.)
Greenwich Capital Markets, Inc.,
1.35%, 4/01/08	75,000	75,000,000
(Agreement dated 3/31/08 to be repurchased at $75,002,813, collateralized by $76,620,000 U.S. Treasury Notes 2.50% due 3/31/13. The value of the collateral is $76,500,475.)
Greenwich Capital Markets, Inc.,
2.26%, 4/01/08	35,000	35,000,000
(Agreement dated 1/24/08 to be repurchased at $35,149,411, collateralized by $35,760,000 U.S. Treasury Notes 2.50% due 3/31/13. The value of the collateral is $35,704,215.)
Greenwich Capital Markets, Inc.,
1.40%, 7/25/08	25,000	25,000,000
(Agreement dated 3/18/08 to be repurchased at $25,125,417, collateralized by $25,540,000 U.S. Treasury Notes 2.50% due 3/31/13. The value of the collateral is $25,500,158.)
HSBC Securities (USA) Inc.,
1.45%, 4/01/08	50,000	50,000,000
(Agreement dated 3/31/08 to be repurchased at $50,002,014, collateralized by $35,380,000 U.S. Treasury Bonds 8.00% due 11/15/21. The value of the collateral is $51,000,832.)
JPMorgan Securities Inc.,
1.45%, 4/01/08	$100,000	$100,000,000
(Agreement dated 3/31/08 to be repurchased at $100,004,028, collateralized by $174,653,000 U.S. Treasury Strips due from 8/15/16 to 5/15/24. The value of the collateral is $102,002,617.)
Lehman Brothers Inc.,
1.40%, 4/01/08	15,000	15,000,000
(Agreement dated 3/31/08 to be repurchased at $15,000,583, collateralized by $12,395,000 U.S. Treasury Bonds 6.25% due 8/15/23. The value of the collateral is $15,301,958.)
Morgan Stanley & Co., Inc.,
1.35%, 4/01/08	50,132	50,132,000
(Agreement dated 3/31/08 to be repurchased at $50,133,880, collateralized by $101,868,000 U.S. Treasury Strips due 5/15/23. The value of the collateral is $51,134,680.)
UBS Securities LLC,
2.45%, 4/21/08	50,000	50,000,000
(Agreement dated 1/22/08 to be repurchased at $50,360,250, collateralized by $41,614,000 U.S. Treasury Bonds 7.13% to 11.75% due from 11/15/14 to 2/15/23. The value of the collateral is $51,001,600.)
UBS Securities LLC,
2.45%, 4/25/08	50,000	50,000,000
(Agreement dated 1/22/08 to be repurchased at $50,319,861, collateralized by $38,365,000 U.S. Treasury Bonds 7.13% due 2/15/23. The value of the collateral is $51,003,906.)
Total Repurchase Agreements — 99.9%

(Cost $575,132,000*)		575,132,000
Other Assets in Excess of Liabilities — 0.1%		511,921

Net Assets — 100.0%		$575,643,921

*	Aggregate cost for federal income tax purposes.
•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	15

Schedule of Investments March 31, 2008 (Unaudited)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds — 99.2%
Alabama — 1.2%
Alabama HFA Single Family Mortgage RB Series 2006H AMT DN (Bayerische Landesbank Girozentrale Guaranty),
2.47%, 4/07/08(a)	$345	$345,000
Alexander Industrial Board IDRB (Precision Millwork Project) Series 2000 AMT DN (Wachovia Bank N.A. LOC),
2.20%, 4/07/08(a)	865	865,000
Geneva County Health Care Authority RB Series 2001 DN (Wachovia Bank N.A. LOC),
2.20%, 4/07/08(a)	2,833	2,833,000

		4,043,000

Arizona — 3.3%
Revenue Bond Certificates (Tierra Antigua Project) Series 2006-1 AMT DN (AIG Retirement Services, Inc. Liquidity Facilities),
2.61%, 4/07/08(a)(b)	7,688	7,688,000
Scottsdale IDA RB (Scottsdale Health Care Project) Series 2006C DN (FSA Insurance, Citibank N.A. Liquidity Facility),
2.05%, 4/07/08(a)	3,200	3,200,000

		10,888,000

Arkansas — 0.6%
Little Rock Residential Housing & Public Facilities Board Capital Improvement RB (Park Systems Project) Series 2001 DN (Bank of America N.A. LOC),
2.31%, 4/07/08(a)	2,075	2,075,000
California — 3.1%
California GO Series 2007 RAN,
4.00%, 6/30/08	7,000	7,010,648
California PCRB Solid Waste Disposal RB (Republic Services, Inc. Project) Series 2003 AMT DN (Republic Services, Inc. Guaranty),
3.10%, 4/07/08(a)	3,000	3,000,000

		10,010,648

Colorado — 3.7%
Colorado Housing & Finance Authority RB Series 2001 DN (Landesbank Hessen-Thueringen Girozentrale SBPA),
2.10%, 4/07/08(a)	8,740	8,740,000
Revenue Bond Certificates (Sterling Park Apartments Project) Series 2006-6 AMT DN (AIG Retirement Services, Inc. Liquidity Facilities),
2.61%, 4/07/08(a)	1,808	1,808,000
Southglenn Metropolitan District RB Series 2007 DN (Banque Nationale de Paribas LOC),
2.26%, 4/07/08(a)	1,500	1,500,000

		12,048,000

Connecticut — 1.8%
Connecticut Health & Educational Facilities Authority RB (Yale University Project) Series 1997T-2 DN,
1.50%, 4/07/08(a)	6,000	6,000,000

Delaware — 0.6%
Delaware Economic Development Authority RB (St. Anne’s Episcopal School Project) Series 2001 DN (Wilmington Trust Co. LOC),
2.19%, 4/07/08(a)	1,935	1,935,000

Florida — 16.1%
Brevard County Health Facilities Authority RB (Health First, Inc. Project) Series 2003 DN (SunTrust Bank LOC),
1.25%, 4/01/08(a)	2,000	2,000,000
Dade County IDA PCRB (Florida Power & Light Co. Project) Series 1995 DN,
1.18%, 4/01/08(a)	2,500	2,500,000
Florida Housing Finance Corp. Multi-Family Mortgage RB Series 2006 ROC-RR-II-R-600CE AMT DN (Citigroup Financial Products Guaranty, Citigroup Financial Products Liquidity Facility),
2.35%, 4/07/08(a)(b)	1,000	1,000,000

Florida Housing Finance Corp. RB Series 2007 ROC-RR-II-R-11209 AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, Federal Home Loan Mortgage Corp. Insurance),

2.32%, 4/07/08(a)(b)	3,200	3,200,000
Gainesville Utilities System RB Series 2006A DN (SunTrust Bank SBPA),
1.25%, 4/07/08(a)	10,700	10,700,000
Greater Orlando Aviation Authority RB (Special Purpose Cessna Aircraft Project) Series 2001 AMT DN (Textron, Inc. Guaranty),
3.29%, 4/07/08(a)	3,000	3,000,000

Gulfstream Park Community Development District Special Assessment RB Municipal Trust Receipts Floaters Series 2008-2G DN (The Goldman Sachs Group, Inc. Guaranty, The Goldman Sachs Group, Inc. Liquidity Facility),

1.79%, 4/07/08(a)(b)	5,055	5,055,000
Highlands County Health Facilities Authority RB (Adventist Health System Project) Series 2007A-2 DN,
2.15%, 4/07/08(a)	2,300	2,300,000
Jacksonville Electric Authority RB (Electric Systems Project) Series 2001B DN (Bank of America N.A. SBPA),
1.30%, 4/01/08(a)	7,900	7,900,000
Jacksonville Health Facilities Authority Hospital RB (Baptist Medical Center Project) Series 2001 DN (Wachovia Bank N.A. LOC),
1.20%, 4/01/08(a)	4,950	4,950,000
Lee County IDRB (Raymond Building Supply Corp. Project) Series 1997 AMT DN (SunTrust Bank LOC),
2.36%, 4/07/08(a)	1,145	1,145,000
Miami-Dade County School District GO PUTTERS Series 2007-1783 DN (MBIA Insurance, JPMorgan Chase & Co. Liquidity Facility),
3.50%, 4/07/08(a)(b)	4,000	4,000,000
Sunrise Utility System RB Series 2008-518 DN (AMBAC Insurance, Deutsche Bank Guaranty, Deutsche Bank Liquidity Facility),
2.27%, 4/07/08(a)(b)	2,715	2,715,000

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (continued)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Florida (Continued)
Wauchula IDRB (Hardee County Center Project) Series 1993 DN (JPMorgan Chase Bank LOC),
2.22%, 4/07/08(a)	$2,275	$2,275,000

		52,740,000

Idaho — 0.3%
Idaho GO Series 2007 TAN,
4.50%, 6/30/08	1,100	1,102,007

Illinois — 6.3%
Harvard Multi-Family Housing RB (Northfield Court Project) Series 1999 AMT DN (Fifth Third Bank N.A. LOC),
2.32%, 4/07/08(a)	7,350	7,350,000
Illinois Development Finance Authority PCRB (Amoco Oil Co. Project) Series 1994 DN,
1.25%, 4/01/08(a)	700	700,000
Illinois Educational Facilities Authority RB Series 2007 1B-3 TECP (Dexia Bank LOC),
3.66%, 5/06/08	3,000	3,000,000
Illinois Housing Development Authority RB Series 2007H-2 AMT DN,
3.48%, 10/01/08(a)	520	520,000
Quad Cities Regional Economic Development Authority RB (Whitey’s Ice Cream Manufacturing Project) Series 1995 AMT DN (Bank One N.A. LOC),
3.60%, 4/07/08(a)	410	410,000
Rockford County RB (Fairhaven Christian Center Project) Series 2000 DN (JPMorgan Chase Bank LOC),
3.50%, 4/07/08(a)	1,100	1,100,000
Rockford County RB (Wesley Willows Obligation Project) Series 2007 DN (M & I Marshall & Ilsley LOC),
1.23%, 4/01/08(a)(b)	6,800	6,800,000
Roselle Village IDRB (Abrasive-Form, Inc. Project) Series 1995 AMT DN (Lasalle Bank N.A. LOC),
2.25%, 4/07/08(a)(c)	600	600,000

		20,480,000

Indiana — 2.3%
Elkhart County Industrial Hospital Authority RB (Oaklawn Center Project) Series 2006 DN (Charter One Bank, N.A. LOC),
2.26%, 4/07/08(a)	3,305	3,305,000
Hendricks County Industrial Redevelopment Commission Tax Increment RB (Heartland Crossing Project) Series 2000A DN (Huntington National Bank LOC),
2.60%, 4/07/08(a)	2,600	2,600,000
Indiana Bond Bank RB (Mid-Year Funding Program) Series 2007A RAN (Bank of New York LOC),
4.50%, 5/20/08	1,000	1,000,971
South Bend Economic Development Authority RB (SGW Realty LLC Project) Series 1998 DN (Fifth Third Bank N.A. LOC),
2.40%, 4/07/08(a)	600	600,000

		7,505,971

Iowa — 0.6%
Iowa GO Series 2007 TRAN,
4.00%, 6/30/08	1,000	1,001,813
Urbandale IDRB (Meredith Drive Assoc. Project) Series 1985 DN (Wells Fargo Bank N.A. LOC),
2.27%, 4/07/08(a)	1,000	1,000,000

		2,001,813

Kentucky — 0.5%
Newport Industrial Building RB (Newport Holdings Project) Series 2001A AMT DN (Huntington National Bank LOC),
2.53%, 4/07/08(a)	1,525	1,525,000

Louisiana — 1.5%
Lake Charles Harbor & Terminal District RB (Lake Charles Cogeneration Project) Series 2008 MB (Rabobank N.A. GIC),
2.25%, 3/15/09	2,000	2,000,000
Plaquemines Parish Environmental RB (BP Exploration & Oil, Inc. Project) Series 1995 AMT DN,
1.35%, 4/01/08(a)	2,800	2,800,000

		4,800,000

Maine — 0.3%
Maine School Administrative District No. 051 GO Series 2007 BAN,
3.75%, 12/30/08	1,000	1,004,694

Maryland — 2.6%
Baltimore County RB (Odyssey School Facility Project) Series 2001 DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	2,175	2,175,000
Baltimore County RB (St. Paul’s School for Girls Facility Project) Series 2000 DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	1,240	1,240,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 1999B DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	1,275	1,275,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 2001 DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	2,035	2,035,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 2002 DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	1,800	1,800,000

		8,525,000

Massachusetts — 0.4%
Massachusetts GO MERLOTS Trust Receipts Series 2002A-9 DN (FSA Insurance, Wachovia Bank N.A. SBPA),
2.30%, 4/07/08(a)(b)	1,480	1,480,000

Michigan — 4.9%
Detroit Economic Development Corp. RB (E.H. Assoc. Ltd. Project) Series 2002 DN (First Federal Bank of Northern Michigan LOC),
2.29%, 4/07/08(a)	2,765	2,765,000
Michigan Hospital Finance Authority RB (Ascension Health Credit Group Project) Series 1999B-2 DN,
1.95%, 4/07/08(a)	1,300	1,300,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	17

Schedule of Investments (continued)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Michigan (Continued)
Michigan Housing Development Authority Multi-Family Housing RB (Berrien Woods III Project) Series 2000A AMT DN (Citibank N.A. LOC),
2.15%, 4/07/08(a)	$300	$300,000
Michigan Municipal Bond Authority GO Series 2007B-2 RAN (Scotiabank LOC),
4.50%, 8/20/08	2,400	2,407,304
Michigan Strategic Fund Ltd. Obligation RB (Apollo Plating, Inc. Project) Series 2007 AMT DN (Fifth Third Bank N.A. LOC),
2.34%, 4/07/08(a)	1,680	1,680,000
Michigan Strategic Fund Ltd. Obligation RB (Horizons of Michigan Project) Series 2001 DN (Huntington National Bank LOC),
2.46%, 4/07/08(a)	1,255	1,255,000
Michigan Strategic Fund Ltd. Obligation RB (Surefil Properties LLC Project) Series 2006 AMT DN (Huntington National Bank LOC),
2.70%, 4/07/08(a)	4,300	4,300,000
Wayne State University RB Munitops Trust Certificates Series 2006-61 DN (AMBAC Insurance, Bank of America N.A. SBPA),
2.31%, 4/07/08(a)(b)	2,000	2,000,000

		16,007,304

Minnesota — 0.9%
Minnesota School District Tax & Aid Anticipation Borrowing Program COP Series 2007 AAC,
4.50%, 8/28/08	3,000	3,010,125

Missouri — 1.4%
Taney County IDRB (Keeter Heights Project) Series 2006 AMT DN (U.S. Bank N.A. LOC),
2.33%, 4/07/08(a)	4,500	4,500,000

New Jersey — 3.1%
New Jersey GO Series 2007 TRAN,
4.50%, 6/24/08	10,000	10,019,895

New Mexico — 2.1%
New Mexico GO Series 2007 TRAN,
3.75%, 6/30/08	7,000	7,012,036

New York — 6.6%
New York City GO Series 2005E-3 DN (Bank of America N.A. LOC),
2.07%, 4/07/08(a)	1,400	1,400,000
New York City GO Series 2006I-6 DN (CALSTRS LOC),
1.05%, 4/01/08(a)	2,900	2,900,000
New York City Municipal Water Finance Authority Water & Sewer System RB (Second General Resolution Project) Series 2005AA-1 DN (State Street Bank & Trust Co. & CALSTERS SBPA),
1.05%, 4/01/08(a)	6,000	6,000,000
New York City Municipal Water Finance Authority Water & Sewer System RB (Second General Resolution Project) Series 2007-2008BB-1 DN (Fortis Bank SBPA),
1.25%, 4/01/08(a)	100	100,000
New York City Transitional Finance Authority RB (Future Tax Secured Project) Series 1998A-1 DN (WestLB AG SBPA),
2.05%, 4/07/08(a)	200	200,000
New York City Transitional Finance Authority RB (New York City Recovery Project) Series 2002-3B DN (Citigroup Global Markets Holdings, Inc. SBPA),
1.36%, 4/01/08(a)	7,100	7,100,000
New York City Transitional Finance Authority RB Series 2002-2A DN (Dexia Credit Local Liquidity Facility),
1.15%, 4/01/08(a)	900	900,000
New York Mortgage Agency RB (Homeowner Mortgage Project) Series 2006-135 AMT DN (Dexia Credit Local SBPA),
1.25%, 4/01/08(a)	2,000	2,000,000
Rockland County IDRB (Northern River Assisted Living Project) Series 1999 DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	1,065	1,065,000

		21,665,000

North Carolina — 5.7%
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (Bank of America N.A. SBPA),
2.24%, 4/07/08(a)(b)	4,000	4,000,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility),
2.21%, 4/07/08(a)(b)	300	300,000
Guilford County Industrial Facilities PCRB (Recreational Facilities-YMCA Project) Series 2002 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(a)	1,550	1,550,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(a)	3,160	3,160,000
North Carolina Capital Facilities Finance Agency RB Municipal Trust Receipts Floaters Series 2007-1895 DN (Morgan Stanley Group Liquidity Facility),
2.16%, 4/07/08(a)(b)	546	546,500
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1991B DN,
1.60%, 4/07/08(a)	3,000	3,000,000
North Carolina GO Series 2003A-23 MB (Wachovia Bank N.A. SBPA),
2.00%, 2/09/09(b)	300	300,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROC-RR-II- R-10313 DN (Citigroup Financial Products Liquidity Facility),
2.31%, 4/07/08(a)(b)	4,300	4,300,000
University of North Carolina at Chapel Hill RB Munitops Trust Certificates Series 2005-52 DN (Bank of America N.A. SBPA),
2.24%, 4/07/08(a)(b)	1,400	1,400,000

		18,556,500

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (continued)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Ohio — 1.5%
American Municipal Power, Inc. GO (Cleveland Public Power Project) Series 2007 BAN,
3.78%, 8/14/08	$265	$265,000
Butler Hospital Facilities RB (Ucpha, Inc. Project) Series 2004 DN (Huntington Capital LOC),
2.55%, 4/07/08(a)	1,400	1,400,000
Dover GO (Municipal Electric Systems Improvements Project) Series 2007 BAN,
4.25%, 6/05/08	100	100,090
Franklin County Health Care Facilities RB (Worthington Christian Project) Series 2007 DN (Huntington National Bank LOC),
2.60%, 4/07/08(a)	1,620	1,620,000
Mason GO (Downtown Improvements Project) Series 2007 BAN,
4.50%, 6/04/08	315	315,425
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC),
2.29%, 4/07/08(a)	1,205	1,205,000

		4,905,515

Oklahoma — 0.3%
Oklahoma Development Finance Authority GO (ConocoPhillips Co. Project) Series 2003 AMT DN,
2.35%, 4/07/08(a)	1,000	1,000,000

Pennsylvania — 2.9%
Butler County IDRB (Concordia Lutheran Project) Series 2000C DN (Bank of America N.A. LOC),
2.10%, 4/07/08(a)	2,000	2,000,000
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN,
2.60%, 4/07/08(a)	2,500	2,500,000
Pennsylvania Economic Development Financing Authority RB UBS Municipal Certificates Floaters Series 2007-07-15 DN (Landebank Hessen-Thruingen Girozentrale Liquidity Facility),
2.26%, 4/07/08(a)(b)	2,975	2,975,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006-92B AMT DN (Landesbank Hessen-Thueringen Girozentrale SBPA),
2.25%, 4/07/08(a)	400	400,000
Philadelphia Authority IDRB (Gift of Life Donor Program Project) Series 2003 DN (Commerce Bank N.A. LOC),
2.24%, 4/07/08(a)	965	965,000
Upper Merion General Authority Lease RB Series 2003 DN (Commerce Bank N.A. LOC),
2.24%, 4/07/08(a)	500	500,000

		9,340,000

South Carolina — 0.5%
Greenwood County Exempt Facility IDRB (FUJIFILM Photo Project) Series 2004 AMT DN (FUJIFILM Corp. Guaranty),
2.38%, 4/07/08(a)	1,500	1,500,000
Tennessee — 2.9%
Municipal Energy Acquistion Corp. of Tennessee Gas RB PUTTERS Series 2006-1578 DN (JPMorgan Chase Liquidity Facility),
2.29%, 4/07/08(a)(b)	5,425	5,425,000
Tennergy Corp. Gas RB BNP Paribas STARS Certificates Trust Series 2006-001 DN (BNP Paribas Liquidity Facility),
2.29%, 4/07/08(a)(b)	2,000	2,000,000
Tennergy Corp. Gas RB PUTTERS Series 2006-1258Q DN (JPMorgan Chase & Co. Liquidity Facility),
2.29%, 4/07/08(a)(b)	2,000	2,000,000

		9,425,000

Texas — 15.6%
Dallas ISD Building GO Munitops Trust Certificates Series 2006-8 DN (PSF Guaranty, Bank of America N.A. SBPA),
2.23%, 4/07/08(a)(b)	3,000	3,000,000
Harris County RB (Toll Road Unlimited Tax & Subordinate Lien Revenue Refunding Bonds Project) Series 2003 MB,
5.00%, 8/01/08	400	404,821
Houston Higher Education Finance Corp. RB Municipal Trust Receipts Floaters Series 2007-1914 DN (Morgan Stanley Group LOC),
2.16%, 4/07/08(a)(b)	707	707,000
Houston ISD GO (Schoolhouse Project) Series 2004 MB (PSF Guaranty, Bank of America N.A. SBPA),
3.75%, 6/16/08	2,000	2,000,000
Houston Water & Sewer System RB Municipal Trust Receipts Floaters Series 2007-2043 DN (Branch Banking & Trust Co. Liquidity Facility),
2.29%, 4/07/08(a)(b)	1,380	1,380,000
Hutto ISD GO Series 2007-1001 DN (PSF Guaranty, Bank of New York SBPA),
2.27%, 4/07/08(a)(b)	1,000	1,000,000
Lower Colorado River Authority RB MERLOTS Trust Receipts Series 2000 DN (FSA Insurance, Wachovia Bank N.A. SBPA),
2.30%, 4/07/08(a)(b)	3,385	3,385,000
North Texas Tollway Authority GO Series 2007 BAN,
4.12%, 11/19/08	10,000	10,001,752
Nueces River IDA Series 1984 TECP (National Rural Utilities Co-op Guaranty),
2.75%, 4/09/08	5,000	5,000,000
Red River Education Finance RB (Texas Christian University Project) Series 2000 DN,
2.18%, 4/07/08(a)	1,300	1,300,000
Texas GO Series 2007 TRAN,
4.50%, 8/28/08	15,000	15,048,131
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 ROC-RR-II-R-10014 DN (Dexia Credit Local Liquidity Facility),
2.31%, 4/07/08(a)(b)	2,100	2,100,000
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 ROC-RR-II-R-10015 DN (Landesbank Hessen-Thueringen Girozentrale Liquidity Facility),
2.31%, 4/07/08(a)(b)	1,100	1,100,000
Texas Public Finance Authority RB Series 2003A MB (FSA Insurance),
5.00%, 4/07/08	2,500	2,506,025

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	19

Schedule of Investments (concluded)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Texas (Continued)
University of Texas Financing System RB Series 2007B DN (University of Texas System Board Liquidity Facility),
1.95%, 4/07/08(a)	$2,000	$2,000,000

		50,932,729

Virginia — 1.2%
Norfolk Redevelopment & Housing Authority Multi-Family Housing RB (Residential Rental Project) Series 2003 AMT DN (SunTrust Bank LOC),
2.29%, 4/07/08(a)	1,920	1,920,000
Virginia College Building Authority Educational Facilities RB Series 2003-379 DN (JPMorgan Chase & Co. LOC),
2.29%, 4/07/08(a)(b)	1,865	1,865,000

		3,785,000

Washington — 1.2%
Washington Economic Development Finance Authority RB Series 2006-1531 DN (Morgan Stanley Group LOC),
2.21%, 4/07/08(a)(b)	1,334	1,334,500
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007A DN (KeyBank N.A. LOC),
2.25%, 4/07/08(a)	1,000	1,000,000
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007B DN (KeyBank N.A. LOC),
2.11%, 4/07/08(a)	1,200	1,200,000
Yakima County Public Corp. RB (Michelsen Packaging Co. Project) Series 2000 AMT DN (Bank of America N.A. LOC),
2.25%, 4/07/08(a)	315	315,000

		3,849,500

West Virginia — 1.0%
Kanawha County RB (Bible Center Church Project) Series 2006 DN (Huntington National Bank LOC),
2.60%, 4/07/08(a)	3,200	3,200,000

Wisconsin — 1.6%
Amery IDRB (Plastech Corp. Project) Series 1997 AMT DN (U.S. Bank N.A. LOC),
2.49%, 4/07/08(a)	2,000	2,000,000
Mequon IDRB (Johnson Level GRW Investment Project) Series 1995 AMT DN (Bank One N.A. LOC),
3.60%, 4/07/08(a)	355	355,000
Sheboygan Falls IDRB (HTT, Inc. Project) Series 2007A AMT DN (U.S. Bank N.A. LOC),
2.32%, 4/07/08(a)	1,890	1,890,000
Wisconsin GO Series 2007 MB,
4.50%, 6/16/08	1,100	1,101,674

		5,346,674

Wyoming — 0.6%
Campbell County IDRB (Two Elk Partners Project) Series 2007 MB (Royal Bank of Canada GIC),
3.65%, 11/28/08	2,000	2,000,000

Total Investments in Securities — 99.2%
(Cost $324,219,411*)		324,219,411
Other Assets in Excess of Liabilities — 0.8%		2,695,088

Net Assets — 100.0%		$326,914,499

*	Aggregate cost for federal income tax purposes.
(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Restricted security as to resale. As of report date the Portfolio held 0.2% of its net assets, with a current market value of $600,000 and an original cost of $600,000 in these securities.
•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Golden State Tobacco Settlement Securitization Corp. RB P-Float Trust Receipts Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	$1,330,000	—	$4,934

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Municipal Securities Pool Trust Receipts RB Series 2004-18 DN (Multiple Insurers, Societe Generale Group SBPA)	—	$975,000	—	$11,982

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds — 88.1%
New Jersey — 88.1%
Alexandria Township GO Series 2007 BAN,
4.00%, 12/17/08	$200	$201,198
Camden County Improvement Authority RB (Harvest Village Project) Series 1999A DN (JPMorgan Chase Bank LOC),
2.99%, 4/01/08(a)	9,600	9,600,000
Chester Township Board of Education GO Series 2007 GAN,
4.12%, 8/15/08	515	515,654
Cinton GO Series 2008 BAN,
3.25%, 1/23/09	300	301,089
Cranford Township GO Series 2008 BAN,
2.25%, 2/04/09	500	500,865
Demarest School District GO Series 2007 TAN,
4.00%, 7/11/08	295	295,157
Dennis Township GO Series 2008 BAN,
2.25%, 3/20/09	100	100,246
East Brunswick Township GO Series 2008 BAN,
3.50%, 1/09/09	1,805	1,811,900
East Windsor Township GO Series 2007 BAN,
3.75%, 11/28/08	1,300	1,303,305
Edgewater GO Series 2007 BAN,
4.00%, 6/13/08	395	395,189
Elmwood Park GO Series 2007 TAN,
3.75%, 11/14/08	950	952,565
Essex County Utilities Authority GO Series 2007 MB,
3.75%, 11/14/08	750	751,796
Evesham Township GO Series 2007 BAN,
4.12%, 8/08/08	605	605,729
Haddon Heights GO Series 2008A BAN,
2.10%, 8/08/08	150	150,089
Hamilton Township GO Series 2008 BAN,
2.00%, 2/06/09	300	300,399
Hammonton GO Series 2008 BAN,
3.50%, 1/09/09	1,100	1,105,041
Highlands GO Series 2008 BAN,
3.12%, 1/29/09	400	401,660
Hillsborough Township GO Series 2007 BAN,
3.75%, 12/12/08	140	140,615
Howell Township GO Series 2007B BAN,
4.00%, 9/16/08	705	705,840
Hudson County Improvement Authority RB (Essential Purpose Pooled Government Project) Series 1986 DN (Bank of New York LOC),
2.05%, 4/07/08(a)	6,320	6,320,000
Keyport GO Series 2007 BAN,
4.12%, 8/08/08	980	981,146
Lakewood Township GO Series 2007 BAN,
4.25%, 7/11/08	250	250,299
Leonia GO Series 2008 BAN,
2.50%, 2/27/09	400	401,764
Long Beach Township GO Series 2007A BAN,
3.50%, 12/18/08	160	160,453
Lower Township GO Series 2007 BAN,
4.00%, 5/30/08	430	430,187
Lower Township GO Series 2008 BAN,
2.00%, 4/03/09	400	400,980
Lyndhurst Township GO Series 2008 BAN,
2.00%, 5/09/08	200	200,033
Manasquan Township GO Series 2008 BAN,
2.50%, 1/30/09	200	200,505
Maple Shade Township GO Series 2007 BAN,
4.00%, 8/01/08	560	560,413
Maywood GO Series 2008 BAN,
2.50%, 3/20/09	200	200,967
Mercer County GO Series 2007B BAN,
3.50%, 6/13/08	750	750,809
Mercer County Improvement Authority RB (Atlantic Foundation Project) Series 1998 DN (MBIA Insurance, Bank of America N.A. LOC),
2.43%, 4/07/08(a)	12,460	12,460,000
Middlesex County GO Series 2007 BAN,
4.00%, 5/23/08	475	475,195
Montville Township GO Series 2007 BAN,
4.00%, 5/23/08	487	487,264
New Jersey Economic Development Authority Multi-Mode IDRB (V&S Amboy Galvanizing LLC Project) Series 1999 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	1,510	1,510,000
New Jersey Economic Development Authority RB (Applewood Estates Project) Series 2005 DN (Commerce Bank N.A. LOC),
2.05%, 4/07/08(a)	3,650	3,650,000
New Jersey Economic Development Authority RB (Cedar Crest Village, Inc. Project) Series 2006B DN (Sovereign Bank LOC, Bank of New York LOC),
1.97%, 4/07/08(a)	8,200	8,200,000
New Jersey Economic Development Authority RB (Frisch School Project) Series 2006 DN (Princeton University Guaranty, Kredietbank N.V. LOC, Sovereign Bank LOC),
1.95%, 4/07/08(a)	1,550	1,550,000
New Jersey Economic Development Authority RB (Hamilton Industrial Development Project) Series 1998 DN (Wachovia Bank N.A. LOC),
2.18%, 4/07/08(a)	1,340	1,340,000
New Jersey Economic Development Authority RB (J. James Realty Co. Project) Series 1998 AMT DN (Wachovia Bank N.A. LOC),
2.18%, 4/07/08(a)	390	390,000
New Jersey Economic Development Authority RB (Jacea LLC Project) Series 2004 DN (Wachovia Bank N.A. LOC),
2.18%, 4/07/08(a)	3,190	3,190,000
New Jersey Economic Development Authority RB (Jewish Family Service Project) Series 2002 DN (Wachovia Bank N.A. LOC),
2.13%, 4/07/08(a)	660	660,000
New Jersey Economic Development Authority RB (Lawrenceville School Project) Series 1996B DN (JPMorgan Chase Bank SBPA),
0.80%, 4/01/08(a)	1,000	1,000,000
New Jersey Economic Development Authority RB (Morris Museum Project) Series 2006 DN (JPMorgan Chase Bank LOC),
1.97%, 4/07/08(a)	3,300	3,300,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2000 AMT DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	2,650	2,650,000
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	21

Schedule of Investments (continued)	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
New Jersey (Continued)
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	$1,025	$1,025,000
New Jersey Economic Development Authority RB (Paddock Realty LLC Project) Series 2006 AMT DN (Wells Fargo Bank N.A. LOC),
2.41%, 4/07/08(a)	1,300	1,300,000
New Jersey Economic Development Authority RB (Pennington Montessori School Project) Series 1998 DN (Wachovia Bank N.A. LOC),
2.18%, 4/07/08(a)	1,045	1,045,000
New Jersey Economic Development Authority RB (Presbyterian Homes Project) Series 2006 DN (Commerce Bank LOC),
2.21%, 4/07/08(a)	1,400	1,400,000
New Jersey Economic Development Authority RB (Princeton Montessori Society Project) Series 2008 DN (Sovereign Bank LOC),
2.30%, 4/07/08(a)	2,000	2,000,000

New Jersey Economic Development Authority RB (School Facilities Project) Municipal Trust Receipts Floaters Series 2007-2420 DN (Morgan Stanley Municipal Funding Liquidity Facility, Morgan Stanley Municpal Funding Guaranty),

2.31%, 4/07/08(a)(b)	780	780,500

New Jersey Economic Development Authority RB (School Facilities Project) Municipal Trust Receipts Floaters Series 2008-2421 DN (Morgan Stanley Municipal Funding Liquidity Facility, Morgan Stanley Municpal Funding Guaranty),

2.31%, 4/07/08(a)(b)	1,080	1,079,500
New Jersey Economic Development Authority RB (Stuart Country Day School Project) Series 2002 DN (Allied Irish Bank Plc LOC),
2.10%, 4/07/08(a)	1,640	1,640,000
New Jersey Economic Development Authority RB MERLOTS Trust Receipts Series 2007D-41 DN (FSA Insurance, Wachovia Bank N.A. SBPA),
2.30%, 4/07/08(a)(b)	5,990	5,990,000
New Jersey Economic Development Authority RB P-Float Trust Receipts Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thueringen Girozentrale SBPA),
2.21%, 4/07/08(a)(b)(c)	6,795	6,795,000
New Jersey Economic Development Authority RB Series 2004 ROC-RR-II-R-309 DN (Assured Guaranty Ltd. Insurance, Citibank N.A. Liquidity Facility),
2.27%, 4/07/08(a)(b)	5,565	5,565,000
New Jersey Economic Development Authority Thermal Energy Facilities RB (Marina Energy LLC Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC),
2.20%, 4/07/08(a)	1,100	1,100,000
New Jersey Economic Development Authority Thermal Energy Facilities RB (Thermal Energy LP Project) Series 1995 AMT DN (Bank One N.A. LOC),
2.20%, 4/07/08(a)	500	500,000
New Jersey Environmental Infrastructure Trust RB Series 2004-585 AMT DN (JPMorgan Chase Bank Liquidity Facility),
2.39%, 4/07/08(a)(b)	3,965	3,965,000
New Jersey GO Series 2007 TRAN,
4.50%, 6/24/08	6,000	6,011,937
New Jersey Health Care Facilities Financing Authority RB (Hospital Capital Asset Financing Project) Series 1985A DN (Wachovia Bank N.A. LOC),
2.05%, 4/07/08(a)	1,175	1,175,000
New Jersey Health Care Facilities Financing Authority RB (Meridian Health System Project) Series 2003B DN (Fleet National Bank LOC),
2.15%, 4/07/08(a)	4,700	4,700,000
New Jersey Health Care Facilities Financing Authority RB (South Jersey Hospital Systems Project) Series 2004A-4 DN (Wachovia Bank N.A. LOC),
2.18%, 4/07/08(a)	700	700,000
New Jersey Health Care Facilities Financing Authority RB (Virtua Health Project) Series 2004 DN (Wachovia Bank N.A. LOC),
2.03%, 4/07/08(a)	1,880	1,880,000
New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts (Bayonnne Hospital Project) Series 2005L-26UD DN (FSA Insurance, Lehman Liquidity Co. Liquidity Facility),
1.85%, 4/07/08(a)(b)	4,000	4,000,000
New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts (JFK Health System Obligation Group Project) Series 2008-2397 DN (Morgan Stanley Municipal Funding Liquidity Facility),
2.31%, 4/07/08(a)(b)	870	870,000
New Jersey Housing & Mortgage Finance Agency RB (Multi-Family Housing Project) Series 2002D DN (FSA Insurance, Lehman SBPA),
1.98%, 4/07/08(a)(b)	200	200,000
New Jersey Housing & Mortgage Finance Agency RB (Single Family Housing Project) Series 2005O AMT DN (Dexia Credit Local LOC),
1.88%, 4/07/08(a)	500	500,000
New Jersey Sports & Exposition Authority State Contract RB Series 1992C DN (MBIA Insurance, Credit Suisse SBPA),
3.25%, 4/07/08(a)	1,085	1,085,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Series 2006 ROC-RR-II-R-684Z DN (AMBAC Insurance, Citibank N.A. Liquidity Facility),
2.79%, 4/07/08(a)(b)	590	590,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB Series 2007DB-447 DN (FSA Insurance, AMBAC Insurance, Deutsche Bank Liquidity Facility),
2.28%, 4/07/08(a)(b)	3,750	3,750,000

New Jersey Transportation Trust Fund Authority RB Municipal Trust Receipts Floaters Series 2004-963D DN (FGIC Insurance, Transamerica Life Insurance Co. Guaranty, Morgan Stanley Municipal Funding Liquidity Facility),

2.31%, 4/07/08(a)(b)	5,100	5,100,000
New Jersey Transportation Trust Fund Authority RB PUTTERS Series 2001-241 DN (FSA Insurance, JPMorgan Chase & Co. Liquidity Facility),
2.29%, 4/07/08(a)(b)	1,545	1,545,000

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (continued)	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
New Jersey (Continued)
New Jersey Turnpike Authority RB Municipal Trust Receipts Floaters Series 2005-K9D DN (FSA Insurance, Lehman Liquidity Co. Liquidity Facility),
1.93%, 4/07/08(a)(b)	$1,300	$1,300,000
New Jersey Turnpike Authority RB Series 2003C-1 DN (FSA Insurance, WestLB AG SBPA),
1.75%, 4/07/08(a)	3,100	3,100,000
New Jersey Turnpike Authority RB Series 2006 DN (FSA Insurance, Dexia Credit Local SBPA),
1.75%, 4/07/08(a)	1,600	1,600,000
New Milford GO Series 2008 BAN,
2.25%, 1/30/09	200	200,342
New Providence GO Series 2008 BAN,
2.50%, 2/20/09	100	100,605
Newark Housing Authority Port Newark Marine Terminal Additional Rent-Backed RB Municipal Trust Receipts Floaters (Newark Redevelopment Project) Series 2007-2044 DN (MBIA Insurance),
2.27%, 4/07/08(a)(b)	555	555,000
North Wildwood GO Series 2007 BAN,
3.75%, 12/12/08	1,100	1,104,531
Northvale GO Series 2008 BAN,
2.50%, 2/20/09	100	100,605
Oakland GO Series 2008 BAN,
2.25%, 2/11/09	100	100,270
2.50%, 2/11/09	500	502,998
Park Ridge GO Series 2008 BAN,
2.00%, 2/06/09	200	200,149
Pascack Valley Regional High School District GO
Series 2008 TAN,
2.00%, 2/06/09	200	200,150
Pennsauken Township GO Series 2007A BAN,
4.00%, 9/10/08	1,220	1,221,559
Pilesgrove Township GO Series 2007 BAN,
4.00%, 8/28/08	1,100	1,100,647
Port Authority of New York & New Jersey RB Eagle Trust Receipts Series 2006A-107 AMT DN (Landesbank Hessen-Thuringen Girozentrale Liquidity Facility),
2.31%, 4/07/08(a)(b)	2,000	2,000,000
Port Authority of New York & New Jersey RB Series 2006-1546 DN (JPMorgan Chase Bank Liquidity Facility),
2.29%, 4/07/08(a)(b)	1,300	1,300,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1994-2 DN (JPMorgan Chase & Co. SBPA),
0.98%, 4/01/08(a)	700	700,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1996-4 AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
1.09%, 4/01/08(a)	600	600,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1997-1R AMT DN (Bayerische Landesbank Gironzentrale SBPA),
1.25%, 4/01/08(a)	3,000	3,000,000
Port Authority of New York & New Jersey TECP,
1.50%, 4/03/08	2,000	2,000,000
1.60%, 4/03/08	2,000	2,000,000
1.65%, 6/05/08	3,000	3,000,000
Rahway GO Series 2007 BAN,
4.25%, 6/24/08	310	310,294
Ringwood Borough GO Series 2007 BAN,
3.75%, 11/07/08	800	801,813
Rutherford Borough GO Series 2007 BAN,
3.50%, 7/01/08	300	300,301
4.00%, 7/17/08	685	685,423
Salem County Pollution Control Financing Authority RB (Atlantic City Electric Co. Project) Series 1997B AMT DN (MBIA Insurance, Bank of New York LOC),
2.25%, 4/07/08(a)	1,390	1,390,000
South Bound Brook GO Series 2007 BAN,
4.00%, 8/22/08	395	395,401
Summit GO Series 2007 BAN,
3.75%, 12/12/08	530	532,038
Tinton Falls GO Series 2008 BAN,
3.12%, 1/23/09	150	150,635
Tuckerton GO Series 2007 BAN,
4.00%, 6/20/08	546	546,252
Union Township GO Series 2008 BAN,
3.50%, 1/09/09	650	652,978
Waldwick GO Series 2007 BAN,
4.00%, 6/20/08	470	470,208
Washington Township GO Series 2007 BAN,
4.00%, 10/24/08	1,039	1,041,879
3.25%, 12/26/08	350	350,547
Westfield GO Series 2007 BAN,
4.00%, 7/18/08	775	776,091
Woodbury School District GO Series 2007 GAN,
4.00%, 12/04/08	600	602,385

Total Investments in Securities — 88.1%
(Cost $173,143,390*)		173,143,390
Other Assets in Excess of Liabilities — 11.9%		23,345,694

Net Assets — 100.0%		$196,489,084

*	Aggregate cost for federal income tax purposes.
(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	23

Schedule of Investments (concluded)	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
New Jersey Economic Development Authority RB P-Float Trust Receipts Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)	—	—	—	$102,491
New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA)	—	$7,415,000	—	$27,616
Port Authority of New York & New Jersey RB P-Float Trust Receipts Series 2004-056 DN (FGIC Insurance, Banque Nationale de Paribas SBPA)	—	$7,855,000	—	$88,829

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	North Carolina Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds — 99.7%
North Carolina — 96.4%
Cabarrus County Installment Financing Contract COP Series 2003 ROC-RR-II-4520 DN (AMBAC Insurance, Citigroup Financial Products Liquidity Facility),
2.39%, 4/07/08(a)(b)	$900	$900,000
Carrboro GO Series 2007 BAN,
3.75%, 8/27/08	715	715,789
Charlotte Airport RB Series 1999D DN (MBIA Insurance, Bank of America N.A. SBPA),
2.65%, 4/01/08(b)	2,000	2,000,000
Charlotte COP (Transit Projects Phase II Project) Series 2005F DN (Depfa Bank Plc SBPA),
2.05%, 4/07/08(b)	2,665	2,665,000
Charlotte GO Series 2007 DN (KBC Bank N.V. SBPA),
2.10%, 4/07/08(b)	400	400,000
Charlotte Water & Sewer System GO Series 2007 TECP,
3.05%, 7/22/08	3,500	3,500,000
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (Bank of America N.A. SBPA),
2.24%, 4/07/08(a)(b)	2,000	2,000,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2006-1388 DN (Morgan Stanley Group Liquidity Facility),
2.21%, 4/07/08(a)(b)	2,900	2,900,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2007F DN (FSA Insurance, Dexia Credit Local SBPA),
2.10%, 4/01/08(b)	920	920,000
East Moore Water District GO Series 2007 BAN,
4.25%, 4/02/08	2,100	2,100,023
Fayetteville Public Works Commission RB Series 2003A DN (FSA Insurance, Dexia Credit Local SBPA),
2.05%, 4/07/08(b)	1,400	1,400,000
Fayetteville Public Works Commission RB Series 2003 DN (FSA Insurance, Dexia Credit Local SBPA),
2.05%, 4/07/08(b)	2,440	2,440,000
Guilford County GO Series 2005B DN (Wachovia Bank N.A. SBPA),
2.10%, 4/07/08(b)	600	600,000
Mecklenburg County COP Series 2006 DN (DEPFA Bank Plc SBPA),
2.08%, 4/07/08(b)	500	500,000
Mecklenburg County COP Series 2008A DN (SunTrust Bank SBPA),
2.25%, 4/07/08(b)	5,000	5,000,000
Mecklenburg County GO Series 1996C DN (Bank of America N.A. LOC),
2.08%, 4/07/08(b)	2,200	2,200,000
Mecklenburg County GO Series 2005B DN (Wachovia Bank N.A. SBPA),
2.08%, 4/07/08(b)	515	515,000
Mecklenburg County GO Series 2006A DN (DEPFA Bank Plc SBPA),
2.08%, 4/07/08(b)	590	590,000
New Hanover County COP Series 2007 DN (DEFPA Bank Plc SBPA),
2.08%, 4/07/08(b)	1,300	1,300,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	790	790,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (Megellan Charter School Project) Series 2007 DN (Wachovia Bank N.A. LOC),
2.15%, 4/07/08(b)	1,300	1,300,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (The Downtown Middle School Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	1,150	1,150,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC),
2.10%, 4/07/08(b)	3,515	3,515,000
North Carolina Capital Facilities Finance Agency RB Eagle Trust Receipts Series 2006A DN (Citibank N.A. Liquidity Facility),
2.25%, 4/07/08(a)(b)	1,000	1,000,000
North Carolina Capital Facilities Finance Agency RB Municipal Trust Receipts Floaters Series 2007-1894 DN (Morgan Stanley Group Liquidity Facility),
2.16%, 4/07/08(a)(b)	106	106,000
North Carolina Capital Facilities TECP,
2.25%, 5/01/08	1,000	1,000,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1991B DN,
1.60%, 4/07/08(b)	9,900	9,900,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1992A DN,
1.60%, 4/07/08(b)	1,200	1,200,000
North Carolina GO MERLOTS Trust Receipts Series 2008C-04 DN (Wachovia Bank N.A. LOC),
2.05%, 4/07/08(a)(b)	1,400	1,400,000
North Carolina GO Series 2003A-23 MB (Wachovia Bank N.A. SBPA),
2.00%, 2/09/09(a)(b)	800	800,000
North Carolina HFA RB (Home Ownership Project) Series 2003-17-C AMT DN (Bank of America N.A. Liquidity Facility),
2.30%, 4/07/08(b)	350	350,000
North Carolina Medical Care Commission Health Care Facilities RB (Duke University Health System Project) Series 2005A DN,
2.07%, 4/07/08(b)	1,650	1,650,000
North Carolina Medical Care Commission Health Care Facilities RB (Duke University Health System Project) Series 2005B DN,
2.07%, 4/07/08(b)	700	700,000
North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Group Project) Series 2004A DN (JPMorgan Chase Bank SBPA),
2.08%, 4/07/08(b)	1,600	1,600,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	25

Schedule of Investments (concluded)	North Carolina Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
North Carolina (Continued)
North Carolina Medical Care Commission Health Care Facilities RB (Novant Health Group Project) Series 2004B DN (Morgan Stanley Guaranty Trust LOC),
1.80%, 4/07/08(b)	$2,900	$2,900,000
North Carolina Medical Care Commission Health Care Facilities RB (Watauga Medical Center Project) Series 2005 DN (Wachovia Bank N.A. LOC),
2.10%, 4/07/08(b)	1,000	1,000,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROC-RR-II- R-10313 DN (Citigroup Financial Products Liquidity Facility),
2.31%, 4/07/08(a)(b)	3,700	3,700,000
North Carolina Medical Care Commission Hospital RB (Aces-Pooled Equipment Financing Project) Series 1985 DN (MBIA Insurance, KBC Bank N.V. SBPA),
3.50%, 4/07/08(b)	500	500,000
North Carolina Medical Care Commission Hospital RB (Moses Cone Health Systems Project) Series 2001B DN (Chase Manhattan Bank LOC),
2.00%, 4/07/08(b)	200	200,000
North Carolina Medical Care Commission Retirement Facilities RB (Aldersgate Project) Series 2001 DN (Branch Banking & Trust Co. LOC),
2.25%, 4/07/08(b)	4,400	4,400,000
North Carolina Medical Care Commission Retirement Facilities RB (United Church Homes & Services Project) Series 2007 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	500	500,000
North Carolina Municipal Power Agency RB Series 2003 ROCS-RR-11 R211 DN (MBIA Insurance, Citibank N.A. Liquidity Facility),
2.59%, 4/07/08(a)(b)	1,100	1,100,000
Oneals Water District GO Series 2007 BAN,
3.75%, 7/23/08	885	885,667
Raleigh Comb Enterprise System RB Eagle Trust Receipts Series 2007A-0010 DN (Landesbank Hessen-Thueringen Girozentrale Liquidity Facility),
2.23%, 4/07/08(a)(b)	1,275	1,275,000
Sampson County COP Eclipse Funding Trust Series 2006-0160 DN (FSA Insurance, U.S. Bank N.A. Liquidity Facility),
3.60%, 4/07/08(a)(b)	700	700,000
South Central Water & Sewer District GO Series 2008 BAN,
2.75%, 12/17/08	1,715	1,717,972
Spring Lake GO Series 2007 BAN,
3.90%, 5/21/08	300	300,144
Trinity GO Series 2007 BAN,
4.25%, 4/23/08	500	500,113
University of North Carolina at Chapel Hill RB Munitops Trust Certificates Series 2005-52 DN (Bank of America N.A. SBPA),
2.24%, 4/07/08(a)(b)	2,600	2,600,000
University of North Carolina at Chapel Hill RB Series 2001B DN,
2.08%, 4/07/08(b)	790	790,000
Wake County GO Series 2006B DN (Lloyds TSB Bank Plc SBPA),
2.15%, 4/07/08(b)	1,900	1,899,930
Wake County HFA RB (Casa Melvid Multi-Family Housing Project) Series 2001A AMT DN (SunTrust Bank LOC),
2.24%, 4/07/08(b)	400	400,000
Washington County Industrial Facilities PCRB (Mackey’s Ferry Sawmill, Inc. Project) Series 1997 AMT DN (Wachovia Bank N.A. LOC),
2.20%, 4/07/08(b)	330	330,000
Wilmington GO Series 2002 DN (Wachovia Bank N.A. SBPA),
2.10%, 4/07/08(b)	300	300,000
Winston-Salem COP (Risk Acceptance Management Corp. Project) Series 1988 DN (Dexia Credit Local LOC),
2.15%, 4/07/08(b)	400	400,000
Winston-Salem Water & Sewer Systems RB Series 2002C DN (Dexia Credit Local LOC),
2.10%, 4/07/08(b)	2,610	2,610,000

		88,115,638

Puerto Rico — 3.3%

Commonwealth of Puerto Rico GO Series 2007 TRAN (Bank of Nova Scotia, Banque Nationale de Paribas, Dexia Credit Local, Fortis Bank, Banco Bilbao Vizcaya Argentaria S.A., KBC Bank N.V. and Banco Santander Central Hisapano LOC),

4.25%, 7/30/08	3,000	3,008,193

Total Investments in Securities — 99.7%
(Cost $91,123,831*)		91,123,831
Other Assets in Excess of Liabilities — 0.3%		301,747

Net Assets — 100.0%		$91,425,578

*	Aggregate cost for federal income tax purposes.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(b)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds — 99.6%
Ohio — 99.6%
American Municipal Power, Inc. GO (Amherst City Project) Series 2007 BAN,
3.50%, 11/25/08	$150	$150,000
American Municipal Power, Inc. GO (Bowling Green Project) Series 2007 BAN,
3.50%, 11/25/08	550	550,000
American Municipal Power, Inc. GO (Brewster Village Project) Series 2008 RAN,
3.50%, 1/09/09	150	150,457
American Municipal Power, Inc. GO (Electric System-Lodi Village Project) Series 2008 BAN,
3.00%, 3/12/09	300	301,402
American Municipal Power, Inc. GO (Hubbard Project) Series 2007 BAN,
3.70%, 9/25/08	175	175,000
American Municipal Power, Inc. GO (Oberlin Project) Series 2007 BAN,
3.50%, 12/04/08	115	115,000
American Municipal Power, Inc. GO (Shelby Project) Series 2007 BAN,
3.45%, 11/13/08	1,500	1,500,000
American Municipal Power, Inc. GO (St. Mary’s Electric System Project) Series 2007 BAN,
3.70%, 10/02/08	145	145,000
American Municipal Power, Inc. GO Series 2007 BAN,
3.50%, 10/30/08	600	600,000
American Municipal Power, Inc. GO Series 2008A TECP (JPMorgan Chase Bank LOC),
2.55%, 4/04/08	3,000	3,000,000
American Municipal Power, Inc. RB (Combustion Turbine Project) Series 2006 DN (KeyBank N.A. LOC),
2.24%, 4/07/08(a)	620	620,000
American Municipal Power, Inc. RB (Electric Systems Project) Series 2007 BAN,
3.85%, 8/15/08	1,200	1,200,000
Avon Local School District GO Series 2008 BAN,
3.50%, 1/08/09	550	552,139
Barberton GO Series 2007 BAN,
3.75%, 11/13/08	200	200,322
Barberton GO Series 2008 BAN,
2.25%, 4/08/09	350	351,368
Brooklyn IDRB (Dylon Industries, Inc. Project) Series 1999 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	630	630,000
Brunswick GO Series 2007 BAN,
3.70%, 12/04/08	100	100,163
Buckeye Tobacco Settlement Financing Authority RB Series 2007 ROC-RR-II-R-10308 DN (Citigroup Financial Products Liquidity Facility, Citigroup Financial Products Guaranty),
2.27%, 4/07/08(a)(b)	1,000	1,000,000
Buckeye Tobacco Settlement Financing Authority RB Series 2008-619 DN (Deutsche Bank A.G. Guaranty, Deutsche Bank A.G. Liquidity Facility),
2.27%, 4/07/08(a)(b)	11,500	11,500,000
Butler County GO Series 2007 BAN,
4.10%, 8/07/08	260	260,585
Celina GO Series 2007 BAN,
3.75%, 11/12/08	400	400,688
Cincinnati School District COP Series 2007 ROC-RR-II-R-12049 DN (FSA Insurance, Citigroup Financial Products Liquidity Facility),
2.28%, 4/07/08(a)(b)	1,000	1,000,000
Cincinnati Student Loan Funding Corp. RB Series 1998A-2 AMT DN (Citibank N.A. Liquidity Facility),
2.17%, 4/01/08(a)	1,000	1,000,000
Clark County GO Series 2007 BAN,
4.00%, 5/08/08	300	300,082
Clark County GO Series 2008 BAN,
2.50%, 2/11/09	100	100,338
Cleveland Waterworks RB Series 2006 DN (FSA Insurance, Dexia Credit Local SBPA),
1.95%, 4/07/08(a)	420	420,000
Cleveland-Cuyahoga County Port Authority Educational Facility RB (Laurel School Project) Series 2004 DN (KeyBank N.A. LOC),
2.29%, 4/07/08(a)	1,070	1,070,000
Clinton County GO (Human Services Project) Series 2008 BAN,
3.88%, 4/10/08	300	300,073
Clinton Massie Local School Distriict GO Series 2007 BAN,
4.00%, 11/18/08	600	602,050
Columbus GO (Police-Firemen Disability Project) Series 1998 MB,
5.00%, 4/07/08	250	255,096
Columbus Regional Airport Authority RB PUTTERS Series 2007-2353 DN (FSA Insurance, JPMorgan Chase Bank Liquidity Facility),
2.29%, 4/07/08(a)(b)	3,690	3,690,000
Columbus Sewerage System RB Series 2008B DN,
1.78%, 4/07/08(a)	1,000	1,000,000
Cuyahoga County Civic Facility RB (Orion Services, Inc. Project) Series 2001 DN (Bank One N.A. LOC),
3.50%, 4/07/08(a)	2,550	2,550,000
Cuyahoga County Economic Development RB (Berea Children’s Home Project) Series 2000 DN (Huntington National Bank LOC),
2.46%, 4/07/08(a)	2,800	2,800,000
Cuyahoga County Economic Development RB (Cleveland Botanical Garden Project) Series 2001 DN (M&T Bank Corp. LOC),
2.27%, 4/07/08(a)	635	635,000
Cuyahoga County IDRB (AFI Generations LLC Project) Series 2007B AMT DN (Charter One Bank N.A. LOC),
2.31%, 4/07/08(a)	2,015	2,015,000
Cuyahoga County IDRB (All Foils, Inc. Project) Series 2007A AMT DN (Charter One Bank N.A. LOC),
2.31%, 4/07/08(a)	1,000	1,000,000
Cuyahoga County IDRB (Trio Diversified Co. Project) Series 2000 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	1,125	1,125,000
Delaware County Economic Development RB (The Columbus Zoological Park Assoc., Inc. Project) Series 2003 DN (Huntington National Bank LOC),
2.60%, 4/07/08(a)	3,705	3,705,000
Delaware County IDRB (Air Waves, Inc. Project) Series 1995 DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	60	60,000
Dover GO Series 2007 BAN,
4.25%, 4/03/08	775	775,022
Elyria GO Series 2007-2 BAN,
4.00%, 10/02/08	1,100	1,102,024

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	27

Schedule of Investments (continued)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Ohio (Continued)
Elyria GO Series 2007 BAN,
4.25%, 7/03/08	$260	$260,254
Euclid GO Series 2007 BAN,
4.00%, 5/29/08	780	780,297
Fairborn GO Series 2007 BAN,
4.25%, 6/26/08	295	295,293
4.50%, 6/26/08-8/15/08	200	200,410
Fairborn GO Series 2008 BAN,
3.25%, 10/30/08	80	80,274
Franklin County Economic Development RB (Columbus Montessori Educational Center Project) Series 2000 DN (Huntington National Bank LOC),
2.31%, 4/07/08(a)	1,460	1,460,000
Franklin County Economic Development RB (Dominican Sisters Project) Series 1994 DN (Fifth Third Bank N.A. LOC),
2.29%, 4/07/08(a)	850	850,000
Franklin County Health Care Facilities RB (Heritage Day Health Centers Project) Series 2002 DN (Huntington National Bank LOC),
2.60%, 4/07/08(a)	366	366,000
Franklin County Health Care Facilities RB (Ohio Presbyterian Retirement Services Project) Series 2006C DN (National City Bank N.A. LOC),
2.40%, 4/07/08(a)	6,665	6,665,000
Franklin County Health Care Facilities RB (Willow Brook Christian Project) Series 2004 DN (Fifth Third Bank N.A. LOC),
2.47%, 4/07/08(a)	500	500,000
Franklin County Hospital RB Series 2006 DN (AMBAC Insurance, Landesbank Hessen-Thueringen Girozentrale SBPA),
4.50%, 4/07/08(a)	10,050	10,050,000
Franklin County Senior Housing RB (St. George on the Commons Apartments Project) Series 2007 AMT DN (Federal National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Liquidity Facility),
2.35%, 4/07/08(a)	915	915,000
Fulton County RB (Fulton Couth Health Center Project) Series 2005 DN (JPMorgan Chase Bank LOC),
4.00%, 4/07/08(a)	2,475	2,475,000
Geauga County GO (Human Services Building Project) Series 2007 BAN,
4.00%, 12/04/08	150	150,391
Geauga County GO (Safety Center Project) Series 2007 BAN,
4.00%, 8/27/08	250	250,243
Geauga County RB (Thistle Lane Project) Series 2000 AMT DN (Huntington National Bank LOC),
2.40%, 4/07/08(a)	2,210	2,210,000
Greene County IDRB (AFC Stamping & Production, Inc., Barsplice Products Project) Series 1995 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	95	95,000
Hamilton County GO Series 2007 BAN,
4.00%, 9/11/08	1,240	1,241,331
Hamilton County Hospital Facilities RB (Health Alliance Project) Series 1997B DN (MBIA Insurance, Credit Suisse SBPA) ),
5.00%, 4/07/08(a)	2,280	2,280,000
Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (FSA Insurance, Svenska Handelsbanken AB SBPA),
2.23%, 4/07/08(a)(b)(c)	4,855	4,855,000
Indian Lake Local School District GO (School Construction Project) Series 2007 BAN,
4.00%, 12/11/08	290	291,168
Kent GO Series 2007 BAN,
4.00%, 10/16/08	300	300,627
Kent State University RB Municipal Trust Receipts Floaters Series 2001 DN (MBIA Insurance, Dexia Credit Local SBPA),
2.80%, 4/07/08(a)	4,125	4,125,000
Lake County GO Series 2007 BAN,
4.25%, 5/15/08-7/18/08	495	495,484
Lancaster GO Series 2007 BAN,
4.00%, 10/16/08	300	300,752
Lima GO (Water System Capacity Facility) Series 2007 BAN,
4.25%, 5/29/08	1,510	1,510,806
Lorain County GO Series 2007B Highway Improvement BAN,
4.25%, 6/04/08	720	720,606
Lorain County IDRB (Ohio Metallurgical Services Project) Series 2001 AMT DN (First Merit Bank N.A. LOC),
2.62%, 4/07/08(a)	1,270	1,270,000
Lucas County Economic Development RB (Hammill Manufacturing Co. Project) Series 1996 AMT DN (Fifth Third Bank N.A. LOC),
2.30%, 4/07/08(a)(b)	655	655,000
Mahoning County Housing RB (Youngstown State University Project) Series 2002 DN (National City Bank N.A. LOC),
2.25%, 4/07/08(a)	5,000	5,000,000
Marion County GO (Legacy Crossing Project) Series 2007 BAN,
4.10%, 5/01/08	435	435,130
Marion GO Series 2007 BAN,
4.00%, 6/26/08	285	285,129
Miami County GO Series 2007 BAN,
4.00%, 11/27/08	550	552,056
Montgomery County RB (Miami Valley Hospital Project) Series 1998A DN (National City Bank N.A. SBPA),
1.30%, 4/01/08(a)	2,150	2,150,000
Muskingum County GO Series 2007 BAN,
4.00%, 9/25/08	200	200,944
4.15%, 9/25/08	205	205,526
Muskingum County GO Series 2008 BAN,
3.50%, 1/15/09	710	713,100
North Olmsted GO (Capital Improvement Project) Series 2008 BAN,
2.35%, 4/02/09	550	551,073
North Ridgeville GO Series 2007-2 BAN,
4.00%, 6/05/08	285	285,131
North Ridgeville GO Series 2007-3 BAN,
3.95%, 6/05/08(d)	195	195,074
Ohio Building Authority Facilities RB (Administrative Building Fund Projects) Series 1998A MB,
5.25%, 4/07/08	55	56,396

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (continued)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Ohio (Continued)
Ohio GO (Common Schools Project) Series 2005A DN,
1.95%, 4/07/08(a)	$280	$280,000
Ohio Higher Educational Facility RB (Kenyon College Project) Series 1999 DN (JPMorgan Chase Bank Liquidity Facility),
3.50%, 4/07/08(a)	200	200,000
Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC),
2.00%, 4/07/08(a)(c)	1,400	1,400,000

Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2007B AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, KBC Bank N.V. SBPA),

1.95%, 4/07/08(a)(c)	11,250	11,250,000
Ohio Housing Finance Agency Mortgage RB MERLOTS Trust Receipts Series 2001A-78 DN (Wachovia Bank N.A. LOC),
2.30%, 4/07/08(a)(b)	1,165	1,165,000
Ohio Housing Finance Agency Mortgage RB MERLOTS Trust Receipts Series 2005A-10 AMT DN (Wachovia Bank N.A. SBPA),
2.30%, 4/07/08(a)(b)	535	535,000
Ohio Housing Finance Agency Mortgage RB Various Certificates Series 2001 DN (Bank of America N.A. LOC),
2.27%, 4/07/08(a)(b)	1,105	1,105,000
Ohio Solid Waste RB (Republic Services, Inc. Project) Series 2005 AMT DN,
2.65%, 4/07/08(a)	1,000	1,000,000
Ohio Water Development Authority Pollution Control Facilities RB (First Energy Nuclear Project) Series 2006 AMT DN (Barclays Bank Plc LOC),
2.00%, 4/07/08(a)	125	125,000
Ohio Water Development Authority RB (Water Development Pure Water Project) Series 2002B DN (MBIA Insurance, State Street Bank & Trust Co. SBPA),
5.00%, 4/07/08(a)	2,050	2,050,000
Olmsted Falls School District GO Series 2008 BAN,
3.75%, 12/18/08	150	150,603
3.50%, 1/15/09	300	301,379
Painesville GO Series 2007 BAN,
4.00%, 11/07/08	200	200,580
Parma IDRB (FDC Realty Project) Series 2006 AMT DN (Huntington National Bank LOC),
2.70%, 4/07/08(a)	1,890	1,890,000
Pickerington GO Series 2008 BAN,
2.25%, 2/27/09	750	753,513
Port of Greater Cincinnati RB (Springdale Public Infrastructure Project) Series 2006 MB (U.S. Bank N.A. LOC),
2.25%, 2/01/09	2,800	2,800,000
Portage County IDRB (Action Super Abrasive Project) Series 1996 AMT DN (Huntington National Bank LOC),
2.63%, 4/07/08(a)	630	630,000
Portage County IDRB (Singer Steel Co. Project) Series 2007 AMT DN (Huntington National Bank LOC),
2.70%, 4/07/08(a)	2,090	2,090,000
Putnam County Health Care Facilities RB (Hilty Memorial Home Project) Series 2004 DN (LaSalle Bank N.A. LOC),
2.30%, 4/07/08(a)	3,330	3,330,000
Richland County GO (Correctional Facilities Project) Series 2008 BAN,
3.50%, 1/15/09	1,000	1,004,597
Sandusky GO Series 2007 BAN,
4.25%, 10/22/08	700	702,825
Seneca County GO Series 2007 BAN,
3.80%, 11/13/08	200	200,381
Seven Hills GO (Street Improvement Project) Series 2007 BAN,
3.45%, 12/04/08	500	500,000
Sharonville GO Series 2007 BAN,
4.25%, 7/25/08	380	380,540
Sharonville GO Series 2008 BAN,
3.50%, 1/21/09	170	170,798
Solon GO Series 2007 BAN,
3.75%, 11/20/08	850	851,829
St. Marys GO (Sanitation Improvement Project) Series 2007 BAN,
4.00%, 6/04/08	220	220,074
St. Marys School District GO Series 2007 BAN,
3.75%, 6/10/08	1,000	1,001,261
St. Marys School District GO Series 2008 BAN,
3.62%, 6/10/08	700	701,027
Stark County IDRB (Thakar Properties LLC Project) Series 2002 AMT DN (National City Bank N.A. LOC),
2.55%, 4/07/08(a)	115	115,000
Stark County Port Authority Economic Development RB (Slesnick Iron & Metal Project) Series 2007 AMT DN (Huntington National Bank LOC),
2.70%, 4/07/08(a)	700	700,000
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC),
2.29%, 4/07/08(a)	170	170,000
Summit County IDRB (Flutes LLC Project) Series 2002 AMT DN (M & I Marshall & Ilsley Bank LOC),
2.57%, 4/07/08(a)	1,670	1,670,000
Summit County IDRB (Jendrisak Properties Project) Series 2001 AMT DN (First Merit Bank N.A. LOC),
2.62%, 4/07/08(a)	1,540	1,540,000
Summit County IDRB (KB Compost Services, Inc. Project) Series 2001 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	1,000	1,000,000
Summit County Port Authority RB (Meadow Lane Building LLC Project) Series 2003A AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	340	340,000
Tipp GO Series 2007 BAN,
4.00%, 4/24/08	205	205,037
Toledo Multi-Family Housing RB (Cherrywood Apartments Project) Series 2001 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	2,420	2,420,000
Trumbull County IDRB (Ellwood Engineered Project) Series 2004 AMT DN (KeyBank N.A. LOC),
2.36%, 4/07/08(a)	3,100	3,100,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	29

Schedule of Investments (concluded)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Ohio (Continued)
Trumbull County IDRB (United Steel Service, Inc. Project) Series 2000B AMT DN (Bank One N.A. LOC),
3.60%, 4/07/08(a)	$165	$165,000
Union County GO Series 2007 BAN,
3.50%, 12/10/08	345	346,158
University of Cincinnati General Receipts RB Series 2007B DN (MBIA Insurance, Bayerische Landesbank Girozentrale SBPA),
6.00%, 4/07/08(a)	100	100,000
Wapakoneta GO Series 2007 BAN,
3.85%, 12/04/08	255	255,415
Wapakoneta School District GO (School Improvement Project) Series 2007 BAN,
3.50%, 6/26/08	1,300	1,301,443
Warren County GO Series 2007 BAN,
4.15%, 9/05/08	200	200,330
Western Reserve Housing Development Corp. Economic RB (Trumbull Metropolitan Housing Project) Series 2003 DN (KeyBank N.A. LOC),
2.55%, 4/07/08(a)	3,295	3,295,000
Westerville GO Munitops Trust Certificates Series 2001 DN (ABN-AMRO Bank N.V. LOC),
2.26%, 4/07/08(a)(b)	100	100,000
Wilmington GO (Lowes Drive Construction Project) Series 2007 BAN,
4.50%, 7/25/08	255	255,555

Total Investments in Securities — 99.6%
(Cost $159,553,649*)		159,553,649
Other Assets in Excess of Liabilities — 0.4%		602,440

Net Assets — 100.0%		$160,156,089

*	Aggregate cost for federal income tax purposes.
(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (FSA Insurance, Svenska Handelsbanken AB SBPA)	—	—	—	$94,843
Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC)	—	—	—	$21,380
Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2007B AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, KBC Bank N.V. SBPA)	$11,250,000	—	—	—

(d)	Restricted security as to resale. As of report date the Portfolio held 0.1% of its net assets, with a current market value of $195,074 and an original cost of $195,349 in these securities.
•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets	)

	Par (000)	Value
Municipal Bonds — 97.8%
Pennsylvania — 96.6%
Allegheny County Hospital Development Authority RB (Dialysis Clinic, Inc. Project) Series 2000 DN (Bank of America N.A. LOC),
2.10%, 4/07/08(a)	$3,400	$3,400,000
Allegheny County Hospital Development Authority RB (Presbyterian University Hospital Project) Series 1988B-3 DN (Bank One N.A. LOC),
2.07%, 4/07/08(a)	3,275	3,275,000
Allegheny County Hospital Development Authority RB (University of Pittsburgh Medical Center Project) PUTTERS Series 2007-2327 DN (JPMorgan Chase Bank LOC, JPMorgan Chase & Co. Liquidity Facility),
2.29%, 4/07/08(a)(b)	4,000	4,000,000
Allegheny County Hospital Development Authority RB (University of Pittsburgh Medical Center Project) Series 2003B MB,
5.00%, 6/15/08	1,400	1,403,585
Allegheny County IDRB (Carnegie Museums Pittsburgh Project) Series 2005 DN (Citizens Bank of Pennsylvania LOC),
2.24%, 4/07/08(a)	3,600	3,600,000
Allegheny County IDRB (Commonwealth Development Parkway Project) Series 1994A DN (National City Bank N.A. LOC),
2.48%, 4/07/08(a)	1,300	1,300,000
Allegheny County IDRB (UPMC Health System Project) Series 2002C DN (Comerica Bank N.A. LOC),
2.23%, 4/07/08(a)	1,270	1,270,000
Berks County GO Series 2002 DN (MBIA Insurance, Wachovia Bank N.A. SBPA),
6.60%, 4/07/08(a)	5,140	5,140,000
Berks County IDRB (Tray Pak Co. Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC),
2.25%, 4/07/08(a)	1,620	1,620,000
Berks County Municpal Authority RB (Phoebe-Devitt Homes Project) Series 2008A DN (Sovereign Bank & Banco Santander LOC),
2.05%, 4/07/08(a)	3,100	3,100,000
Bermudian Springs School District GO Series 2006 DN (FSA Insurance, Royal Bank of Canada SBPA),
2.24%, 4/07/08(a)	10,495	10,495,000
Bethlehem Area School District GO Series 2007 DN (FSA Insurance, Dexia Credit Local SBPA),
2.25%, 4/07/08(a)	2,800	2,800,000
Blair County IDRB (CCK, Inc. Project) Series 2003 AMT DN (Fulton Bank LOC),
2.41%, 4/07/08(a)	1,885	1,885,000
Bucks County IDRB (Pennswood Village Project) Series 2002B DN (Fleet National Bank LOC),
1.95%, 4/07/08(a)	6,890	6,890,000
Butler County General Authority RB Municipal Securities Trust Receipts Series 2002A DN (FSA Insurance, Societe Generale Liquidity Facililty),
2.30%, 4/07/08(a)(b)	4,350	4,350,000
Butler County General Authority RB Municipal Securities Trust Receipts Series 2007 DN (FSA Insurance, Societe Generale Liquidity Facility),
3.05%, 4/07/08(a)(b)	3,000	3,000,000
Cambria County IDA Resource Recovery RB (Cambria Cogen Co. Project) Series 1998A-2 AMT DN (Bayerische Landesbank Girozentrale LOC),
2.20%, 4/07/08(a)	16,000	16,000,000
Chester County IDA Student Housing RB (University Student Housing LLC Project) Series 2003 DN (Royal Bank of Scotland LOC),
2.31%, 4/07/08(a)	790	790,000
Chester County IDA Student Housing RB (University Student Housing LLC Project) Series 2008A DN (Citizens Bank of Pennsylvania LOC),
2.25%, 4/07/08(a)	4,000	4,000,000
Chester County IDRB (RV Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	2,200	2,200,000
City of Philadelphia TECP,
1.00%, 5/12/08	10,000	10,000,000
Crawford County IDRB (Uniplast International, Inc. Project) Series 2000 AMT DN (National City Bank N.A. LOC),
2.70%, 4/07/08(a)	755	755,000
Cumberland County Municipal Authority RB (Dickinson College Project) Series 1996B DN (Citizens Bank N.A. LOC),
3.45%, 4/07/08(a)	2,295	2,295,000
Dauphin County General Auhtority Health Systems RB (Pinnacle Health Systems Project) Series 2005 DN (FSA Insurance, Wachovia Bank N.A. SBPA),
2.05%, 4/07/08(a)	1,400	1,400,000
Delaware County Authority RB (Dunwoody Village Project) Series 2006 DN (Citizens Bank of Pennsylvania LOC),
2.13%, 4/07/08(a)	2,100	2,100,000
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN,
2.60%, 4/07/08(a)	100	100,000
Delaware County IDRB (Sunoco, Inc., Project) Series 1998 DN (Bank of America N.A. LOC),
2.10%, 4/07/08(a)	1,260	1,260,000
Delaware Valley Regional Finance Authority Local Government RB Municipal Securities Trust Receipts Series 2007A DN (Societe Generale Liquidity Facility),
2.29%, 4/07/08(a)(b)	5,500	5,500,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	2,355	2,355,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2005 AMT DN (M&T Bank Corp. LOC),
2.45%, 4/07/08(a)	2,700	2,700,000
Emmaus General Authority RB Series 1989A-11 DN (DEPFA Bank Plc LOC),
2.17%, 4/07/08(a)	1,100	1,100,000
Emmaus General Authority RB Series 1989B-29 DN (DEPFA Bank Plc LOC),
2.17%, 4/07/08(a)	8,500	8,500,000
Emmaus General Authority RB Series 1989F-19 DN (State Aid Withholding Insurance, DEPFA Bank Plc LOC),
2.17%, 4/07/08(a)	1,300	1,300,000
Emmaus General Authority RB Series 1989F-24 DN (DEPFA Bank Plc LOC),
2.17%, 4/07/08(a)	1,500	1,500,000
Emmaus General Authority RB Series 1989G-18 DN (DEPFA Bank Plc LOC),
2.17%, 4/07/08(a)	3,000	3,000,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	31

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets	)

	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Emmaus General Authority RB Series 1996 DN (FSA Insurance, Wachovia Bank N.A. SBPA),
2.10%, 4/07/08(a)	$8,345	$8,345,000
Erie Water Authority RB Series 2006A DN (FSA Insurance),
2.20%, 4/07/08(a)	1,200	1,200,000
Franklin County IDRB (Precast System Project) Series 2001A AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	1,760	1,760,000
Geisinger Authority Health System RB Series 2007 ROC-RR-II-R-11013 DN (Citibank N.A. Liquidity Facility),
2.24%, 4/07/08(a)(b)	2,020	2,020,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2002 DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	7,160	7,160,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2005 DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	7,900	7,900,000
Indiana County IDRB (Conemaugh Project) Series 1997A AMT DN (Bank One N.A. LOC),
3.50%, 4/07/08(a)	3,160	3,160,000
Lackawanna County GO Municipal Trust Receipts Floaters Series 2007-2183 DN (FSA Insurance, Morgan Stanley Municipal Funding Liquidity Facility),
2.80%, 4/07/08(a)(b)	1,065	1,065,000
Lackawanna County IDRB (Herff Jones, Inc. Project) Series 2001 AMT DN (National City Bank N.A. LOC),
2.55%, 4/07/08(a)	2,800	2,800,000
Lancaster County Hospital Authority RB (Health Center Luthercare Project) Series 1999 DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	4,760	4,760,000
Lancaster County Hospital Authority RB (Landis Homes Retirement Community Project) Series 2002 DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	8,190	8,190,000
Lancaster County IDRB (Clean Creek Partners Project) Series 2000 AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	4,365	4,365,000
Lancaster County IDRB (D&P Skibo LLC Project) Series 2001 AMT DN (Wachovia Bank N.A. LOC),
2.25%, 4/07/08(a)	1,250	1,250,000
Lancaster County IDRB (John F. Martin & Sons Project) Series 2001 AMT DN (Fulton Bank LOC),
2.46%, 4/07/08(a)	600	600,000
Lancaster County IDRB (Oakfront LP Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	1,875	1,875,000
Lawrence County IDRB (L&N Metallurgical Products Project) Series 1996 AMT DN (Banque Nationale de Paribas LOC),
2.45%, 4/07/08(a)	3,645	3,645,000
Lebanon County Health Facility RB (Evangelican Long Church Retirement Village Project) Series 2000 DN (Northern Trust LOC),
2.26%, 4/07/08(a)	2,730	2,730,000
Montgomery County Higher Education & Health Authority RB (Pennsylvania Higher Education & Health Loan Project) Series 1996A DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	1,600	1,600,000
Montgomery County IDRB (Apple Fresh Foods Ltd. Project) Series 1996 AMT DN (Wachovia Bank N.A. LOC),
2.22%, 4/07/08(a)	550	550,000
Montgomery County TECP,
2.20%, 4/01/08	6,500	6,500,000
Moon IDRB (Providence Point Project) Series 2007 DN (Bank of Scotland Plc LOC),
2.00%, 4/07/08(a)	13,180	13,180,000
New Garden General Purpose Authority RB (Municipal Pooled Financing Project) Series 2003 II DN (FSA Insurance, Bank of Nova Scotia SPBA),
1.95%, 4/07/08(a)	1,095	1,095,000
Northampton County General Purpose Authority RB (Lafayette College Project) Series 2006 DN (JPMorgan Chase & Co. SBPA),
2.10%, 4/07/08(a)	1,150	1,150,000
Northampton County General Purpose Authority RB (Lafayette College Project) Series 2007 MB,
3.35%, 12/01/08	3,000	3,000,000
Northampton County IDRB (Bethlehem Contracting Project) Series 2001A AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	2,695	2,695,000
Northampton County IDRB (Trent Family Partnership Project) Series 2002 AMT DN (Wachovia Bank N.A. LOC),
2.25%, 4/07/08(a)	1,795	1,795,000
Pennsylvania Economic Development Financing Authority RB (AMC Delancey Traditions Project) Series 2006 AMT DN (Citizens Bank of Pennsylvania LOC),
2.30%, 4/07/08(a)	3,200	3,200,000
Pennsylvania Economic Development Financing Authority RB (Evergreen Community Power Facility Project) Series 2007 AMT DN (Manufacturers & Traders Trust Co. LOC),
2.31%, 4/07/08(a)	3,000	3,000,000
Pennsylvania Economic Development Financing Authority RB (Homewood Retirement Project) Series 1992E DN (M&T Bank Corp. LOC),
2.33%, 4/07/08(a)	3,925	3,925,000
Pennsylvania Economic Development Financing Authority RB (Material Technology Project) Series 2000D AMT DN (Wachovia Bank N.A. LOC),
2.25%, 4/07/08(a)	600	600,000
Pennsylvania Economic Development Financing Authority RB (Penn Waste, Inc. Project) Series 2007 AMT DN (Manufacturers & Traders Trust Co. LOC),
2.31%, 4/07/08(a)	2,000	2,000,000
Pennsylvania Economic Development Financing Authority RB UBS Municipal Certificates Floaters Series 2007-07-15 DN (Landebank Hessen-Thruingen Girozentrale Liquidity Facility),
2.26%, 4/07/08(a)(b)	8,600	8,600,000

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (Continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets	)

	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB (IESI, Corp. Project) Series 2006V AMT DN (Bank of America N.A. Liquidity Facility),
2.29%, 4/07/08(a)(b)	$8,700	$8,700,000
Pennsylvania Economic Development Financing Authority Wastewater Treatment RB (Sunoco, Inc. Project) Series 2004A AMT DN (Sunoco, Inc. Guaranty),
2.56%, 4/07/08(a)	4,700	4,700,000
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1986 AMT DN (Landesbank Hessen-Thueringen Girozentrale LOC),
2.14%, 4/07/08(a)	1,125	1,125,000
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1988 AMT DN (Landesbank Hessen-Thuringen Girozentrale LOC),
2.14%, 4/07/08(a)	2,000	2,000,000
Pennsylvania GO PUTTERS Series 2006-1382 DN (JPMorgan Chase Bank Liquidity Facility),
2.29%, 4/07/08(a)(b)	2,115	2,115,000
Pennsylvania GO Series 1999 MB,
5.25%, 10/01/08	675	680,413
Pennsylvania GO Series 2004 MB,
5.00%, 7/01/08	2,450	2,458,691
Pennsylvania GO Series 2006 MB,
4.75%, 9/01/08	1,170	1,179,348
Pennsylvania GO Series 2007 ROC-RR-II-R-11056 DN (Citibank N.A. Liquidity Facility),
2.24%, 4/07/08(a)(b)	2,000	2,000,000
Pennsylvania Higher Educational Facilities Authority RB (Assoc. of Independent Colleges & Universities Project) Series 1998 DN (Banque Nationale de Paribas LOC),
2.42%, 4/07/08(a)	2,600	2,600,000
Pennsylvania Higher Educational Facilities Authority RB (Honeysuckle Student Holding Project) Series 2004A DN (Allied Irish Bank Plc LOC),
2.21%, 4/07/08(a)	4,200	4,200,000
Pennsylvania Higher Educational Facilities Authority RB (Rosemont College Project) Series 2004O DN (Wachovia Bank N.A. LOC),
3.42%, 11/01/08(a)	900	900,000
Pennsylvania Higher Educational Facilities Authority RB (St. Joesph’s University Project) Series 1998C-4 DN (Allied Irish Bank Plc LOC),
2.08%, 4/07/08(a)	6,900	6,900,000
Pennsylvania Higher Educational Facilities Authority RB (Student Assoc. Housing, Inc. Project) Series 2006A DN (Citizens Bank of Pennsylvania LOC),
2.21%, 4/07/08(a)	7,895	7,895,000
Pennsylvania Higher Educational Facilities Authority RB (University of Pennsylvania Financing Project) Series 2004-N2 DN (National City Bank LOC),
2.50%, 4/07/08(a)	1,600	1,600,000
Pennsylvania Higher Educational Facilities Authority RB PUTTERS Series 2006-1271 DN (JPMorgan Chase Bank Liquidity Facility),
2.29%, 4/07/08(a)(b)	4,870	4,870,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Municipal Trust Receipts Floaters Series 2006K-57 AMT DN (Lehman Liquidity Co. Liquidity Facility),
2.48%, 4/07/08(a)(b)	2,500	2,500,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Municipal Trust Receipts Floaters Series 2007-2158 AMT DN (Morgan Stanley Municipal Funding Liquidity Facility),
2.33%, 4/07/08(a)(b)	750	750,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Municipal Trust Receipts Floaters Series 2008-2380 AMT DN (Morgan Stanley Municipal Funding Liquidity Facility),
2.33%, 4/07/08(a)(b)	2,600	2,600,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Municipal Trust Receipts Floaters Series 2008-2494 AMT DN (Morgan Stanley Municipal Funding Liquidity Facility),
2.33%, 4/07/08(a)(b)	1,600	1,600,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB PUTTERS Series 2006-1592 AMT DN (JPMorgan Chase Bank Liquidity Facility),
2.39%, 4/07/08(a)(b)	4,945	4,945,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB PUTTERS Series 2007-1213B AMT DN (JPMorgan Chase & Co. Liquidity Facility),
2.39%, 4/07/08(a)(b)	1,600	1,600,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
2.25%, 4/07/08(a)	2,020	2,020,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
2.25%, 4/07/08(a)	1,400	1,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
2.25%, 4/07/08(a)	3,300	3,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
2.25%, 4/07/08(a)	7,145	7,145,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-86B AMT DN (DEPFA Bank Plc SBPA),
2.15%, 4/07/08(a)	6,000	6,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-86C AMT DN (GO of Agency Insurance, DEPFA Bank Plc SBPA),
2.15%, 4/07/08(a)	2,400	2,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-87C AMT DN (Depfa Bank Plc SBPA),
2.25%, 4/07/08(a)	23,500	23,500,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	33

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-89 AMT DN (GO of Agency Insurance, DEPFA Bank Plc SBPA),
2.15%, 4/07/08(a)	$7,500	$7,500,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-91B AMT DN (GO of Agency Insurance, DEPFA Bank Plc SBPA),
2.15%, 4/07/08(a)	2,000	2,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006-92B AMT DN (Landesbank Hessen-Thueringen Girozentrale SBPA),
2.25%, 4/07/08(a)	17,270	17,270,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006-95C AMT DN (Dexia Bank SBPA),
2.25%, 4/07/08(a)	8,000	8,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2007-99C AMT DN (Dexia Credit Local SBPA),
2.15%, 4/07/08(a)	2,400	2,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2008-101A AMT MB,
2.35%, 3/01/09	1,300	1,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2008-101B MB,
2.15%, 3/01/09	1,600	1,600,000

Pennsylvania Public School Building Authority RB (Philadelphia School District Project) PUTTERS Series 2007-1970 DN (FSA Insurance, State Aid Withholding Insurance, JPMorgan Chase Bank Liquidity Facility),

2.29%, 4/07/08(a)(b)	3,330	3,330,000
Pennsylvania Turnpike Commission RB Munitops Trust Certificates Series 2004-9 DN (AMBAC Insurance, ABN-AMRO Bank N.V. SBPA),
2.31%, 4/07/08(a)(b)	10,335	10,335,000
Pennsylvania Turnpike Commission RB Series 2001U DN (Dexia Credit Local SBPA),
1.90%, 4/07/08(a)	6,800	6,800,000
Pennsylvania Turnpike Commission RB Series 2002A-1 DN (WestLB SBPA),
2.05%, 4/07/08(a)	7,225	7,225,000
Pennsylvania Turnpike Commission RB Series 2002B DN (Dexia Credit Local SBPA),
2.21%, 4/07/08(a)	440	440,000
Pennsylvania Turnpike Commission RB Series 2005B DN (FSA Insurance, JPMorgan Chase Bank SBPA),
1.95%, 4/07/08(a)	675	675,000
Philadelphia Airport RB Floaters Series 2007-2157 AMT DN (FSA Insurance, Morgan Stanley Municipal Funding Liquidity Facility),
2.24%, 4/07/08(a)(b)	1,700	1,700,000
Philadelphia Airport RB Series 2008DB-495 DN (FSA Insurance, Deutsche Bank A.G. Liquidity Facility),
2.30%, 4/07/08(a)(b)	2,885	2,885,000
Philadelphia Airport RB Series 2008DB-558 AMT DN (FSA Insurance, Deutsche Bank A.G. Liquidity Facility),
2.30%, 4/07/08(a)(b)	655	655,000
Philadelphia Authority IDRB (Evangelical Manor Project) Series 2008 DN (Citizens Bank N.A. LOC),
2.28%, 4/07/08(a)	2,600	2,600,000
Philadelphia Authority IDRB (Gift of Life Donor Program Project) Series 2003 DN (Commerce Bank N.A. LOC),
2.24%, 4/07/08(a)	995	995,000
Philadelphia Authority IDRB (Greater Philadelphia Health System Project) Series 2003 DN (Commerce Bank N.A. Liquidity Facility),
2.24%, 4/07/08(a)	2,600	2,600,000
Philadelphia Authority IDRB (Settlement Music School Project) Series 2004 DN (Allied Irish Bank Plc),
2.15%, 4/07/08(a)	1,000	1,000,000
Philadelphia Authority IDRB (Universal Community Homes Project) Series 2003 DN (Wachovia Bank N.A. LOC),
2.20%, 4/07/08(a)	1,930	1,930,000
Philadelphia Hospitals & Higher Education Facilities Authority RB (Philadelphia Protestant Home Project) Series 2002 DN (Bank of America N.A. LOC),
2.10%, 4/07/08(a)	7,070	7,070,000
Philadelphia Redevelopment Authority Multi-Family Housing RB Municipal Trust Receipts Floaters Series 2006G-1 AMT DN (The Goldman Sachs Group, Inc. Guaranty, The Goldman Sachs Group, Inc. SBPA),
2.30%, 4/07/08(a)(b)	20,395	20,395,000
Philadelphia School District GO Series 2007A TRAN (Bank of America N.A. LOC),
4.50%, 6/27/08	13,675	13,699,528
Philadelphia Water & Wastewater RB Series 2003 DN (FSA Insurance, Dexia Credit Local SBPA),
2.05%, 4/07/08(a)	990	990,000
Philadelphia Water & Wastewater RB Series 2005B DN (FSA Insurance, DEFPA Bank Plc SBPA),
2.05%, 4/07/08(a)	1,000	1,000,000
Philadelphia Water RB Munitops Trust Certificates Series 2005-15 DN (FSA Insurance, ABN-AMRO Bank N.V. SBPA),
2.24%, 4/07/08(a)(b)	5,395	5,395,000
Pittsburgh Water & Sewer System RB Series 2007B-1 DN (FSA Insurance, JPMorgan Chase Bank SBPA),
1.78%, 4/07/08(a)	1,000	1,000,000
Schuylkill County IDRB (KP-Tamaqua LP Project) Series 2007 AMT DN (Citizens Bank of Pennsylvania LOC),
2.38%, 4/07/08(a)	1,535	1,535,000
Shippensburg Borough Authority RB (Bethlehem School District Project) Series 2007 DN (FSA Insurance, Dexia Credit Local SBPA),
2.25%, 4/07/08(a)	5,600	5,600,000
Southcentral General Authority RB (Homewood Hanover Project) Series 2003 DN (M&T Bank Corp. LOC),
2.21%, 4/07/08(a)	18,500	18,500,000
Southcentral General Authority RB (York Cerebral Palsy Home Project) Series 2000 DN (Fulton Bank LOC),
2.31%, 4/07/08(a)	3,300	3,300,000

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Pennsylvania (Continued)
St. Mary Hospital Authority Bucks County RB (Catholic Health Initiatives Project) Series 2004B DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
2.15%, 4/07/08(a)	$1,100	$1,100,000
St. Mary Hospital Authority Bucks County RB (Catholic Health Initiatives Project) Series 2004C DN,
2.05%, 4/07/08(a)	10,050	10,050,000
State Public School Building Authority RB (Philadelphia School District Project) ROC-RR-II- R-11268 DN (FSA State Aid Withholding Insurance, Citibank N.A. Liquidity Facility),
2.29%, 4/07/08(a)(b)	2,415	2,415,000
Stroudsburg Area School District GO Series 2007 TRAN,
4.50%, 6/30/08	1,333	1,334,955
Union County IDRB (Stabler Cos., Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	6,365	6,365,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2000B DN (GO of University Insurance, Lloyds TSB Bank Plc SBPA),
2.08%, 4/07/08(a)	2,500	2,500,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2006C DN (Lloyds TSB Bank Plc SBPA),
2.08%, 4/07/08(a)	800	800,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2007A DN (Fortis Bank SBPA, Banco Bilbao Vizcaya Argentaria S.A. SBPA),
2.08%, 4/07/08(a)	24,750	24,750,000
Upper Merion General Authority Lease RB Series 2003 DN (Commerce Bank N.A. LOC),
2.24%, 4/07/08(a)	2,205	2,205,000
Upper Merion Municipal Utility Authority RB (Sewer Project) Series 2003 DN (Commerce Bank N.A. LOC),
2.24%, 4/07/08(a)	2,095	2,095,000
Upper St. Clair Township GO Munitops Trust Certificates Series 2002 DN (FSA Insurance, ABN-AMRO Bank N.V. SBPA),
2.23%, 4/07/08(a)(b)	2,640	2,640,000
Venango AMT TECP (Dexia Credit Local LOC),
2.00%, 5/07/08-5/08/08	30,028	30,028,000
Washington County Authority RB (Girard Estate Refunding Project) Series 1999 DN (Chase Manhattan LOC),
2.20%, 4/07/08(a)	1,000	1,000,000
West Cornwall Township Municipal Authority RB (General Government Loan Program) Series 2003A DN (FSA Insurance, Dexia Credit Local SBPA),
2.25%, 4/07/08(a)	1,670	1,670,000
Westmoreland County IDRB (Industrial Development McCutcheon Enterprise Project) Series 1999 AMT DN (National City Bank N.A. LOC),
2.70%, 4/07/08(a)	1,490	1,490,000
York County GO Series 2008 TRAN,
3.50%, 6/30/08	1,980	1,983,523
York County Hospital Authority RB (Homewood Retirement Centers of The United Church of Christ, Inc. Project) Series 1990 DN (M&T Bank Corp. LOC),
2.33%, 4/07/08(a)	3,600	3,600,000
York County IDRB (Allied-Signal, Inc. Project) Series 1993 DN,
3.50%, 4/07/08(a)	1,000	1,000,000
York County IDRB (Interstate Holdings Co. Project) Series 2003 AMT DN (Wachovia Bank N.A. Liquidity Facility),
2.25%, 4/07/08(a)	1,195	1,195,000
York County IDRB (Raich Family Ltd. Partner Project) Series 2000 AMT DN (M&T Bank Corp. LOC),
2.36%, 4/07/08(a)	1,880	1,880,000
York County IDRB (York Sheet Metal, Inc. Project) Series 1998 DN (Wachovia Bank N.A. LOC),
2.48%, 4/07/08(a)	2,165	2,165,000
York General Authority RB (Strand Capital Performing Arts Center Project) Series 2002 DN (M&T Bank Corp. LOC),
2.26%, 4/07/08(a)	5,410	5,410,000

		623,183,043

Puerto Rico — 1.2%

Commonwealth of Puerto Rico GO Series 2007 TRAN (Bank of Nova Scotia, Banque Nationale de Paribas, Dexia Credit Local, Fortis Bank, Banco Bilbao Vizcaya Argentaria S.A., KBC Bank N.V. and Banco Santander Central Hisapano LOC),

4.25%, 7/30/08	7,500	7,520,481

Total Investments in Securities — 97.8%
(Cost $630,703,524*)		630,703,524
Other Assets in Excess of Liabilities — 2.2%		14,435,903

Net Assets — 100.0%		$645,139,427

*	Aggregate cost for federal income tax purposes.
(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	35

Schedule of Investments (concluded)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Pennsylvania Economic Development Financing Authority RB P-Float Trust Receipts Series 2004-1282 AMT DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	$5,000,000	—	$18,945
Pennsylvania Higher Educational Facilities Authority RB P-Float Trust Receipts Series 2004 MT-042 DN (Lloyds TSB Bank Plc LOC, Merrill Lynch Capital Services SBPA)	—	$19,225,000	—	$72,017
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-82B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)	—	$10,835,000	—	$41,025
Philadelphia Redevelopment Authority RB Spear DB-134 Series 2005 AMT DN (FGIC Insurance, Deutsche Bank Liquidity Facility)	—	$10,295,000	—	$70,548

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments March 31, 2008 (Unaudited)	Virginia Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds — 99.7%
Puerto Rico — 11.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority RB Series 2007R-1001CE DN (Citigroup Financial Products Liquidity Facility, Citigroup Global Markets Holdings, Inc. Guaranty),
2.27%, 4/07/08(a)(b)	$1,500	$1,500,000

Commonwealth of Puerto Rico GO Series 2007 TRAN (Bank of Nova Scotia, Banque Nationale de Paribas, Dexia Credit Local, Fortis Bank, Banco Bilbao Vizcaya Argentaria S.A., KBC Bank N.V. and Banco Santander Central Hisapano LOC),

4.25%, 7/30/08	4,000	4,010,923
Puerto Rico Electric Power Authority RB Series 2007 SGB-69 DN (FSA Insurance, Societe General Group LOC),
3.00%, 4/01/08(a)(b)	1,000	1,000,000
Puerto Rico Electric Power Authority RB Series 2007 SGC-19 DN (FSA Insurance, Societe General Group Liquidity Facility),
2.24%, 4/07/08(a)(b)	1,780	1,780,000
Puerto Rico Sales Tax Financing Corp. RB Municipal Trust Receipts Floaters Series 2007-2006-1991 DN (Morgan Stanley Municipal Funding Guaranty, Morgan Stanley Municipal Funding Liquidity Facility),
2.27%, 4/07/08(a)(b)	3,900	3,900,000

		12,190,923

Virginia — 88.7%
Albemarle County IDRB (Jefferson Scholars Foundation Project) Series 2007 DN (SunTrust Bank LOC),
2.09%, 4/07/08(b)	2,400	2,400,000
Alexandria IDRB (Goodwin House Project) Series 2005 DN (Wachovia Bank N.A. LOC),
1.10%, 4/01/08(b)	100	100,000
Alexandria IDRB (YMCA of Billings Project) Series 1998 DN (M&T Bank Corp. LOC),
2.38%, 4/07/08(b)	3,350	3,350,000
Arlington County IDRB (Woodbury Park Project) Series 2005A DN (Federal Home Loan Mortgage Liquidity Facility),
2.21%, 4/07/08(b)	1,420	1,420,000
Charlottesville IDA Educational Facilities RB (University of Virginia Foundation Project) Series 2006B DN (Wachovia Bank N.A. LOC),
2.05%, 4/07/08(b)	2,400	2,400,000
Chesapeake Bay Bridge & Tunnel District RB (General Resolution Project) Series 2008A DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	2,250	2,250,000
Clarke County IDA Hospital Facilities RB (Winchester Medical Center, Inc. Project) Series 2000 DN (FSA Insurance, Morgan Guaranty Trust SBPA),
2.05%, 4/07/08(b)	925	925,000
Fairfax County Economic Development Authority RB (National Industries for Severe Handicap Project) Series 2002 DN (SunTrust Bank LOC),
2.09%, 4/07/08(b)	450	450,000
Fairfax County Economic Development Authority RB (Smithsonian Institute Project) Series 2006A DN (Bank of America N.A. LOC),
1.80%, 4/07/08(b)	1,350	1,350,000
Fairfax County Economic Development Authority RB Munitops Trust Certificates (Route 28 Project) Series 2003 DN (MBIA Insurance, ABN-AMRO Bank SBPA),
2.26%, 4/07/08(a)(b)	2,500	2,500,000
Fairfax County GO Series 2000A MB,
5.00%, 6/01/08	350	357,878
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-1 DN,
2.10%, 4/07/08(b)	3,205	3,205,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-2 DN,
2.05%, 4/07/08(b)	1,800	1,800,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005C-1 DN,
2.05%, 4/07/08(b)	5,945	5,945,000
Farmville IDA Educational Facilities RB (Longwood Student Housing Projects) Series 2007 DN (Assured Guaranty Ltd., Bank of America N.A. SBPA),
2.10%, 4/07/08(b)	3,000	3,000,000
Hampton Redevelopment & Housing Authority RB (Multi-Family Housing Project) Series 1998 DN (Federal National Mortgage Assoc. Credit Support & LOC),
2.25%, 4/07/08(b)	400	400,000
Hampton Roads Regional Jail Authority Facilities RB Series 2004 ROC-RR-II-R-2156 DN (MBIA Insurance, Citibank N.A. Liquidity Facility),
2.60%, 4/07/08(a)(b)	1,370	1,370,000
Hanover County IDA Residential Care Facility RB (Covenent Woods Project) Series 1999 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	350	350,000
Henrico County Economic Development Authority RB (Bon Secours Health Systems Project) Series 2008B-1 DN (Assured Guaranty Ltd., Dexia Credit Local SBPA),
2.07%, 4/07/08(b)	5,000	5,000,000
Henrico County Public Improvement GO Series 2008 MB,
5.00%, 12/01/08	1,190	1,212,732
Loudoun County GO (Public Improvement Project) Series 2002A MB,
5.00%, 5/01/08	850	850,908
Loudoun County IDRB (Hill School Project) Series 2002 DN (SunTrust Bank LOC),
2.09%, 4/07/08(b)	2,490	2,490,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003A DN,
2.00%, 4/07/08(b)	1,300	1,300,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003D DN,
1.50%, 4/07/08(b)	900	900,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003E DN,
1.95%, 4/01/08(b)	1,000	1,000,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003F DN,
1.95%, 4/07/08(b)	2,295	2,295,000
Louisa County IDRB (Pooled Financing Project) Series 1995 DN (Bank of America N.A. LOC),
2.10%, 4/07/08(b)	165	165,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	37

Schedule of Investments (continued)	Virginia Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds (Continued)
Virginia (Continued)
Louisa IDA PCRB (Virginia Electric & Power Co. Project) Series 2008 TECP,
2.60%, 4/08/08	$1,100	$1,100,000
Madison County IDRB (Woodberry Forest School Project) Series 2007 DN (SunTrust Bank LOC),
1.25%, 4/01/08(b)	2,700	2,700,000
Montgomery County IDRB (Virginia Technical Foundation Project) Series 2005 DN (Bank of America N.A. LOC),
1.35%, 4/01/08(b)	100	100,000
Newport News IDRB (CNU Warwick LLC Student Apartments Project) Series 2004 DN (Bank of America N.A. LOC),
2.10%, 4/07/08(b)	200	200,000
Norfolk Redevelopment & Housing Authority RB (Harbor’s Edge Project) Series 2004B DN (HSH Nordbank AG LOC),
2.12%, 4/07/08(b)	3,700	3,700,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2001 DN (SunTrust Bank LOC),
1.40%, 4/01/08(b)	210	210,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2005 DN (SunTrust Bank LOC),
1.40%, 4/01/08(b)	1,500	1,500,000
Roanoke Public Improvement GO Series 2008 MB (State Aid Withholding Insurance),
3.25%, 2/01/09	1,660	1,674,327
University of Virginia GO Series 2008 TECP,
1.00%, 6/25/08	4,600	4,600,000
University of Virginia RB Munitops Trust Certificates Series 2005-48 DN (ABN-AMRO Bank N.V. SBPA),
2.23%, 4/07/08(a)(b)	3,500	3,500,000
Upper Occoquan Sewer Authority RB Munitops Trust Certificates Series 2007-30 DN (ABN-AMRO Bank N.V. SBPA),
2.24%, 4/07/08(a)(b)	1,600	1,600,000
Virginia Beach Development Authority IDRB (Ocean Ranch Motel Corp. Project) Series 1998 DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	700	700,000
Virginia Beach GO MERLOTS Trust Receipts Series 2007D-11 DN (Wachovia Bank N.A. LOC),
2.25%, 4/07/08(a)(b)	1,470	1,470,000
Virginia Biotechnology Research Partnership Authority RB (Virginia Blood Services Project) Series 2006 DN (SunTrust Bank LOC),
2.09%, 4/07/08(b)	600	600,000
Virginia College Building Authority Educational Facilities RB (Shenandoah University Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
1.42%, 4/01/08(b)	400	400,000
Virginia College Building Authority Educational Facilities RB (University of Richmond Project) Series 2006 DN (SunTrust Bank SBPA),
1.35%, 4/01/08(b)	500	500,000
Virginia College Building Authority Educational Facilities RB PUTTERS Series 2007-1958 DN (JPMorgan Chase Bank Liquidity Facility),
2.29%, 4/07/08(a)(b)	1,100	1,100,000
Virginia College Building Authority Educational Facilities RB Series 2003-379 DN (JPMorgan Chase & Co. LOC),
2.29%, 4/07/08(a)(b)	4,605	4,605,000
Virginia Commonwealth Transportation Board RB Series 2007-1807B DN (JPMorgan Chase & Co. LOC),
2.29%, 4/07/08(a)(b)	1,115	1,115,000
Virginia Commonwealth Transportation Board RB Series 2007 ROC-RR-II-R-10076 DN (Citibank N.A. Liquidity Facility),
2.24%, 4/07/08(a)(b)	1,200	1,200,000
Virginia Commonwealth University Health Systems Authority RB Series 2008B DN (Branch Banking & Trust Co. LOC),
1.20%, 4/01/08(b)	1,200	1,200,000
Virginia Public Building Authority RB Series 2003A MB,
4.00%, 8/01/08	500	501,986
Virginia Public Building Authority RB Series 2005D DN (Dexia Bank SBPA),
2.00%, 4/07/08(b)	2,200	2,200,000
Virginia Public School Authority RB (School Financing Project) Series 2004A MB (State Aid Withholding Insurance),
5.00%, 8/01/08	620	623,488
Virginia Public School Authority RB Series 2003 ROC-RR-II-R-4050 DN (Citigroup, Inc. Liquidity Facility),
2.24%, 4/07/08(a)(b)	1,840	1,840,000
Virginia Resources Authority Clean Water RB Municipal Trust Receipts Floaters Series 2007-1860 DN (Wells Fargo Bank N.A. LOC),
2.16%, 4/07/08(a)(b)	3,600	3,600,000
Virginia Resources Authority Clean Water RB UBS Municipal Certificates Floaters (Clean Water State Revolving Project) Series 2007 DN (Bank of New York LOC),
2.27%, 4/07/08(a)(b)	2,700	2,700,000
Virginia Small Business Financing Authority RB (Children’s Hospital-Kings Project) Series 2006 DN (Wachovia Bank N.A. LOC),
2.08%, 4/07/08(b)	2,180	2,180,000
Winchester Authority Residential Care Facility IDRB (Westminster-Canterbury Project) Series 2005B DN (Branch Banking & Trust Co. LOC),
2.28%, 4/07/08(b)	1,500	1,500,000

		97,706,319

Total Investments in Securities — 99.7%
(Cost $109,897,242*)		109,897,242
Other Assets in Excess of Liabilities — 0.3%		301,050

Net Assets — 100.0%		$110,198,292

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	MARCH 31, 2008

Schedule of Investments (concluded)	Virginia Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

*	Aggregate cost for federal income tax purposes.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.
(b)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Virginia Commonwealth University RB Series 2006A DN (AMBAC Insurance, Wachovia Bank N.A. Liquidity Facility)	—	$2,400,000	—	$21,709
Virginia Resources Authority Clean Water RB P-Float Trust Receipts Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Captial Services SBPA)	—	$505,000	—	$1,916

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	39

Statements of Assets and Liabilities

March 31, 2008 (Unaudited)	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio
Assets
Investments at value - unaffiliated[1]	$1,752,349,994	$—	$324,219,411	$166,348,390
Investments at value - affiliated[2]	—	—	—	6,795,000
Repurchase agreements[3]	—	575,132,000	—	—
Cash	166	984	91,177	22,719,682
Interest receivable	4,815,413	941,763	2,449,628	1,080,168
Interest receivable - affiliated	—	—	—	53,429
Investments sold receivable	3,160,220	—	—	—
Receivable from advisor	2,224	218	45	195
Capital shares sold receivable	26,685,874	526,850	2,547,842	305,840
Prepaid expenses	141,475	58,680	55,661	22,954

Total assets	1,787,155,366	576,660,495	329,363,764	197,325,658

Liabilities
Investments purchased payable	—	—	2,000,000	400,980
Income dividends payable	2,893,774	684,954	234,983	312,855
Capital shares redeemed payable	2,532,247	—	1,200	—
Investment advisory fees payable	472,816	147,478	79,915	37,489
Transfer agent fees payable	166,781	14,011	11,551	2,286
Administration fees payable	117,580	42,562	26,898	14,072
Officer and Trustees fees payable	43,842	9,775	5,369	3,226
Custodian fees payable	23,497	6,947	2,916	3,415
Service and distribution fees payable	14,334	—	—	—
Other accrued expenses payable	512,018	110,847	86,433	62,251

Total liabilities	6,776,889	1,016,574	2,449,265	836,574

Net Assets

Net Assets	$1,780,378,477	$575,643,921	$326,914,499	$196,489,084

Net Assets Consist of
Paid-in capital	$1,780,298,769	$575,647,909	$326,902,396	$196,484,359
Undistributed net investment income	64,239	46,591	8,019	13
Accumulated net realized gain (loss)	15,469	(50,579)	4,084	4,712

Net Assets	$1,780,378,477	$575,643,921	$326,914,499	$196,489,084

[1] Investments at cost - unaffiliated	$1,752,349,994	$—	$324,219,411	$166,348,390
[2] Investments at cost - affiliated	—	—	—	6,795,000
[3] Cost of repurchase agreements	—	575,132,000	—	—

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Assets and Liabilities (continued)

March 31, 2008 (Unaudited)	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio
Institutional
Net Assets	$633,734,619	$306,433,524	$58,695,085	$127,521,627
Shares outstanding, unlimited number of shares authorized, $0.001 par value	633,758,298	306,460,658	58,629,823	127,509,508
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Service
Net Assets	$512,792,383	$224,513,965	$72,329,856	$33,643,014
Shares outstanding, unlimited number of shares authorized, $0.001 par value	512,772,709	224,568,280	72,354,582	33,659,317
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Hilliard Lyons
Net Assets	$150,076,810	$—	$189,793,258	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	150,063,539	—	189,786,384	—
Net Asset Value	$1.00	$—	$1.00	$—
Investor A
Net Assets	$461,734,469	$44,696,432	$6,096,300	$35,324,443
Shares outstanding, unlimited number of shares authorized, $0.001 par value	461,719,710	44,684,635	6,095,794	35,316,653
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Investor B
Net Assets	$14,098,302	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	14,096,111	—	—	—
Net Asset Value	$1.00	$—	$—	$—
Investor C
Net Assets	$7,941,894	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,941,641	—	—	—
Net Asset Value	$1.00	$—	$—	$—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	41

Statements of Assets and Liabilities (continued)

March 31, 2008 (Unaudited)	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Assets
Investments at value - unaffiliated[1]	$91,123,831	$142,048,649	$630,703,524	$109,897,242
Investments at value - affiliated[2]	—	17,505,000	—	—
Cash	12,475	17,450	80,525	33,023
Interest receivable	427,196	971,206	3,575,330	524,614
Interest receivable - affiliated	—	69,462	—	—
Investments sold receivable	—	—	10,975,000	—
Receivable from advisor	269	88	723	674
Capital shares sold receivable	—	808,939	1,211,041	—
Prepaid expenses	15,179	16,011	38,627	17,472

Total assets	91,578,950	161,436,805	646,584,770	110,473,025

Liabilities
Investments purchased payable	—	902,441	—	—
Income dividends payable	100,087	290,365	1,098,676	218,776
Administration fees payable	5,660	10,463	42,559	7,497
Investment advisory fees payable	5,043	29,262	176,094	11,117
Custodian fees payable	2,785	4,090	4,653	2,504
Transfer agent fees payable	1,476	1,813	7,838	2,304
Officer and Trustees fees payable	1,387	2,519	13,510	1,619
Other accrued expenses payable	36,934	39,763	102,013	30,916

Total liabilities	153,372	1,280,716	1,445,343	274,733

Net Assets

Net Assets	$91,425,578	$160,156,089	$645,139,427	$110,198,292

Net Assets Consist of
Paid-in capital	$91,433,029	$160,159,630	$645,123,386	$110,197,605
Undistributed net investment income	4	—	—	52
Accumulated net realized gain (loss)	(7,455)	(3,541)	16,041	635

Net Assets	$91,425,578	$160,156,089	$645,139,427	$110,198,292

[1] Investments at cost - unaffiliated	$91,123,831	$142,048,649	$630,703,524	$109,897,242
[2] Investments at cost - affiliated	—	17,505,000	—	—

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Assets and Liabilities (concluded)

March 31, 2008 (Unaudited)	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Institutional
Net Assets	$86,319,218	$125,868,290	$547,912,802	$109,856,499
Shares outstanding, unlimited number of shares authorized, $0.001 par value	86,322,260	125,862,328	547,885,252	109,855,492
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Service
Net Assets	$4,978,671	$7,681,540	$53,881,220	$341,793
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,978,453	7,683,266	53,888,352	341,772
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Investor A
Net Assets	$127,689	$26,606,259	$43,345,405	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	127,705	26,612,989	43,345,213	—
Net Asset Value	$1.00	$1.00	$1.00	$—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	43

Statements of Operations

Six Months Ended March 31, 2008 (Unaudited)	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio
Investment Income
Interest	$40,847,698	$9,705,807	$5,421,449
Interest from affiliates	1,482	27	16,923

Total investment income	40,849,180	9,705,834	5,438,372

Expenses
Investment advisory	3,668,694	1,270,541	766,406
Service - class specific	1,323,062	333,099	337,417
Administration	545,071	208,349	127,734
Administration - class specific	205,652	70,586	42,578
Transfer agent - class specific	194,694	5,814	2,442
Printing	150,694	26,547	18,319
Distribution - class specific	67,213	—	—
Professional	66,903	29,196	29,206
Officer and Trustees	48,361	16,862	11,692
Custodian	47,857	20,221	15,182
Registration	30,988	17,875	21,023
Miscellaneous	20,021	11,327	5,414

Total expenses	6,369,210	2,010,417	1,377,413
Less investment advisory fees waived	(989,176)	(443,263)	(278,834)
Less administration fees waived - class specific	(76,171)	(37,276)	(8,847)
Less transfer agent fees waived - class specific	(4,627)	(985)	(127)
Less transfer agent fees reimbursed - class specific	(18,903)	(1,762)	(370)
Less service fees waived - class specific	(18,078)	—	(230,374)
Less fees paid indirectly	(509)	(6)	(1)

Total expenses after waivers and reimbursement	5,261,746	1,527,125	858,860

Net investment income	35,587,434	8,178,709	4,579,512

Realized Gain (Loss)
Net realized gain (loss) from investments	88,849	—	18,418

Net Increase in Net Assets Resulting from Operations	$35,676,283	$8,178,709	$4,597,930

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Operations (concluded)

New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
$2,916,114	$1,230,308	$2,213,274	$9,411,516	$1,741,956
218,945	4	217,196	202,546	23,628

3,135,059	1,230,312	2,430,470	9,614,062	1,765,584

446,212	180,584	331,502	1,416,264	266,782
87,053	6,037	41,382	115,415	845
74,369	30,097	55,250	229,572	44,464
24,789	10,032	18,418	76,832	14,821
2,397	2,047	1,365	8,776	4,226
9,352	3,406	6,642	26,453	4,476
—	—	—	—	—
24,212	20,846	18,564	33,680	16,539
9,996	8,072	9,037	19,455	8,467
10,194	5,819	9,768	21,028	6,376
6,111	5,130	4,281	6,576	6,214
4,189	2,994	3,702	7,783	2,772

698,874	275,064	499,911	1,961,834	375,982
(197,999)	(136,558)	(152,173)	(439,599)	(178,233)
(16,084)	(9,429)	(14,280)	(65,290)	(14,746)
(482)	(197)	(275)	(1,723)	(301)
(1,180)	(1,674)	(842)	(6,150)	(3,876)
—	—	—	—	—
(2)	—	(10)	(2)	—

483,127	127,206	332,331	1,449,070	178,826

2,651,932	1,103,106	2,098,139	8,164,992	1,586,758

587	132	(4,000)	68,155	1,119

$2,652,519	$1,103,238	$2,094,139	$8,233,147	$1,587,877

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	45

Statements of Changes in Net Assets

	Money Market Portfolio		U.S.Treasury Money Market Portfolio		Municipal Money Market Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations
Net investment income	$35,587,434	$76,741,208	$8,178,709	$20,415,039	$4,579,512	$10,444,956
Net realized gain (loss)	88,849	(2,848)	—	—	18,418	(14,334)

Net increase in net assets resulting from operations	35,676,283	76,738,360	8,178,709	20,415,039	4,597,930	10,430,622

Dividends to Shareholders from
Net investment income:
Institutional	(14,287,433)	(30,926,483)	(4,421,764)	(8,825,939)	(952,210)	(2,027,791)
Service	(9,863,985)	(20,365,498)	(3,255,590)	(10,219,151)	(1,021,509)	(3,260,720)
Hilliard Lyons	(2,930,276)	(6,327,437)	—	—	(2,541,333)	(5,026,924)
Investor A	(8,198,805)	(18,353,476)	(501,355)	(1,369,949)	(64,460)	(129,599)
Investor B	(201,412)	(570,502)	—	—	—	—
Investor C	(105,523)	(197,812)	—	—	—	—

Decrease in net assets resulting from dividends to shareholders	(35,587,434)	(76,741,208)	(8,178,709)	(20,415,039)	(4,579,512)	(10,445,034)

Capital Share Transactions
Net increase (decrease) in net assets resulting from capital share transactions	87,101,788	127,891,591	(14,914,816)	103,487,944	13,582,653	(23,588,224)

Net Assets
Total increase (decrease) in net assets	87,190,637	127,888,743	(14,914,816)	103,487,944	13,601,071	(23,602,636)
Beginning of period	1,693,187,840	1,565,299,097	590,558,737	487,070,793	313,313,428	336,916,064

End of period	$1,780,378,477	$1,693,187,840	$575,643,921	$590,558,737	$326,914,499	$313,313,428

End of period undistributed net investment income	$64,239	$64,239	$46,591	$46,591	$8,019	$8,019

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	MARCH 31, 2008

Statements of Changes in Net Assets (concluded)

New Jersey Municipal Money Market Portfolio		North Carolina Municipal Money Market Portfolio		Ohio Municipal Money Market Portfolio		Pennsylvania Municipal Money Market Portfolio		Virginia Municipal Money Market Portfolio
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
$2,651,932	$5,664,183	$1,103,106	$2,545,427	$2,098,139	$5,097,354	$8,164,992	$19,110,199	$1,586,758	$2,602,675
587	7,366	132	38	(4,000)	28,703	68,155	(28,946)	1,119	(484)

2,652,519	5,671,549	1,103,238	2,545,465	2,094,139	5,126,057	8,233,147	19,081,253	1,587,877	2,602,191

(1,788,066)	(3,456,093)	(1,043,698)	(2,506,251)	(1,659,530)	(4,205,016)	(7,073,515)	(16,495,727)	(1,577,653)	(2,583,685)
(459,938)	(1,493,271)	(57,804)	(30,289)	(106,846)	(190,290)	(668,471)	(1,573,883)	(9,105)	(18,990)
—	—	—	—	—	—	—	—	—	—
(403,928)	(714,819)	(1,600)	(8,895)	(331,763)	(702,048)	(423,006)	(1,040,589)	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(2,651,932)	(5,664,183)	(1,103,102)	(2,545,435)	(2,098,139)	(5,097,354)	(8,164,992)	(19,110,199)	(1,586,758)	(2,602,675)

(32,779,296)	55,470,254	23,695,575	5,671,615	28,434,666	(25,233,037)	55,245,554	52,198,539	27,519,726	11,160,010

(32,778,709)	55,477,620	23,695,711	5,671,645	28,430,666	(25,204,334)	55,313,709	52,169,593	27,520,845	11,159,526

229,267,793	173,790,173	67,729,867	62,058,222	131,725,423	156,929,757	589,825,718	537,656,125	82,677,447	71,517,921

$196,489,084	$229,267,793	$91,425,578	$67,729,867	$160,156,089	$131,725,423	$645,139,427	$589,825,718	$110,198,292	$82,677,447

$13	$13	$4	$—	$—	$—	$—	$—	$52	$52

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	47

Financial Highlights	Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)						Six Months Ended March 31, 2008 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0217	0.0498	0.0436	0.0233	0.0083	0.0103	0.0204	0.0469	0.0407	0.0203	0.0054	0.0073
Dividends from net investment income	(0.0217)	(0.0498)	(0.0436)	(0.0233)	(0.0083)	(0.0103)	(0.0204)	(0.0469)	(0.0407)	(0.0203)	(0.0054)	(0.0073)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.20%[2]	5.10%	4.44%	2.36%	0.84%	1.04%	2.06%[2]	4.80%	4.14%	2.05%	0.54%	0.74%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.42%[3]	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%[3]	0.71%	0.71%	0.72%	0.71%	0.72%

Total expenses	0.56%[3]	0.58%	0.63%	0.71%	0.63%	0.62%	0.81%[3]	0.84%	0.89%	0.96%	0.93%	0.94%

Net investment income	4.40%[3]	4.99%	4.36%	2.30%	0.78%	1.04%	4.06%[3]	4.69%	4.09%	2.02%	0.54%	0.74%

Supplemental Data
Net assets, end of period (000)	$633,735	$745,726	$568,058	$574,473	$593,380	$2,006,202	$512,792	$405,701	$448,015	$411,831	$374,441	$431,854

	Hilliard Lyons						Investor A
	Six Months Ended March 31, 2008 (Unaudited)						Six Months Ended March 31, 2008 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0204	0.0471	0.0406	0.0198	0.0043	0.0056	0.0200	0.0461	0.0399	0.0199	0.0044	0.0056
Dividends from net investment income	(0.0204)	(0.0471)	(0.0406)	(0.0198)	(0.0043)	(0.0056)	(0.0200)	(0.0461)	(0.0399)	(0.0199)	(0.0044)	(0.0056)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.06%[2]	4.81%	4.13%	2.00%	0.43%	0.57%	2.02%[2]	4.71%	4.07%	2.01%	0.44%	0.57%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.70%[3]	0.70%	0.72%	0.77%	0.82%	0.89%	0.77%[3]	0.79%	0.79%	0.76%	0.82%	0.89%

Total expenses	0.81%[3]	0.82%	0.98%	1.07%	1.13%	1.10%	0.89%[3]	0.92%	1.05%	1.06%	1.13%	1.11%

Net investment income	4.08%[3]	4.70%	4.06%	1.98%	0.42%	0.56%	3.98%[3]	4.61%	3.98%	2.04%	0.43%	0.57%

Supplemental Data
Net assets, end of period (000)	$150,077	$131,720	$121,243	$116,066	$116,254	$148,277	$461,734	$393,399	$399,656	$433,609	$362,495	$451,676

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Money Market Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0175	0.0418	0.0354	0.0151	0.0015	0.0014	0.0175	0.0417	0.0354	0.0151	0.0014	0.0014
Dividends from net investment income	(0.0175)	(0.0418)	(0.0354)	(0.0151)	(0.0015)	(0.0014)	(0.0175)	(0.0417)	(0.0354)	(0.0151)	(0.0014)	(0.0014)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.77%[2]	4.27%	3.60%	1.52%	0.15%	0.14%	1.77%[2]	4.25%	3.60%	1.52%	0.15%	0.14%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	1.29%[3]	1.22%	1.24%	1.24%	1.10%	1.34%	1.29%[3]	1.24%	1.24%	1.24%	1.10%	1.35%

Total expenses	1.82%[3]	1.83%	1.83%	1.74%	1.79%	1.86%	1.71%[3]	1.79%	1.78%	1.73%	1.79%	1.86%

Net investment income	3.41%[3]	4.18%	3.54%	1.66%	0.14%	0.15%	3.38%[3]	4.16%	3.59%	1.79%	0.14%	0.15%

Supplemental Data
Net assets, end of period (000)	$14,098	$11,532	$19,462	$18,716	$8,924	$13,490	$7,942	$5,109	$8,866	$5,043	$884	$2,197

[1]	Audited by other auditors.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	49

Financial Highlights (continued)	U.S. Treasury Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0155	0.0478	0.0422	0.0221	0.0072	0.0091	0.0141	0.0450	0.0393	0.0190	0.0042	0.0061
Dividends from net investment income	(0.0155)	(0.0478)	(0.0422)	(0.0221)	(0.0072)	(0.0091)	(0.0141)	(0.0450)	(0.0393)	(0.0190)	(0.0042)	(0.0061)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.56%[2]	4.89%	4.30%	2.23%	0.72%	0.92%	1.42%[2]	4.60%	4.00%	1.93%	0.42%	0.62%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.41%[3]	0.41%	0.41%	0.41%	0.41%	0.41%	0.69%[3]	0.69%	0.70%	0.71%	0.71%	0.71%

Total expenses	0.59%[3]	0.61%	0.65%	0.73%	0.70%	0.70%	0.84%[3]	0.86%	0.90%	0.98%	0.99%	1.00%

Net investment income	2.97%[3]	4.75%	4.26%	2.18%	0.68%	0.93%	2.84%[3]	4.50%	3.94%	1.99%	0.41%	0.61%

Supplemental Data
Net assets, end of period (000)	$306,434	$312,979	$211,960	$164,905	$176,136	$379,240	$224,514	$245,609	$246,517	$257,187	$219,788	$250,314

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0140	0.0450	0.0388	0.0186	0.0031	0.0044
Dividends from net investment income	(0.0140)	(0.0450)	(0.0388)	(0.0186)	(0.0031)	(0.0044)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.41%[2]	4.59%	3.95%	1.88%	0.31%	0.44%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.69%[3]	0.70%	0.75%	0.75%	0.82%	0.88%

Total expenses	0.85%[3]	0.86%	1.04%	1.07%	1.19%	1.17%

Net investment income	2.70%[3]	4.49%	3.86%	1.83%	0.31%	0.47%

Supplemental Data
Net assets, end of period (000)	$44,696	$31,970	$28,593	$31,990	$41,283	$49,906

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Municipal Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0139	0.0331	0.0289	0.0172	0.0073	0.0092	0.0126	0.0301	0.0260	0.0143	0.0043	0.0062
Dividends from net investment income	(0.0139)	(0.0331)	(0.0289)	(0.0172)	(0.0073)	(0.0092)	(0.0126)	(0.0301)	(0.0260)	(0.0143)	(0.0043)	(0.0062)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.41%[2]	3.36%	2.93%	1.74%	0.73%	0.92%	1.27%[2]	3.05%	2.63%	1.44%	0.43%	0.62%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.42%[3]	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%[3]	0.72%	0.71%	0.72%	0.72%	0.72%

Total expenses	0.61%[3]	0.63%	0.67%	0.74%	0.71%	0.71%	0.86%[3]	0.91%	0.91%	0.99%	1.00%	1.01%

Net investment income	2.69%[3]	3.29%	2.88%	1.69%	0.69%	0.92%	2.54%[3]	3.00%	2.64%	1.45%	0.42%	0.63%

Supplemental Data
Net assets, end of period (000)	$58,695	$42,083	$61,154	$75,789	$126,534	$437,613	$72,330	$100,454	$132,523	$93,844	$70,344	$88,769

	Hilliard Lyons						Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0139	0.0328	0.0284	0.0163	0.0056	0.0070	0.0125	0.0302	0.0258	0.0136	0.0042	0.0048
Dividends from net investment income	(0.0139)	(0.0328)	(0.0284)	(0.0163)	(0.0056)	(0.0070)	(0.0125)	(0.0302)	(0.0258)	(0.0136)	(0.0042)	(0.0048)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00 $	$1.00	1.00	$1.00

Total Investment Return
Based on net asset value	1.40%[2]	3.33%	2.87%	1.64%	0.57%	0.70%	1.27%[2]	3.06%	2.61%	1.37%	0.43%	0.49%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.45%[3]	0.45%	0.47%	0.52%	0.59%	0.64%	0.71%[3]	0.71%	0.73%	0.79%	0.72%	0.85%

Total expenses	0.86%[3]	0.88%	1.02%	1.09%	1.13%	0.93%	0.87%[3]	0.89%	1.03%	1.11%	1.19%	1.18%

Net investment income	2.76%[3]	3.28%	2.84%	1.62%	0.56%	0.70%	2.48%[3]	3.01%	2.53%	1.29%	0.42%	0.47%

Supplemental Data
Net assets, end of period (000)	$189,793	$166,999	$140,409	$126,397	$127,151	$143,305	$6,096	$3,776	$2,830	$4,262	$7,322	$9,019

1	Audited by other auditors.
2	Aggregate total investment return.
3	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	51

Financial Highlights (continued)	New Jersey Municipal Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0137	0.0326	0.0285	0.0175	0.0074	0.0089	0.0124	0.0298	0.0256	0.0145	0.0044	0.0059
Dividends from net investment income	(0.0137)	(0.0326)	(0.0285)	(0.0175)	(0.0074)	(0.0089)	(0.0124)	(0.0298)	(0.0256)	(0.0145)	(0.0044)	(0.0059)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.38%[2]	3.31%	2.89%	1.76%	0.74%	0.89%	1.24%[2]	3.03%	2.60%	1.46%	0.44%	0.59%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.39%[3]	0.39%	0.39%	0.39%	0.39%	0.39%	0.67%[3]	0.67%	0.68%	0.69%	0.69%	0.69%

Total expenses	0.62%[3]	0.62%	0.66%	0.74%	0.72%	0.72%	0.87%[3]	0.88%	0.92%	0.99%	1.01%	1.02%

Net investment income	2.78%[3]	3.26%	2.88%	1.73%	0.74%	0.89%	2.50%[3]	2.98%	2.57%	1.45%	0.44%	0.59%

Supplemental Data
Net assets, end of period (000)	$127,522	$156,005	$99,173	$74,329	$80,530	$77,267	$33,643	$43,013	$56,955	$59,794	$59,899	$64,313

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0123	0.0298	0.0255	0.0138	0.0044	0.0045
Dividends from net investment income	(0.0123)	(0.0298)	(0.0255)	(0.0138)	(0.0044)	(0.0045)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.24%[2]	3.03%	2.58%	1.39%	0.44%	0.45%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.67%[3]	0.67%	0.69%	0.75%	0.69%	0.82%

Total expenses	0.87%[3]	0.87%	1.02%	1.11%	1.21%	1.19%

Net investment income	2.46%[3]	2.99%	2.56%	1.40%	0.43%	0.44%

Supplemental Data
Net assets, end of period (000)	$35,324	$30,250	$17,662	$15,027	$12,821	$17,783

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	North Carolina Municipal Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0139	0.0336	0.0299	0.0185	0.0084	0.0097	0.0125	0.0307	0.0270	0.0155	0.0054	0.0067
Dividends from net investment income	(0.0139)	(0.0336)	(0.0299)	(0.0185)	(0.0084)	(0.0097)	(0.0125)	(0.0307)	(0.0270)	(0.0155)	(0.0054)	(0.0067)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.40%[2]	3.42%	3.04%	1.87%	0.85%	0.97%	1.26%[2]	3.12%	2.73%	1.56%	0.54%	0.67%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.30%[3]	0.30%	0.30%	0.30%	0.30%	0.30%	0.58%[3]	0.58%	0.60%	0.60%	0.60%	0.60%

Total expenses	0.67%[3]	0.68%	0.70%	0.80%	0.74%	0.74%	0.92%[3]	0.94%	0.98%	1.07%	1.03%	1.04%

Net investment income	2.77%[3]	3.36%	3.00%	1.84%	0.84%	0.96%	2.46%[3]	3.10%	2.61%	1.69%	0.55%	0.63%

Supplemental Data
Net assets, end of period (000)	$86,319	$66,246	$61,086	$56,017	$58,168	$162,465	$4,979	$1,295	$656	$6,923	$160	$227

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0115	0.0298	0.0264	0.0151	0.0054	0.0053
Dividends from net investment income	(0.0115)	(0.0298)	(0.0264)	(0.0151)	(0.0054)	(0.0053)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.16%[2]	3.03%	2.67%	1.52%	0.55%	0.53%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.77%[3]	0.67%	0.66%	0.64%	0.60%	0.74%

Total expenses	1.11%[3]	1.02%	1.10%	1.15%	1.23%	1.21%

Net investment income	2.30%[3]	2.98%	2.64%	1.51%	0.54%	0.53%

Supplemental Data
Net assets, end of period (000)	$128	$189	$316	$321	$319	$338

[1]	Audited by other auditors.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	53

Financial Highlights (continued)	Ohio Municipal Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0145	0.0336	0.0297	0.0182	0.0087	0.0105	0.0131	0.0308	0.0268	0.0152	0.0057	0.0075
Dividends from net investment income	(0.0145)	(0.0336)	(0.0297)	(0.0182)	(0.0087)	(0.0105)	(0.0131)	(0.0308)	(0.0268)	(0.0152)	(0.0057)	(0.0075)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.47%[2]	3.41%	3.01%	1.83%	0.87%	1.06%	1.33%[2]	3.13%	2.72%	1.53%	0.57%	0.75%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.39%[3]	0.39%	0.39%	0.39%	0.39%	0.39%	0.67%[3]	0.67%	0.68%	0.69%	0.69%	0.69%

Total expenses	0.62%[3]	0.62%	0.67%	0.73%	0.72%	0.72%	0.87%[3]	0.87%	0.92%	0.98%	1.01%	1.03%

Net investment income	2.91%[3]	3.35%	2.99%	1.79%	0.87%	1.05%	2.64%[3]	3.09%	2.65%	1.50%	0.56%	0.75%

Supplemental Data
Net assets, end of period (000)	$125,868	$101,325	$131,016	$88,697	$122,030	$94,936	$7,682	$8,199	$5,647	$10,224	$15,311	$13,061

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0131	0.0308	0.0267	0.0150	0.0046	0.0058
Dividends from net investment income	(0.0131)	(0.0308)	(0.0267)	(0.0150)	(0.0046)	(0.0058)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.33%[2]	3.13%	2.70%	1.51%	0.46%	0.58%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.67%[3]	0.67%	0.69%	0.71%	0.80%	0.86%

Total expenses	0.87%[3]	0.87%	1.01%	1.06%	1.20%	1.19%

Net investment income	2.65%[3]	3.08%	2.67%	1.47%	0.46%	0.59%

Supplemental Data
Net assets, end of period (000)	$26,606	$22,201	$20,267	$20,893	$32,171	$26,154

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	MARCH 31, 2008

Financial Highlights (continued)	Pennsylvania Municipal Money Market Portfolio

	Institutional						Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0132	0.0329	0.0290	0.0178	0.0073	0.0093	0.0119	0.0301	0.0261	0.0148	0.0043	0.0063
Dividends from net investment income	(0.0132)	(0.0329)	(0.0290)	(0.0178)	(0.0073)	(0.0093)	(0.0119)	(0.0301)	(0.0261)	(0.0148)	(0.0043)	(0.0063)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.34%[2]	3.34%	2.94%	1.79%	0.73%	0.93%	1.20%[2]	3.06%	2.65%	1.49%	0.43%	0.63%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.42%[3]	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%[3]	0.70%	0.71%	0.72%	0.72%	0.72%

Total expenses	0.59%[3]	0.59%	0.64%	0.72%	0.71%	0.71%	0.84%[3]	0.84%	0.89%	0.97%	0.99%	1.01%

Net investment income	2.63%[3]	3.29%	2.92%	1.78%	0.73%	0.93%	2.39%[3]	3.01%	2.63%	1.47%	0.43%	0.64%

Supplemental Data
Net assets, end of period (000)	$547,913	$500,402	$464,708	$430,376	$426,130	$416,412	$53,881	$55,934	$44,406	$34,219	$32,866	$44,164

	Investor A
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0118	0.0300	0.0259	0.0155	0.0045	0.0049
Dividends from net investment income	(0.0118)	(0.0300)	(0.0259)	(0.0155)	(0.0045)	(0.0049)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.20%[2]	3.05%	2.62%	1.56%	0.45%	0.49%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.70%[3]	0.71%	0.73%	0.65%	0.70%	0.87%

Total expenses	0.84%[3]	0.85%	1.01%	0.96%	1.17%	1.18%

Net investment income	2.32%[3]	3.00%	2.49%	1.64%	0.44%	0.51%

Supplemental Data
Net assets, end of period (000)	$43,345	$33,490	$28,542	$72,079	$29,647	$33,726

[1]	Audited by other auditors.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2008	55

Financial Highlights (concluded)	Virginia Municipal Money Market Portfolio

	Institutional
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30,
		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0136	0.0336	0.0295	0.0181	0.0082	0.0094
Dividends from net investment income	(0.0136)	(0.0336)	(0.0295)	(0.0181)	(0.0082)	(0.0094)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.36%[2]	3.42%	2.99%	1.83%	0.82%	0.95%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.30%[3]	0.30%	0.29%	0.30%	0.30%	0.30%

Total expenses	0.63%[3]	0.67%	0.75%	0.92%	0.89%	0.75%

Net investment income	2.68%[3]	3.37%	3.03%	1.84%	0.83%	0.93%

Supplemental Data
Net assets, end of period (000)	$109,856	$81,190	$71,518	$24,169	$17,857	$21,963

	Service
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	4/24/06[4]- 9/30/06[5]	05/13/05[4] - 06/27/05[6]	10/01/03 - 10/07/03[1,7]	Year Ended September 30, 2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0121	0.0307	0.0104	0.0023	0.0001	0.0084
Dividends from net investment income	(0.0121)	(0.0307)	(0.0104)	(0.0023)	(0.0001)	(0.0084)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.22%[2]	3.11%	1.05%[2]	0.23%[2]	0.01%[2]	0.85%

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement	0.59%[3]	0.58%	0.58%[3]	0.60%[3]	0.40%[3]	0.40%

Total expenses	0.89%[3]	0.91%	1.09%[3]	1.18%[3]	1.06%[3]	1.05%

Net investment income	2.69%[3]	3.14%	3.11%[3]	1.96%[3]	0.71%[3]	0.85%

Supplemental Data
Net assets, end of period (000)	$342	$1,488	$— [8]	$— [6]	$— [7]	$41,011

[1]	Audited by other auditors.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Reissuance of shares.
[5]	There were no Service shares outstanding during the period May 3, 2006 to June 1, 2006.
[6]	There were no Service shares outstanding as of September 30, 2005.
[7]	There were no Service shares outstanding as of September 30, 2004.
[8]	Net assets end of period are less than $500.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2008, the Fund had 26 registered portfolios and 8 of which, BlackRock Money Market Portfolio (“Money Market”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury”), BlackRock Municipal Money Market Portfolio (“Municipal”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Municipal”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Municipal”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Municipal”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Municipal”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Municipal”), are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio of the Fund offers multiple classes of shares. Each Portfolio may offer Shares of Institutional, Service, Investor A, Investor B and Investor C classes. In addition, the Money Market and Municipal Portfolios may offer Hilliard Lyons Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Hilliard Lyons, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. Each Portfolio seeks to maintain the net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Portfolios may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolio’s custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolios, and has determined that the adoption of FIN 48 did not have a material impact on the Portfolios’ financial statements. The Portfolios file U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios’ tax returns remains open for the years ended September 30, 2004 through September 30, 2006. The statute of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS

SEMI-ANNUAL REPORT	MARCH 31, 2008	57

Notes to Financial Statements (continued)

159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several Portfolios are pro-rated among those Portfolios on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund on behalf of the Portfolios have entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect wholly-owned subsidiary of BlackRock, Inc., to provide investment advisory services. BlackRock Institutional Management Corporation (“BIMC”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates: 0.45% of the first $1 billion, 0.40% of the next $1 billion, 0.375% of the next $1 billion and 0.35% of net assets in excess of $3 billion.

In addition, the Advisor has entered into a sub-advisory agreement with BIMC, an affiliate of the Advisor, pursuant to when BIMC serves as subadvisor for all of the Portfolios. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolios to the Advisor.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the cus- todian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.0025% of the first $2 billion and 0.002% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, antimoney laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2008, the Portfolios paid the following fees in return for these services:

Money Market	$4,855
U.S. Treasury	7
Municipal	1,192
New Jersey Municipal	7
Pennsylvania Municipal	63

PFPC and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PFPC and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

58	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement with BlackRock Distributors, Inc. (“BDI”). BDI is an affiliate of BlackRock, Inc. The Fund has also adopted a Distribution Plan on behalf of each Portfolio in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan the Portfolios pay the BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

Class Specific Fee Arrangement
Portfolio	Share Classes
	Institutional		Service		Hilliard Lyons		Investor A		Investor B		Investor C
	Contractual Fees	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (1)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)	Contractual Fees (2)	Actual Fees (3)
Money Market	None	None	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	1.00%	0.80%	1.00%	0.80%
U.S. Treasury	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Municipal	None	None	0.25%	0.25%	0.25%	None	0.25%	0.25%	1.00%	N/A	1.00%	N/A
New Jersey Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
North Carolina Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Ohio Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Pennsylvania Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	0.25%	1.00%	N/A	1.00%	N/A
Virginia Municipal	None	None	0.25%	0.25%	N/A	N/A	0.25%	N/A	1.00%	N/A	1.00%	N/A

(1)	the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3)	annualized; the actual fees are for the six months ended March 31, 2008.

For the six months ended March 31, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Money Market	$1,141,153
U.S. Treasury	255,012
Municipal	106,874
New Jersey Municipal	86,853
North Carolina Municipal	609
Ohio Municipal	41,340
Pennsylvania Municipal	115,081

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2008, the following amounts have been accrued by the Portfolios to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center

	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$1,826	$1,993	$570	$16,236	$1,360	$387	$22,372
U.S. Treasury	698	1,143	—	241	—	—	2,082
Municipal	106	477	689	41	—	—	1,313
New Jersey Municipal	344	228	—	138	—	—	710
North Carolina Municipal	162	7	—	14	—	—	183
Ohio Municipal	227	36	—	111	—	—	374
Pennsylvania Municipal	1,237	250	—	194	—	—	1,681
Virginia Municipal	214	8	—	—	—	—	222

SEMI-ANNUAL REPORT	MARCH 31, 2008	59

Notes to Financial Statements (continued)

For the six months ended March 31, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

Administration Fees

	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$73,728	$60,302	$17,973	$51,408	$1,465	$776	$205,652
U.S. Treasury	37,277	28,669	—	4,640	—	—	70,586
Municipal	8,835	10,055	23,037	651	—	—	42,578
New Jersey Municipal	16,084	4,598	—	4,107	—	—	24,789
North Carolina Municipal	9,429	586	—	17	—	—	10,032
Ohio Municipal	14,280	1,011	—	3,127	—	—	18,418
Pennsylvania Municipal	65,290	6,987	—	4,555	—	—	76,832
Virginia Municipal	14,736	85	—	—	—	—	14,821

Administration Fees Waived

	Share Classes
	Institutional	Service	Investor B	Investor C	Total
Money Market	$73,729	$210	$1,457	$775	$76,171
U.S. Treasury	37,276	—	—	—	37,276
Municipal	8,836	11	—	—	8,847
New Jersey Municipal	16,084	—	—	—	16,084
North Carolina Municipal	9,429	—	—	—	9,429
Ohio Municipal	14,280	—	—	—	14,280
Pennsylvania Municipal	65,290	—	—	—	65,290
Virginia Municipal	14,736	10	—	—	14,746

Transfer Agent Fees

	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$10,440	$4,263	$723	$159,761	$15,106	$4,401	$194,694
U.S. Treasury	2,748	1,698	—	1,368	—	—	5,814
Municipal	497	754	914	277	—	—	2,442
New Jersey Municipal	1,662	428	—	307	—	—	2,397
North Carolina Municipal	1,871	42	—	134	—	—	2,047
Ohio Municipal	1,119	64	—	179	2	1	1,365
Pennsylvania Municipal	7,874	394	—	508	—	—	8,776
Virginia Municipal	4,178	48	—	—	—	—	4,226

Transfer Agent Fees Waived

	Share Classes
	Institutional	Investor B	Investor C	Total
Money Market	$2,444	$1,687	$496	$4,627
U.S. Treasury	985	—	—	985
Municipal	127	—	—	127
New Jersey Municipal	482	—	—	482
North Carolina Municipal	197	—	—	197
Ohio Municipal	275	—	—	275
Pennsylvania Municipal	1,723	—	—	1,723
Virginia Municipal	301	—	—	301

Transfer Agent Fees Reimbursed

	Share Classes
	Institutional	Investor B	Investor C	Total
Money Market	$7,968	$9,218	$1,717	$18,903
U.S. Treasury	1,762	—	—	1,762
Municipal	370	—	—	370
New Jersey Municipal	1,180	—	—	1,180
North Carolina Municipal	1,674	—	—	1,674
Ohio Municipal	842	—	—	842
Pennsylvania Municipal	6,150	—	—	6,150
Virginia Municipal	3,876	—	—	3,876

60	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

Service Fees	Share Classes
	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$607,700	$179,741	$513,271	$14,624	$7,726	$1,323,062
U.S. Treasury	286,694	—	46,405	—	—	333,099
Municipal	100,536	230,375	6,506	—	—	337,417
New Jersey Municipal	45,985	—	41,068	—	—	87,053
North Carolina Municipal	5,863	—	174	—	—	6,037
Ohio Municipal	10,110	—	31,272	—	—	41,382
Pennsylvania Municipal	69,866	—	45,549	—	—	115,415
Virginia Municipal	845	—	—	—	—	845

Service Fees Waived	Share Classes
	Hilliard Lyons	Investor B	Investor C	Total
Money Market	$—	$11,856	$6,222	$18,078
Municipal	230,374	—	—	230,374

Distribution Fees	Share Classes
	Investor B	Investor C	Total
Money Market	$43,949	$23,264	$67,213

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C
Money Market	0.42%	0.72%	0.91%	0.89%	1.49%	1.49%
U.S. Treasury	0.41%	0.71%	N/A	0.88%	1.48%[1]	1.48%[1]
Municipal	0.42%	0.72%	0.66%	0.89%	1.49%[1]	1.49%[1]
New Jersey Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
North Carolina Municipal	0.30%	0.60%	N/A	0.87%	1.37%[1]	1.37%[1]
Ohio Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
Pennsylvania Municipal	0.42%	0.72%	N/A	0.99%	1.49%[1]	1.49%[1]
Virginia Municipal	0.30%	0.60%	N/A	0.87%[1]	1.37%[1]	1.37%[1]

[1]	There were no shares outstanding as of March 31, 2008.

If operating expenses within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor, are less than the expense limit for that share class, the share class is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board has approved the payments to the Advisor at the previous quarterly meeting.

At March 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Money Market	$1,638,585	$1,599,658	$220,573
U.S. Treasury	772,301	707,285	150,558
Municipal	334,488	294,144	43,547
New Jersey Municipal	356,460	344,675	53,913
North Carolina Municipal	246,782	293,900	52,876
Ohio Municipal	311,945	279,571	48,705
Pennsylvania Municipal	968,214	913,386	159,862
Virginia Municipal	224,221	317,929	70,894

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor expired on January 31, 2008:

U.S. Treasury	$1,194,807
Municipal	630,099
New Jersey Municipal	456,571
North Carolina Municipal	304,943
Ohio Municipal	413,974
Pennsylvania Municipal	1,359,479
Virginia Municipal	142,461

SEMI-ANNUAL REPORT	MARCH 31, 2008	61

Notes to Financial Statements (continued)

For the six months ended March 31, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor B shares and Investor C shares:

	Investor B	Investor C
Money Market	$33,784	$8,979

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the six months ended March 31, 2008, was as follows:

Money Market	$1,027
U.S. Treasury	17
Municipal	5
New Jersey Municipal	6
North Carolina Municipal	3
Ohio Municipal	2
Pennsylvania Municipal	7
Virginia Municipal	2

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Portfolios are officers and/or trustees/directors of BlackRock, Inc. or its affiliates.

3. Capital Shares:

Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the dollar amounts shown on the following pages for such transactions.

Transactions in capital shares for each period were as follows:

	Money Market
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$713,310,132	$1,537,243,468
Service	969,544,911	1,813,995,747
Hilliard Lyons	57,572,065	109,753,956
Investor A	206,894,856	331,708,848
Investor B	9,460,330	11,373,692
Investor C	7,824,425	6,280,041
Shares issued in reinvestment of dividends:
Institutional	350,199	1,155,114
Service	993,159	2,713,337
Hilliard Lyons	2,930,338	6,327,179
Investor A	7,986,201	17,601,711
Investor B	175,305	470,652
Investor C	87,793	161,325
Shares redeemed:
Institutional	(825,682,709)	(1,360,729,536)
Service	(863,473,596)	(1,859,021,649)
Hilliard Lyons	(42,153,133)	(105,603,555)
Investor A	(146,568,750)	(355,566,796)
Investor B	(7,069,722)	(19,774,296)
Investor C	(5,080,016)	(10,197,647)

Net increase	$87,101,788	$127,891,591

	U.S. Treasury
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$386,369,214	$559,564,732
Service	434,993,692	984,280,361
Investor A	31,154,908	33,270,755
Shares issued in reinvestment of dividends:
Institutional	3,382	9,207
Service	725,398	826,713
Investor A	499,619	1,368,800
Shares redeemed:
Institutional	(392,918,421)	(458,556,613)
Service	(456,814,231)	(986,012,985)
Investor A	(18,928,377)	(31,263,026)

Net increase (decrease)	$(14,914,816)	$103,487,944

	Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$161,743,286	$172,961,952
Service	143,638,597	229,353,268
Hilliard Lyons	104,609,823	192,779,882
Investor A	17,122,834	23,757,807
Shares issued in reinvestment of dividends:
Institutional	2,127	880
Service	225,928	650,526
Hilliard Lyons	2,541,182	5,026,924
Investor A	64,152	129,475
Shares redeemed:
Institutional	(145,138,359)	(192,031,540)
Service	(171,992,995)	(262,065,852)
Hilliard Lyons	(84,366,657)	(171,211,126)
Investor A	(14,867,265)	(22,940,420)

Net increase (decrease)	$13,582,653	$(23,588,224)

	New Jersey Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$168,473,244	$350,149,665
Service	3,267,759	37,401,353
Investor A	29,101,001	68,757,860
Shares issued in reinvestment of dividends:
Institutional	43,237	69,990

62	SEMI-ANNUAL REPORT	MARCH 31, 2008

Notes to Financial Statements (continued)

	New Jersey Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Service	$51,874	$122,086
Investor A	404,043	714,819
Shares redeemed:
Institutional	(196,999,954)	(293,392,912)
Service	(12,689,895)	(51,467,194)
Investor A	(24,430,605)	(56,885,413)

Net increase (decrease)	$(32,779,296)	$55,470,254

	North Carolina Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$150,712,032	$291,128,975
Service	8,033,829	3,789,948
Investor A	42,400	177,265
Shares issued in reinvestment of dividends:
Institutional	491,564	1,422,320
Service	42,339	5,113
Investor A	1,593	8,697
Shares redeemed:
Institutional	(131,130,570)	(287,390,964)
Service	(4,392,155)	(3,156,724)
Investor A	(105,457)	(313,015)

Net increase	$23,695,575	$5,671,615

	Ohio Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$221,877,792	$396,071,177
Service	7,092,481	16,516,784
Investor A	68,883,779	67,412,683
Shares issued in reinvestment of dividends:
Institutional	28,667	106,237
Service	42,330	65,484
Investor A	332,162	702,048
Shares redeemed:
Institutional	(197,359,650)	(425,892,956)
Service	(7,652,423)	(14,031,016)
Investor A	(64,810,472)	(66,183,478)

Net increase (decrease)	$28,434,666	$(25,233,037)

	Pennsylvania Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$384,634,484	$731,049,582
Service	50,862,065	142,840,710
Investor A	50,589,444	79,731,765
Shares issued in reinvestment of dividends:
Institutional	167,871	313,748
Service	315,874	660,793
Investor A	422,602	1,040,155
Shares redeemed:
Institutional	(337,349,755)	(695,644,721)
Service	(53,236,017)	(131,971,718)
Investor A	(41,161,014)	(75,821,775)

Net increase	$55,245,554	$52,198,539

	Virginia Municipal
	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Institutional	$159,870,017	$175,563,494
Service	1,068,838	15,761,266
Shares issued in reinvestment of dividends:
Institutional	69,712	115,113
Service	9,105	18,429
Shares redeemed:
Institutional	(131,274,151)	(166,005,984)
Service	(2,223,795)	(14,292,308)

Net increase	$27,519,726	$11,160,010

4. Capital Loss Carryforward:

As of September 30, 2007, the Portfolios had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011	2014	2015	Total
Money Market	$—	$—	$66,446	$—	$—	$66,446
U.S. Treasury	13,150	11,911	12,380	13,138	—	50,579
Municipal	—	—	—	—	14,334	14,334
North Carolina Municipal	—	—	—	—	7,587	7,587
Pennsylvania Municipal	—	—	—	23,168	—	23,168

SEMI-ANNUAL REPORT	MARCH 31, 2008	63

Officers and Trustees

David O. Beim, Trustee

Richard S. Davis, Trustee

Ronald W. Forbes, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Rodney D. Johnson, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Donald C. Burke, President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Institutional Management Corporation

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, DE 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, PA 19406

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Electronic copies of most financial reports and prospectuses are available on the Funds’ website.

The Trust has delegated proxy voting responsibilities to BlackRock, subject to the general oversight of the Trust’s Board of Trustees. A description of the policies and procedures that BlackRock uses to determine how to vote proxies relating to Fund securities is available without charge, upon request, by calling 1-800-821-7432, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Information on how proxies relating to the Trust’s voting securities (if any) were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling 1-800-821-7432 or on the website of the Commission at http://www.sec.gov.

The Trust files its complete schedule of Fund holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-Q may also be obtained, upon request, by calling 1-800-821-7432.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by effective prospectuses for each Fund of the Trust, which contain information concerning the investment policies of the Funds as well as other pertinent information. Statements and other information contained in this report are as dated and subject to change.

64	SEMI-ANNUAL REPORT	MARCH 31, 2008

Additional Information (Unaudited)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

SEMI-ANNUAL REPORT	MARCH 31, 2008	65

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

66	SEMI-ANNUAL REPORT	MARCH 31, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†		BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Healthcare Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	MARCH 31, 2008	67

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by a Portfolio’s current prospectus. An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Portfolios’ current 7-day yield more closely reflects the current earnings of a Portfolio than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BlackRock Funds

100 Bellevue Parkway

Wilmington, DE 19809

MM-3/08-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Funds

Date: July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 2, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 2, 2008